REGISTRATION FILE NO. 33-82570
                                                                       811-04234
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM S-6
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              OF SECURITIES OF UNIT
                   INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                              --------------------

                       PRE-EFFECTIVE AMENDMENT NO.           |_|

                       POST-EFFECTIVE AMENDMENT NO. 19       |X|

                              --------------------

                         MONY AMERICA VARIABLE ACCOUNT L
                              (EXACT NAME OF TRUST)

                               MONY LIFE INSURANCE
                               COMPANY OF AMERICA
                               (NAME OF DEPOSITOR)

                              --------------------


              1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
         Depositor's Telephone Number, including Area Code: 212-554-1234

                            -------------------------

                                   Dodie Kent
                  Vice President and Associate General Counsel
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)

                            -------------------------

                  Please send copies of all communications to:
                           Christopher E. Palmer, Esq.
                              Goodwin Procter, LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001

                            -------------------------

        It is proposed that this filing will become effective (check appropriate box)

|_|     immediately upon filing pursuant to paragraph (b) of Rule 485

|X|     on May 1, 2007 pursuant to paragraph (b) of Rule 485

|_|     60 days after filing pursuant to paragraph (a)(1) of Rule 485

|_|     on              pursuant to paragraph (a)(1) of Rule 485

        If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

        TITLE OF SECURITIES BEING REGISTERED: Units of interests under separate account flexible premium variable universal life insurance policies.

================================================================================

MONY America Variable Account L

Variable Universal Life Insurance Policy


PROSPECTUS DATED MAY 1, 2007


Issued by
MONY Life Insurance Company of America
1290 Avenue of the Americas
New York, New York 10104

--------------------------------------------------------------------------------

MONY Life Insurance Company of America (the "Company") issues a variable universal life insurance policy described in this Prospectus. We do not currently offer this policy for sale to new purchasers. Among the policy's many terms are:


ALLOCATION OF PREMIUMS AND FUND VALUES:

You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

You can tell us to place them into a separate account. That separate account is called MONY America Variable Account L.

If you do, you can also tell us to place your premium payments and fund values into any or all of the 23 different subaccounts of MONY America Variable Account L. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes your not earning any money on your premium payments and cash values and also that your premium payments and cash values may lose some or all of their value.

You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 5% interest annually. We may pay more than 5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

If you choose to place your premium payments and fund values into the separate account, we will invest them in your choice of subaccounts of the variable account. Each subaccount invests in shares of one of the following portfolios:



--------------------------------------------------------------------------------
 AXA Premier VIP Trust -- Class B Shares
--------------------------------------------------------------------------------
o AXA Aggressive Allocation Portfolio**   o AXA Moderate Allocation Portfolio**
o AXA Conservative Allocation             o AXA Moderate-Plus Allocation
  Portfolio**                               Portfolio**
o AXA Conservative-Plus Allocation
  Portfolio**
--------------------------------------------------------------------------------
 Dreyfus Stock Index Fund, Inc. -- Initial Shares
--------------------------------------------------------------------------------
o Dreyfus Stock Index Fund, Inc.
--------------------------------------------------------------------------------
 EQ Advisors Trust -- Class IA Shares
--------------------------------------------------------------------------------
o EQ/Bond Index Portfolio                 o EQ/Long Term Bond Portfolio
o EQ/Calvert Socially Responsible         o EQ/Money Market Portfolio
  Portfolio
o EQ/Government Securities Portfolio
--------------------------------------------------------------------------------
 EQ Advisors Trust -- Class IB Shares
--------------------------------------------------------------------------------
o All Asset Allocation Portfolio*         o EQ/International Growth Portfolio
o EQ/Boston Advisors Equity Income        o EQ/Marsico Focus Portfolio
  Portfolio                               o EQ/Montag & Caldwell Growth
o EQ/Caywood-Scholl High Yield Bond         Portfolio
  Portfolio                               o EQ/Small Company Growth Portfolio+
o EQ/GAMCO Small Company Value            o EQ/TCW Equity Portfolio+
  Portfolio
                                          o EQ/UBS Growth and Income Portfolio
--------------------------------------------------------------------------------
 Fidelity(R) Variable Insurance Products (VIP) -- Service Class Shares
--------------------------------------------------------------------------------
o Contrafund(R) Portfolio                 o Growth Portfolio++
o Growth Opportunities Portfolio++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Janus Aspen Series -- Institutional Shares
--------------------------------------------------------------------------------
o Balanced Portfolio                      o Mid Cap Growth Portfolio
o Forty Portfolio                         o Worldwide Growth Portfolio
--------------------------------------------------------------------------------



* This is the investment option's new name effective on or about July 9, 2007, sub ject to regulatory approval. Please see "The Funds" later in this Prospectus for the investment option's former name.

** This investment option will be available on or about June 18, 2007, subject to regulatory approval.

+ This investment option's name, investment objective and sub-adviser will change on or about May 29, 2007 or July 9, 2007, subject to regulatory approval. See the supplement included with this Prospectus for more information.

++ Please see the supplement included with this Prospectus regarding the planned substitution or merger of this Portfolio.

DEATH BENEFIT

We will pay a death benefit if you die before you reach age 95 while the policy is in effect. That death benefit will never be less than amount specified in the policy. It may be greater than the amount specified if the policy's cash values increase.

LIVING BENEFITS

You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.

CHARGES AND FEES

The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

It may not be advantageous to replace existing life insurance coverage.


These are only some of the terms of the policy. Please read the prospectus carefully for more complete details of the policy.


This prospectus comes with prospectuses for the EQ Advisors Trust, Dreyfus Stock Index Fund, Inc., Fidelity Variable Insurance Products (VIP) and Janus Aspen Series.


This prospectus is used with current Owners only. You should note that the options, features and charges of the Policy may have varied over time, For more information about the particular options, features and charges applicable to your policy, please contact your financial professional and/or refer to your policy.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          X01569

                                                                         MLA-EQM

Table of Contents

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SUMMARY OF THE POLICY                                                     1
--------------------------------------------------------------------------------
Important policy terms                                                       1
Purpose of the policy                                                        1
Policy premium payments and values                                           1
Charges and deductions                                                       3
Fees and expenses of the Funds                                               4
The death benefit                                                            7
Premium features                                                             7
MONY America Variable Account L                                              7
Allocation options                                                           7
Transfer of Fund Value                                                       7
Policy loans                                                                 7
Full surrender                                                               8
Partial surrender                                                            8
Preferred partial surrender                                                  8
Free Look Period                                                             8
Grace period and lapse                                                       8
Tax treatment of increases in Fund Value                                     8
Tax treatment of death benefit                                               8
Riders                                                                       8
Contacting the Company                                                       9
State variations                                                             9
Replacement of existing coverage                                             9

--------------------------------------------------------------------------------
2.  WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                          10
--------------------------------------------------------------------------------
MONY Life Insurance Company of America                                      10

How to reach us                                                             10

MONY America Variable Account L                                             10

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3. THE FUNDS                                                                12
--------------------------------------------------------------------------------
Purchase of portfolio shares by MONY America
     Variable Account L                                                     15

i  Table of Contents

------------------------------------------------------------------------------
4. DETAILED INFORMATION ABOUT THE POLICY                                    16
--------------------------------------------------------------------------------
Application for a policy                                                    16
Right to examine a policy -- Free Look Period                               17
Premiums                                                                    17
Allocation of net premiums                                                  18
Death benefits under the policy                                             19
Changes in Specified Amount                                                 20
Other optional insurance benefits                                           21
Benefits at maturity                                                        22
Policy values                                                               22
Determination of Fund Value                                                 23
Calculating Fund Value                                                      23
Calculating unit values for each subaccount                                 24
Transfer of Fund Value                                                      24
Disruptive transfer activity                                                24
Right to exchange policy                                                    25
Policy loans                                                                25
Full surrender                                                              26
Partial surrender                                                           26
Preferred partial surrender                                                 27
Grace period and lapse                                                      27

--------------------------------------------------------------------------------
5. CHARGES AND DEDUCTIONS                                                   29
--------------------------------------------------------------------------------
Deductions from premiums                                                    30
Daily deduction from MONY America Variable Account L                        30
Deductions from Fund Value                                                  30
Fund Charges                                                                31
Transaction and other charges                                               32
Fees and expenses of the Funds                                              32
Guarantee of certain charges                                                32

--------------------------------------------------------------------------------
6. OTHER INFORMATION                                                        34
--------------------------------------------------------------------------------
Federal income tax considerations                                           34
Voting of Fund shares                                                       37
Disregard of voting instructions                                            37
Report to policy owners                                                     37
Substitution of investments and right to change operations                  37
Changes to comply with law                                                  38
Variations among policies                                                   38

--------------------------------------------------------------------------------
7. THE GUARANTEED INTEREST ACCOUNT                                          39
--------------------------------------------------------------------------------
General description                                                         39
Limitations on amounts in the Guaranteed Interest Account                   39
Death Benefit                                                               39
Policy charges                                                              39
Transfers                                                                   40
Surrenders and policy loans                                                 40

--------------------------------------------------------------------------------
8. MORE ABOUT THE POLICY                                                    41
--------------------------------------------------------------------------------
Ownership                                                                   41
Beneficiary                                                                 41
Notification and claims procedures                                          41
Payments                                                                    41
Payment plan/settlement provisions                                          41
Payment in case of suicide                                                  42
Assignment                                                                  42
Errors on the application                                                   42
Incontestability                                                            42
Policy illustration fee                                                     42
Distribution of the policies                                                42

--------------------------------------------------------------------------------
9. MORE ABOUT THE COMPANY                                                   44
--------------------------------------------------------------------------------
Management                                                                  44
State regulation                                                            51
Telephone/facsimile/web transactions                                        51
Legal proceedings                                                           51
Registration Statement                                                      51
Independent registered public accounting firm                               51
Financial statements                                                        51

--------------------------------------------------------------------------------
10. INDEX TO FINANCIAL STATEMENTS                                          F-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
A --  Death Benefit Percentage for Guideline
      Premium/Cash Value Corridor Test                                     A-1
B --  Guaranteed Death Benefit Rider
      (Ten Year/Age 75)                                                    B-1
C -- Guaranteed Death Benefit Rider (Lifetime)                             C-1

                                                           Table of Contents  ii

1. Summary of the policy

--------------------------------------------------------------------------------

This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving MONY America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. Before purchasing a policy, we urge you to read the entire prospectus carefully.

IMPORTANT POLICY TERMS

We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

--------------------------------------------------------------------------------
OUTSTANDING DEBT -- The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

LOAN ACCOUNT -- An account to which amounts are transferred from the subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 5%. The Loan Account is part of the Company's General Account.

FUND VALUE -- The sum of the amounts under the policy held in each subaccount of MONY America Variable Account L, the Guaranteed Interest Account, and the Loan Account, and any interest thereon to secure Outstanding Debt.

CASH VALUE -- The Fund Value of the policy less any fund charge.

SURRENDER VALUE -- The Cash Value less any outstanding debt reduced by any unearned loan interest.

MINIMUM MONTHLY PREMIUM -- The amount the Company determines is necessary to keep the policy in effect for the first two policy years. .

GUARANTEED INTEREST ACCOUNT -- This account is part of the general account of MONY Life Insurance Company of America (the "Company"). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account.")

SPECIFIED AMOUNT -- The minimum death benefit for as long as the policy remains in effect.

VALUATION DATE -- Each day that the New York Stock Exchange is open for trading. A Valuation Date ends at 4:00 p.m. Eastern Time.
--------------------------------------------------------------------------------

PURPOSE OF THE POLICY

The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value, depending on the option you choose. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit, to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.


POLICY PREMIUM PAYMENTS AND VALUES

The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a Sales Charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various subaccounts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you choose. The death benefit will never decrease below the Specified Amount of your policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 5%.

The value of the net premium payments you allocate to MONY America Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.

If you cancel the policy and return it to the Company during the Free Look Period, your premium payments will be returned by the Company. After the Free Look Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first fourteen years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from it from the amount it will pay you. The Fund Value minus Fund Charges and minus the amount of debt outstanding from loans you have received plus any unearned interest on the outstanding debt is called the Cash Value of the policy.

1  Summary of the policy

Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed under the policy. These charges and fees are deducted by the Company from the policy's Fund Value and are described in further detail below.

The policy remains in effect until the earliest of:

o A grace period expiring without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt.

o  Age 95.

o  Death of the insured.

o  Full surrender of the policy.

Generally, the policy remains in effect only as long as the Cash Value less any Outstanding Debt is sufficient to pay all monthly deductions. However, during the first two years the policy is in effect, the Company will determine an amount which if paid during those first two policy years will keep the policy and all rider coverages in effect for the first two policy years even if the Cash Value less any Outstanding Debt of the policy is not enough to pay monthly deductions. This amount is called the Minimum Monthly Premium. A choice of two Guaranteed Death Benefit Riders is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders may remain in effect. The Guaranteed Death Benefit Riders require the payment of an agreed upon amount of premiums and is discussed on the following page.

                                                        Summary of the policy  2

CHARGES AND DEDUCTIONS

The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. Additional details can be found in "Charges and deductions" later in this prospectus. For information concerning compensation paid for the sale of the policy, see "Distribution of the policies."


-------------------------------------------------------------------------------------------------------------
Deductions from Premiums
-------------------------------------------------------------------------------------------------------------
Sales charge                                             Premiums paid during first ten policy years -- 4.00%
Varies based on number of years the policy has been in   Premiums paid during policy years 11-20 -- 2.00%
effect. It is a percentage of Premium paid.              Premiums paid after policy year 20 -- 0.00%
-------------------------------------------------------------------------------------------------------------
Tax Charge                                               State and local -- 2.00%
-------------------------------------------------------------------------------------------------------------
DAC Charge                                               Federal -- 1.25%
-------------------------------------------------------------------------------------------------------------
Daily Deduction from MONY America Variable Account L
-------------------------------------------------------------------------------------------------------------
Mortality & expense risk charge                          0.75% of subaccount value (0.002055% daily)
Maximum Annual Rate
-------------------------------------------------------------------------------------------------------------
Deductions from Fund Value
-------------------------------------------------------------------------------------------------------------
Cost of insurance charge                                 Current cost of insurance rate x net amount at risk at
                                                         the beginning of the policy
                                                         month
-------------------------------------------------------------------------------------------------------------
                                                                                 Each of 1st       Each Month
Administrative charge
                                                         Specified Amount     12 Policy Months     Thereafter
                                                         -------------------- ------------------   -----
Monthly charge based on Specified Amount of policy.
                                                         Less than $250,000   $ 31.50*             $ 6.50
                                                         $250,000-$499,999    $ 28.50*             $ 3.50
                                                         $500,000 or more     $ 25.00*                None
                                                         * Reduced by $5.00 for issue ages 0 through 17.
-------------------------------------------------------------------------------------------------------------
Guaranteed death benefit charge                          $0.01 per $1,000 of Specified Amount and certain
Monthly Charge for Death Benefit Rider                   Rider amounts. Please note that the Rider requires
                                                         that premiums on the policy itself be paid in order
                                                         to remain in effect.
-------------------------------------------------------------------------------------------------------------
Optional insurance benefits charge                       As applicable.
Monthly Deduction for any other Optional
Insurance Benefits added by rider.
-------------------------------------------------------------------------------------------------------------
Transaction and other charges
-- Partial Surrender Fee                                 -- The lesser of 2% of the amount surrendered or $25.
-- Transfer of Fund Value (at Company's option)          -- Maximum of $25 on each transfer in a policy year
                                                            exceeding four.1
-------------------------------------------------------------------------------------------------------------


1    Currently, there is no charge on transfers among investment options.

3 Summary of the policy

------------------------------------------------------------------------------------------------------
Fund charges                                                                       Administrative
                                                             Issue Age*              Fund Charge
                                                             --------------------- ------------------
Administrative fund charge
Administrative fund charge over 14 years based on a
schedule. Factors per $1,000 of Specified Amount vary        0-25 ................ $ 2.50
based on issue age.                                          26 ..................  3.00
                                                             27 ..................  3.50
                                                             28 ..................  4.00
                                                             29 ..................  4.50
                                                             30 or higher ........  5.00
------------------------------------------------------------------------------------------------------
                                                             Issue Age*              Percentage
                                                             ----------              ----------
Sales fund charge
Percentage of premiums paid in the first 5 years, up to a
maximum amount of premiums called the target premium         0-17 ................    50%
calculated based on a schedule over 14 years.                18-65 ...............    75
                                                             66 ..................    70
                                                             67 ..................    65
                                                             68 ..................    60
                                                             69 ..................    55
                                                             70 or higher ........    50
                                                             * Issue Ages are restricted on Policies
                                                             offered to residents of, or issued for
                                                             delivery in, the State of New Jersey to
                                                             ages in excess of 17.

                                                             The Sales Fund Charge can increase as
                                                             premiums are paid during the five year
                                                             period. Starting on the fifth
                                                             anniversary, the charge decreases from
                                                             its maximum by 10% per year until it
                                                             reaches zero at the end of the 14th year.


--------------------------------------------------------------------------------
MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. You bear your proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option you are using. The investment adviser fees for each portfolio are listed in the table below. Each portfolio also incurs expenses in its operations. Those expenses are also shown in the table below.

FEES AND EXPENSES OF THE FUNDS


The next table shows the total operating expenses charged by the portfolio companies that you may pay periodically during the time you own the contract. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the subaccounts. You bear your proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option you are using. The table reflects total operating expenses for the portfolios for the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information about the fees and expenses described in this table see the portfolio prospectuses which accompany this Prospectus.



                    ANNUAL PORTFOLIO OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2006
                                     (as a percentage of average net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Acquired          Total
                                                                                           Fund Fees        Annual       Fee waivers
                                                             Distribution                    and            Expenses        and/or
                                                  Manage-    and Service                   Expenses         (Before        Expense
                                                   ment        (12b-1)        Other       (Underlying       Expense      Reimburse-
Portfolio Name                                    Fees(1)      Fees(2)      Expenses(3)  Portfolios)(4)   Limitations)     ments(5)
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust -- Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation Portfolio**              0.10%      0.25%           0.18%        0.91%            1.44%          (0.18)%
AXA Conservative Allocation Portfolio**            0.10%      0.25%           0.22%        0.67%            1.24%          (0.22)%
AXA Conservative-Plus Allocation Portfolio**       0.10%      0.25%           0.18%        0.72%            1.25%          (0.18)%
AXA Moderate Allocation Portfolio**                0.10%      0.25%           0.17%        0.78%            1.30%          (0.17)%
AXA Moderate-Plus Allocation Portfolio**           0.10%      0.25%           0.17%        0.85%            1.37%          (0.17)%
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund, Inc. -- Initial Shares
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund, Inc.                     0.25%        --            0.02%          --             0.27%           0.00%
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                                                     Net Total
                                                      Annual
                                                     Expenses
                                                      (After
                                                     Expense
Portfolio Name                                      Limitations)
----------------------------------------------------------------
AXA Premier VIP Trust -- Class B Shares
----------------------------------------------------------------
AXA Aggressive Allocation Portfolio**                  1.26%
AXA Conservative Allocation Portfolio**                1.02%
AXA Conservative-Plus Allocation Portfolio**           1.07%
AXA Moderate Allocation Portfolio**                    1.13%
AXA Moderate-Plus Allocation Portfolio**               1.20%
----------------------------------------------------------------
Dreyfus Stock Index Fund, Inc. -- Initial Shares
----------------------------------------------------------------
Dreyfus Stock Index Fund, Inc.                         0.27%
----------------------------------------------------------------


                                                         Summary of the policy 4

ANNUAL PORTFOLIO OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2006 (continued)
(as a percentage of average net assets)

---------------------------------------------------------------------------------------
                                                           Distribution
                                                Manage-    and Service
                                                 ment        (12b-1)          Other
 Portfolio Name                                 Fees(1)      Fees(2)        Expenses(3)
---------------------------------------------------------------------------------------
EQ Advisors Trust -- Class IA Shares
---------------------------------------------------------------------------------------
EQ/Bond Index Portfolio                          0.35%            --            0.40%
EQ/Calvert Socially Responsible Portfolio        0.65%            --            0.25%
EQ/Government Securities Porfolio                0.50%            --            0.22%
EQ/Long Term Bond Portfolio                      0.43%            --            0.15%
EQ/Money Market Porfolio                         0.33%            --            0.14%
---------------------------------------------------------------------------------------
EQ Advisors Trust -- Class IB Shares
---------------------------------------------------------------------------------------
All Asset Allocation Portfolio*                  0.10%          0.25%           0.20%
EQ/Boston Advisors Equity Income Portfolio       0.75%          0.25%           0.15%
EQ/Caywood-Scholl High Yield Bond Portfolio      0.60%          0.25%           0.18%
EQ/GAMCO Small Company Value Portfolio           0.78%          0.25%           0.14%
EQ/International Growth Portfolio                0.85%          0.25%           0.35%
EQ/Marsico Focus Portfolio                       0.85%          0.25%           0.13%
EQ/Montag & Caldwell Growth Portfolio            0.75%          0.25%           0.16%
EQ/Small Company Growth Portfolio+               1.00%          0.25%           0.17%
EQ/TCW Equity Portfolio+                         0.80%          0.25%           0.16%
EQ/UBS Growth and Income Portfolio               0.75%          0.25%           0.17%
---------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products (VIP)
-- Service Class Shares
---------------------------------------------------------------------------------------
Contrafund(R) Portfolio                          0.57%          0.10%           0.09%
Growth Portfolio++                               0.57%          0.10%           0.11%
Growth Opportunities Portfolio++                 0.57%          0.10%           0.15%
---------------------------------------------------------------------------------------
Janus Aspen Series -- Institutional Shares
---------------------------------------------------------------------------------------
Balanced Portfolio                               0.55%            --            0.03%
Forty Portfolio                                  0.64%            --            0.06%
Mid Cap Growth Portfolio                         0.64%            --            0.06%
Worldwide Growth Portfolio(6)                    0.60%            --            0.04%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                   Acquired          Total                      Net Total
                                                  Fund Fees        Annual       Fee waivers      Annual
                                                     and          Expenses        and/or        Expenses
                                                  Expenses         (Before        Expense        (After
                                                 (Underlying       Expense      Reimburse-      Expense
 Portfolio Name                                Portfolios)(4)   Limitations)     ments(5)     Limitations)
---------------------------------------------------------------------------------------------------------
 EQ Advisors Trust -- Class IA Shares
---------------------------------------------------------------------------------------------------------
EQ/Bond Index Portfolio                               --             0.75%          (0.30)%        0.45%
EQ/Calvert Socially Responsible Portfolio             --             0.90%          (0.10)%        0.80%
EQ/Government Securities Porfolio                     --             0.72%             --          0.72%
EQ/Long Term Bond Portfolio                           --             0.58%           0.00%         0.58%
EQ/Money Market Porfolio                              --             0.47%             --          0.47%
---------------------------------------------------------------------------------------------------------
EQ Advisors Trust -- Class IB Shares
---------------------------------------------------------------------------------------------------------
All Asset Allocation Portfolio*                     0.72%            1.27%          (0.20)%        1.07%
EQ/Boston Advisors Equity Income Portfolio            --             1.15%          (0.10)%        1.05%
EQ/Caywood-Scholl High Yield Bond Portfolio           --             1.03%          (0.03)%        1.00%
EQ/GAMCO Small Company Value Portfolio                --             1.17%           0.00%         1.17%
EQ/International Growth Portfolio                     --             1.45%           0.00%         1.45%
EQ/Marsico Focus Portfolio                            --             1.23%          (0.08)%        1.15%
EQ/Montag & Caldwell Growth Portfolio                 --             1.16%          (0.01)%        1.15%
EQ/Small Company Growth Portfolio+                    --             1.42%          (0.12)%        1.30%
EQ/TCW Equity Portfolio+                              --             1.21%          (0.06)%        1.15%
EQ/UBS Growth and Income Portfolio                    --             1.17%          (0.12)%        1.05%
---------------------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products
(VIP) -- Service Class Shares
---------------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio                               --             0.76%           0.00%         0.76%
Growth Portfolio++                                    --             0.78%           0.00%         0.78%
Growth Opportunities Portfolio++                      --             0.82%           0.00%         0.82%
---------------------------------------------------------------------------------------------------------
Janus Aspen Series -- Institutional Shares
---------------------------------------------------------------------------------------------------------
Balanced Portfolio                                    --             0.58%             --          0.58%
Forty Portfolio                                       --             0.70%             --          0.70%
Mid Cap Growth Portfolio                              --             0.70%             --          0.70%
Worldwide Growth Portfolio(6)                         --             0.64%             --          0.64%
---------------------------------------------------------------------------------------------------------



* This is the investment option's new name effective on or about July 9, 2007, subject to regulatory approval. Please see "The Funds" later in this Prospectus for the investment option's former name.

** This investment option will be available on or about June 18, 2007, subject to regulatory approval.

+ This investment option's name, investment objective and sub-adviser will change on or about May 29, 2007 or July 9, 2007, subject to regulatory approval. See the supplement included with this Prospectus for more information.

++ Please see the supplement included with this Prospectus regarding the planned substitution or merger of this Portfolio.

1. The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote 5 for any expense limitation agreement information.

2. Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the investment company Act of 1940. For the portfolios of AXA Premier VIP Trust and EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the policies.

3. Other expenses shown are those incurred in 2006. The amounts shown as "Other expenses" will fluctuate from year to year depending on actual expenses. See footnote 5 for any expense limitation agreement.

4. Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. The fees and expenses are based on the respective weighted investment allocation as of 12/31/06. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

5. The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each portfolio. The absence of an applicable expense limitation is indicated by a dash ("--"). That the expense limitation arrangement did not result in a fee waiver or reimbursement is indicated by "0.00%." AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2008. Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits each affected portfolio's total annual expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than specified amounts. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. In addition, certain investment managers have voluntarily agreed to reduce their management fee and/or reimburse the portfolio so that total annual operating expenses of a portfolio (exclusive of investment-related expenses such as foreign country tax expense and interest expense on amounts borrowed) are not more than specified amounts. These investment managers reserve the right to terminate any such waivers and/or reimbursements at any time with-


5 Summary of the policy
  out notice. See the prospectus for each applicable underlying Trust for more information about the arrangement. In addition, a portion of the brokerage commissions of certain portfolios of EQ Advisors Trust and Fidelity(R) Variable Insurance Products (VIP) is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expense would be as shown in the table below:



--------------------------------------------------------------------------------
Portfolio Name
--------------------------------------------------------------------------------
   EQ/GAMCO Small Company Value Portfolio                                 1.16%
--------------------------------------------------------------------------------
   EQ/Marsico Focus Portfolio                                             1.14%
--------------------------------------------------------------------------------
   EQ/Montag & Caldwell Growth Portfolio                                  1.13%
--------------------------------------------------------------------------------
   EQ/UBS Growth and Income Portfolio                                     1.03%
--------------------------------------------------------------------------------
   Fidelity(R) Variable Insurance Products (VIP) Service Class Shares
--------------------------------------------------------------------------------
   Contrafund(R) Portfolio                                                0.75%
--------------------------------------------------------------------------------
   Growth Portfolio                                                       0.77%
--------------------------------------------------------------------------------
   Growth Opportunities Portfolio                                         0.78%
--------------------------------------------------------------------------------



6. The Janus Aspen Series Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its bench mark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Please see the Janus Aspen Series prospectus and Statement of Additional Information for further detail on this performance adjustment.


                                                         Summary of the policy 6

THE DEATH BENEFIT

The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

OPTION I -- The death benefit equals the greater of:

(a) The Specified Amount in force on the date of death plus the increase in Fund Value since the last Monthly Anniversary Day, and

(b) Fund Value on the date of death, plus the applicable death ben efit percentage of the Fund Value on the last Monthly Anniversary Day.

If you choose Option I, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

OPTION II -- The death benefit equals the greater of:

(a) The Specified Amount in force on the date of death, plus the Fund Value on the date of death, and

(b) The Fund Value on the date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

If you choose Option II, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death benefits under the policy."


When you apply for insurance, you can purchase either of two benefit periods under the Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect during the applicable benefit period. At issue, you can elect either one of two benefit periods as follows: (a) the later of the insured's age 75, or ten years from the date of the policy, or (b) the Maturity Date regardless of the policy's Cash Value. (See "Detailed information about the policy -- Guaranteed Death Benefit Rider.")


PREMIUM FEATURES

You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first two policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments, your policy continues in effect until the Cash Value, less any Outstanding Debt, can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal income tax considerations."

The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace period and lapse." If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY America Variable Account L."

ALLOCATION OPTIONS


You may allocate premium payments and Fund Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of AXA Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products Fund (VIP), or Janus Aspen Series (collectively the "Funds"). The subaccounts available under the policy are described in "The Funds."

The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Syracuse Operations Center. See "Transfer of Fund Value" under "Detailed information about the policy" for more information.

POLICY LOANS

You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy loans" under "Detailed information about the policy" for more information.

7  Summary of the policy

The amount of Outstanding Debt reduced by any unearned interest is subtracted from your death benefit. Your Outstanding Debt reduced by any unearned interest is repaid from the proceeds of a full surrender. See "Full surrender." Outstanding Debt may also affect the continuation of the policy. See "Grace period and lapse." The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.

FULL SURRENDER

You can surrender the policy during the insured's lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any fund surrender charge, and minus (c) any Outstanding Debt plus any unearned loan interest. See "Full surrender" under "Detailed information about the policy" for more information.

PARTIAL SURRENDER


You may request a partial surrender after your Policy has been in effect for 2 years if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500 and the resulting Specified Amount is not less than the minimum we then allow. If the requested amount exceeds the amount available, we will reject your request. A partial surrender will decrease the Specified Amount. See "Partial surrender" under "Detailed information about the policy" for more information.


Partial surrenders must be for at least $500. A partial surrender fee of $25 or 2% of the amount surrendered (whichever is less) will be assessed against the remaining Fund Value. A portion of the fund charge may be assessed on a partial surrender.

PREFERRED PARTIAL SURRENDER

You may request up to 10% of your Policy's Cash Value without reducing the Specified Amount of your policy and without incurring a fund charge. The maximum amount available for preferred partial surrenders during a policy year will be determined on the date of the first surrender in that policy year. You may make this request after your Policy has been in effect for two years. You will have to pay the partial surrender fee. See "Preferred partial surrender" under "Detailed information about the policy" for more information.

FREE LOOK PERIOD

You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. You may also return the policy within 45 days after the date you sign the application for the policy. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount of the Variable Account. See "Right to examine a Policy -- Free Look Period."

GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

(1) it has a Cash Value, less any Outstanding Debt, greater than zero;

(2) you have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that Rider; or

(3) during the first two policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (and related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.

If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider. See "Choice of Guaranteed Death Benefit Riders." If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider. See "Grace period and lapse."

You must understand that after the first two policy years, the policy can lapse even if the scheduled premium payments are made unless you have met the requirements of the Guaranteed Death Benefit Rider.

TAX TREATMENT OF INCREASES IN FUND VALUE

The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal income tax considerations."

TAX TREATMENT OF DEATH BENEFIT

Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will not be subject to federal income taxes when received by the beneficiary. Also a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See "Federal income tax considerations."

RIDERS

Additional optional insurance benefits may be added to the policy by an addendum called a rider. There are six riders available with this policy:

o Guaranteed Death Benefit Rider


o Spouse's Term Rider (This rider is no longer available for new elections.)


o Children's Term Insurance Rider

o Accidental Death Benefit Rider

o Purchase Option Rider

o Waiver of Monthly Deductions Rider

                                                        Summary of the policy  8

CONTACTING THE COMPANY

All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company's Operations Center at 100 Madison Street, Syracuse, New York 13202, 1-800-487-6669.

STATE VARIATIONS

Policies issued in your state may provide different features and benefits from those described in this Prospectus. Any state variations in the policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy or any endorsements, contact the Company's Operations Center.

REPLACEMENT OF EXISTING COVERAGE

Generally, it is not advisable to purchase an insurance policy as a replacement for existing coverage. Before you buy a life insurance policy, ask your agent if changing, or adding to, current insurance coverage would be advantageous. Do not base your decision to replace existing coverage solely on a comparison of policy illustrations.

9  Summary of the policy

2. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA
We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA. AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and its parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. and MONY Holdings, LLC, and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the policies. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $795 billion in assets as of December 31, 2006. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New York), the District of Columbia, and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


On July 8, 2004, AXA Financial, Inc. acquired The MONY Group Inc., which was, prior to that date, the parent company of the Company. The process of integrating the business operations of the Company with those of AXA Financial was completed in 2005.


HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone/Fax/Web Transactions" for effective dates for processing telephone, Internet and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------
For policy owner inquiries, write our Operations Center:
MONY Life Insurance Company of America
Policyholder Services
100 Madison Street
Syracuse, New York 13202

--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Our automated voice response system is normally available seven days a week, 24 hours a day at 1-800-487-6669. Customer service representatives are available weekdays from 9AM to 5PM, Eastern Time.

--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
If you are an AXA Advisors client, our Website is www.axaonline.com. All other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. Our Websites provide access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone, (2) over the Internet, through EQAccess, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or internet, see "Telephone/Fax/Web Transactions" later in this prospectus.


                      ----------------------------------

MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and cash values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities funded by MONY America Variable Account
L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

Fund Values of the policy allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. All obligations of the Company under the policy are general corporate obligations of the Company. The Com-

                              Who is MONY Life Insurance Company of America?  10
pany may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust.

MONY America Variable Account L is divided into subdivision called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the EQ/Long Term Bond Subaccount invests solely in shares of the EQ Advisors Trust EQ/Long Term Bond Portfolio. These portfolios serve only as the underlaying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY America Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

11  Who is MONY Life Insurance Company of America?

3. The Funds

--------------------------------------------------------------------------------

Although the investment objectives and policies of certain Funds or their portfolios are similar to the investment objectives and policies of other Funds or portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other Fund or portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, expenses, and other factors all contribute to differences in performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds or portfolios available through the policy may have names similar to Funds or portfolios not available through the policy. The performance of any Fund or portfolio not available through the policy is not indicative of performance of the similarly named Fund or portfolio available through the policy.


The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Allocation Portfolios. Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.

The following table lists the portfolios that correspond to the subaccounts of MONY America Variable Account L that are available to you under the policy, their objective, and the names of the portfolio investment adviser and subadvisers, as applicable. Before you choose a subaccount to which to allocate your net premium payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account L. You bear the investment risk of investing in the portfolios. Also, please note that AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Investment Manager (or Sub-Adviser(s), as
 Portfolio Name                Objective                                                  applicable)

------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST -- CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION**   Seeks long-term capital appreciation.                       o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE              Seeks a high level of current income.                       o AXA Equitable
 ALLOCATION**
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a          o AXA Equitable
 ALLOCATION**                 greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION**     Seeks long-term capital appreciation and current income.    o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,    o AXA Equitable
 ALLOCATION**                 with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IA SHARES
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOND INDEX                 Seeks a total return before expenses that approximates      o Standish Mellon Asset Management
                              the total return performance of the Lehman Brothers           Company, LLC
                              Aggregate Bond Index ("Index"), including reinvestment
                              of coupon payments, at a risk level consistent with
                              that of the Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY           Seeks long-term capital appreciation.                       o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                              o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                                    The Funds 12





-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Investment Manager (or Sub-Adviser(s),
Portfolio Name                   Objective                                                as applicable)
-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IA SHARES
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GOVERNMENT SECURITIES         Seeks to maximize income and capital appreciation        o BlackRock Financial Management, Inc.
                                 through investment in the highest credit quality debt
                                 obligations.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND                Seeks to maximize income and capital appreciation        o BlackRock Financial Management, Inc.
                                 through investment in long-maturity debt obligations.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                  Seeks to obtain a high level of current income,          o The Dreyfus Corporation
                                 preserve its assets and maintain liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB SHARES(*)
-----------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION(1)          Seeks long-term capital appreciation and current income. o AXA Equitable
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY        Seeks a combination of growth and income to achieve      o Boston Advisors, LLC
 INCOME                          an above-average and consistent total return.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH           Seeks to maximize current income.                        o Caywood-Scholl Capital Management
 YIELD BOND
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL                   Seeks to maximize capital appreciation.                  o GAMCO Asset Management Inc.
 COMPANY VALUE
-----------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH          Seeks to achieve capital appreciation.                   o MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS                 Seeks long-term growth of capital.                       o Marsico Capital Management, LLC
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL             Seeks to achieve capital appreciation.                   o Montag & Caldwell, Inc.
 GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY GROWTH+         Seeks to achieve capital appreciation.                   o Bear Stearns Asset Management Inc.
                                                                                          o Eagle Asset Management, Inc.
                                                                                          o Wells Capital Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/TCW EQUITY+                   Seeks to achieve long-term capital appreciation.         o TCW Investment Management Company
-----------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME         Seeks to achieve total return through capital            o UBS Global Asset Management
                                 appreciation with income as a secondary                   (Americas) Inc.
                                 consideration.
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND,
INC. -- INITIAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND,        Seeks to match the total return of the S&P 500           o The Dreyfus Corporation (the index
INC.                             Composite Stock Price Index.                               manager is Mellon Equity Associates
                                                                                            LLP)
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS (VIP) -- SERVICE
CLASS
-----------------------------------------------------------------------------------------------------------------------------------
CONTRAFUND(R) PORTFOLIO          Seeks long-term capital appreciation.                    o Fidelity Management & Research Company
                                                                                            (subadvised by FMR Co., Inc., Fidelity
                                                                                            Management & Research (U.K.) Inc.,
                                                                                            Fidelity Management & Research (Far
                                                                                            East) Inc., and Fidelity Investments
                                                                                            Japan Limited)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO++               Seeks to achieve capital appreciation.                   o Fidelity Management & Research Company
                                                                                            (subadvised by FMR Co., Inc.)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES             Seeks to provide capital growth.                         o Fidelity Management & Research Company
 PORTFOLIO++                                                                                (subadvised by FMR Co., Inc., Fidelity
                                                                                            Management & Research (U.K.) Inc.,
                                                                                            Fidelity Management & Research (Far
                                                                                            East) Inc., and Fidelity Investments
                                                                                            Japan Limited)
-----------------------------------------------------------------------------------------------------------------------------------



13 The Funds

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Investment Manager (or Sub-Adviser(s), as
 Portfolio Name          Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES --
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO      Seeks long-term growth, consistent with preservation of    o Janus Capital Management LLC
                        capital and balanced by current income.
------------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO         Seeks long-term growth of capital.                         o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH          Seeks long-term growth of capital.                         o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE GROWTH        Seeks long-term growth of capital in a manner consistent   o Janus Capital Management LLC
                        with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------



(*) This portfolio information reflects the portfolio's name change effective on or about July 9, 2007, subject to regulatory approval. The chart below reflects the portfolio's name in effect, until on or about July 9, 2007. The number in the "FN" column corresponds with the number contained in the table above.



-------------------------------------------------
 FN          Portfolio Name until July 9, 2007
-------------------------------------------------
 (1)        EQ/Enterprise Moderate Allocation
-------------------------------------------------



** This investment option will be available on or about June 18, 2007, subject to regulatory approval.

+ This investment option's name, investment objective and sub-adviser will change on or about May 29, 2007 or July 9, 2007, subject to regulatory approval. See the supplement included with this prospectus for more information.

++ Please see the supplement included with this Prospectus regarding the planned substitution or merger of this Portfolio.

You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. Share classes, where applicable, are defined in the corresponding Fund prospectus. The prospectuses for the Fund contain this and other important information about the portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Fund prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-487-6669.


                                                                    The Funds 14

PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT L

The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.

The Funds' prospectuses accompany this prospectus and should be read carefully before investing.

15  The Funds

4.  Detailed information about the policy

--------------------------------------------------------------------------------

The Fund Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

APPLICATION FOR A POLICY

The policy design meets the needs of individuals as well as for corporations who provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of AXA Advisors, LLC ("AXA Advisors"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law. (See "More about the policy -- Distribution of the policies"). A policy can be issued on the life of an insured for ages up to and including 80 with evidence of insurability that satisfies the Company. Policies offered to residents of, or issued for delivery in, the State of Maryland may only be issued on the life of an Insured for Ages up to and including Age 70 with evidence of insurability satisfactory to the Company. Policies offered to residents of, or issued for delivery in, the State of New Jersey may only be issued on the lives of Insureds between the Ages of 18 and 70, depending upon the health and smoking status of the Insured applicants. The age of the insured is the age on his or her birthday nearest to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

TEMPORARY INSURANCE COVERAGE

If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See "Premiums -- Premium flexibility."

Coverage under the Temporary Insurance Agreement ends (except for contracts issued in Kansas) on the earliest of:

o   the Policy Release Date, if the policy is issued as applied for;

o the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

o no later than 90 days from the date the Temporary Insurance Agreement is signed;

o the 45th day after the form is signed if you have not finished the last required medical exam;

o 5 days after the Company sends notice to you that it declines to issue any policy; and

o   the date you tell the Company that the policy will be refused.

For contracts issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

o   the Policy Release Date, if the policy is issued as applied for;

o the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

o   the date you tell the Company that the policy will be refused; and

o the day written notice of the declination and refund of premium is provided to the applicant.

If the insured dies during the period of temporary coverage, the death benefit will be:

(1) the insurance coverage applied for (including any optional riders) up to $500,000, less

(2) the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

(1) the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

(2) the date on which coverage under the Temporary Insurance

                                       Detailed information about the policy  16

     Agreement ends other than because the applicant has died or the policy applied for is issued or refused.

Premiums will be returned to you with interest within 5 days after the date the Company sends notice to you declining to issue any policy.

INITIAL PREMIUM PAYMENT

Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment specified in your policy must be paid in full when your policy is delivered. Your policy if issued exactly as applied for, is effective on (1) the date we authorize its delivery, or (2) any later policy date requested in the application. If your policy is issued other than as applied for, the policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living. If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you earns interest until the Policy Release Date. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 5% per year. Upon the Policy Release Date (or when your premium payment is received if you did not pay premium when you applied for the policy) your premiums will be allocated to the Money Market Subaccount. When the Free Look Period ends, amounts held in the Money Market Subaccount will be allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to examine a policy -- Free Look Period."

POLICY DATE

The Company may approve the backdating of a policy. However, the policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

RISK CLASSIFICATION

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

RIGHT TO EXAMINE A POLICY -- FREE LOOK PERIOD

The Free Look Period starts with the delivery of the Policy and ends on the latest of: (a) 10 days after its delivery to you; (b) 45 days after you sign
Part I of the application; and (c) 10 days after we mail or deliver a Notice of Withdrawal Right. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

Your premiums will be allocated to the Money Market Subaccount until the end of the Free Look Period.

PREMIUMS

The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

PREMIUM FLEXIBILITY

The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

(1)   the policy's Specified Amount,

(2)   any riders added to the policy, and

(3)   the insured's

     (a) Age,

     (b) smoking status,

     (c) gender (unless unisex cost of insurance rates apply, see
         "Deductions from Fund Value -- Cost of insurance"), and

     (d) underwriting class.

The Minimum Monthly Premium will be shown in the policy. Subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The policy is guaranteed not to lapse during the first two policy years if on each monthly anniversary the conditions previously described in "Summary of the policy" are met. See also "Grace period and lapse."

Generally, your policy remains in effect so long as your policy has Surrender Value. Charges that maintain your policy are deducted monthly from Fund Value. The Surrender Value of your policy is affected by:

(1) the investment experience of any amounts in the subaccounts of MONY America Variable Account L,

(2) the interest earned in the Guaranteed Interest Account,

(3) the deduction from Cash Value of the various charges, costs, and expenses imposed by the policy provisions, and


(4) Outstanding debt.


This in turn affects the length of time your policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Surrender Value of your policy is sufficient to pay these charges. See "Grace period and lapse."

17  Detailed information about the policy

SCHEDULED PREMIUM PAYMENTS (PLANNED PREMIUM PAYMENTS)

When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments after the first 2 policy years. For policies offered to residents of, or issued for delivery in the Commonwealth of Massachusetts, you will determine a Planned Premium Payment. The Planned Premium Payment provides for the payment of level premiums at fixed intervals over a specified period of time. For those policyowners, the term "Scheduled Premium Payment" used in this Prospectus refers to "Planned Premium Payment."

You may elect to make monthly premium payments by the MONYMatic Plan. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid manually before premiums may be paid by the MONYMatic Plan. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace period and lapse.")

GUARANTEED DEATH BENEFIT RIDER

When you apply for a policy, you will be able to choose to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider may extend the period that the Specified Amount of your policy and certain other rider coverages will remain in effect if the subaccounts suffer adverse investment experience. The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the States of New Jersey and Texas. (See "Other optional insurance benefits.")

MODIFIED ENDOWMENT CONTRACTS

The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal income tax considerations -- Modified Endowment Contracts."

UNSCHEDULED PREMIUM PAYMENTS

Generally, you may make premium payments at any time and in any amount as long as each payment is at least $250. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death benefits under the policy," and "Federal income tax considerations." However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.


Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied as premium payments. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.


PREMIUM PAYMENTS AFFECT THE CONTINUATION OF THE POLICY

If you skip or stop paying premiums, the policy will continue in effect until the Surrender Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace period and lapse."


Your policy is guaranteed to remain in effect as long as:


(a)  the Surrender Value is greater than zero; or

(b) you have purchased the Guaranteed Death Benefit Rider and you have met all its requirements; or

(c) during the first two policy years, the Minimum Monthly Premium requirements are satisfied.

ALLOCATION OF NET PREMIUMS

Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.

You may change the allocation of net premiums at any time by submitting a proper written request to the Company's administrative office at 1290 Avenue of the Americas, New York, New York, 10104. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Operations Center at 100 Madison Street, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone/facsimile/web transactions." Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective on the Valuation Day we receive your instructions.

                                       Detailed information about the policy  18

Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.

You may also elect to change allocation instructions for future premiums via the web by completing a transaction authorization form online at www.AXAOnline.com. See "Telephone/facsimile/web transactions".

DEATH BENEFITS UNDER THE POLICY

When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

(1) The policy's death benefit, plus

(2) Any insurance proceeds provided by rider, less

(3) Any Outstanding Debt reduced by any unearned loan interest (and, if in the Grace Period, less any overdue charges), less

(4) If death occurs during a period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including deduction for the month of death.

You may select one of two death benefit Options: Option I or Option II. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option I has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

OPTION I -- The death benefit equals the greater of:

(a) The Specified Amount on date of death, plus the increase in Fund Value since last Monthly Anniversary Day; and


(b) The Fund Value on date of death, plus the applicable death ben efit percentage of the Fund Value on the last Monthly Anniversary Day.


The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined by the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See "Federal income tax considerations." The death benefit percentage is 150% for insureds 40 or under, and it declines for older insureds. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option I.

OPTION II -- The death benefit equals the greater of:

(a) The Specified Amount of the policy, plus the Fund Value as of date of death; and

(b) The Fund Value on date of death, plus the applicable death ben efit percentage of the Fund Value on the last Monthly Anniversary Day.

The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option I and is stated in Appendix A. The death benefit in Option II will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option II.

EXAMPLES OF OPTIONS I AND II

The following examples demonstrate the determination of death benefits under Options I and II. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that the insured is age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

-------------------------------------------------------------------------
                                   Policy 1     Policy 2      Policy 3
-------------------------------------------------------------------------
Specified Amount                 $ 100,000    $ 100,000     $ 100,000
Fund Value on Date of Death      $  35,000    $  60,000     $  85,000
Death Benefit Percentage               150%         150%          150%
Death Benefit under Option 1     $ 100,000    $ 150,000     $ 212,500
Death Benefit under Option II    $ 135,000    $ 160,000     $ 212,500
-------------------------------------------------------------------------

Option I, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) and the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option I, Policies 2 & 3: The death benefit is equal to the Fund Value plus the Fund Value multiplied by the death benefit percentage since ($60,000 + ($60,000 x 150%) = $150,000 for Policy 2; $85,000 + ($85,000 x 150%) = $212,500
for Policy 3) is greater than the Specified Amount ($100,000).

Option II, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option II, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($60,000 + ($60,000 x 150%) = $150,000).

Option II, Policy 3: The death benefit is the Fund Value plus the Fund Value multiplied by the death benefit percentage ($85,000 + ($85,000 x 150%) = $212,500) since it is greater than the Specified Amount plus the Fund Value ($100,000 + $85,000 = $185,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

CHANGES IN DEATH BENEFIT OPTION

You may request that the death benefit option under your policy be changed from Option I to Option II, or Option II to Option I. You may make a change by sending a written request to the Company's administrative office. A change from Option II to Option I is made without

19 Detailed information about the policy providing evidence of insurability. A change from Option I to Option II will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

If you change from Option I to Option II your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. The total death benefit will not change immediately. The change to Option II will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option II to Option I, the Specified Amount of the policy will remain the same. The death benefit will be reduced to the Specified Amount. However, the death benefit will equal the Fund Value on the date of death plus the Fund Value on the Monthly Anniversary day prior to the date of death times the Death Benefit Percentage if that amount is greater than the Specified Amount. The change to Option I will generally reduce the death benefit payable in the future.

A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Deductions from Fund Value -- Cost of insurance." If the policy's death benefit is not based on the death benefit percentage under Option I or II, changing from Option II to Option I will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age.

CHANGES IN SPECIFIED AMOUNT

You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the second policy anniversary. Increases in Specified Amount are not permitted on or after the insured's age 81. For policies offered to residents of, or issued for delivery in, the State of New Jersey, increases in Specified Amount are not permitted after the insured's age 66. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the policy is in effect and the policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

To increase or decrease the Specified Amount, send a written application to the Company's administrative office. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request. See "Other information -- Federal income tax considerations" for certain possible tax consequences and limitations.

INCREASES

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. An increase will not be given for increments of Specified Amount less than $10,000.

When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and deductions." In addition, the fund charge associated with your policy will increase. The fund charge for the increase is computed in a similar way as for the original Specified Amount. The target premiums and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) the new coverage segments. Allocation to new coverage segments will be in the same proportion that the guideline annual premiums for each segment bear to the sum of guideline annual premiums for all segments. Guideline annual premiums are defined by federal securities law. Fund Value will also be allocated to each coverage segment.

You will have the right to cancel an increase in the Specified Amount within the later of (1) 45 days after Part I of the application for the increase is signed, (2) ten days (or longer in certain states) after receipt of the policy endorsement applicable to the increase, or (3) ten days after mailing or personal delivery of a notice as to the availability of the Free Look provision. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The policy fund charge will also be adjusted to the amount which would have existed had the increase never taken place.

DECREASES

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

(1) To reduce the coverage segments of Specified Amount associated with the most recent increases, then

(2) To the next most recent increases successively, and last

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(3)  To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if less than $10,000.

If the reduction decreases the Specified Amount during the Fund Charges period, the Fund Charges on the remaining Specified Amount will be reduced. However, an amount equal to the reduction in the Fund Charges will be deducted from the Fund Value. See "Charges and deductions -- Fund charges." Target premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

(1) Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy,

(2) To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Surrender Value of your policy, or

(3) The decrease would result in a Specified Amount which is less than the Specified Amount we then allow or if the resulting Fund Value would be less than the product of: (a) the number of months to the next policy anniversary, times (b) the monthly deduction.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal income tax considerations" for information on how changes in benefits can have limitations and tax implications under various tax rules.

OTHER OPTIONAL INSURANCE BENEFITS

Subject to availability and certain requirements, you may elect to add one or more of the optional insurance benefits described below. These optional benefits are added to your Policy by an addendum called a "rider." The amounts of these benefits are fully guaranteed when issued. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your Policy. You can cancel these benefits at any time.

The Company or your financial professional can provide you with more information about these optional insurance benefits. Some of these benefits may be selected only when you apply for your Policy. Some benefits are not available in combination with others and may not be available in your State. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract. We can add, delete or modify the riders we are making available at any time before they become an effective part of your policy.

See "Federal income tax considerations" for certain possible tax consequences and limitations of adding or deleting optional insurance benefits.

GUARANTEED DEATH BENEFIT RIDER

When you apply for your policy you will be able to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider provides under certain circumstances a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect, even if the Cash Value of the policy is zero on any monthly anniversary date.

The Guaranteed Death Benefit Rider allows you to choose the length of the period during which the policy is guaranteed to remain in effect. The available two periods are:

o   until the Insured age reaches 75 (but not less than 10 years from the Policy
    Date); or

o   until the Maturity Date of your policy.


To remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will end subject to the rider's grace period. In addition, this rider will automatically end at the later of the insured's age 75 or ten years from the policy date or the Maturity Date of the Policy ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end when the rider is no longer in force. See "Deductions from Fund Value -- Guaranteed Death Benefit Charge"


On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider you have chosen in effect. To remain in effect, we make two calculations.

The first calculation shows the net premiums you have paid. We:

(1)  total the actual premiums you have paid for the policy, and

(2)  subtract the amount of:

     (a) partial surrenders (and associated fees), and

     (b) outstanding debt

The second calculation shows the amount of premiums the rider required you to pay. We:

(1) take the Monthly Guarantee Premium specified by the rider and

(2) multiply it by the number of complete months since the policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the rider, will end. Once ended, the rider cannot be reinstated.

The grace period for this rider is explained in the section called "Grace period and lapse -- if Guaranteed Death Benefit Rider is in effect."

21  Detailed information about the policy

The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey or Texas. Because the Guaranteed Death Benefit Rider is not available, the Grace Period and Lapse will be treated as if the Guaranteed Death Benefit is not in effect.

It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.)

SPOUSE'S TERM RIDER


This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company or any other plan we choose to offer, at any time prior to the spouse's age 65 or 5 years from the issue of the rider, if later. (This rider is no longer available for new elections.)


CHILDREN'S TERM INSURANCE RIDER

This rider provides term insurance coverage on the lives of the dependent children of the insured under age 18. The coverage continues to the policy anniversary nearest the Insured's Age 65 or the child's 22nd birthday, if earlier. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability. Coverage is limited to the lesser of one-fifth of the initial Specified Amount or $10,000. Upon the expiration of the rider coverage, it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company or any other plan we choose to offer.

ACCIDENTAL DEATH BENEFIT RIDER

This rider pays the benefit amount selected if the insured dies as a result of an accident. The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident. A benefit equal to twice the rider amount is payable if:

(1) accidental death occurs as the result of riding as a passenger, and

(2) the accidental death occurred while riding in a public conveyance, and

(3) the public conveyance was being operated commercially to trans port passengers for hire.

The maximum amount of coverage is the initial specified amount but not more than the greater of:

(1) $100,000 total coverage of all such insurance in the Company or its affiliates, or

(2) $200,000 of all such coverages regardless of insurance compa nies issuing such coverages.

PURCHASE OPTION RIDER

This rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable. Coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37 and 40. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

o Marriage of the insured.

o Birth of a child of the insured.

o Legal adoption of a child by insured.

A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.

WAIVER OF MONTHLY DEDUCTION RIDER

This rider provides for the waiver of certain charges while the insured has a covered total disability for 6 months without interruption and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider if the covered total disability starts before age 65 and continues for six months without interruption. The duration of the benefit depends on the age of the insured when the covered total disability occurs.

BENEFITS AT MATURITY

The maturity date for this policy is the policy anniversary on which the insured is age 95. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Surrender Value of the policy. See "Other Information - Federal income tax considerations" for the tax treatment of an endowment benefit. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments." Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

POLICY VALUES

FUND VALUE

The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

On each Valuation Date, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value." No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.

                                       Detailed information about the policy  22

CASH VALUE

The Cash Value of the policy equals the Fund Value less Fund Charge. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge. Once the surrender charge expires, the Cash Value equals the Fund Value.

DETERMINATION OF FUND VALUE

Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

o   Payment of premiums.

o   Amount held in the Loan Account to secure any Outstanding Debt.

o   Partial surrenders.

o   Preferred Partial Surrenders.

o   The charges assessed in connection with the policy.

o   Investment experience of the subaccounts.

o   Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

o   The investment income.

o   Realized and unrealized capital gains and losses.

o   Expenses of a portfolio including the investment adviser fees.

o   Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating unit values for each subaccount.") On any day, the amount in a subaccount of MONY America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

o   Make partial surrenders.

o   Make Preferred Partial Surrenders.

o   Make full surrenders.

o   Transfer amounts from a subaccount (including transfers to the Loan
    Account).

o   Pay the death benefit when the insured dies.

o   Pay monthly deductions from the policy's Fund Value.

o   Pay policy transaction charges.

o   Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's administrative office. If the premium or request reaches the administrative office on a day that is not a Valuation Date, or after the close of business on a Valuation Date (after 4:00 PM Eastern
Time), the transaction date will be the next Valuation Date. All policy transactions are performed as of a Valuation Date. If a transaction date or monthly anniversary day occurs on a day other than a Valuation Date (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

You may also elect to transfer Fund Value via the web by completing a transaction authorization form online at www.AXAOnline.com. See
"Telephone/facsimile/web transactions".

CALCULATING FUND VALUE

The Fund Value of your policy on the policy date is:

(a)  the net premiums received by us on or before the policy date; less

(b)  the monthly deduction due on the policy date.

After that, we make Fund Value calculations on Valuation Dates. On any Valuation Date, we determine the Fund Value of a policy as follows:

(a) determine the policy's Fund Value in each subaccount (see below) on that Valuation Date;

(b) determine the amount of any refund by multiplying the Fund Value in the subaccount by 0.04167%. This refund is determined and allocated to each subaccount on each monthly anniversary day after the 10th policy anniversary. It is based on current expectations as to mortality, investment earnings, persistency and expenses, and is not guaranteed;

(c)  total the Fund Value in each subaccount on that Valuation Date;

(d) add the Fund Value in the Guaranteed Interest Account on that Valuation Date; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Valuation Date, decreased by any allocations against the Guaranteed Interest Account before that Valuation Date for: (i) any amounts transferred to Loan Account; (ii) any amounts transferred to the sub-accounts and

23  Detailed information about the policy
    applicable transfer charge; (iii) any partial surrender and its fee; and
    (iv) any monthly deductions.

(e)  add any amounts in the Loan Account on that Valuation Date;

(f) add interest credited on that Valuation Date on the amounts in the Loan Account since the last monthly anniversary day;

(g)  add any net premiums received on that Valuation Date;

(h)  deduct any partial surrender, and its fee, made on that Valuation Date; and

(i)  deduct any monthly deduction to be made on that Valuation Date.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

The Company calculates the unit value of a subaccount on any Valuation Date as follows:

(1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

(2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

(3) Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily deductions from MONY America Variable Account -- Mortality and Expense Risk Charge." If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

(4) Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Valuation Date was set at $10.00.

TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts after the Free Look Period by sending a proper written request to the Company's administrative office. Transfers may be made by telephone if you have proper authorization. See "Telephone/facsimile/web transactions." Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace period and lapse." No charges are currently imposed upon transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers in excess of four during a policy year and to discontinue telephone transfers.

You may also elect to transfer Fund Value via the web by completing a transaction authorization form online at www.AXAOnline.com. See
"Telephone/facsimile/web transactions".

After the Free Look Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account."


Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments,

                                       Detailed information about the policy  24
which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.


We offer subaccounts with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts"), as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered into participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. In most cases, each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a policy owner is identified as having engaged in a potentially disruptive transfer for the first time under the policy, a letter is sent to the policy owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, no trust available under the policy had implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.


Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


RIGHT TO EXCHANGE POLICY

During the first 24 months following the policy date or an increase in the Specified Amount, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See "The Guaranteed Interest Account." No charge is imposed on the transfer when you exercise the exchange privilege.

POLICY LOANS

You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's administrative office. You may take a loan any time your policy has a positive Cash Value. The minimum amount you may borrow is $250. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy less any Outstanding Debt. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

Loan interest is payable in advance on each policy anniversary at an annual rate of 5.4%. Interest on the full amount of any Outstanding Debt for the following Policy Year is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. If the Policy Owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the Subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on the basis you specify, or, if you do not specify, on a proportional basis.

25  Detailed information about the policy

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 5%. After the tenth Policy anniversary, it is expected the annual interest rate that applies to the Loan Account will be 0.5% higher than otherwise applicable. This increase is not guaranteed.

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments, subject to the limitation of maintaining no more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Subaccounts and Guaranteed Interest Account on the same basis.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the policy remains in effect. During the first 2 policy years, your policy will lapse when (1) the sum of all premiums paid less partial surrenders, fees and Outstanding Debt is less than the required minimum premium amount, and (2) the minimum payment required is not made during the grace period. After the second policy anniversary (or, in some instances, the second anniversary following an increase), your policy will lapse when (1) Cash Value less partial surrenders, fees, and Outstanding Debt is insufficient to cover the monthly deduction against the policy's Fund Value on any Monthly Anniversary Day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if: (1) total premiums received less any partial surrenders and their fees, do not exceed the premium required under that Rider or (2) Outstanding Debt exceeds Cash Value. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See "Grace period and lapse."

A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal income tax considerations."

FULL SURRENDER

You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy's Fund Value less (1) any Fund Charges, and (2) any Outstanding Debt reduced by any unearned loan interest (the "Surrender value").

You may surrender your policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your policy. See "Payment Plan/settlement provisions." For information on the tax effects of surrender of a policy, see "Federal income tax consideration."

PARTIAL SURRENDER

With a partial surrender, you obtain a part of the Surrender Value of your policy without having to surrender the policy in full. You may request a partial surrender after the second policy anniversary. The partial surrender will take effect on (1) the Valuation Date that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year. However, the Company reserves the right to limit the number of partial surrenders to 12 per year. A partial surrender may not result in a Specified Amount in force less than the minimum we then allow.

A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Surrender Value must be at least $500 after the partial surrender. However, partial surrenders from the Guaranteed Interest Account are subject to certain limitations. You can only make a partial surrender of amounts in the Guaranteed Interest Account to a maximum amount which bears the same proportion to the total amount being surrendered as the amount of Fund Value being surrendered as the amount of Fund Value held in the Guaranteed Interest Account and all subaccounts on the date of the partial surrender.

You may make a partial surrender by submitting a proper written request to the Company's home office. Partial surrender allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages and at least 10% of the partial surrender must be allocated against the Guaranteed Interest Account or any subaccount included in the allocation. We will not accept an allocation request that is incorrect or if there is insufficient Fund Value in the Guaranteed Interest Account or subaccount to provide the requested allocation against it. But, if an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that the Fund Value held in the Guaranteed Interest Account and each subaccount bears to the Fund Value in the Guaranteed Interest Account and all the subaccounts. As of the effective date of any

                                       Detailed information about the policy  26
partial surrender, your Fund Value, Cash Value, and Surrender Value are reduced by the amount surrendered (plus the applicable fee). The amount of any partial surrender (plus the applicable fee) is allocated proportionately to the policy owner's Fund Value in the subaccounts and Guaranteed Interest Account unless he/she requests otherwise. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

If death benefit Option 1 is in effect on the day on which a partial surrender is made, we shall then reduce the amount of the death benefit payable on that day by the amount of the partial surrender, plus its applicable fee. If the amount of that reduced death benefit is less than the Specified Amount in force on that day, then the Specified Amount in force on that day will be decreased to equal the amount of that reduced death benefit. But the amount of partial surrender cannot result in a Specified Amount in force less than the minimum Specified Amount we allow. A partial surrender will not change the Specified Amount of a policy on which the owner has selected death benefit Option II. However, assuming that the death benefit is not equal to Fund Value plus Fund Value times a death benefit percentage, the partial surrender will reduce the death benefit by the amount of the partial surrender. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the insured, a partial surrender may cause the death benefit to decrease by an amount greater than the amount of the partial surrender. See "Death benefits under the policy."

A fee for each Partial Surrender will be assessed. See "Charges and deductions -- transaction and other charges". In addition, a portion of the Fund Charges may be assessed if the Specified Amount is reduced as a result of the Partial Surrender. See "Charges and deductions -- Fund charges."

For information on the tax treatment of partial surrenders and potential tax effects of policy changes such as a reduction in Specified Amount, see "Federal income tax considerations."

PREFERRED PARTIAL SURRENDER

A Fund Charge which otherwise would have been imposed, will not be imposed to the extent required to permit the policy owner to receive amounts up to 10% of the Cash Value of the policy each year. The Cash Value of the policy is determined on the date the first request for a Partial Surrender is received in a Policy Year. The partial surrender fee will, however, be charged. The Company reserves the right to limit the number of partial surrenders available under the Preferred Partial Surrender to not more than 12 per policy year.

GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

(1) it has a Surrender Value greater than zero, or

(2) if you have purchased the Guaranteed Death Benefit Rider, you satisfy all the requirements of that rider;

     and

(3) you make any required additional premium payments during a 61-day Grace Period.

SPECIAL RULE FOR FIRST TWO POLICY YEARS

During the first two policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

o   Your policy's Surrender Value is greater than zero, or

o The sum of the premiums paid minus all partial surrenders (and related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.

Your policy may be at risk of lapse depending on whether or not the Guaranteed Death Benefit Rider is in effect if:

o   The insufficiency occurs at any other time, or

o The Minimum Monthly Premium test has not been met during the first two policy years (as described above).

See the explanation below.

IF GUARANTEED DEATH BENEFIT RIDER IS NOT IN EFFECT

To avoid lapse if (1) the Surrender Value is insufficient to pay the current Monthly Deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.


We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.


If the Cash Value of your policy less any Outstanding Debt will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first two policy years, if the Cash Value of the policy is less than zero, you must pay:

(1) The Minimum Monthly Premium not paid, plus

(2) Not less than two succeeding Minimum Monthly Premiums (or the number of Minimum Monthly premiums remaining until the next Scheduled Premium due date.

After the second policy anniversary, the payment required is:

(1) The monthly deduction not paid, plus

(2) Two succeeding monthly deductions or, if greater, the number of

27 Detailed information about the policy monthly deductions until the next scheduled premium due date, plus the amount of the deductions from premiums for various taxes and the sales charge.

(See "Charges and deductions -- deductions from premiums.") The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

(1) The amount of the death benefit immediately prior to the start of the grace period, reduced by

(2) Any unpaid monthly deductions and any Outstanding Debt.

IF GUARANTEED DEATH BENEFIT RIDER IS IN EFFECT

The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Surrender Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

(1) The Guaranteed Death Benefit Rider is in effect, and

(2) The test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Rider."

While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

REINSTATEMENT

We may reinstate a lapsed policy at any time, but only:

(1)  Before the maturity date, and

(2) within five years after the monthly anniversary day which pre cedes the start of the grace period.

To reinstate a lapsed policy we must also receive:

(1)  A written application from you,

(2)  evidence of insurability satisfactory to us,

(3) payment of all monthly deductions that were due and unpaid during the grace period,

(4) payment of an amount at least sufficient to keep your policy in effect for three months after the reinstatement date and

(5) payment or reinstatement of any debt due us on the policy, plus payment of interest on any reinstated debt from the date of reinstatement to the next policy anniversary at the rate which applies to policy loans on the date of reinstatement.

When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

(1) The Fund Charges will be equal to the Fund Charges that would have existed had your policy been in effect since the original policy date.

(2) The Fund Value will be reduced by the decrease, if any, in the Fund Charge during the period that the policy was not in effect.

(3)  Any Outstanding Debt on the date of lapse will also be rein stated.

(4) No interest on amounts held in our Loan Account to secure Out standing Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions.

                                       Detailed information about the policy  28

5. Charges and Deductions

--------------------------------------------------------------------------------

The following chart is intended to provide an overview of the current charges and deductions under the policy. We may profit from one or more of the charges deducted under the policy. We may use these profits for any corporate purpose, including financing the distribution of the policy. Please see the discussion of each item in this prospectus and in the policy for further details.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.

------------------------------------------------------------------------------------------------------------------------------------
Deductions from Premiums
------------------------------------------------------------------------------------------------------------------------------------
Sales Charge                                                         4% during first 10 policy years
It is a % of Premium paid                                            2% in policy years 11-20
                                                                     0% after policy year 20
------------------------------------------------------------------------------------------------------------------------------------
Tax Charge                                                           State and local -- 2%
------------------------------------------------------------------------------------------------------------------------------------
DAC Charge                                                           Federal -- 1.25%
------------------------------------------------------------------------------------------------------------------------------------
Daily Deduction from MONY America Variable Account L
------------------------------------------------------------------------------------------------------------------------------------
Mortality & Expense Risk Charge                                      0.75% of subaccount value (0.002055% daily)
Maximum Annual Rate
------------------------------------------------------------------------------------------------------------------------------------
 Deductions from Fund Value
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge                                             Current cost of insurance rate x net amount at risk at the beginning of the policy month.
------------------------------------------------------------------------------------------------------------------------------------
Administrative Charge                                                See discussion of Administrative Charge for schedule.
Monthly
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Death Benefit Charge                                      $0.01 per $1,000 of Specified Amount and certain Rider
Monthly Charge for Death Benefit Rider                               amounts.
                                                                     Please note that the Rider requires that premiums on the
                                                                     policy itself be paid in order to remain in effect.
------------------------------------------------------------------------------------------------------------------------------------
Optional Insurance Benefits Charge                                   As applicable.
Monthly Deduction for any other Optional Insurance
Benefits added by rider.
------------------------------------------------------------------------------------------------------------------------------------
Transaction and Other Charges
o Partial Surrender Fee                                              o The lesser of 2% of the amount surrendered or $25.
o Transfer of Fund Value (at Company's Option)                       o Maximum of $25 on transfers which exceed 4 in any policy year.1

------------------------------------------------------------------------------------------------------------------------------------
Fund Charges                                                           See discussion of Fund Charges for grading schedule.
o Administrative Fund Charge
Grades from 100% to 0% over 15 years based on a schedule. Factors per $1,000 of Specified Amount vary based on issue age, gender, and underwriting class.

o Sales Fund Charge                                                    See discussion of Fund Charges for percentage schedule.
Percentage of premium paid in first five years up to a maximum amount of premiums called the target premium. Grades from 100%
to 0% over 15 years based on a schedule. Factors per $1,000 of
Specified Amount vary based on issue age, gender and underwriting class.
------------------------------------------------------------------------------------------------------------------------------------

1 Currently, there is no charge on transfers among investment options.

29 Charges and Deductions

The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY America Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY America Variable Account L and from the policy's Fund Value.

DEDUCTIONS FROM PREMIUMS

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

SALES CHARGE -- This charge is equal to a percent of premiums paid as follows:

o  Policy years 1-10: 4%

o  Policy years 11-20: 2%

o  Policy years after 20: 0%

The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

TAX CHARGE -- State and local premium tax -- currently 2%; charge for federal tax deferred acquisition costs of the Company -- currently 1.25%.

All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

The 1.25% DAC charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC
Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to the federal tax deferred acquisition cost provisions.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L

A charge is deducted daily from each subaccount of MONY America Variable Account L for the mortality and expense risks assumed by the Company.

MORTALITY AND EXPENSE RISK CHARGE -- Maximum of 0.002055% of the amount in the subaccount, which is equivalent to an annual rate of 0.75% of subaccount value.

The Mortality and Expense Risk Charge will effectively be reduced after the tenth policy anniversary. Each month after said date, an expected amount equal to 0.04167% of the subaccount value will be credited to the Fund Value allocated to the subaccounts. This is equivalent to 0.5% on an annualized basis. This amount is not guaranteed. The allocation among subaccounts will be done proportionately on each monthly anniversary following the tenth policy anniversary.

This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

DEDUCTIONS FROM FUND VALUE

A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

COST OF INSURANCE -- This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund Value at that time. The factors that affect the net amount at risk include investment performance, payment of premiums, and charges to the policy.

The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex laws include the State of Montana and in policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) at most ages than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose policies have been in effect for the same amount of

                                                      Charges and Deductions  30
time. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.

If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

ADMINISTRATIVE CHARGE

An administrative charge is deducted monthly from the Fund Value. The amount of this charge varies by issue age of the insured, policy duration and with the size of a policy's Specified Amount.

---------------------------------------------------
                            First 12   Each Policy
                             Policy      Month
                             Months    Thereafter
---------------------------------------------------
Specified Amount:
   Less than $250,000       $ 31.50*     $ 6.50
   $250,000 to $499,000       28.50*       3.50
   $500,000 or more           25.00*       None
---------------------------------------------------

* Reduced by $5.00 for issue ages 0 through 17. Issue Ages are restricted on Poli cies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

For purposes of this charge, if an increase or decrease in Specified Amount causes your policy to change bands, the monthly administrative charges on the monthly anniversary day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

GUARANTEED DEATH BENEFIT CHARGE -- If you elect the Guaranteed Death Benefit Rider, you will be charged $0.01 per $1,000 of policy Specified Amount and certain rider amounts per month during the term of the Guaranteed Death Benefit Rider. This charge is guaranteed never to exceed this amount.

OPTIONAL INSURANCE BENEFITS CHARGE -- A monthly deduction for any other optional insurance benefits added to the policy by rider.

FUND CHARGES

There will be a difference between the Fund Value of the policy and its Cash Value for at least the first fourteen policy years. This difference is the Fund Charges, which are contingent deferred loads. They are contingent loads because they are assessed only if the policy is surrendered, if the policy lapses, or if the Specified Amount of the policy is decreased. It is a deferred load because it is not deducted from the premiums paid. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charges against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

ADMINISTRATIVE FUND CHARGE

The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:

 --------------------------------
                   Administrative
 Issue Age*         Fund Charge
 --------------------------------
 0-25                 $ 2.50
 26                    3.00
 27                    3.50
 28                    4.00
 29                    4.50
 30 or higher          5.00
 --------------------------------

* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

The amount of the charge remains level for five policy years. After the fifth policy Anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

For example, if a policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third policy year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that policy is increased in the fourth policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a policy, including the costs of processing applications, conducting medical examinations, determining insurability and your underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.

SALES FUND CHARGE

To determine the Sales Fund Charge, a "target premium" is used. The target premium is not based on the minimum annual premiums or the scheduled premium payments. The maximum Sales Fund Charge for the initial Specified Amount of the policy will be equal to the following percentage of premiums paid up to one target premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments. The actual Sales Fund Charge for your policy is a percentage of the premiums paid on your policy during the first five policy years, up to the maximum. This percentage varies by the Age of the Insured on the policy date as follows:

31  Charges and Deductions

 --------------------------------
                   Percentage of
 Age*              Premiums Paid
 --------------------------------
 0-17                  50%
 18-65                 75%
 66                    70%
 67                    65%
 68                    60%
 69                    55%
 70 or higher          50%
 --------------------------------

* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth Policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year. An additional Sales Fund Charge is created each time a new coverage segment of Specified Amount is added. The Sales Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Sales Fund Charge.

During the first two Policy years, the Sales Fund Charge will be further limited.

As an example of the Sales Fund Charge calculation, if a Male Insured Age 25 purchases a Policy with a Specified Amount of $100,000, the, Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, Death Benefit Option I). The maximum Sales Fund charge during the first five Policy Years would be 75% of this amount, or $435.00.

The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.

EFFECT OF CHANGES IN SPECIFIED AMOUNT ON THE FUND CHARGE. The Fund Charges will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The Fund Charges related to the increase will be calculated in the same manner as the Fund Charges for the original Specified Amount, and will be reduced over the 15 year period following the increase. For purposes of calculating the sales fund charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new Fund Charges for the policy will equal the remaining portion of the Fund Charges for the original Specified Amount, plus the Fund Charges related to the increase.

A portion of the Fund Charges will be deducted from the Fund Value whenever the Specified Amount of the policy is reduced. This may result from (1) a requested decrease, (2) a change of death benefit option from Option II to Option I, or
(3) a partial surrender. The Fund Charges, as well as the transaction charge assessed for the partial surrender, if applicable, will be deducted from the subaccounts and the Guaranteed Interest Account in the same manner as monthly deductions. For purposes of this calculation, if any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial surrender is deducted in relation to their Fund Values. The remaining Fund Charges which apply to the policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.

TRANSACTION AND OTHER CHARGES

o Partial Surrender Fee -- The lesser of 2% of the partial surrender amount or $25.

o Transfer of Fund Value -- Maximum of $25 on each transfer in a policy year exceeding four; currently $0.

The partial surrender fee is guaranteed not to exceed the amounts above. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers which exceed 4 in any policy year. For policies issued for delivery to residents of the Commonwealth of Massachusetts, we guarantee that no transfer charge will be imposed on transfers made within one year from the date the policy is issued.

We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See "Federal income tax considerations -- Our income taxes."

We will bear the direct operating expenses of MONY America Variable Account L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.

FEES AND EXPENSES OF THE FUNDS


The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth in "Fees and Expenses of the Funds." Their Boards govern the Funds. Certain portfolios available under the policy in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.


GUARANTEE OF CERTAIN CHARGES

We guarantee that the following charges will not increase:

(1)  Mortality and expense risk charge.

(2)  Administrative charge.

(3)  Sales charge.

(4)  Guaranteed cost of insurance rates.

(5)  Fund charge.

(6)  Partial surrender fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

(1)  Future expectations with respect to investment earnings,

                                                      Charges and Deductions  32

(2)  Mortality,

(3)  Length of time policies will remain in effect,

(4)  Expenses, and

(5)  Taxes.

In no event will they exceed the guaranteed rates defined in the policy.

33  Charges and Deductions

6. Other information

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FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. It generally assumes the policy owner is a natural person who is a U.S. citizen and resident. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may be different tax consequences if you assign your policy or designate a new owner.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been sufficiently addressed in published rulings. While we believe that the policies do not give policy owners investment control over MONY America Variable Account L assets, we reserve the right to modify the policies as necessary to help prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

In addition, the Code requires that the investments of MONY America Variable Account L be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract." An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.


MODIFIED ENDOWMENT CONTRACTS. Pre-death distributions from Modified Endowment Contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as Modified Endowment Contracts if the policies are issued by the same insurance company (or its affiliates) to the same policyholder in the same calendar year.


The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

Amount received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

(1)  When the taxpayer is at least 59 1/2 years old;

(2)  Which is attributable to the taxpayer becoming disabled; or

(3) Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

                                                            Other information 34

A policy may not be a Modified Endowment Contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a Modified Endowment Contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a Modified Endowment Contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a Modified Endowment Contract.

It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a Modified Endowment Contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance policies.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the Policy has been distributed.

2) Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

3) A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions when made. However, the tax consequences associated with loans after the tenth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy matures, is canceled, surrendered or lapses, the amount of the Outstanding Debt will be added to the amount deemed distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

WITHHOLDING. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


PENSION AND PROFIT SHARING PLANS. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisers.

BUSINESS AND EMPLOYER OWNED POLICIES Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.


35  Other information

Requirements for income tax free death benefits. Recently enacted federal tax legislation imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, tax reporting requirements and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

Limitations on interest deductibility for business owned life insurance. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.


SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. It is possible that certain split-dollar insurance plans may be considered to be a form of deferred compensation under recently passed legislation, which broadens the definition of deferred compensation plans, and subject such plans to new requirements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

OTHER TAX CONSIDERATIONS. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. This could include special rules for tax-exempt entities as well as for corporate or business uses of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform recently announced its tax reform options. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the policy.


FUTURE (2009 OR LATER) INCREASES IN BENEFITS OR COVERAGE OR ADDITION OF
RIDERS. In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 as modified by Notice 2006 - 95 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 Commissioner's Standard Ordinary mortality tables ("1980 CSO tables").

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes that are pursuant to the terms of the policy, including the addition or


                                                           Other information  36
removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured, are not addressed. If we determine that such a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. We may have additional guidance from the IRS before 2009 at which time such rules could begin to apply. However, there can be no assurance as to whether such guidance will be provided or what any such guidance may provide.


OUR INCOME TAXES

Currently we do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge MONY America Variable Account L for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

VOTING OF FUND SHARES

Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account L. We may elect to vote the shares of the Funds in our own right if:

(1) The Investment Company Act of 1940 (the "Act") or any regula tions thereunder is amended, or

(2)  The present interpretation of the Act should change, and

(3) As a result we determine that it is permitted to vote the shares of the Funds in our right.

The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.


If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY America Variable Account L and other separate accounts of the Company. One result of proportionate voting is that a small number of policy owners may control the outcome of a vote.


DISREGARD OF VOTING INSTRUCTIONS

The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

REPORT TO POLICY OWNERS

A statement will be sent at least annually to each policy owner setting forth:

(1)  A summary of the transactions which occurred since the last statement, and

(2) Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for

37  Other information
the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

(1) Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

(2) In the sole judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

The substituted portfolio may have different fees and expenses. Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs, tax considerations or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

(1) Be operated as a management investment company under the Investment Company Act of 1940 (the "Act") or any other form permitted by law,

(2) Be deregistered under that Act if such registration is no longer required, or

(3) Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.

CHANGES TO COMPLY WITH LAW

The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

VARIATIONS AMONG POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy. The Company or your financial professional can advise you about any variations that may apply to your policy.

                                                           Other Information  38

7. The Guaranteed Interest Account

--------------------------------------------------------------------------------

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

GENERAL DESCRIPTION

Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0133689% daily, compounded daily, for a minimum effective annual rate of 5.0%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5.0% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5.0%.) After the tenth policy anniversary, an increase in the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account and Loan Account is expected. The rate is expected to be 0.5% higher. Neither increase is guaranteed.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

LIMITATIONS ON AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT

No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the policy owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the policy owner elects the Right to exchange Policy. See "Right to exchange Policy."

DEATH BENEFIT

The Death Benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The Death Benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last monthly anniversary or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. Under Option II, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value on date of death or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. See "Death Benefits under the Policy."

POLICY CHARGES

Deductions from premium, monthly deductions from the Fund Value, and Fund charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by Rider, and administrative Fund Charge and sales Fund Charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment

39  The Guaranteed Interest Account
experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

Amounts may be transferred after the Free Look Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

o Transfers to the Guaranteed Interest Account may be made at any time and in any amount subject to the $250,000 limit on total amounts allocated to the Guaranteed Interest Account. These limits are waived if the policyowner elects the Right to exchange the Policy. See "Right to exchange the Policy."

o Transfers from the Guaranteed Interest Account to the subaccounts are limited to:

o  one in any policy year,

o the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of transfer, and

o the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the valuation date when it is received. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.


Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations for transfers in excess of four per policy year, subject to the maximum charge guaranteed in the policy on the number and the dollar amount of transfers.


SURRENDERS AND POLICY LOANS

You may also make full surrenders, partial surrenders, and preferred partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and cash values to the subaccounts. See "Full surrender," and "Partial surrender." However, with respect to policies issued for delivery to residents of the Commonwealth of Pennsylvania, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

                                              The Guaranteed Interest Account 40

8. More about the policy

--------------------------------------------------------------------------------

OWNERSHIP

The policy owner is the individual named as such in the application or in any later change shown in the Company's records. A change in owner can have adverse tax consequences. Consult your tax adviser as to your specific situation. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

JOINT OWNERS

If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the death benefit proceeds will be payable to the insured's estate.

The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds. Living means living on the earlier of: (a) the day due proof of the insured's death is received by us at the Home Office; and
(b) the 14th day after the insured's death.

THE POLICY

This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

NOTIFICATION AND CLAIMS PROCEDURES

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

PAYMENTS

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

(1)  Pay death benefit proceeds, and

(2) Pay the Surrender Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

o The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

o An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about account policy to government regulators.

PAYMENT PLAN/SETTLEMENT PROVISIONS

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. If a payment plan is purchased, the monthly payments consisting of proceeds plus interest will be paid in accordance with the payment plan selected under your policy. Please refer to the settlement option provisions in your policy for details. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income

41  More about the policy
would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

PAYMENT IN CASE OF SUICIDE

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the date of issue or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

ASSIGNMENT

You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal income tax considerations.")

ERRORS ON THE APPLICATION

If the age or gender of the insured has been misstated, the death benefit under this policy will be the sum of (a) and (b), where:

(a)  is the Fund Value on the date of death; and

(b) is the amount at risk on the last monthly anniversary day, multi plied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or sex to the insurance rate that would have applied on that monthly anniversary day based on the correct age and sex.

INCONTESTABILITY

The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:


(1) The initial Specified Amount cannot be contested after the policy has been in force during the insured's lifetime for two years from its date of issue; and


(2) An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.

POLICY ILLUSTRATION FEE

Upon written request, the Company will send you a hypothetical illustration of future benefits under the policy based on both guaranteed and current cost assumptions. We charge a fee of up to $25 for this service. We will bill you for this amount. This is not a charge that is deducted from your Fund Value. Contact the agent or the Operations Center (1-800-487-6669) to obtain a personalized illustration.


DISTRIBUTION OF THE POLICIES

The Policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account L.+ The offering of the policies is intended to be continuous.

AXA Advisors and AXA Distributors are affiliates of the Company and are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD"). The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable life and annuity products. As of June 6, 2005, registered representatives of MONY Securities Corporation became registered representatives of AXA Advisors.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from the Company to individual financial representatives or Selling broker-dealers. The Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies.

Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.0% of premiums paid in years 2-10. Beginning in the sixth policy year, the Distributors will receive ongoing asset-based compensation up to a maximum of 0.10% annually of the Fund Value of the Policy.

Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid on or after the increase to a maximum amount. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above.

+ Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the Contracts.


                                                       More about the policy  42

The sales compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with the Company.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's product on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising; marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or, in the case of conference support, such payments may be a fixed amount. The Company may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. For tax reasons, AXA Advisors' financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of the Company's products. However, under applicable rules of the NASD, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although the Company takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by the Company to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable NASD rules and other laws and regulations.


The Distributors received compensation with respect to the policies offered through the Variable Account in the following amounts during the periods indicated:


-----------------------------------------------------------
                                        Aggregate Amount of
                                      Commissions Retained
                                       by the Distributors
                                      After Payments to its
                Aggregate Amount of        Registered
      Fiscal    Commissions Paid to     Persons and Other
        Year      the Distributors*       Broker-Dealers
-----------------------------------------------------------
       2004       $14,126,357                 N/A
       2005       $ 7,490,997                 N/A
       2006       $ 5,567,870                 N/A
-----------------------------------------------------------

* Includes sales compensation paid to registered persons of the Distributors. Also, in fiscal year 2004 and part of fiscal year 2005, the payments were made to MSC.



The Distributors passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with the Distributors, the Company pays the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for the Distributors' operating and other expenses as it relates to the Policies.


43 More about the Policy

9. More about the Company

--------------------------------------------------------------------------------

MANAGEMENT

The business address for the officers and directors of MONY Life Insurance Company of America ("MONY America"), unless otherwise stated, is 1290 Avenue of the Americas, New York, NY 10104.

No officer or director listed below receives any compensation from Variable Account L. In addition, MONY America and its affiliates pay no separately allocable compensation to any person listed below for services rendered to Variable Account L.


DIRECTORS AND OFFICERS

--------------------------------------------------------------------------------------------------
Name and Principal Business Address    Business Experience Within Past Five Years
--------------------------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life and MONY America (since July 2004);
AXA                                    Director of AXA Equitable (since September 1993);
25, Avenue Matignon                    Chairman of the Board of AXA Financial (since April
75008 Paris, France                    1998); Vice Chairman (February 1996 to April 1998).
                                       Chairman of the Management Board (since May 2001) and
                                       Chief Executive Officer of AXA (January 2000 to May
                                       2002); Vice Chairman of AXA's Management Board (January
                                       2000 to May 2001). Director or officer of various
                                       subsidiaries and affiliates of the AXA Group. Director
                                       of AllianceBernstein Corporation, the general partner
                                       of AllianceBernstein Holding and AllianceBernstein. A
                                       former Director of Donaldson, Lufkin and Jenrette
                                       ("DLJ") (July 1993 to November 2000).
--------------------------------------------------------------------------------------------------
Denis Duverne                          Director, MONY Life and MONY America (since July 2004);
AXA                                    Director of AXA Equitable (since February 1998). Member
25, Avenue Matignon                    of the AXA Management Board (since February 2003) and
75008 Paris, France                    Chief Financial Officer (since May 2003), prior
                                       thereto, Executive Vice President, Finance, Control and
                                       Strategy, AXA (January 2000 to May 2003); prior thereto
                                       Senior Executive Vice President, International
                                       (US-UK-Benelux) AXA (January 1997 to January 2000);
                                       Member of the AXA Executive Committee (since January
                                       2000); Director, AXA Financial (since November 2003),
                                       AllianceBernstein (since February 1996) and various AXA
                                       affiliated companies. Former Director of DLJ (February
                                       1997 to November 2000).
--------------------------------------------------------------------------------------------------
Mary (Nina) Henderson                  Director, MONY Life and MONY America (since July 2004);
Henderson Advisory Consulting          Founder of Henderson Advisory Consulting (since January
425 East 86th St.                      2001); Retired Corporate Vice President, Core Business
New York, NY 10028                     Development of Bestfoods (June 1999 to December 2000).
                                       Prior thereto, President, Bestfoods Grocery (formerly
                                       CPC International, Inc.) and Vice President, Bestfoods
                                       (1997 to 2000). Director, Del Monte Foods Co., PACTIV
                                       Corporation and Dutch Shell plc; Former Director, Hunt
                                       Corporation (1992 to 2002); Director, AXA Financial and
                                       AXA Equitable (since December 1996).
--------------------------------------------------------------------------------------------------
James F. Higgins                       Director, MONY Life and MONY America (since July 2004);
Morgan Stanley                         Director of AXA Equitable (since December 2002). Senior
Harborside Financial Center            Advisor, Morgan Stanley (since June 2000);
Plaza Two, Second Floor                Director/Trustee, Morgan Stanley Funds (since June
Jersey City, NJ 07311                  2000); Director, AXA Financial (since December 2002);
                                       President and Chief Operating Officer -- Individual
                                       Investor Group, Morgan Stanley Dean Witter (June 1997
                                       to June 2000); President and Chief Operating Officer --
                                       Dean Witter Securities, Dean Witter Discover & Co.
                                       (1993 to May 1997); Director and Chairman of the
                                       Executive Committee, Georgetown University Board of
                                       Regents; Director, The American Ireland Fund; Member;
                                       and a member of The American Association of Sovereign
                                       Military Order of Malta.
--------------------------------------------------------------------------------------------------
Scott D. Miller                        Director, MONY Life and MONY America (since July 2004);
Six Sigma Academy                      Director of AXA Equitable (since September 2002). Chief
315 East Hopkins Street                Executive Officer, (since February 2005) of Six Sigma
Aspen, CO 81611                        Academy. Prior thereto, President (May 2004 to February
                                       2005). Prior thereto, Vice Chairman (March 2003 to May
                                       2004), Hyatt Hotels Corporation; President (January
                                       2000 to March 2003); Director, AXA Financial (since
                                       September 2002); NAVTEQ (since May 2004); Director,
                                       Interval International (January 1998 to June 2003);
                                       Executive Vice President, Hyatt Development Corporation
                                       (1997 to 2000); Director, Schindler Holdings, Ltd.
                                       (January 2002 to 2006).
--------------------------------------------------------------------------------------------------
Joseph H. Moglia                       Director, MONY Life and MONY America (since July 2004);
Ameritrade Holding Corporation         Director of AXA Equitable (since November 2002). Chief
4211 South 102nd Street                Executive Officer, Ameritrade Holding Corporation
Omaha, NE 68127                        (since March 2001); Director, AXA Financial (since
                                       November 2002); Senior Vice President, Merrill Lynch &
                                       Co., Inc. (1984 to March 2001).
--------------------------------------------------------------------------------------------------



                                                       More about the Company 44



DIRECTORS AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------------------------
 Name and Principal Business Address     Business Experience Within Past Five Years
--------------------------------------------------------------------------------------------------
Peter J. Tobin                         Director, MONY Life and MONY America (since July 2004);
1 Briarwood Lane                       Director of AXA Equitable (since March 1999); Special
Denville, NJ 07834                     Assistant to the President, St. John's University
                                       (September 2003 to June 2005); prior thereto, Dean,
                                       Peter J. Tobin College of Business, St. John's
                                       University (August 1998 to September 2003). Director,
                                       AllianceBernstein Corporation (since May 2000); The CIT
                                       Group, Inc. (May 1984 to June 2001, June 2002 to
                                       present), H. W. Wilson Company and Junior Achievement
                                       of New York, Inc. and Member and Officer of Rock Valley
                                       Tool, LLC. Director of AXA Financial (since March 1999)
                                       and Director, P.A. Consulting (since 1999).
--------------------------------------------------------------------------------------------------
Bruce W. Calvert                       Director, MONY Life and MONY America (since July 2004);
78 Pine Street, 2nd Floor              Director of AXA Equitable (since May 2001); Currently,
New Canaan, CT 06840                   Executive Advisor to the Chief Executive Officer of
                                       AllianceBernstein Corporation; Director (October 1992
                                       to December 2004), Chairman of the Board (May 2001 to
                                       December 2004) and Chief Executive Officer (January
                                       1999 to June 2003), AllianceBernstein Corporation; Vice
                                       Chairman (May 1993 to April 2001) and Chief Investment
                                       Officer (May 1993 to January 1999), AllianceBernstein
                                       Corporation; Director, AXA Financial (since May 2001);
                                       Former Vice Chairman of the Board of Trustees of
                                       Colgate University; Former Trustee of the Mike Wolk
                                       Heart Foundation; Member of the Investment Committee of
                                       The New York Community Trust.
--------------------------------------------------------------------------------------------------
Charlynn Goins                         Director of AXA Financial, Inc., AXA Equitable, MONY
New York City Health and Hospitals     Life and MONY America (since September 2006).
Corporation                            Chairperson of New York City Health and Hospitals
125 Worth Street, Suite 519            Corporation (since June 2004). Prior thereto,
New York, NY 10013                     Independent Trustee of the Mainstay Funds, c/o New York
                                       Life Insurance Company's family of mutual funds (March
                                       2001 to July 2006). Member of the Distribution
                                       Committee of The New York Community Trust (since 2002);
                                       Member of the Board of Trustees of the Brooklyn Museum
                                       (since 2002); Member of the Council on Foreign
                                       Relations (since 1991).
--------------------------------------------------------------------------------------------------
Anthony J. Hamilton                    Director of AXA Financial, Inc. (since December 1995).
AXA UK plc                             Director of AXA Equitable, MONY Life and MONY America
5 Old Broad Street                     (since May 2006). Chairman of AXA UK plc (since 1997).
London, England EC2N 1AD               Prior thereto, Chief Executive Officer (1978 to October
                                       2002) and Director (April 1978 to January 2005) of
                                       Fox-Pitt, Kelton Group Limited. Currently, Chairman of
                                       the Investment Committee and Chairman of the
                                       Remuneration and Nomination Committee of AXA UK plc;
                                       Member of the Supervisory Board of AXA (since 1997);
                                       Director of Swiss Re Capital Markets Limited (since
                                       2001); Director of Binley Limited (since 1994);
                                       Director of TAWA UK Limited since (2004); Member of the
                                       Board of Governors of Club de Golf Valderrama (since
                                       June 2006).
--------------------------------------------------------------------------------------------------
Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA Equitable, MONY
The New York Community Trust           Life and MONY America (since September 2006). President
909 Third Avenue                       of The New York Community Trust (since 1990). Prior
New York, NY 10022                     thereto, Executive Vice President of The New York
                                       Community Trust (1987 to 1990). Director of
                                       AllianceBernstein Corporation (since July 2002);
                                       Director (since 1997) and Chairman of the Board (since
                                       April 2004) of BoardSource; Co-Chairperson of Panel on
                                       the Nonprofit Sector (since May 2005); Trustee of The
                                       New School University (since 1999); Chairman of the
                                       Board of Governors of the Milano School of Management &
                                       Urban Policy (The New School) (since September 2003).
--------------------------------------------------------------------------------------------------
Ezra Suleiman                          Director of AXA Financial, Inc., AXA Equitable, MONY
Princeton University                   Life and MONY America (since May 2006). Concurrently:
Corwin Hall                            Professor of Politics, IBM Professor of International
Princeton, NJ 08544                    Studies - Director, Program in European Studies (since
                                       September 1979) and Professor of Politics (since
                                       September 1979) of Princeton University. Member of
                                       AXA's Supervisory Board (since April 2003); Currently,
                                       Member of AXA's Selection, Governance and Human
                                       Resources Committee and Audit Committee; Associate
                                       Professor of Institut d'Etudes Politiques (Paris);
                                       Member of the Management Committee of Institut
                                       Montaigne; Member of the Executive Committee of Centre
                                       Americain Institut, Institut d'Etudes Politiques
                                       (Paris); Member of the Editorial Board of Comparative
                                       Politics; Member of the Editorial Committee of La Revue
                                       des Deux Mondes; Member of the Council on Foreign
                                       Relations (New York), HEC International Advisory.
--------------------------------------------------------------------------------------------------


45 More about the Company

OFFICERS AND DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
--------------------------------------------------------------------------------------------------
Christopher M. Condron                 Director, Chairman of the Board, President (July 2004
                                       to September 2005, February 2006 to present) and Chief
                                       Executive Officer, MONY Life and MONY America (since
                                       July 2004); Chairman of the Board, President (July 2004
                                       to September 2005) and Chief Executive Officer, MONY
                                       Holdings, LLC (since July 2004); Director, Chairman of
                                       the Board, President (May 2002 to September 2005,
                                       February 2006 to present) and Chief Executive Officer,
                                       AXA Equitable (since May 2001); Director, President and
                                       Chief Executive Officer, AXA Financial (since May
                                       2001); Chairman of the Board, President (May 2001 to
                                       September 2005, February 2006 to present) and Chief
                                       Executive Officer (AXA Financial Services, LLC (since
                                       May 2001); Member of AXA's Management Board (since May
                                       2001); Member of AXA's Executive Committee; Director
                                       (since May 2004) and President (since September 2005),
                                       AXA America Holdings, Inc.; Director, AllianceBernstein
                                       Corporation (since May 2001); Director, Chairman of the
                                       Board, President (June 2001 to September 2005, January
                                       2006 to present) and Chief Executive Officer, AXA Life
                                       and Annuity Company (since June 2001); Director and
                                       Chairman, U.S. Financial Life Insurance Company (since
                                       December 2006); Member of the Board, American Council
                                       of Life Insurers (since January 2007); Director, KBW,
                                       Inc. (since January 2007); Director, The Advest Group,
                                       Inc. (July 2004 to December 2005); Director and
                                       Treasurer, The American Ireland Fund (since 1999);
                                       Board of Trustees of The University of Scranton (1995
                                       to 2002); Former Member of the Investment Company
                                       Institute's Board of Governors (October 2001 to 2005);
                                       prior thereto, October 1997 to October 2000) and
                                       Executive Committee (1998 to 2000); Former Trustee of
                                       The University of Pittsburgh; Former Director, St.
                                       Sebastian Country Day School (1990 to June 2005);
                                       Former Director, the Massachusetts Bankers Association;
                                       President and Chief Operating Officer, Mellon Financial
                                       Corporation (1999 to 2001); Chairman and Chief
                                       Executive Officer, Dreyfus Corporation (1995 to 2001).

--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
OTHER OFFICERS
 Name and Principal Business Address   Business Experience Within the Past Five Years
--------------------------------------------------------------------------------------------------
Leon B. Billis                         Executive Vice President and AXA Group Deputy Chief
                                       Information Officer, MONY Life and MONY America (since
                                       July 2004); Executive Vice President (since February
                                       1998) and AXA Group Deputy Chief Information Officer
                                       (since February 2001); AXA Equitable and AXA Financial
                                       Services, LLC (since September 1999). Director,
                                       President and Chief Executive Officer, AXA Technology
                                       Services (since 2002); prior thereto, Chief Information
                                       Officer (November 1994 to February 2001). Previously
                                       held other officerships with AXA Equitable.
--------------------------------------------------------------------------------------------------
Jennifer Blevins                       Executive Vice President, MONY Life and MONY America
                                       (since July 2004); Executive Vice President (since
                                       January 2002), AXA Equitable; Executive Vice President
                                       (since January 2002), AXA Financial Services, LLC;
                                       Director, MONY Assets Corp. (since June 2006);
                                       Director, MONY Benefits Management Corp. (since July
                                       2004); prior thereto, Senior Vice President and
                                       Managing Director, Worldwide Human Resources, Chubb and
                                       Son, Inc. (1999 to 2001); Senior Vice President and
                                       Deputy Director of Worldwide Human Resources, Chubb and
                                       Son, Inc. (1998 to 1999).
--------------------------------------------------------------------------------------------------
Harvey Blitz                           Senior Vice President (since July 2004) MONY Life and
                                       MONY America; Senior Vice President (September 1987 to
                                       present) AXA Equitable; Senior Vice President (since
                                       July 1992) AXA Financial, Inc.; Senior Vice President
                                       (since September 1999) AXA Financial Services, LLC;
                                       Senior Vice President, AXA America Holdings, Inc.
                                       (since September 2005); Senior Vice President (since
                                       December 1999) AXA Life and Annuity Company; Director
                                       (since January 2006) and Chairman of the Board (June
                                       2003 to March 2005) Frontier Trust Company, FSB
                                       ("Frontier"); Director (since July 1999) AXA Advisors
                                       LLC; Senior Vice President (since July 1999) and former
                                       Director (July 1999 until July 2004) AXA Network, LLC
                                       (formerly EquiSource); Director and Officer of various
                                       AXA Equitable affiliates.
--------------------------------------------------------------------------------------------------



                                                       More about the Company 46

OTHER OFFICERS (CONTINUED)
--------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within the Past Five Years
--------------------------------------------------------------------------------------------------
Kevin R. Byrne                         Senior Vice President and Treasurer (July 2004 to
                                       present), and Chief Investment Officer (September 2004
                                       to present), MONY Financial Services, Inc., MONY
                                       Holdings, LLC., MONY Life Insurance Company and MONY
                                       Life Insurance Company of America. Senior Vice
                                       President (July 1997 to present), Treasurer (September
                                       1993 to present) and Chief Investment Officer
                                       (September 2004 to present), and prior thereto, Vice
                                       President (February 1989 to July 1997), Deputy
                                       Treasurer (until September 1993), AXA Equitable. Senior
                                       Vice President (September 1997 to present), Treasurer
                                       (September 1993 to present) and Chief Investment
                                       Officer (September 2004 to present), and prior thereto,
                                       Vice President (May 1992 to September 1997) and
                                       Assistant Treasurer (May 1992 to September 1993), AXA
                                       Financial, Inc. Senior Vice President and Treasurer
                                       (since September 1999) and Chief Investment Officer
                                       (since September 2004), AXA Financial Services, LLC.
                                       Senior Vice President (since September 2005), AXA
                                       America Holdings, Inc. Director (July 2004 to December
                                       2005), The Advest Group, Inc. and Boston Advisors, Inc.
                                       Director, Chairman of the Board and President (July
                                       2004 to December 2005), MONY Capital Management, Inc.
                                       Director, Senior Vice President and Treasurer (since
                                       July 2004), MONY Benefits Management Corp. Director and
                                       Chairman of the Board (July 2004 to May 2005), Matrix
                                       Private Equities, Inc. and Matrix Capital Markets
                                       Group, Inc. Director, Treasurer (since July 2004), and
                                       Senior Vice President (since December 2006); 1740
                                       Advisers, Inc. Director, Executive Vice President and
                                       Treasurer (since July 2004), MONY Asset Management,
                                       Inc.; Director (since July 2004) and Chief Financial
                                       Officer (since April 2006), MONY Agricultural
                                       Investment Advisers, Inc. President and Treasurer
                                       (since October 2004), MONY International Holdings, LLC.
                                       Director, President and Treasurer (since November
                                       2004), MONY Life Insurance Company of the Americas,
                                       Ltd. and MONY Bank & Trust Company of the Americas,
                                       Ltd. Director and Deputy Treasurer (since December
                                       2001), AXA Technology Services. Senior Vice President,
                                       Chief Investment Officer (since September 2004) and
                                       Treasurer (since December 1997), AXA Life & Annuity
                                       Company. Treasurer, Frontier Trust Company, FSB (since
                                       June 2000); and AXA Network, LLC (since December 1999).
                                       Director (since July 1998), Chairman (since August
                                       2000), and Chief Executive Officer (since September
                                       1997), Equitable Casualty Insurance Company. Senior
                                       Vice President and Treasurer, AXA Distribution Holding
                                       Corporation (since November 1999); and AXA Advisors,
                                       LLC (since December 2001). Director, Chairman,
                                       President and Chief Executive Officer (August 1997 to
                                       June 2002), Equitable JV Holding Corporation. Director
                                       (since July 1997), and Senior Vice President and Chief
                                       Financial Officer (since April 1998), ACMC, Inc.
                                       Director, President and Chief Executive Officer (since
                                       December 2003), AXA Financial (Bermuda) Ltd. Director
                                       (since January 2005), Senior Vice President and Chief
                                       Investment Officer (since February 2005), U.S.
                                       Financial Life Insurance Company; Treasurer (November
                                       2000 to December 2003), Paramount Planners, LLC. Vice
                                       President and Treasurer (March 1997 to December 2002)
                                       EQ Advisors Trust. Director (July 1997 to May 2001) and
                                       President and CEO (August 1997 to May 2001), EQ
                                       Services, Inc. Director, AXA Alternative Advisors, Inc.
                                       (formerly AXA Global Structured Products); Director,
                                       Executive Vice President and Treasurer (July 2004 to
                                       February 2005), MONY Realty Capital, Inc. and MONY
                                       Realty Partners, Inc.
--------------------------------------------------------------------------------------------------



47 More about the Company

OTHER OFFICERS (CONTINUED)
--------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within the Past Five Years
--------------------------------------------------------------------------------------------------
Richard Dziadzio                       Executive Vice President (since September 2004) and
                                       Chief Financial Officer (since December 2006), AXA
                                       Equitable, prior thereto, Executive Vice President and
                                       Deputy Chief Financial Officer (September 2005 to
                                       December 2006); Executive Vice President (since July
                                       2004) and Chief Financial Officer (since December
                                       2006), MONY Life and MONY America, prior thereto,
                                       Executive Vice President and Deputy Chief Financial
                                       Officer (September 2005 to December 2006); Executive
                                       Vice President (since September 2005) and Chief
                                       Financial Officer (since December 2006), AXA Financial,
                                       prior thereto, Executive Vice President and Deputy
                                       Chief Financial Officer (September 2005 to December
                                       2006); Director (since January 2007), Executive Vice
                                       President (since September 2004) and Chief Financial
                                       Officer (since December 2006), AXA Financial Services,
                                       LLC; Director (since July 2004), AXA Advisors, LLC;
                                       Director and Executive Vice President (since December
                                       2006), AXA America Holdings, Inc.; Executive Vice
                                       President and Chief Financial Officer (since December
                                       2006), AXA Life and Annuity Company; Executive Vice
                                       President and Chief Financial Officer (since December
                                       2006), AXA Distribution Holding Corporation; Director
                                       (since July 2004), MONY Capital Management, Inc. and
                                       MONY Agricultural Investment Advisers, Inc.; Director,
                                       Executive Vice President and Chief Financial Officer
                                       (since December 2006), MONY Financial Services, Inc.;
                                       Executive Vice President and Chief Financial Officer
                                       (since December 2006), MONY Holdings, LLC; Director
                                       (since July 2004), 1740 Advisers, Inc. and MONY Asset
                                       Management, Inc.; Director (since November 2004),
                                       Frontier Trust Company, FSB; Director (since January
                                       2005), MONY Financial Resources of the Americas
                                       Limited. Formerly, Director (July 2004 to December
                                       2005), The Advest Group, Inc.; Director (July 2004 to
                                       February 2005), MONY Realty Capital, Inc. and MONY
                                       Realty Partners, Inc.; Director (July 2004 to May
                                       2005), Matrix Capital Markets Group, Inc. and Matrix
                                       Private Equities, Inc. Business Support and Development
                                       (February 2001 to June 2004), GIE AXA; Head of Finance
                                       Administration (November 1998 to February 2001), AXA
                                       Real Estate Investment Managers.
--------------------------------------------------------------------------------------------------
Mary Beth Farrell                      Executive Vice President, MONY Life and MONY America
                                       (since July 2004); Executive Vice President (since
                                       December 2001), AXA Equitable; prior thereto, Senior
                                       Vice President (December 1999 to December 2001); Senior
                                       Vice President and Controller, GreenPoint
                                       Financial/GreenPoint Bank (May 1994 to November 1999);
                                       Executive Vice President (since December 2001), AXA
                                       Financial Services, LLC.
--------------------------------------------------------------------------------------------------
Stuart L. Faust                        Senior Vice President and Deputy General Counsel, MONY
                                       LifeT and MONY America (since July 2004); Senior Vice
                                       President and Deputy General Counsel, MONY Holdings, LLC
                                       and MONY Financial Services, Inc. (since July 2004); Senior
                                       Vice President (since September 1997) and Deputy General
                                       Counsel (since November 1999), AXA Equitable; prior
                                       thereto, Senior Vice President and Associate General
                                       Counsel (September 1997 to October 1999); Senior Vice
                                       President and Deputy General Counsel (September 2001 to
                                       present), AXA Financial; Senior Vice President (since
                                       September 1999) and Deputy General Counsel (since November
                                       1999), AXA Financial Services, LLC. Senior Vice President
                                       and Deputy General Counsel, AXA Life and Annuity Company.
                                       Senior Vice President, AXA Corporate Solutions Life
                                       Reinsurance Company.
--------------------------------------------------------------------------------------------------
Alvin H. Fenichel                      Senior Vice President and Controller, MONY Life and
                                       MONY America (since July 2004); Senior Vice President
                                       and Controller, AXA Equitable, AXA Financial, AXA
                                       Financial Services, LLC, MONY Holdings, LLC and MONY
                                       Financial Services, Inc. Senior Vice President and
                                       Controller, AXA Life and Annuity Company (since
                                       December 1999). Previously held other officerships with
                                       AXA Equitable and its affiliates.
--------------------------------------------------------------------------------------------------
Paul J. Flora                          Senior Vice President and Auditor (since July 2004) of MONY
                                       Financial Services, Inc., MONY Holdings, LLC, MONY Life and
                                       MONY America. Senior Vice President (since March 1996) and
                                       Auditor (since September 1994) AXA Equitable. Senior Vice
                                       President (since March 1996) and Auditor (since September
                                       1994), AXA Financial, Inc.; prior thereto, Vice President
                                       and Auditor (September 1984 to March 1996). Senior Vice
                                       President and Auditor (since September 1999) AXA Financial
                                       Services, LLC.
--------------------------------------------------------------------------------------------------
Barbara Goodstein                      Executive Vice President (since July 2005),
                                       MONY Life, MONY America and AXA Financial Services,
                                       LLC. Executive Vice President (since July 2005), AXA
                                       Equitable. Director (since November 2005), AXA
                                       Advisors, LLC. Senior Vice President (September 2001 to
                                       January 2005), JP Morgan Chase; President and Chief
                                       Executive Officer (February 1998 to August 2001),
                                       Instinet.com.
--------------------------------------------------------------------------------------------------



                                                       More about the Company 48

OTHER OFFICERS (CONTINUED)
--------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within the Past Five Years
--------------------------------------------------------------------------------------------------
James D. Goodwin                       Senior Vice President (July 2004 to present) of MONY
                                       Life and MONY America. Senior Vice President (February
                                       2001 to present) AXA Equitable. Senior Vice President
                                       (February 2001 to present) of AXA Financial Services,
                                       LLC; Senior Vice President (April 2002 to present) of
                                       AXA Advisors, LLC; Vice President (July 2000 to
                                       present) of AXA Network, LLC, AXA Network of Alabama,
                                       LLC, AXA Network of Connecticut, Maine and New York,
                                       LLC and AXA Network Insurance Agency of Massachusetts,
                                       LLC; Vice President (July 2004 to present) of MONY
                                       Brokerage, Inc., MBI Insurance Agency of Alabama, Inc.,
                                       MBI Insurance Agency of Massachusetts, Inc., MBI
                                       Insurance Agency of New Mexico, Inc., MBI Insurance
                                       Agency of Ohio, Inc. and MBI Insurance Agency of
                                       Washington, Inc.
--------------------------------------------------------------------------------------------------
Jeffrey Green                          Senior Vice President (since July 2004) of MONY Life
                                       and MONY America. Senior Vice President (September 2002
                                       to present) AXA Equitable. Senior Vice President (since
                                       September 2002) of AXA Financial Services, LLC;
                                       Director, President and Chief Operating Officer (since
                                       November 2002) AXA Network, LLC; Senior Vice President
                                       (since October 2002) AXA Advisors, LLC. Director,
                                       President and Chief Operating Officer (since July
                                       2004), MONY Brokerage, Inc. and its subsidiaries.
                                       Senior Vice President, Product Manager of Solomon Smith
                                       Barney (1996 to September 2002).
--------------------------------------------------------------------------------------------------
Karen Field Hazin                      Vice President, Secretary and Associate General Counsel
                                       (since June 2005), MONY Life, MONY America and AXA
                                       Financial Services, LLC. Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA
                                       Equitable; prior thereto, Counsel (April 2005 to June
                                       2005), Assistant Vice President and Counsel (December
                                       2001 to June 2003), Counsel (December 1996 to December
                                       2001). Vice President, Secretary and Associate General
                                       Counsel (since June 2005), AXA Financial, Inc. Vice
                                       President and Secretary (since September 2005), AXA
                                       America Holdings, Inc. Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA Life
                                       and Annuity Company. Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA
                                       Distribution Holding Corporation. Vice President,
                                       Secretary and Associate General Counsel (since June
                                       2005), MONY Holdings, LLC.
--------------------------------------------------------------------------------------------------
Gary W. Hirschkron                     Senior Vice President, MONY Life and MONY America
                                       (since July 2004); Senior Vice President, AXA Equitable
                                       (since September 2002), Senior Vice President, AXA
                                       Financial Services, LLC (since September 2002); prior
                                       thereto, Managing Director, Management Compensation
                                       Group Northwest, LLC (1983 to September 2002).
--------------------------------------------------------------------------------------------------
Robert S. Jones, Jr.                   Executive Vice President, MONY Life and MONY America
                                       (since July 2004); Executive Vice President, AXA
                                       Equitable (since February 2004); Executive Vice
                                       President, AXA Financial Services, LLC (since February
                                       2004); Director (since December 2003) and Chairman of
                                       the Board (since July 2004) prior thereto Co-President
                                       and Co-Chief Executive Officer (December 2003 to July
                                       2004), AXA Advisors, LLC; Director and Chairman of the
                                       Board (since July 2004); prior thereto, President --
                                       Retail Division (December 2003 to July 2004), AXA
                                       Network, LLC. Director and Chairman of the Board (since
                                       July 2004), MONY Brokerage, Inc. and its subsidiaries.
                                       Director (since September 2004), U.S. Financial Life
                                       Insurance Company. Regional President of the New York
                                       Metro Region (March 2000 to January 2001), Co-General
                                       Manager of the Jones/Sages Agency (January 1995 to
                                       March 2000).
--------------------------------------------------------------------------------------------------
Andrew McMahon                         Executive Vice President (since September 2005), MONY
                                       Life, MONY America and AXA Financial Services, LLC;
                                       prior thereto, Senior Vice President (March 2005 to
                                       September 2005). Executive Vice President (since
                                       September 2005), AXA Equitable; prior thereto, Senior
                                       Vice President (March 2005 to September 2005). Director
                                       and Vice Chairman of the Board (since December 2005),
                                       AXA Network, LLC, AXA Network of Connecticut, Maine and
                                       New York, LLC, AXA Network Insurance Agency of
                                       Massachusetts, LLC. Director and Vice Chairman of the
                                       Board (since January 2006), MONY Brokerage, Inc and its
                                       subsidiaries. Partner (June 1997 to March 2005),
                                       McKinsey & Company.
--------------------------------------------------------------------------------------------------



49 More about the Company

OTHER OFFICERS (CONTINUED)
--------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within the Past Five Years
--------------------------------------------------------------------------------------------------
Charles A. Marino                     Executive Vice President (since September 2006) and
                                      Chief Actuary (since September 2005), AXA Equitable,
                                      prior thereto, Senior Vice President (September 2000 to
                                      September 2006), Actuary (May 1998 to September 2005),
                                      Vice President (May 1998 to September 2000), Assistant
                                      Vice President (October 1991 to May 1998); Executive
                                      Vice President (since September 2006) and Chief Actuary
                                      (since September 2005), MONY Life and MONY America,
                                      prior thereto, Senior Vice President (July 2004 to
                                      September 2006); Executive Vice President (since
                                      September 2006) and Chief Actuary (since September
                                      2005), AXA Financial Services, LLC, prior thereto,
                                      Senior Vice President (September 2000 to September
                                      2006), Actuary (September 1999 to September 2005).
                                      Director and Vice President (since December 2003), AXA
                                      Financial (Bermuda) Ltd. Senior Vice President and
                                      Appointed Actuary, AXA Life and Annuity Company. Senior
                                      Vice President (since December 2004) and Chief Actuary
                                      (since August 2006), U.S. Financial Life Insurance
                                      Company, prior thereto, Appointed Actuary (December
                                      2004 to August 2006). Senior Vice President and
                                      Actuary, AXA Corporate Solutions Life Reinsurance
                                      Company.
--------------------------------------------------------------------------------------------------
Kevin E. Murray                       Executive Vice President and Chief Information Officer
                                      (February 2005 to present) of MONY Life and MONY
                                      America. Executive Vice President and Chief Information
                                      Officer (February 2005 to present); prior thereto,
                                      Senior Vice President (September 2004 to February 2005)
                                      AXA Equitable. Senior Vice President (February 2005 to
                                      present) of AXA Financial Services, LLC. Senior Vice
                                      President / Group Chief Information Officer (1996 to
                                      September 2004) of AIG.
--------------------------------------------------------------------------------------------------
Anthony F. Recine                     Senior Vice President, Chief Compliance Officer and
                                      Associate General Counsel (February 2005 to present) of
                                      MONY Life and MONY America. Senior Vice President,
                                      Chief Compliance Officer and Associate General Counsel
                                      (February 2005 to present) AXA Equitable. Senior Vice
                                      President, Chief Compliance Officer and Associate
                                      General Counsel (February 2005 to present) of AXA
                                      Financial Services, LLC. Vice President, Deputy General
                                      and Chief Litigation Counsel (2000 to February 2005) of
                                      The MONY Group; prior thereto, Vice President and Chief
                                      Litigation Counsel (1990 to 2000).
--------------------------------------------------------------------------------------------------
James A. Shepherdson                  Executive Vice President (since September 2005), MONY
                                      Life, MONY America and AXA Financial Services, LLC.
                                      Executive Vice President (since September 2005), AXA
                                      Equitable. Director (since August 2005), AXA Advisors,
                                      LLC. Director, Chairman of the Board, President and
                                      Chief Executive Officer (since August 2005), AXA
                                      Distributors, LLC, AXA Distributors Insurance Agency,
                                      LLC, AXA Distributors Insurance Agency of Alabama, LLC,
                                      AXA Distributors Insurance Agency of Massachusetts,
                                      LLC. Chief Executive Officer (February 2003 to August
                                      2005), John Hancock Financial Services / John Hancock
                                      Funds. Co-Chief Executive Officer (March 2000 to June
                                      2002), Met Life Investors Group.
--------------------------------------------------------------------------------------------------
Richard V. Silver                     Executive Vice President and General Counsel, MONY Life
                                      and MONY America (since July 2004); Executive Vice
                                      President and General Counsel, MONY Holdings, LLC
                                      (since July 2004); Executive Vice President (since
                                      September 2001) and General Counsel (since November
                                      1999), AXA Equitable. Prior thereto, Senior Vice
                                      President (February 1995 to September 2001), Deputy
                                      General Counsel (October 1996 to November 1999).
                                      Executive Vice President and General Counsel (since
                                      September 2001), AXA Financial; prior thereto, Senior
                                      Vice President and Deputy General Counsel (October 1996
                                      to September 2001). Executive Vice President (since
                                      September 2001) and General Counsel (since November
                                      1999), AXA Financial Services, LLC. Executive Vice
                                      President (since September 2001) and General Counsel
                                      (since December 1999), AXA Life and Annuity Company.
                                      Director, Executive Vice President and General Counsel
                                      (since July 2004), MONY Financial Services, Inc.
                                      Director (since January 2007), AXA Distribution Holding
                                      Corporation. Previously, Director of AXA Advisors, LLC.
--------------------------------------------------------------------------------------------------




                                                      More about the Company  50

STATE REGULATION

The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

TELEPHONE/FACSIMILE/WEB TRANSACTIONS

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or facsimile if you have completed and signed a telephone/facsimile transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. You may also elect to transfer Fund Value or change allocation instructions for future premiums via the web by completing the transaction authorization form found online at www.AXAOnline.com. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone, facsimile or web instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this section and the Transfer section of the prospectus. We will only accept telephone, facsimile or web transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/facsimile/web transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/facsimile instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/facsimile/web transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Friday, 9 AM to 5 PM, Eastern Time. Web transfer privileges and a copy of the guidelines and forms are available online at www.AXAOnline.com.

Please note that our telephone or internet system may not always be available. Any telephone or internet system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If your are experiencing problems, you may make your transaction request by writing our Operations Center.

LEGAL PROCEEDINGS

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in the Variable Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the Policies, or the distribution of the Policies.

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company included in this Prospectus and in the Registration Statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as indicated in their reports herein. These financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 300 Madison Avenue, New York, New York, 10017.


FINANCIAL STATEMENTS


The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company are set forth herein.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K.


The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http:// www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.


51 More about the Company

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS


With respect to MONY America Variable Account L
 Report of Independent Registered Public Accounting Firm......................................................................     2
 Statements of Assets and Liabilities as of December 31, 2006.................................................................   F-3
 Statements of Operations for the Year Ended December 31, 2006................................................................  F-26
 Statements of Changes in Net Assets for the Years Ended December 31, 2006 and December 31, 2005..............................  F-43
 Notes to Financial Statements................................................................................................  F-66


With respect to MONY Life Insurance Company of America:
 Report of Independent Registered Public Accounting Firm......................................................................   F-1
 Balance Sheets as of December 31, 2006 and 2005..............................................................................   F-2
 Statements of Operations for the Year Ended December 31, 2006 (Successor), Year Ended December 31, 2005 (Successor), Six
 Months Ended December 31, 2004 (Successor), and Six Months Ended June 30, 2004 (Predecessor).................................   F-3
 Statements of Shareholder's Equity for the Years Ended December 31, 2006, 2005 and 2004......................................   F-4
 Statements of Cash Flows for the Year Ended December 31, 2006 (Successor), Year Ended December 31, 2005 (Successor), Six
 Months Ended December 31, 2004 (Successor), and June 30, 2004 (Predecessor)..................................................   F-5
 Notes to Financial Statements................................................................................................   F-7


                                     FSA-1

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
MONY Life Insurance Company of America and the
Contractowners of Subaccounts of MONY America Variable Account L


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts of MONY America Variable Account L listed in Note 1 at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2006, by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York


April 9, 2007

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


                                                                                               AIM V.I.
                                                            AIM V.I.         AIM V.I.           Global
                                                          Basic Value   Financial Services   Health Care
                                                         ------------- -------------------- -------------
Assets:
Shares held in respective Funds ........................      59,107           20,961            33,695
                                                            --------         --------          --------
Investments at cost ....................................    $741,523         $294,339          $613,110
                                                            --------         --------          --------
Investment in respective Funds, at net asset value .....    $789,670         $364,935          $724,785
Amount due from respective Funds .......................          --               --             3,433
Amount due from MONY America ...........................         414               90                --
                                                            --------         --------          --------
  Total Assets .........................................     790,084          365,025           728,218
                                                            --------         --------          --------
Liabilities:
Amount due to respective Funds .........................         414               90                --
Amount due to MONY America .............................          --               --             3,433
                                                            --------         --------          --------
  Total Liabilities ....................................         414               90             3,433
                                                            --------         --------          --------
Net Assets .............................................    $789,670         $364,935          $724,785
                                                            ========         ========          ========


                                                            AIM V.I.
                                                            Mid Cap      AIM V.I.    Alger American   Alger American
                                                          Core Equity   Technology      Balanced      MidCap Growth
                                                         ------------- ------------ ---------------- ---------------
Assets:
Shares held in respective Funds ........................      28,591       12,456         232,934          425,022
                                                            --------     --------      ----------       ----------
Investments at cost ....................................    $388,400     $151,011      $3,149,726       $8,448,399
                                                            --------     --------      ----------       ----------
Investment in respective Funds, at net asset value .....    $386,546     $174,638      $3,286,694       $8,819,207
Amount due from respective Funds .......................          --          235         153,116          399,534
Amount due from MONY America ...........................       1,201           --              --               --
                                                            --------     --------      ----------       ----------
  Total Assets .........................................     387,747      174,873       3,439,810        9,218,741
                                                            --------     --------      ----------       ----------
Liabilities:
Amount due to respective Funds .........................       1,201           --              --               --
Amount due to MONY America .............................          --          235         153,116          399,534
                                                            --------     --------      ----------       ----------
  Total Liabilities ....................................       1,201          235         153,116          399,534
                                                            --------     --------      ----------       ----------
Net Assets .............................................    $386,546     $174,638      $3,286,694       $8,819,207
                                                            ========     ========      ==========       ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                          AXA Aggressive  AXA Conservative   AXA Conservative-Plus
                                                            Allocation       Allocation            Allocation
                                                         --------------- ------------------ -----------------------
Assets:
Shares held in respective Funds ........................       16,441             72                    589
                                                             --------           ----                 ------
Investments at cost ....................................     $241,510           $789                 $7,045
                                                             --------           ----                 ------
Investment in respective Funds, at net asset value .....     $241,849           $787                 $6,841
Amount due from respective Funds .......................          411             --                     --
Amount due from MONY America ...........................           --             --                     --
                                                             --------           ----                 ------
  Total Assets .........................................      242,260            787                  6,841
                                                             --------           ----                 ------
Liabilities:
Amount due to respective Funds .........................           --             --                     --
Amount due to MONY America .............................          411             --                     --
                                                             --------           ----                 ------
  Total Liabilities ....................................          411             --                     --
                                                             --------           ----                 ------
Net Assets .............................................     $241,849           $787                 $6,841
                                                             ========           ====                 ======


                                                          AXA Moderate   AXA Moderate-Plus    AXA Premier VIP    AXA Premier VIP
                                                           Allocation        Allocation      Aggressive Equity      Core Bond
                                                         -------------- ------------------- ------------------- -----------------
Assets:
Shares held in respective Funds ........................      14,459            43,915                259              2,131
                                                              ------            ------                ---              -----
Investments at cost ....................................    $246,249          $616,635             $7,056            $21,823
                                                            --------          --------             ------            -------
Investment in respective Funds, at net asset value .....    $243,517          $610,017             $7,349            $21,730
Amount due from respective Funds .......................       3,890                --                 --                 --
Amount due from MONY America ...........................          --                --                 --                 --
                                                            --------          --------             ------            -------
  Total Assets .........................................     247,407           610,017              7,349             21,730
                                                            --------          --------             ------            -------
Liabilities:
Amount due to respective Funds .........................          --                --                 --                 --
Amount due to MONY America .............................       3,890                --                 --                 --
                                                            --------          --------             ------            -------
  Total Liabilities ....................................       3,890                --                 --                 --
                                                            --------          --------             ------            -------
Net Assets .............................................    $243,517          $610,017             $7,349            $21,730
                                                            ========          ========             ======            =======

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                                                              AXA Premier VIP
                                                          AXA Premier VIP   AXA Premier VIP    International
                                                            Health Care       High Yield*         Equity
                                                         ----------------- ----------------- ----------------
Assets:
Shares held in respective Funds ........................          103             259,395            506
                                                               ------          ----------         ------
Investments at cost ....................................       $1,152          $1,485,908         $7,926
                                                               ------          ----------         ------
Investment in respective Funds, at net asset value .....       $1,123          $1,454,942         $7,867
Amount due from respective Funds .......................           --                 604             --
Amount due from MONY America ...........................           --                  --             --
                                                               ------          ----------         ------
  Total Assets .........................................        1,123           1,455,546          7,867
                                                               ------          ----------         ------
Liabilities:
Amount due to respective Funds .........................           --                  --             --
Amount due to MONY America .............................           --                 604             --
                                                               ------          ----------         ------
  Total Liabilities ....................................           --                 604             --
                                                               ------          ----------         ------
Net Assets .............................................       $1,123          $1,454,942         $7,867
                                                               ======          ==========         ======
-------
*  Denotes multiple share classes held by the respective fund
 A .....................................................                          251,441
 B .....................................................                            7,954


                                                          AXA Premier VIP   AXA Premier VIP   AXA Premier VIP   AXA Premier VIP
                                                             Large Cap         Large Cap         Large Cap          Mid Cap
                                                            Core Equity          Growth            Value             Growth
                                                         ----------------- ----------------- ----------------- -----------------
Assets:
Shares held in respective Funds ........................          347               839             3,003               554
                                                               ------            ------           -------            ------
Investments at cost ....................................       $4,195            $8,538           $38,912            $5,131
                                                               ------            ------           -------            ------
Investment in respective Funds, at net asset value .....       $4,152            $8,250           $38,523            $4,933
Amount due from respective Funds .......................           --                --                --                --
Amount due from MONY America ...........................           --                --                --                --
                                                               ------            ------           -------            ------
  Total Assets .........................................        4,152             8,250            38,523             4,933
                                                               ------            ------           -------            ------
Liabilities:
Amount due to respective Funds .........................           --                --                --                --
Amount due to MONY America .............................           --                --                --                --
                                                               ------            ------           -------            ------
  Total Liabilities ....................................           --                --                --                --
                                                               ------            ------           -------            ------
Net Assets .............................................       $4,152            $8,250           $38,523            $4,933
                                                               ======            ======           =======            ======


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                                                               Dreyfus IP
                                                          AXA Premier VIP   AXA Premier VIP    Small Cap
                                                           Mid Cap Value       Technology     Stock Index
                                                         ----------------- ----------------- -------------
Assets:
Shares held in respective Funds ........................        1,541               404          315,295
                                                              -------            ------       ----------
Investments at cost ....................................      $15,512            $4,403       $4,885,370
                                                              -------            ------       ----------
Investment in respective Funds, at net asset value .....      $15,214            $4,433       $5,861,340
Amount due from respective Funds .......................           --                55           35,678
Amount due from MONY America ...........................           --                --               --
                                                              -------            ------       ----------
  Total Assets .........................................       15,214             4,488        5,897,018
                                                              -------            ------       ----------
Liabilities:
Amount due to respective Funds .........................           --                --               --
Amount due to MONY America .............................           --                55           35,678
                                                              -------            ------       ----------
  Total Liabilities ....................................           --                55           35,678
                                                              -------            ------       ----------
Net Assets .............................................      $15,214            $4,433       $5,861,340
                                                              =======            ======       ==========


                                                                                             Dreyfus VIF
                                                            Dreyfus Stock     Dreyfus VIF       Small       EQ/AllianceBernstein
                                                          Index Fund, Inc.   Appreciation   Company Stock       Common Stock
                                                         ------------------ -------------- --------------- ---------------------
Assets:
Shares held in respective Funds ........................       2,139,010          23,607          93,244            2,339
                                                             -----------      ----------      ----------          -------
Investments at cost ....................................     $62,155,792      $  859,725      $2,022,516          $45,964
                                                             -----------      ----------      ----------          -------
Investment in respective Funds, at net asset value .....     $77,325,215      $1,004,492      $1,991,701          $46,037
Amount due from respective Funds .......................         396,969           5,749         196,225               --
Amount due from MONY America ...........................              --              --              --               --
                                                             -----------      ----------      ----------          -------
  Total Assets .........................................      77,722,184       1,010,241       2,187,926           46,037
                                                             -----------      ----------      ----------          -------
Liabilities:
Amount due to respective Funds .........................              --              --              --               --
Amount due to MONY America .............................         396,969           5,749         196,225               --
                                                             -----------      ----------      ----------          -------
  Total Liabilities ....................................         396,969           5,749         196,225               --
                                                             -----------      ----------      ----------          -------
Net Assets .............................................     $77,325,215      $1,004,492      $1,991,701          $46,037
                                                             ===========      ==========      ==========          =======

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                          EQ/AllianceBernstein  EQ/AllianceBernstein
                                                           Growth and Income       International*
                                                         --------------------- ----------------------
Assets:
Shares held in respective Funds ........................            780                 452,554
                                                                -------              ----------
Investments at cost ....................................        $16,419              $5,624,479
                                                                -------              ----------
Investment in respective Funds, at net asset value .....        $16,151              $6,525,904
Amount due from respective Funds .......................             --                  33,144
Amount due from MONY America ...........................             --                      --
                                                                -------              ----------
  Total Assets .........................................         16,151               6,559,048
                                                                -------              ----------
Liabilities:
Amount due to respective Funds .........................             --                      --
Amount due to MONY America .............................             --                  33,144
                                                                -------              ----------
  Total Liabilities ....................................             --                  33,144
                                                                -------              ----------
Net Assets .............................................        $16,151              $6,525,904
                                                                =======              ==========
-------
*  Denotes multiple share classes held by the respective fund.
 A .....................................................                                450,472
 B .....................................................                                  2,082


                                                          EQ/AllianceBernstein   EQ/AllianceBernstein   EQ/AllianceBernstein
                                                            Large Cap Growth         Quality Bond         Small Cap Growth
                                                         ---------------------- ---------------------- ----------------------
Assets:
Shares held in respective Funds ........................            211                    365                    545
                                                                 ------                 ------                 ------
Investments at cost ....................................         $1,611                 $3,642                 $9,056
                                                                 ------                 ------                 ------
Investment in respective Funds, at net asset value .....         $1,623                 $3,627                 $8,692
Amount due from respective Funds .......................             --                     --                     --
Amount due from MONY America ...........................             --                     --                     --
                                                                 ------                 ------                 ------
  Total Assets .........................................          1,623                  3,627                  8,692
                                                                 ------                 ------                 ------
Liabilities:
Amount due to respective Funds .........................             --                     --                     --
Amount due to MONY America .............................             --                     --                     --
                                                                 ------                 ------                 ------
  Total Liabilities ....................................             --                     --                     --
                                                                 ------                 ------                 ------
Net Assets .............................................         $1,623                 $3,627                 $8,692
                                                                 ======                 ======                 ======



                                                          EQ/AllianceBernstein      EQ/Ariel
                                                                  Value          Appreciation II
                                                         ---------------------- ----------------
Assets:
Shares held in respective Funds ........................           5,911                21
                                                                 -------              ----
Investments at cost ....................................         $99,470              $236
                                                                 -------              ----
Investment in respective Funds, at net asset value .....         $96,795              $238
Amount due from respective Funds .......................              --                --
Amount due from MONY America ...........................              --                --
                                                                 -------              ----
  Total Assets .........................................          96,795               238
                                                                 -------              ----
Liabilities:
Amount due to respective Funds .........................              --                --
Amount due to MONY America .............................              --                --
                                                                 -------              ----
  Total Liabilities ....................................              --                --
                                                                 -------              ----
Net Assets .............................................         $96,795              $238
                                                                 =======              ====


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                                                              EQ/Calvert
                                                            EQ/Bond     EQ/Boston Advisors     Socially
                                                             Index        Equity Income*     Responsible*
                                                         ------------- -------------------- --------------
Assets:
Shares held in respective Funds ........................     678,182          1,770,016          217,196
                                                          ----------        -----------       ----------
Investments at cost ....................................  $7,438,280        $10,380,856       $1,551,572
                                                          ----------        -----------       ----------
Investment in respective Funds, at net asset value .....  $6,788,603        $12,264,369       $1,869,227
Amount due from respective Funds .......................       7,992              9,370            2,683
Amount due from MONY America ...........................          --                 --               --
                                                          ----------        -----------       ----------
  Total Assets .........................................   6,796,595         12,273,739        1,871,910
                                                          ----------        -----------       ----------
Liabilities:
Amount due to respective Funds .........................          --                 --               --
Amount due to MONY America .............................       7,992              9,370            2,683
                                                          ----------        -----------       ----------
  Total Liabilities ....................................       7,992              9,370            2,683
                                                          ----------        -----------       ----------
Net Assets .............................................  $6,788,603        $12,264,369       $1,869,227
                                                          ==========        ===========       ==========
-------
*  Denotes multiple share classes held by the respective fund.
 A .....................................................                         92,039          182,482
 B .....................................................                      1,677,977           34,714


                                                                              EQ/Capital    EQ/Capital   EQ/Capital
                                                             EQ/Capital        Guardian      Guardian     Guardian
                                                          Guardian Growth   International    Research*   U.S. Equity
                                                         ----------------- --------------- ------------ ------------
Assets:
Shares held in respective Funds ........................        1,391              157         150,479        49
                                                              -------           ------      ----------      ----
Investments at cost ....................................      $19,629           $2,222      $2,240,228      $606
                                                              -------           ------      ----------      ----
Investment in respective Funds, at net asset value .....      $19,486           $2,185      $2,097,678      $583
Amount due from respective Funds .......................           --               --           1,100        --
Amount due from MONY America ...........................           --               --              --        --
                                                              -------           ------      ----------      ----
  Total Assets .........................................       19,486            2,185       2,098,778       583
                                                              -------           ------      ----------      ----
Liabilities:
Amount due to respective Funds .........................           --               --              --        --
Amount due to MONY America .............................           --               --           1,100        --
                                                              -------           ------      ----------      ----
  Total Liabilities ....................................           --               --           1,100        --
                                                              -------           ------      ----------      ----
Net Assets .............................................      $19,486           $2,185      $2,097,678      $583
                                                              =======           ======      ==========      ====
-------
*  Denotes multiple share classes held by the respective fund.
 A .....................................................                                       150,465
 B .....................................................                                            14

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                                              EQ/Enterprise
                                                          EQ/Caywood-Scholl     Moderate     EQ/Equity
                                                           High Yield Bond     Allocation    500 Index
                                                         ------------------- -------------- -----------
Assets:
Shares held in respective Funds ........................       2,651,309        4,676,087         619
                                                             -----------      -----------     -------
Investments at cost ....................................     $12,041,484      $98,353,851     $16,281
                                                             -----------      -----------     -------
Investment in respective Funds, at net asset value .....     $12,328,587      $98,758,967     $15,977
Amount due from respective Funds .......................         245,736           71,613          --
Amount due from MONY America ...........................              --               --          --
                                                             -----------      -----------     -------
  Total Assets .........................................      12,574,323       98,830,580      15,977
                                                             -----------      -----------     -------
Liabilities:
Amount due to respective Funds .........................              --               --          --
Amount due to MONY America .............................         245,736           71,613          --
                                                             -----------      -----------     -------
  Total Liabilities ....................................         245,736           71,613          --
                                                             -----------      -----------     -------
Net Assets .............................................     $12,328,587      $98,758,967     $15,977
                                                             ===========      ===========     =======


                                                             EQ/Evergreen      EQ/Evergreen      EQ/FI          EQ/FI
                                                          International Bond       Omega        Mid Cap*    Mid Cap Value
                                                         -------------------- -------------- ------------- --------------
Assets:
Shares held in respective Funds ........................           966               16          266,675         2,268
                                                                ------             ----       ----------       -------
Investments at cost ....................................        $9,783             $137       $2,509,293       $34,210
                                                                ------             ----       ----------       -------
Investment in respective Funds, at net asset value .....        $9,728             $137       $2,866,503       $32,433
Amount due from respective Funds .......................             1               --            1,087           664
Amount due from MONY America ...........................            --               --               --            --
                                                                ------             ----       ----------       -------
  Total Assets .........................................         9,729              137        2,867,590        33,097
                                                                ------             ----       ----------       -------
Liabilities:
Amount due to respective Funds .........................            --               --               --            --
Amount due to MONY America .............................             1               --            1,087           664
                                                                ------             ----       ----------       -------
  Total Liabilities ....................................             1               --            1,087           664
                                                                ------             ----       ----------       -------
Net Assets .............................................        $9,728             $137       $2,866,503       $32,433
                                                                ======             ====       ==========       =======
-------
*  Denotes multiple share classes held by the respective fund.
 A .....................................................                                         264,132
 B .....................................................                                           2,543

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                            EQ/GAMCO        EQ/GAMCO
                                                           Mergers and       Small       EQ/Government
                                                          Acquisitions   Company Value     Securities
                                                         -------------- --------------- ---------------
Assets:
Shares held in respective Funds ........................       1,597        2,761,379       1,135,701
                                                             -------      -----------     -----------
Investments at cost ....................................     $20,620      $65,829,536     $12,901,961
                                                             -------      -----------     -----------
Investment in respective Funds, at net asset value .....     $19,886      $83,200,361     $12,231,503
Amount due from respective Funds .......................          --          129,161          16,663
Amount due from MONY America ...........................          --               --              --
                                                             -------      -----------     -----------
  Total Assets .........................................      19,886       83,329,522      12,248,166
                                                             -------      -----------     -----------
Liabilities:
Amount due to respective Funds .........................          --               --              --
Amount due to MONY America .............................          --          129,161          16,663
                                                             -------      -----------     -----------
  Total Liabilities ....................................          --          129,161          16,663
                                                             -------      -----------     -----------
Net Assets .............................................     $19,886      $83,200,361     $12,231,503
                                                             =======      ===========     ===========



                                                          EQ/International   EQ/JPMorgan       EQ/JPMorgan       EQ/Janus Large
                                                               Growth         Core Bond*   Value Opportunities     Cap Growth
                                                         ------------------ ------------- --------------------- ---------------
Assets:
Shares held in respective Funds ........................       3,323,954       1,318,557             191                72
                                                             -----------     -----------          ------              ----
Investments at cost ....................................     $16,628,918     $15,369,783          $2,774              $492
                                                             -----------     -----------          ------              ----
Investment in respective Funds, at net asset value .....     $21,605,698     $14,462,367          $2,717              $495
Amount due from respective Funds .......................          47,492          34,593              --                --
Amount due from MONY America ...........................              --              --              --                --
                                                             -----------     -----------          ------              ----
  Total Assets .........................................      21,653,190      14,496,960           2,717               495
                                                             -----------     -----------          ------              ----
Liabilities:
Amount due to respective Funds .........................              --              --              --                --
Amount due to MONY America .............................          47,492          34,593              --                --
                                                             -----------     -----------          ------              ----
  Total Liabilities ....................................          47,492          34,593              --                --
                                                             -----------     -----------          ------              ----
Net Assets .............................................     $21,605,698     $14,462,367          $2,717              $495
                                                             ===========     ===========          ======              ====
-------
*  Denotes multiple share classes held by the respective fund.
 A .....................................................                       1,316,285
 B .....................................................                           2,272

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                          EQ/Legg Mason     EQ/Long       EQ/Lord Abbett
                                                          Value Equity    Term Bond*    Growth and Income*
                                                         -------------- -------------- --------------------
Assets:
Shares held in respective Funds ........................         902         779,119           597,138
                                                             -------     -----------        ----------
Investments at cost ....................................     $10,066     $10,809,630        $6,311,980
                                                             -------     -----------        ----------
Investment in respective Funds, at net asset value .....     $10,082     $10,331,127        $7,380,648
Amount due from respective Funds .......................           8          18,232             3,853
Amount due from MONY America ...........................          --              --                --
                                                             -------     -----------        ----------
  Total Assets .........................................      10,090      10,349,359         7,384,501
                                                             -------     -----------        ----------
Liabilities:
Amount due to respective Funds .........................          --              --                --
Amount due to MONY America .............................           8          18,232             3,853
                                                             -------     -----------        ----------
  Total Liabilities ....................................           8          18,232             3,853
                                                             -------     -----------        ----------
Net Assets .............................................     $10,082     $10,331,127        $7,380,648
                                                             =======     ===========        ==========
-------
*  Denotes multiple share classes held by the respective fund.
 A .....................................................                     778,386           596,916
 B .....................................................                         733               222


                                                          EQ/Lord Abbett   EQ/Lord Abbett    EQ/Marsico    EQ/Mercury Basic
                                                          Large Cap Core   Mid Cap Value*       Focus        Value Equity
                                                         ---------------- ---------------- -------------- ------------------
Assets:
Shares held in respective Funds ........................         134           1,245,184        726,238             802
                                                              ------         -----------    -----------         -------
Investments at cost ....................................      $1,592         $13,110,453    $ 9,421,030         $14,036
                                                              ------         -----------    -----------         -------
Investment in respective Funds, at net asset value .....      $1,599         $15,527,456    $12,186,279         $13,694
Amount due from respective Funds .......................          --              25,900         11,988              --
Amount due from MONY America ...........................          --                  --             --              --
                                                              ------         -----------    -----------         -------
  Total Assets .........................................       1,599          15,553,356     12,198,267          13,694
                                                              ------         -----------    -----------         -------
Liabilities:
Amount due to respective Funds .........................          --                  --             --              --
Amount due to MONY America .............................          --              25,900         11,988              --
                                                              ------         -----------    -----------         -------
  Total Liabilities ....................................          --              25,900         11,988              --
                                                              ------         -----------    -----------         -------
Net Assets .............................................      $1,599         $15,527,456    $12,186,279         $13,694
                                                              ======         ===========    ===========         =======
-------
*  Denotes multiple share classes held by the respective fund.
 A .....................................................                       1,245,113
 B .....................................................                              71

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                            EQ/Mercury                         EQ/MFS
                                                          International    EQ/MFS Emerging   Investors
                                                              Value*      Growth Companies     Trust
                                                         --------------- ------------------ -----------
Assets:
Shares held in respective Funds ........................       681,281            375             61
                                                           -----------         ------           ----
Investments at cost ....................................   $ 9,629,810         $5,793           $690
                                                           -----------         ------           ----
Investment in respective Funds, at net asset value .....   $11,356,988         $5,780           $687
Amount due from respective Funds .......................       417,200             --             --
Amount due from MONY America ...........................            --             --             --
                                                           -----------         ------           ----
  Total Assets .........................................    11,774,188          5,780            687
                                                           -----------         ------           ----
Liabilities:
Amount due to respective Funds .........................            --             --             --
Amount due to MONY America .............................       417,200             --             --
                                                           -----------         ------           ----
  Total Liabilities ....................................       417,200             --             --
                                                           -----------         ------           ----
Net Assets .............................................   $11,356,988         $5,780           $687
                                                           ===========         ======           ====
-------
*  Denotes multiple share classes held by the respective fund
 A .....................................................       677,647
 B .....................................................         3,634


                                                            EQ/Money      EQ/Montag &       EQ/PIMCO       EQ/Short
                                                            Market*     Caldwell Growth   Real Return   Duration Bond*
                                                         ------------- ----------------- ------------- ---------------
Assets:
Shares held in respective Funds ........................   54,255,268      10,111,746        811,099         291,948
                                                          -----------     -----------     ----------      ----------
Investments at cost ....................................  $54,255,268     $47,579,975     $8,337,574      $3,040,018
                                                          -----------     -----------     ----------      ----------
Investment in respective Funds, at net asset value .....  $54,255,268     $55,109,017     $7,932,557      $2,913,816
Amount due from respective Funds .......................       40,748          52,023        571,484           6,192
Amount due from MONY America ...........................           --              --             --              --
                                                          -----------     -----------     ----------      ----------
  Total Assets .........................................   54,296,016      55,161,040      8,504,041       2,920,008
                                                          -----------     -----------     ----------      ----------
Liabilities:
Amount due to respective Funds .........................           --              --             --              --
Amount due to MONY America .............................       40,748          52,023        571,484           6,192
                                                          -----------     -----------     ----------      ----------
  Total Liabilities ....................................       40,748          52,023        571,484           6,192
                                                          -----------     -----------     ----------      ----------
Net Assets .............................................  $54,255,268     $55,109,017     $7,932,557      $2,913,816
                                                          ===========     ===========     ==========      ==========
-------
*  Denotes multiple share classes held by the respective fund
 A .....................................................   53,676,345                                        274,260
 B .....................................................      578,923                                         17,688

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                                        EQ/Small
                                                           EQ/Small      Company        EQ/Small
                                                          Cap Value      Growth      Company Index
                                                         ----------- -------------- ---------------
Assets:
Shares held in respective Funds ........................       271      1,828,534         2,574
                                                            ------    -----------       -------
Investments at cost ....................................    $3,919    $13,873,986       $34,741
                                                            ------    -----------       -------
Investment in respective Funds, at net asset value .....    $3,710    $17,425,931       $33,488
Amount due from respective Funds .......................        --         14,464            --
Amount due from MONY America ...........................        --             --            --
                                                            ------    -----------       -------
  Total Assets .........................................     3,710     17,440,395        33,488
                                                            ------    -----------       -------
Liabilities:
Amount due to respective Funds .........................        --             --            --
Amount due to MONY America .............................        --         14,464            --
                                                            ------    -----------       -------
  Total Liabilities ....................................        --         14,464            --
                                                            ------    -----------       -------
Net Assets .............................................    $3,710    $17,425,931       $33,488
                                                            ======    ===========       =======



                                                                            EQ/UBS                       EQ/Van Kampen
                                                             EQ/TCW         Growth      EQ/Van Kampen   Emerging Markets
                                                             Equity       and Income       Comstock         Equity*
                                                         -------------- -------------- --------------- -----------------
Assets:
Shares held in respective Funds ........................    2,490,760      3,283,216           558             82,860
                                                          -----------    -----------        ------         ----------
Investments at cost ....................................  $51,033,989    $16,968,492        $6,550         $  901,597
                                                          -----------    -----------        ------         ----------
Investment in respective Funds, at net asset value .....  $52,829,010    $22,391,536        $6,571         $1,344,805
Amount due from respective Funds .......................      414,420         19,397            --                809
Amount due from MONY America ...........................           --             --            --                 --
                                                          -----------    -----------        ------         ----------
  Total Assets .........................................   53,243,430     22,410,933         6,571          1,345,614
                                                          -----------    -----------        ------         ----------
Liabilities:
Amount due to respective Funds .........................           --             --            --                 --
Amount due to MONY America .............................      414,420         19,397            --                809
                                                          -----------    -----------        ------         ----------
  Total Liabilities ....................................      414,420         19,397            --                809
                                                          -----------    -----------        ------         ----------
Net Assets .............................................  $52,829,010    $22,391,536        $6,571         $1,344,805
                                                          ===========    ===========        ======         ==========
-------
*  Denotes multiple share classes held by the respective fund
 A .....................................................                                                       78,228
 B .....................................................                                                        4,632

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                          EQ/Van Kampen  EQ/Wells Fargo
                                                             Mid Cap       Montgomery      Fidelity VIP
                                                             Growth         Small Cap     Asset Manager
                                                         -------------- ---------------- ---------------
Assets:
Shares held in respective Funds ........................        110              774            9,675
                                                             ------          -------         --------
Investments at cost ....................................     $1,496          $10,496         $141,505
                                                             ------          -------         --------
Investment in respective Funds, at net asset value .....     $1,487          $10,435         $151,996
Amount due from respective Funds .......................         --               --            1,652
Amount due from MONY America ...........................         --               --               --
                                                             ------          -------         --------
  Total Assets .........................................      1,487           10,435          153,648
                                                             ------          -------         --------
Liabilities:
Amount due to respective Funds .........................         --               --               --
Amount due to MONY America .............................         --               --            1,652
                                                             ------          -------         --------
  Total Liabilities ....................................         --               --            1,652
                                                             ------          -------         --------
Net Assets .............................................     $1,487          $10,435         $151,996
                                                             ======          =======         ========



                                                                                                               Fidelity VIP
                                                           Fidelity VIP    Fidelity VIP      Fidelity VIP         Growth
                                                          Contrafund(R)*      Growth*     Growth and Income   Opportunities*
                                                         ---------------- -------------- ------------------- ---------------
Assets:
Shares held in respective Funds ........................      1,122,120        360,283            71,024           107,402
                                                            -----------    -----------        ----------        ----------
Investments at cost ....................................    $30,014,547    $11,221,936        $  984,537        $1,598,231
                                                            -----------    -----------        ----------        ----------
Investment in respective Funds, at net asset value .....    $35,262,734    $12,884,518        $1,144,899        $1,948,650
Amount due from respective Funds .......................      1,150,996          2,219                --               173
Amount due from MONY America ...........................             --        102,982               719                 1
                                                            -----------    -----------        ----------        ----------
  Total Assets .........................................     36,413,730     12,989,719         1,145,618         1,948,824
                                                            -----------    -----------        ----------        ----------
Liabilities:
Amount due to respective Funds .........................             --        102,982               719                 1
Amount due to MONY America .............................      1,150,996          2,219                --               173
                                                            -----------    -----------        ----------        ----------
  Total Liabilities ....................................      1,150,996        105,201               719               174
                                                            -----------    -----------        ----------        ----------
Net Assets .............................................    $35,262,734    $12,884,518        $1,144,899        $1,948,650
                                                            ===========    ===========        ==========        ==========
-------
*  Denotes multiple share classes held by the respective fund.
 Service ...............................................        559,759        259,052                              88,412
 Initial ...............................................        562,361        101,231                              18,990

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                                            Franklin Rising
                                                          Franklin Income      Dividends     Franklin Zero
                                                             Securities       Securities      Coupon 2010
                                                         ----------------- ---------------- ---------------
Assets:
Shares held in respective Funds ........................         80,120          29,728            6,300
                                                             ----------        --------         --------
Investments at cost ....................................     $1,241,928        $524,966         $101,268
                                                             ----------        --------         --------
Investment in respective Funds, at net asset value .....     $1,390,875        $610,914         $ 99,036
Amount due from respective Funds .......................             --              --                6
Amount due from MONY America ...........................            333             772               --
                                                             ----------        --------         --------
  Total Assets .........................................      1,391,208         611,686           99,042
                                                             ----------        --------         --------
Liabilities:
Amount due to respective Funds .........................            333             772               --
Amount due to MONY America .............................             --              --                6
                                                             ----------        --------         --------
  Total Liabilities ....................................            333             772                6
                                                             ----------        --------         --------
Net Assets .............................................     $1,390,875        $610,914         $ 99,036
                                                             ==========        ========         ========


                                                                              Janus Aspen                     Janus Aspen Series
                                                            Janus Aspen     Series Flexible    Janus Aspen       International
                                                          Series Balanced        Bond*        Series Forty*         Growth*
                                                         ----------------- ----------------- --------------- --------------------
Assets:
Shares held in respective Funds ........................        307,917           761,106          737,385            258,668
                                                             ----------        ----------      -----------        -----------
Investments at cost ....................................     $7,179,561        $9,267,003      $17,504,314        $ 8,376,503
                                                             ----------        ----------      -----------        -----------
Investment in respective Funds, at net asset value .....     $8,587,816        $8,606,429      $22,224,562        $13,184,881
Amount due from respective Funds .......................          9,362           196,207           14,219            507,714
Amount due from MONY America ...........................             --                --               --                 --
                                                             ----------        ----------      -----------        -----------
  Total Assets .........................................      8,597,178         8,802,636       22,238,781         13,692,595
                                                             ----------        ----------      -----------        -----------
Liabilities:
Amount due to respective Funds .........................             --                --               --                 --
Amount due to MONY America .............................          9,362           196,207           14,219            507,714
                                                             ----------        ----------      -----------        -----------
  Total Liabilities ....................................          9,362           196,207           14,219            507,714
                                                             ----------        ----------      -----------        -----------
Net Assets .............................................     $8,587,816        $8,606,429      $22,224,562        $13,184,881
                                                             ==========        ==========      ===========        ===========
-------
*  Denotes multiple share classes held by the respective fund.
 Service ...............................................                           83,221           59,924            102,543
 Institutional .........................................                          677,885          677,461            156,125

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                          Janus Aspen Series  Janus Aspen Series   Janus Aspen Series
                                                            Mid Cap Growth       Mid Cap Value      Worldwide Growth
                                                         ------------------- -------------------- --------------------
Assets:
Shares held in respective Funds ........................         510,038             138,418               483,896
                                                             -----------          ----------           -----------
Investments at cost ....................................     $12,279,526          $1,895,637           $12,794,161
                                                             -----------          ----------           -----------
Investment in respective Funds, at net asset value .....     $16,815,942          $2,290,811           $15,712,110
Amount due from respective Funds .......................         311,051              10,617               178,266
Amount due from MONY America ...........................              --                  --                    --
                                                             -----------          ----------           -----------
  Total Assets .........................................      17,126,993           2,301,428            15,890,376
                                                             -----------          ----------           -----------
Liabilities:
Amount due to respective Funds .........................              --                  --                    --
Amount due to MONY America .............................         311,051              10,617               178,266
                                                             -----------          ----------           -----------
  Total Liabilities ....................................         311,051              10,617               178,266
                                                             -----------          ----------           -----------
Net Assets .............................................     $16,815,942          $2,290,811           $15,712,110
                                                             ===========          ==========           ===========


                                                               MFS(R)           MFS(R)         MFS(R)         MFS(R)
                                                           Mid Cap Growth   New Discovery   Total Return    Utilities
                                                          ---------------- --------------- -------------- -------------
Assets:
Shares held in respective Funds ........................        164,443           59,573        233,565        65,369
                                                             ----------       ----------     ----------        ------
Investments at cost ....................................     $1,063,687       $  880,795     $4,665,025    $1,487,285
                                                             ----------       ----------     ----------    ----------
Investment in respective Funds, at net asset value .....     $1,192,215       $1,037,753     $5,112,733    $1,913,360
Amount due from respective Funds .......................             --           85,852         25,327        88,956
Amount due from MONY America ...........................            197               --             --            --
                                                             ----------       ----------     ----------    ----------
  Total Assets .........................................      1,192,412        1,123,605      5,138,060     2,002,316
                                                             ----------       ----------     ----------    ----------
Liabilities:
Amount due to respective Funds .........................            197               --             --            --
Amount due to MONY America .............................             --           85,852         25,327        88,956
                                                             ----------       ----------     ----------    ----------
  Total Liabilities ....................................            197           85,852         25,327        88,956
                                                             ----------       ----------     ----------    ----------
Net Assets .............................................     $1,192,215       $1,037,753     $5,112,733    $1,913,360
                                                             ==========       ==========     ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                          Morgan Stanley UIF  Morgan Stanley UIF       Morgan
                                                              Core Plus            Emerging         Stanley UIF
                                                             Fixed Income        Markets Debt      Equity Growth
                                                         ------------------- -------------------- ---------------
Assets:
Shares held in respective Funds ........................       1,275,407             51,758              7,638
                                                             -----------           --------           --------
Investments at cost ....................................     $14,907,683           $449,887           $113,226
                                                             -----------           --------           --------
Investment in respective Funds, at net asset value .....     $14,539,634           $461,683           $125,882
Amount due from respective Funds .......................         195,253              7,495                 --
Amount due from MONY America ...........................              --                 --                 --
                                                             -----------           --------           --------
  Total Assets .........................................      14,734,887            469,178            125,882
                                                             -----------           --------           --------
Liabilities:
Amount due to respective Funds .........................              --                 --                 --
Amount due to MONY America .............................         195,253              7,495                 --
                                                             -----------           --------           --------
  Total Liabilities ....................................         195,253              7,495                 --
                                                             -----------           --------           --------
Net Assets .............................................     $14,539,634           $461,683           $125,882
                                                             ===========           ========           ========


                                                             Morgan
                                                          Stanley UIF    Old Mutual       Oppenheimer       Oppenheimer
                                                             Value      Select Value   Global Securities   Main Street(R)
                                                         ------------- -------------- ------------------- ---------------
Assets:
Shares held in respective Funds ........................      887,850        68,143            51,568           26,918
                                                          -----------    ----------        ----------         --------
Investments at cost ....................................  $12,241,856    $  925,572        $1,567,916         $548,623
                                                          -----------    ----------        ----------         --------
Investment in respective Funds, at net asset value .....  $13,202,328    $1,202,052        $1,881,710         $661,651
Amount due from respective Funds .......................      354,271            --                --               --
Amount due from MONY America ...........................           --           214             2,879              298
                                                          -----------    ----------        ----------         --------
  Total Assets .........................................   13,556,599     1,202,266         1,884,589          661,949
                                                          -----------    ----------        ----------         --------
Liabilities:
Amount due to respective Funds .........................           --           214             2,879              298
Amount due to MONY America .............................      354,271            --                --               --
                                                          -----------    ----------        ----------         --------
  Total Liabilities ....................................      354,271           214             2,879              298
                                                          -----------    ----------        ----------         --------
Net Assets .............................................  $13,202,328    $1,202,052        $1,881,710         $661,651
                                                          ===========    ==========        ==========         ========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                                            PIMCO StocksPLUS
                                                            PIMCO Global         Growth       T. Rowe Price
                                                          Bond (Unhedged)      and Income     Equity Income
                                                         ----------------- ----------------- ---------------
Assets:
Shares held in respective Funds ........................        206,865           397,697        1,078,867
                                                             ----------        ----------      -----------
Investments at cost ....................................     $2,591,315        $3,658,863      $22,002,630
                                                             ----------        ----------      -----------
Investment in respective Funds, at net asset value .....     $2,494,795        $4,430,343      $26,799,052
Amount due from respective Funds .......................            166               685           19,320
Amount due from MONY America ...........................             --                --               --
                                                             ----------        ----------      -----------
  Total Assets .........................................      2,494,961         4,431,028       26,818,372
                                                             ----------        ----------      -----------
Liabilities:
Amount due to respective Funds .........................             --                --               --
Amount due to MONY America .............................            166               685           19,320
                                                             ----------        ----------      -----------
  Total Liabilities ....................................            166               685           19,320
                                                             ----------        ----------      -----------
Net Assets .............................................     $2,494,795        $4,430,343      $26,799,052
                                                             ==========        ==========      ===========


                                                          T. Rowe Price     T. Rowe Price                          Van Eck
                                                           New America    Personal Strategy       Van Eck         Worldwide
                                                              Growth           Balanced       Worldwide Bond   Emerging Markets
                                                         --------------- ------------------- ---------------- -----------------
Assets:
Shares held in respective Funds ........................       339,594           140,291           25,059            197,593
                                                            ----------        ----------         --------         ----------
Investments at cost ....................................    $6,620,012        $2,563,601         $290,229         $3,666,474
                                                            ----------        ----------         --------         ----------
Investment in respective Funds, at net asset value .....    $7,308,064        $2,745,495         $295,198         $4,935,883
Amount due from respective Funds .......................            --                --          159,294            500,348
Amount due from MONY America ...........................            --            16,078               --                 --
                                                            ----------        ----------         --------         ----------
  Total Assets .........................................     7,308,064         2,761,573          454,492          5,436,231
                                                            ----------        ----------         --------         ----------
Liabilities:
Amount due to respective Funds .........................            --            16,078               --                 --
Amount due to MONY America .............................            --                --          159,294            500,348
                                                            ----------        ----------         --------         ----------
  Total Liabilities ....................................            --            16,078          159,294            500,348
                                                            ----------        ----------         --------         ----------
Net Assets .............................................    $7,308,064        $2,745,495         $295,198         $4,935,883
                                                            ==========        ==========         ========         ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                              Van Eck       Van Kampen UIF
                                                             Worldwide          Global           Van Kampen UIF
                                                            Hard Assets     Value Equity +     U.S. Real Estate +
                                                           -------------   ----------------   -------------------
Assets:
Shares held in respective Funds ........................        43,941           101,258              344,925
                                                            ----------        ----------          -----------
Investments at cost ....................................    $1,316,536        $1,446,397          $ 7,239,746
                                                            ----------        ----------          -----------
Investment in respective Funds, at net asset value .....    $1,437,322        $1,719,353          $10,126,993
Amount due from respective Funds .......................       520,257                --              177,295
Amount due from MONY America ...........................            --               393                   --
                                                            ----------        ----------          -----------
  Total Assets .........................................     1,957,579         1,719,746           10,304,288
                                                            ----------        ----------          -----------
Liabilities:
Amount due to respective Funds .........................            --               393                   --
Amount due to MONY America .............................       520,257                --              177,295
                                                            ----------        ----------          -----------
  Total Liabilities ....................................       520,257               393              177,295
                                                            ----------        ----------          -----------
Net Assets .............................................    $1,437,322        $1,719,353          $10,126,993
                                                            ==========        ==========          ===========

-------
+ Known as Morgan Stanley UIF ... with respect to MONY Corporate Sponsored Variable Universal Life.

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                  Fund Name                                        Option
-------------------------------------------- --------------------------------------------------
AIM V.I. Basic Value ....................... MONY Variable Universal Life
AIM V.I. Financial Services ................ MONY Corporate Sponsored Variable Universal Life
AIM V.I. Financial Services ................ MONY Variable Universal Life
AIM V.I. Financial Services ................ Survivorship Variable Universal Life
AIM V.I. Global Health Care ................ MONY Corporate Sponsored Variable Universal Life
AIM V.I. Global Health Care ................ MONY Variable Universal Life
AIM V.I. Global Health Care ................ Survivorship Variable Universal Life
AIM V.I. Mid Cap Core Equity ............... MONY Variable Universal Life
AIM V.I. Technology ........................ MONY Corporate Sponsored Variable Universal Life
AIM V.I. Technology ........................ MONY Variable Universal Life
AIM V.I. Technology ........................ Survivorship Variable Universal Life
Alger American Balanced .................... MONY Corporate Sponsored Variable Universal Life
Alger American Balanced .................... MONY Variable Universal Life
Alger American Balanced .................... Survivorship Variable Universal Life
Alger American MidCap Growth ............... MONY Corporate Sponsored Variable Universal Life
Alger American MidCap Growth ............... MONY Variable Universal Life
Alger American MidCap Growth ............... Survivorship Variable Universal Life
Alger American MidCap Growth ............... MONY Custom Estate Master
Alger American MidCap Growth ............... MONY Custom Equity Master
AXA Aggressive Allocation .................. Incentive Life Legacy
AXA Conservative Allocation ................ Incentive Life Legacy
AXA Conservative Plus-Allocation ........... Incentive Life Legacy
AXA Moderate Allocation .................... Incentive Life Legacy
AXA Moderate Plus-Allocation ............... Incentive Life Legacy
AXA Premier VIP Aggressive Equity .......... Incentive Life Legacy
AXA Premier VIP Core Bond .................. Incentive Life Legacy
AXA Premier VIP Health Care ................ Incentive Life Legacy
AXA Premier VIP High Yield ................. Incentive Life Legacy
AXA Premier VIP High Yield ................. MONY Variable Universal Life
AXA Premier VIP High Yield ................. Survivorship Variable Universal Life
AXA Premier VIP International Equity ....... Incentive Life Legacy
AXA Premier VIP Large Cap Core Equity ...... Incentive Life Legacy
AXA Premier VIP Large Cap Growth ........... Incentive Life Legacy
AXA Premier VIP Large Cap Value ............ Incentive Life Legacy
AXA Premier VIP Mid Cap Growth ............. Incentive Life Legacy
AXA Premier VIP Mid Cap Value .............. Incentive Life Legacy
AXA Premier VIP Technology ................. Incentive Life Legacy
Dreyfus IP Small Cap Stock Index ........... MONY Corporate Sponsored Variable Universal Life
Dreyfus IP Small Cap Stock Index ........... MONY Variable Universal Life
Dreyfus Stock Index Fund, Inc. ............. MONY Corporate Sponsored Variable Universal Life
Dreyfus Stock Index Fund, Inc. ............. MONY Custom Estate Master
Dreyfus Stock Index Fund, Inc. ............. MONY Custom Equity Master
Dreyfus Stock Index Fund, Inc. ............. MONY Equity Master
Dreyfus VIF Appreciation ................... MONY Corporate Sponsored Variable Universal Life
Dreyfus VIF Small Company Stock ............ MONY Corporate Sponsored Variable Universal Life
EQ/AllianceBernstein Common Stock .......... Incentive Life Legacy
EQ/AllianceBernstein Growth and Income ..... Incentive Life Legacy
EQ/AllianceBernstein International ......... Incentive Life Legacy
EQ/AllianceBernstein International ......... MONY Corporate Sponsored Variable Universal Life
EQ/AllianceBernstein Large Cap Growth ...... Incentive Life Legacy


                                                         Mortality
                                                             &
                                                          Expense   Unit Fair      Units
                  Fund Name                     Class      Ratio      Value     Outstanding
-------------------------------------------- ---------- ---------- ----------- ------------
AIM V.I. Basic Value .......................  Series I      0.35%   $  15.11       52,276
AIM V.I. Financial Services ................  Series I      0.00%   $  14.98          913
AIM V.I. Financial Services ................  Series I      0.35%      14.95       21,269
AIM V.I. Financial Services ................  Series I      0.35%      15.43        2,162
AIM V.I. Global Health Care ................  Series I      0.00%   $  13.32        8,916
AIM V.I. Global Health Care ................  Series I      0.35%      12.53       48,264
AIM V.I. Global Health Care ................  Series I      0.35%      12.70           88
AIM V.I. Mid Cap Core Equity ...............  Series I      0.35%   $  15.21       25,429
AIM V.I. Technology ........................  Series I      0.00%   $  12.93        3,869
AIM V.I. Technology ........................  Series I      0.35%       9.89       12,600
AIM V.I. Technology ........................  Series I      0.35%      11.43           --
Alger American Balanced ....................      O         0.00%   $  13.26       96,653
Alger American Balanced ....................      O         0.35%      12.70      152,041
Alger American Balanced ....................      O         0.35%      12.63        5,860
Alger American MidCap Growth ...............      O         0.00%   $  16.03      219,778
Alger American MidCap Growth ...............      O         0.35%      15.60      199,171
Alger American MidCap Growth ...............      O         0.35%      14.68        9,317
Alger American MidCap Growth ...............      O         0.35%      15.77        6,868
Alger American MidCap Growth ...............      O         0.35%      15.26      127,401
AXA Aggressive Allocation ..................      B         0.00%   $ 155.98        1,604
AXA Conservative Allocation ................      B         0.00%   $ 118.42            7
AXA Conservative Plus-Allocation ...........      B         0.00%   $ 126.43           54
AXA Moderate Allocation ....................      B         0.00%   $ 137.35        1,805
AXA Moderate Plus-Allocation ...............      B         0.00%   $ 147.77        4,162
AXA Premier VIP Aggressive Equity ..........      B         0.00%   $  91.14           81
AXA Premier VIP Core Bond ..................      B         0.00%   $ 123.10          178
AXA Premier VIP Health Care ................      B         0.00%   $ 129.34            9
AXA Premier VIP High Yield .................      B         0.00%   $ 133.89          331
AXA Premier VIP High Yield .................      A         0.35%      14.94       91,204
AXA Premier VIP High Yield .................      A         0.35%      14.32        3,027
AXA Premier VIP International Equity .......      B         0.00%   $ 235.00           34
AXA Premier VIP Large Cap Core Equity ......      B         0.00%   $ 164.10           25
AXA Premier VIP Large Cap Growth ...........      B         0.00%   $ 140.62           59
AXA Premier VIP Large Cap Value ............      B         0.00%   $ 186.58          206
AXA Premier VIP Mid Cap Growth .............      B         0.00%   $ 181.19           27
AXA Premier VIP Mid Cap Value ..............      B         0.00%   $ 149.00          103
AXA Premier VIP Technology .................      B         0.00%   $ 184.01           24
Dreyfus IP Small Cap Stock Index ...........   Service      0.00%   $  17.01      288,745
Dreyfus IP Small Cap Stock Index ...........   Service      0.35%      17.47       54,378
Dreyfus Stock Index Fund, Inc. .............   Initial      0.00%   $  17.12    3,380,491
Dreyfus Stock Index Fund, Inc. .............   Initial      0.35%      11.10      102,738
Dreyfus Stock Index Fund, Inc. .............   Initial      0.35%      11.16    1,203,459
Dreyfus Stock Index Fund, Inc. .............   Initial      0.75%      10.08      484,112
Dreyfus VIF Appreciation ...................   Initial      0.00%   $  17.12       58,690
Dreyfus VIF Small Company Stock ............   Initial      0.00%   $  16.44      121,114
EQ/AllianceBernstein Common Stock ..........      B         0.00%   $ 111.99          594
EQ/AllianceBernstein Growth and Income .....      B         0.00%   $ 160.97          100
EQ/AllianceBernstein International .........      B         0.00%   $ 153.24          251
EQ/AllianceBernstein International .........      A         0.00%      14.96      434,329
EQ/AllianceBernstein Large Cap Growth ......      B         0.00%   $  77.95           21

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                 Fund Name                                        Option
------------------------------------------- --------------------------------------------------
EQ/AllianceBernstein Quality Bond ......... Incentive Life Legacy
EQ/AllainceBernstein Small Cap Growth ..... Incentive Life Legacy
EQ/AllianceBernstein Value ................ Incentive Life Legacy
EQ/Ariel Apreciation II ................... Incentive Life Legacy
EQ/Bond Index ............................. MONY Corporate Sponsored Variable Universal Life
EQ/Bond Index ............................. MONY Custom Estate Master
EQ/Bond Index ............................. MONY Custom Equity Master
EQ/Bond Index ............................. MONY Strategist
EQ/Bond Index ............................. MONY Equity Master
EQ/Boston Advisors Equity Income .......... Incentive Life Legacy
EQ/Boston Advisors Equity Income .......... MONY Variable Universal Life
EQ/Boston Advisors Equity Income .......... Survivorship Variable Universal Life
EQ/Boston Advisors Equity Income .......... MONY Custom Estate Master
EQ/Boston Advisors Equity Income .......... MONY Custom Equity Master
EQ/Boston Advisors Equity Income .......... MONY Strategist
EQ/Boston Advisors Equity Income .......... MONY Equity Master
EQ/Calvert Socially Responsible ........... Incentive Life Legacy
EQ/Calvert Socially Responsible ........... MONY Corporate Sponsored Variable Universal Life
EQ/Calvert Socially Responsible ........... MONY Variable Universal Life
EQ/Calvert Socially Responsible ........... Survivorship Variable Universal Life
EQ/Calvert Socially Responsible ........... MONY Custom Estate Master
EQ/Calvert Socially Responsible ........... MONY Custom Equity Master
EQ/Calvert Socially Responsible ........... MONY Equity Master
EQ/Capital Guardian Growth ................ Incentive Life Legacy
EQ/Capital Guardian International ......... Incentive Life Legacy
EQ/Capital Guardian Research .............. Incentive Life Legacy
EQ/Capital Guardian Research .............. MONY Strategist
EQ/Capital Guardian U.S. Equity ........... Incentive Life Legacy
EQ/Caywood-Scholl High Yield Bond ......... Incentive Life Legacy
EQ/Caywood-Scholl High Yield Bond ......... MONY Corporate Sponsored Variable Universal Life
EQ/Caywood-Scholl High Yield Bond ......... MONY Custom Estate Master
EQ/Caywood-Scholl High Yield Bond ......... MONY Custom Equity Master
EQ/Caywood-Scholl High Yield Bond ......... MONY Equity Master
EQ/Enterprise Moderate Allocation ......... MONY Corporate Sponsored Variable Universal Life
EQ/Enterprise Moderate Allocation ......... MONY Variable Universal Life
EQ/Enterprise Moderate Allocation ......... Survivorship Variable Universal Life
EQ/Enterprise Moderate Allocation ......... MONY Custom Estate Master
EQ/Enterprise Moderate Allocation ......... MONY Custom Equity Master
EQ/Enterprise Moderate Allocation ......... MONY Equity Master
EQ/Equity 500 Index ....................... Incentive Life Legacy
EQ/Evergreen International Bond ........... Incentive Life Legacy
EQ/Evergreen Omega ........................ Incentive Life Legacy
EQ/FI Mid Cap ............................. Incentive Life Legacy
EQ/FI Mid Cap ............................. MONY Variable Universal Life
EQ/FI Mid Cap ............................. Survivorship Variable Universal Life
EQ/FI Mid Cap Value ....................... Incentive Life Legacy
EQ/GAMCO Mergers and Acquisitions ......... Incentive Life Legacy
EQ/GAMCO Small Company Value .............. Incentive Life Legacy
EQ/GAMCO Small Company Value .............. MONY Corporate Sponsored Variable Universal Life
EQ/GAMCO Small Company Value .............. MONY Variable Universal Life


                                                     Mortality
                                                         &
                                                      Expense   Unit Fair      Units
                 Fund Name                   Class     Ratio      Value     Outstanding
------------------------------------------- ------- ---------- ----------- ------------
EQ/AllianceBernstein Quality Bond .........    B        0.00%   $  146.64          25
EQ/AllainceBernstein Small Cap Growth .....    B        0.00%   $  176.25          50
EQ/AllianceBernstein Value ................    B        0.00%   $  157.30         616
EQ/Ariel Apreciation II ...................    B        0.00%   $  115.56           2
EQ/Bond Index .............................    A        0.00%   $   15.06     201,483
EQ/Bond Index .............................    A        0.35%       13.86      24,652
EQ/Bond Index .............................    A        0.35%       13.77     140,914
EQ/Bond Index .............................    A        0.60%       33.90       3,014
EQ/Bond Index .............................    A        0.75%       16.92      80,990
EQ/Boston Advisors Equity Income ..........    B        0.00%   $  132.07          48
EQ/Boston Advisors Equity Income ..........    B        0.35%       15.95     121,979
EQ/Boston Advisors Equity Income ..........    B        0.35%       15.20      12,329
EQ/Boston Advisors Equity Income ..........    B        0.35%       15.37      77,047
EQ/Boston Advisors Equity Income ..........    B        0.35%       15.69     388,574
EQ/Boston Advisors Equity Income ..........    A        0.60%       11.67      54,314
EQ/Boston Advisors Equity Income ..........    B        0.75%       13.66     161,739
EQ/Calvert Socially Responsible ...........    B        0.00%   $   99.90           1
EQ/Calvert Socially Responsible ...........    A        0.00%        8.88       7,490
EQ/Calvert Socially Responsible ...........    B        0.35%       10.95      27,053
EQ/Calvert Socially Responsible ...........    B        0.35%       10.95          --
EQ/Calvert Socially Responsible ...........    A        0.35%        7.69      10,262
EQ/Calvert Socially Responsible ...........    A        0.35%        7.98     159,089
EQ/Calvert Socially Responsible ...........    A        0.75%        8.82      18,003
EQ/Capital Guardian Growth ................    B        0.00%   $   83.22         236
EQ/Capital Guardian International .........    B        0.00%   $  148.97          15
EQ/Capital Guardian Research ..............    B        0.00%   $  146.37           1
EQ/Capital Guardian Research ..............    A        0.60%       11.60     180,663
EQ/Capital Guardian U.S. Equity ...........    B        0.00%   $  139.41           4
EQ/Caywood-Scholl High Yield Bond .........    B        0.00%   $  113.26          20
EQ/Caywood-Scholl High Yield Bond .........    B        0.00%       17.72      38,774
EQ/Caywood-Scholl High Yield Bond .........    B        0.35%       15.71      50,234
EQ/Caywood-Scholl High Yield Bond .........    B        0.35%       15.79     278,979
EQ/Caywood-Scholl High Yield Bond .........    B        0.75%       22.06     292,047
EQ/Enterprise Moderate Allocation .........    B        0.00%   $   13.30      12,207
EQ/Enterprise Moderate Allocation .........    B        0.35%       12.63     189,769
EQ/Enterprise Moderate Allocation .........    B        0.35%       12.15       5,511
EQ/Enterprise Moderate Allocation .........    B        0.35%       11.51     174,874
EQ/Enterprise Moderate Allocation .........    B        0.35%       11.66   1,238,053
EQ/Enterprise Moderate Allocation .........    B        0.75%       24.20   3,290,923
EQ/Equity 500 Index .......................    B        0.00%   $  110.89         330
EQ/Evergreen International Bond ...........    B        0.00%   $  101.15          96
EQ/Evergreen Omega ........................    B        0.00%   $   97.08           1
EQ/FI Mid Cap .............................    B        0.00%   $  140.14         193
EQ/FI Mid Cap .............................    A        0.35%       16.56     159,369
EQ/FI Mid Cap .............................    A        0.35%       15.84      12,614
EQ/FI Mid Cap Value .......................    B        0.00%   $  200.16         162
EQ/GAMCO Mergers and Acquisitions .........    B        0.00%   $  118.92         167
EQ/GAMCO Small Company Value ..............    B        0.00%   $  140.78         147
EQ/GAMCO Small Company Value ..............    B        0.00%       30.90     174,904
EQ/GAMCO Small Company Value ..............    B        0.35%       19.22     429,647

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


               Fund Name                                     Option
-------------------------------------- --------------------------------------------------
EQ/GAMCO Small Company Value ......... Survivorship Variable Universal Life
EQ/GAMCO Small Company Value ......... MONY Custom Estate Master
EQ/GAMCO Small Company Value ......... MONY Custom Equity Master
EQ/GAMCO Small Company Value ......... MONY Equity Master
EQ/Government Securities ............. MONY Corporate Sponsored Variable Universal Life
EQ/Government Securities ............. MONY Variable Universal Life
EQ/Government Securities ............. Survivorship Variable Universal Life
EQ/Government Securities ............. MONY Custom Estate Master
EQ/Government Securities ............. MONY Custom Equity Master
EQ/Government Securities ............. MONY Equity Master
EQ/International Growth .............. Incentive Life Legacy
EQ/International Growth .............. MONY Corporate Sponsored Variable Universal Life
EQ/International Growth .............. MONY Custom Estate Master
EQ/International Growth .............. MONY Custom Equity Master
EQ/International Growth .............. MONY Equity Master
EQ/JPMorgan Core Bond ................ Incentive Life Legacy
EQ/JPMorgan Core Bond ................ MONY Corporate Sponsored Variable Universal Life
EQ/JPMorgan Core Bond ................ MONY Variable Universal Life
EQ/JPMorgan Core Bond ................ Survivorship Variable Universal Life
EQ/JPMorgan Core Bond ................ MONY Custom Estate Master
EQ/JPMorgan Core Bond ................ MONY Custom Equity Master
EQ/JPMorgan Value Opportunities ...... Incentive Life Legacy
EQ/Janus Large Cap Growth ............ Incentive Life Legacy
EQ/Legg Mason Value Equity ........... Incentive Life Legacy
EQ/Long Term Bond .................... Incentive Life Legacy
EQ/Long Term Bond .................... MONY Corporate Sponsored Variable Universal Life
EQ/Long Term Bond .................... MONY Variable Universal Life
EQ/Long Term Bond .................... Survivorship Variable Universal Life
EQ/Long Term Bond .................... MONY Custom Estate Master
EQ/Long Term Bond .................... MONY Custom Equity Master
EQ/Long Term Bond .................... MONY Strategist
EQ/Long Term Bond .................... MONY Equity Master
EQ/Lord Abbett Growth and Income ..... Incentive Life Legacy
EQ/Lord Abbett Growth and Income ..... MONY Variable Universal Life
EQ/Lord Abbett Growth and Income ..... Survivorship Variable Universal Life
EQ/Lord Abbett Growth and Income ..... MONY Custom Estate Master
EQ/Lord Abbett Growth and Income ..... MONY Custom Equity Master
EQ/Lord Abbett Large Cap Core ........ Incentive Life Legacy
EQ/Lord Abbett Mid Cap Value ......... Incentive Life Legacy
EQ/Lord Abbett Mid Cap Value ......... MONY Corporate Sponsored Variable Universal Life
EQ/Lord Abbett Mid Cap Value ......... MONY Variable Universal Life
EQ/Lord Abbett Mid Cap Value ......... Survivorship Variable Universal Life
EQ/Lord Abbett Mid Cap Value ......... MONY Custom Estate Master
EQ/Lord Abbett Mid Cap Value ......... MONY Custom Equity Master
EQ/Marsico Focus ..................... Incentive Life Legacy
EQ/Marsico Focus ..................... MONY Custom Estate Master
EQ/Marsico Focus ..................... MONY Custom Equity Master
EQ/Marsico Focus ..................... MONY Equity Master
EQ/Mercury Basic Value Equity ........ Incentive Life Legacy
EQ/Mercury International Value ....... Incentive Life Legacy
EQ/Mercury International Value ....... MONY Corporate Sponsored Variable Universal Life
EQ/MFS Emerging Growth Companies ..... Incentive Life Legacy


                                                Mortality
                                                    &
                                                 Expense   Unit Fair      Units
               Fund Name                Class     Ratio      Value     Outstanding
-------------------------------------- ------- ---------- ----------- ------------
EQ/GAMCO Small Company Value .........    B        0.35%   $  18.49       21,892
EQ/GAMCO Small Company Value .........    B        0.35%      24.08       78,192
EQ/GAMCO Small Company Value .........    B        0.35%      25.50      918,364
EQ/GAMCO Small Company Value .........    B        0.75%      46.68      938,110
EQ/Government Securities .............    A        0.00%   $  14.39      325,424
EQ/Government Securities .............    A        0.35%      11.26      200,649
EQ/Government Securities .............    A        0.35%      11.26        7,817
EQ/Government Securities .............    A        0.35%      13.24       27,571
EQ/Government Securities .............    A        0.35%      13.20      235,746
EQ/Government Securities .............    A        0.75%      15.93      108,398
EQ/International Growth ..............    B        0.00%   $ 145.78           71
EQ/International Growth ..............    B        0.00%      13.97       17,624
EQ/International Growth ..............    B        0.35%      12.68       57,061
EQ/International Growth ..............    B        0.35%      13.49      524,093
EQ/International Growth ..............    B        0.75%      20.17      671,756
EQ/JPMorgan Core Bond ................    B        0.00%   $ 124.29          200
EQ/JPMorgan Core Bond ................    A        0.00%      13.72      609,516
EQ/JPMorgan Core Bond ................    A        0.35%      14.14      268,365
EQ/JPMorgan Core Bond ................    A        0.35%      14.07       11,170
EQ/JPMorgan Core Bond ................    A        0.35%      13.51       18,876
EQ/JPMorgan Core Bond ................    A        0.35%      13.71      136,893
EQ/JPMorgan Value Opportunities ......    B        0.00%   $ 183.24           15
EQ/Janus Large Cap Growth ............    B        0.00%   $  69.36            7
EQ/Legg Mason Value Equity ...........    B        0.00%   $ 114.04           88
EQ/Long Term Bond ....................    B        0.00%   $ 102.73           95
EQ/Long Term Bond ....................    A        0.00%      16.95      102,441
EQ/Long Term Bond ....................    A        0.35%      13.19      112,091
EQ/Long Term Bond ....................    A        0.35%      13.36        3,799
EQ/Long Term Bond ....................    A        0.35%      15.36       50,422
EQ/Long Term Bond ....................    A        0.35%      14.93      256,112
EQ/Long Term Bond ....................    A        0.60%      49.27          930
EQ/Long Term Bond ....................    A        0.75%      21.56      111,837
EQ/Lord Abbett Growth and Income .....    B        0.00%   $ 125.34           22
EQ/Lord Abbett Growth and Income .....    A        0.35%      15.00      296,109
EQ/Lord Abbett Growth and Income .....    A        0.35%      14.11       11,076
EQ/Lord Abbett Growth and Income .....    A        0.35%      15.00       14,590
EQ/Lord Abbett Growth and Income .....    A        0.35%      14.92      172,569
EQ/Lord Abbett Large Cap Core ........    B        0.00%   $ 120.09           13
EQ/Lord Abbett Mid Cap Value .........    B        0.00%   $ 126.46            7
EQ/Lord Abbett Mid Cap Value .........    A        0.00%      16.50      498,480
EQ/Lord Abbett Mid Cap Value .........    A        0.35%      17.40      215,098
EQ/Lord Abbett Mid Cap Value .........    A        0.35%      15.59        4,693
EQ/Lord Abbett Mid Cap Value .........    A        0.35%      15.94       15,510
EQ/Lord Abbett Mid Cap Value .........    A        0.35%      15.94      203,645
EQ/Marsico Focus .....................    B        0.00%   $ 164.80          402
EQ/Marsico Focus .....................    B        0.35%      11.57       94,168
EQ/Marsico Focus .....................    B        0.35%      11.57      684,069
EQ/Marsico Focus .....................    B        0.75%      11.51      271,698
EQ/Mercury Basic Value Equity ........    B        0.00%   $ 275.76           50
EQ/Mercury International Value .......    B        0.00%   $ 171.47          354
EQ/Mercury International Value .......    A        0.00%      17.89      631,514
EQ/MFS Emerging Growth Companies .....    B        0.00%   $ 172.08           34

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                 Fund Name                                        Option
------------------------------------------- --------------------------------------------------
EQ/MFS Investors Trust .................... Incentive Life Legacy
EQ/Money Market ........................... Incentive Life Legacy
EQ/Money Market ........................... MONY Corporate Sponsored Variable Universal Life
EQ/Money Market ........................... MONY Variable Universal Life
EQ/Money Market ........................... Survivorship Variable Universal Life
EQ/Money Market ........................... MONY Custom Estate Master
EQ/Money Market ........................... MONY Custom Equity Master
EQ/Money Market ........................... MONY Strategist
EQ/Money Market ........................... MONY Equity Master
EQ/Montag & Caldwell Growth ............... Incentive Life Legacy
EQ/Montag & Caldwell Growth ............... MONY Corporate Sponsored Variable Universal Life
EQ/Montag & Caldwell Growth ............... MONY Variable Universal Life
EQ/Montag & Caldwell Growth ............... Survivorship Variable Universal Life
EQ/Montag & Caldwell Growth ............... MONY Custom Estate Master
EQ/Montag & Caldwell Growth ............... MONY Custom Equity Master
EQ/Montag & Caldwell Growth ............... MONY Equity Master
EQ/PIMCO Real Return ...................... Incentive Life Legacy
EQ/PIMCO Real Return ...................... MONY Corporate Sponsored Variable Universal Life
EQ/PIMCO Real Return ...................... MONY Variable Universal Life
EQ/PIMCO Real Return ...................... Survivorship Variable Universal Life
EQ/PIMCO Real Return ...................... MONY Custom Estate Master
EQ/PIMCO Real Return ...................... MONY Custom Equity Master
EQ/Short Duration Bond .................... Incentive Life Legacy
EQ/Short Duration Bond .................... MONY Corporate Sponsored Variable Universal Life
EQ/Short Duration Bond .................... MONY Variable Universal Life
EQ/Small Cap Value ........................ Incentive Life Legacy
EQ/Small Company Growth ................... Incentive Life Legacy
EQ/Small Company Growth ................... MONY Corporate Sponsored Variable Universal Life
EQ/Small Company Growth ................... MONY Variable Universal Life
EQ/Small Company Growth ................... Survivorship Variable Universal Life
EQ/Small Company Growth ................... MONY Custom Estate Master
EQ/Small Company Growth ................... MONY Custom Equity Master
EQ/Small Company Growth ................... MONY Equity Master
EQ/Small Company Index .................... Incentive Life Legacy
EQ/TCW Equity ............................. Incentive Life Legacy
EQ/TCW Equity ............................. MONY Corporate Sponsored Variable Universal Life
EQ/TCW Equity ............................. MONY Custom Estate Master
EQ/TCW Equity ............................. MONY Custom Equity Master
EQ/TCW Equity ............................. MONY Equity Master
EQ/UBS Growth and Income .................. Incentive Life Legacy
EQ/UBS Growth and Income .................. MONY Variable Universal Life
EQ/UBS Growth and Income .................. Survivorship Variable Universal Life
EQ/UBS Growth and Income .................. MONY Custom Estate Master
EQ/UBS Growth and Income .................. MONY Custom Equity Master
EQ/UBS Growth and Income .................. MONY Equity Master
EQ/Van Kampen Comstock .................... Incentive Life Legacy
EQ/Van Kampen Emerging Markets Equity ..... Incentive Life Legacy
EQ/Van Kampen Emerging Markets Equity ..... MONY Variable Universal Life
EQ/Van Kampen Emerging Markets Equity ..... Survivorship Variable Universal Life
EQ/Van Kampen Mid Cap Growth .............. Incentive Life Legacy
EQ/Wells Fargo Montgomery Small Cap ....... Incentive Life Legacy
Fidelity VIP Asset Manager ................ MONY Corporate Sponsored Variable Universal Life


                                                       Mortality
                                                           &
                                                        Expense   Unit Fair      Units
                 Fund Name                    Class      Ratio      Value     Outstanding
------------------------------------------- --------- ---------- ----------- ------------
EQ/MFS Investors Trust ....................     B         0.00%   $  112.28           6
EQ/Money Market ...........................     B         0.00%   $  122.98       4,275
EQ/Money Market ...........................     A         0.00%       10.59   3,799,075
EQ/Money Market ...........................     A         0.35%       10.54     254,669
EQ/Money Market ...........................     A         0.35%       10.54         284
EQ/Money Market ...........................     A         0.35%       10.54     129,419
EQ/Money Market ...........................     A         0.35%       10.54     577,839
EQ/Money Market ...........................     A         0.60%       10.51       3,800
EQ/Money Market ...........................     A         0.75%       10.48     310,451
EQ/Montag & Caldwell Growth ...............     B         0.00%   $  119.44           9
EQ/Montag & Caldwell Growth ...............     B         0.00%        8.83      80,201
EQ/Montag & Caldwell Growth ...............     B         0.35%       10.99     612,174
EQ/Montag & Caldwell Growth ...............     B         0.35%       10.75      21,432
EQ/Montag & Caldwell Growth ...............     B         0.35%       10.44     480,890
EQ/Montag & Caldwell Growth ...............     B         0.35%       10.73   3,567,174
EQ/Montag & Caldwell Growth ...............     B         0.75%        8.44     490,378
EQ/PIMCO Real Return ......................     B         0.00%   $  100.63          44
EQ/PIMCO Real Return ......................     B         0.00%       11.78     485,680
EQ/PIMCO Real Return ......................     B         0.35%       11.78     123,722
EQ/PIMCO Real Return ......................     B         0.35%       11.71       5,931
EQ/PIMCO Real Return ......................     B         0.35%       11.68       7,548
EQ/PIMCO Real Return ......................     B         0.35%       11.70      50,604
EQ/Short Duration Bond ....................     B         0.00%   $  104.68          63
EQ/Short Duration Bond ....................     A         0.00%       14.02     195,332
EQ/Short Duration Bond ....................     B         0.35%       10.61      16,024
EQ/Small Cap Value ........................     B         0.00%   $  229.95          16
EQ/Small Company Growth ...................     B         0.00%   $  136.14          23
EQ/Small Company Growth ...................     B         0.00%       13.21     190,953
EQ/Small Company Growth ...................     B         0.35%       12.96     244,435
EQ/Small Company Growth ...................     B         0.35%       12.89       3,484
EQ/Small Company Growth ...................     B         0.35%       18.61      59,732
EQ/Small Company Growth ...................     B         0.35%       19.13     474,673
EQ/Small Company Growth ...................     B         0.75%       12.18     122,815
EQ/Small Company Index ....................     B         0.00%   $  174.25         193
EQ/TCW Equity .............................     B         0.00%   $  111.34          19
EQ/TCW Equity .............................     B         0.00%       12.96     215,269
EQ/TCW Equity .............................     B         0.35%       10.61     153,981
EQ/TCW Equity .............................     B         0.35%       10.72   1,197,551
EQ/TCW Equity .............................     B         0.75%       22.44   1,584,654
EQ/UBS Growth and Income ..................     B         0.00%   $  136.33          15
EQ/UBS Growth and Income ..................     B         0.35%       14.21     177,571
EQ/UBS Growth and Income ..................     B         0.35%       13.43       8,696
EQ/UBS Growth and Income ..................     B         0.35%       13.68     158,717
EQ/UBS Growth and Income ..................     B         0.35%       13.90   1,024,003
EQ/UBS Growth and Income ..................     B         0.75%       11.06     302,665
EQ/Van Kampen Comstock ....................     B         0.00%   $  121.96          56
EQ/Van Kampen Emerging Markets Equity .....     B         0.00%   $  214.07         352
EQ/Van Kampen Emerging Markets Equity .....     A         0.35%       29.51      37,988
EQ/Van Kampen Emerging Markets Equity .....     A         0.35%       27.78       5,335
EQ/Van Kampen Mid Cap Growth ..............     B         0.00%   $  136.41          11
EQ/Wells Fargo Montgomery Small Cap .......     B         0.00%   $  146.10         131
Fidelity VIP Asset Manager ................  Initial      0.00%   $   11.89      12,798

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                  Fund Name                                         Option
--------------------------------------------- --------------------------------------------------
Fidelity VIP Contrafund(R) .................. MONY Corporate Sponsored Variable Universal Life
Fidelity VIP Contrafund(R) .................. MONY Custom Estate Master
Fidelity VIP Contrafund(R) .................. MONY Custom Equity Master
Fidelity VIP Contrafund(R) .................. MONY Equity Master
Fidelity VIP Growth ......................... MONY Corporate Sponsored Variable Universal Life
Fidelity VIP Growth ......................... MONY Custom Estate Master
Fidelity VIP Growth ......................... MONY Custom Equity Master
Fidelity VIP Growth ......................... MONY Equity Master
Fidelity VIP Growth and Income .............. MONY Corporate Sponsored Variable Universal Life
Fidelity VIP Growth Opportunities ........... MONY Corporate Sponsored Variable Universal Life
Fidelity VIP Growth Opportunities ........... MONY Custom Estate Master
Fidelity VIP Growth Opportunities ........... MONY Custom Equity Master
Fidelity VIP Growth Opportunities ........... MONY Equity Master
Franklin Income Securities .................. MONY Variable Universal Life
Franklin Rising Dividends Securities ........ MONY Variable Universal Life
Franklin Zero Coupon 2010 ................... MONY Variable Universal Life
Janus Aspen Series Balanced ................. MONY Custom Estate Master
Janus Aspen Series Balanced ................. MONY Custom Equity Master
Janus Aspen Series Balanced ................. MONY Equity Master
Janus Aspen Series Flexible Bond ............ MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Flexible Bond ............ MONY Variable Universal Life
Janus Aspen Series Flexible Bond ............ Survivorship Variable Universal Life
Janus Aspen Series Forty .................... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Forty .................... MONY Variable Universal Life
Janus Aspen Series Forty .................... Survivorship Variable Universal Life
Janus Aspen Series Forty .................... MONY Custom Estate Master
Janus Aspen Series Forty .................... MONY Custom Equity Master
Janus Aspen Series Forty .................... MONY Equity Master
Janus Aspen Series International Growth ..... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series International Growth ..... MONY Variable Universal Life
Janus Aspen Series International Growth ..... Survivorship Variable Universal Life
Janus Aspen Series Mid Cap Growth ........... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Mid Cap Growth ........... MONY Custom Estate Master
Janus Aspen Series Mid Cap Growth ........... MONY Custom Equity Master
Janus Aspen Series Mid Cap Growth ........... MONY Equity Master
Janus Aspen Series Mid Cap Value ............ MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Worldwide Growth ......... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Worldwide Growth ......... MONY Custom Estate Master
Janus Aspen Series Worldwide Growth ......... MONY Custom Equity Master
Janus Aspen Series Worldwide Growth ......... MONY Equity Master
MFS(R) Mid Cap Growth ....................... MONY Variable Universal Life
MFS(R) Mid Cap Growth ....................... Survivorship Variable Universal Life
MFS(R) New Discovery ........................ MONY Corporate Sponsored Variable Universal Life
MFS(R) New Discovery ........................ MONY Variable Universal Life
MFS(R) New Discovery ........................ Survivorship Variable Universal Life
MFS(R) Total Return ......................... MONY Corporate Sponsored Variable Universal Life
MFS(R) Total Return ......................... MONY Variable Universal Life
MFS(R) Total Return ......................... Survivorship Variable Universal Life
MFS(R) Utilities ............................ MONY Corporate Sponsored Variable Universal Life
MFS(R) Utilities ............................ MONY Variable Universal Life
MFS(R) Utilities ............................ Survivorship Variable Universal Life


                                                               Mortality
                                                                   &
                                                                Expense   Unit Fair      Units
                  Fund Name                        Class         Ratio      Value     Outstanding
--------------------------------------------- --------------- ---------- ----------- ------------
Fidelity VIP Contrafund(R) ..................    Initial          0.00%   $  15.27    1,158,887
Fidelity VIP Contrafund(R) ..................    Service          0.35%      14.79       47,532
Fidelity VIP Contrafund(R) ..................    Service          0.35%      15.90      648,769
Fidelity VIP Contrafund(R) ..................    Service          0.75%      13.82      473,580
Fidelity VIP Growth .........................    Initial          0.00%   $   9.32      389,704
Fidelity VIP Growth .........................    Service          0.35%       8.58       62,922
Fidelity VIP Growth .........................    Service          0.35%       8.80      724,782
Fidelity VIP Growth .........................    Service          0.75%       7.21      324,140
Fidelity VIP Growth and Income ..............    Initial          0.00%   $  11.73       97,655
Fidelity VIP Growth Opportunities ...........    Initial          0.00%   $   8.85       38,945
Fidelity VIP Growth Opportunities ...........    Service          0.35%       8.87       10,356
Fidelity VIP Growth Opportunities ...........    Service          0.35%       8.70      160,028
Fidelity VIP Growth Opportunities ...........    Service          0.75%      10.96       10,872
Franklin Income Securities ..................       2             0.35%   $  15.24       91,299
Franklin Rising Dividends Securities ........       2             0.35%   $  15.09       40,481
Franklin Zero Coupon 2010 ...................       2             0.35%   $  10.98        9,020
Janus Aspen Series Balanced ................. Institutional       0.35%   $  13.14       70,505
Janus Aspen Series Balanced ................. Institutional       0.35%      13.38      484,922
Janus Aspen Series Balanced ................. Institutional       0.75%      12.96       90,355
Janus Aspen Series Flexible Bond ............ Institutional       0.00%   $  14.88      511,917
Janus Aspen Series Flexible Bond ............    Service          0.35%      12.49       76,364
Janus Aspen Series Flexible Bond ............    Service          0.35%      12.48        2,686
Janus Aspen Series Forty .................... Institutional       0.00%   $   9.43      944,072
Janus Aspen Series Forty ....................    Service          0.35%      15.19      112,671
Janus Aspen Series Forty ....................    Service          0.35%      15.31        5,316
Janus Aspen Series Forty .................... Institutional       0.35%      11.58       66,036
Janus Aspen Series Forty .................... Institutional       0.35%      12.22      540,206
Janus Aspen Series Forty .................... Institutional       0.75%       9.06      459,629
Janus Aspen Series International Growth ..... Institutional       0.00%   $  18.23      438,793
Janus Aspen Series International Growth .....    Service          0.35%      24.40      203,094
Janus Aspen Series International Growth .....    Service          0.35%      24.33        9,678
Janus Aspen Series Mid Cap Growth ........... Institutional       0.00%   $   6.98      626,635
Janus Aspen Series Mid Cap Growth ........... Institutional       0.35%       6.98      105,277
Janus Aspen Series Mid Cap Growth ........... Institutional       0.35%       8.43    1,244,627
Janus Aspen Series Mid Cap Growth ........... Institutional       0.75%      11.35      107,124
Janus Aspen Series Mid Cap Value ............    Service          0.00%   $  14.93      153,489
Janus Aspen Series Worldwide Growth ......... Institutional       0.00%   $   9.13      128,763
Janus Aspen Series Worldwide Growth ......... Institutional       0.35%       8.93      100,915
Janus Aspen Series Worldwide Growth ......... Institutional       0.35%      10.14      935,104
Janus Aspen Series Worldwide Growth ......... Institutional       0.75%       7.22      575,953
MFS(R) Mid Cap Growth .......................    Initial          0.35%   $  10.65      107,268
MFS(R) Mid Cap Growth .......................    Initial          0.35%      10.57        4,739
MFS(R) New Discovery ........................    Initial          0.00%   $  13.54       35,232
MFS(R) New Discovery ........................    Initial          0.35%      12.48       42,367
MFS(R) New Discovery ........................    Initial          0.35%      12.45        2,588
MFS(R) Total Return .........................    Initial          0.00%   $  14.02      174,322
MFS(R) Total Return .........................    Initial          0.35%      14.13      182,683
MFS(R) Total Return .........................    Initial          0.35%      13.81        6,350
MFS(R) Utilities ............................    Initial          0.00%   $  24.77       27,520
MFS(R) Utilities ............................    Initial          0.35%      23.31       49,503
MFS(R) Utilities ............................    Initial          0.35%      22.34        3,505

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2006

                   Fund Name                                          Option
----------------------------------------------- --------------------------------------------------
Morgan Stanley UIF Core Plus Fixed Income ..... MONY Corporate Sponsored Variable Universal Life
Morgan Stanley UIF Emerging Markets Debt ...... MONY Corporate Sponsored Variable Universal Life
Morgan Stanley UIF Equity Growth .............. MONY Corporate Sponsored Variable Universal Life
Morgan Stanley UIF Global Value Equity ........ MONY Corporate Sponsored Variable Universal Life
Morgan Stanley UIF Real Estate ................ MONY Corporate Sponsored Variable Universal Life
Morgan Stanley UIF Value ...................... MONY Corporate Sponsored Variable Universal Life
Old Mutual Select Value ....................... MONY Variable Universal Life
Old Mutual Select Value ....................... Survivorship Variable Universal Life
Oppenheimer Global Securities ................. MONY Variable Universal Life
Oppenheimer Main Street(R) .................... MONY Variable Universal Life
PIMCO Global Bond (Unhedged) .................. MONY Variable Universal Life
PIMCO Global Bond (Unhedged) .................. Survivorship Variable Universal Life
PIMCO Global Bond (Unhedged) .................. MONY Custom Estate Master
PIMCO Global Bond (Unhedged) .................. MONY Custom Equity Master
PIMCO StocksPLUS Growth and Income ............ MONY Variable Universal Life
PIMCO StocksPLUS Growth and Income ............ Survivorship Variable Universal Life
T. Rowe Price Equity Income ................... MONY Corporate Sponsored Variable Universal Life
T. Rowe Price New America Growth .............. MONY Corporate Sponsored Variable Universal Life
T. Rowe Price Personal Strategy Balanced ...... MONY Corporate Sponsored Variable Universal Life
Van Eck Worldwide Bond ........................ MONY Corporate Sponsored Variable Universal Life
Van Eck Worldwide Emerging Markets ............ MONY Corporate Sponsored Variable Universal Life
Van Eck Worldwide Hard Assets ................. MONY Corporate Sponsored Variable Universal Life
Van Kampen UIF Global Value Equity ............ MONY Variable Universal Life
Van Kampen UIF Global Value Equity ............ Survivorship Variable Universal Life
Van Kampen UIF U.S. Real Estate ............... MONY Variable Universal Life
Van Kampen UIF U.S. Real Estate ............... Survivorship Variable Universal Life
Van Kampen UIF U.S. Real Estate ............... MONY Custom Estate Master
Van Kampen UIF U.S. Real Estate ............... MONY Custom Equity Master


                                                                  Mortality
                                                                      &
                                                                   Expense   Unit Fair      Units
                   Fund Name                          Class         Ratio      Value     Outstanding
----------------------------------------------- ---------------- ---------- ----------- ------------
Morgan Stanley UIF Core Plus Fixed Income .....    I                 0.00%   $  15.45      941,192
Morgan Stanley UIF Emerging Markets Debt ......    I                 0.00%   $  18.05       25,575
Morgan Stanley UIF Equity Growth ..............    I                 0.00%   $   9.40       13,390
Morgan Stanley UIF Global Value Equity ........    I                 0.00%   $  14.86       72,515
Morgan Stanley UIF Real Estate ................    I                 0.00%   $  27.71       81,106
Morgan Stanley UIF Value ......................    I                 0.00%   $  18.52      712,711
Old Mutual Select Value ....................... Insurance            0.35%   $  12.61       91,871
Old Mutual Select Value ....................... Insurance            0.35%   $  12.26        3,552
Oppenheimer Global Securities .................  Service             0.35%   $  20.01       94,092
Oppenheimer Main Street(R) ....................  Service             0.35%   $  14.98       44,174
PIMCO Global Bond (Unhedged) .................. Administrative       0.35%   $  14.60      112,558
PIMCO Global Bond (Unhedged) .................. Administrative       0.35%      14.65        5,155
PIMCO Global Bond (Unhedged) .................. Administrative       0.35%      13.35        4,997
PIMCO Global Bond (Unhedged) .................. Administrative       0.35%      14.08       50,404
PIMCO StocksPLUS Growth and Income ............ Administrative       0.35%   $  14.24      306,605
PIMCO StocksPLUS Growth and Income ............ Administrative       0.35%   $  14.47        4,539
T. Rowe Price Equity Income ...................        *             0.00%   $  18.75    1,429,156
T. Rowe Price New America Growth ..............        *             0.00%   $  12.04      607,069
T. Rowe Price Personal Strategy Balanced ......        *             0.00%   $  17.95      152,960
Van Eck Worldwide Bond ........................     Initial          0.00%   $  16.04       18,401
Van Eck Worldwide Emerging Markets ............     Initial          0.00%   $  18.40      268,288
Van Eck Worldwide Hard Assets .................     Initial          0.00%   $  32.91       43,644
Van Kampen UIF Global Value Equity ............        I             0.35%   $  15.71       39,858
Van Kampen UIF Global Value Equity ............        I             0.35%      17.92          885
Van Kampen UIF U.S. Real Estate ...............        I             0.35%   $  29.78      158,728
Van Kampen UIF U.S. Real Estate ...............        I             0.35%      27.75        7,198
Van Kampen UIF U.S. Real Estate ...............        I             0.35%      27.06        6,117
Van Kampen UIF U.S. Real Estate ...............        I             0.35%      27.32      102,058

----------
* The fund does not specify a share class.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                                             AIM V.I.
                                                          AIM V.I.         AIM V.I.           Global
                                                        Basic Value   Financial Services   Health Care
                                                       ------------- -------------------- -------------
Income:
 Dividend income .....................................   $  2,950          $  5,633        $       --
Expenses:
 Mortality and expense risk charges ..................     (2,286)           (1,209)           (2,565)
                                                         --------          --------        ----------
Net investment income/(loss) .........................        664             4,424            (2,565)
                                                         --------          --------        ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....     48,418            19,628            43,888
 Realized gain distributions .........................     32,616             2,176                --
                                                         --------          --------        ----------
Realized gain/(loss) .................................     81,034            21,804            43,888
                                                         --------          --------        ----------
Change in unrealized appreciation
 (depreciation) ......................................       (571)           25,606           (11,258)
                                                         --------          --------        ----------
Net increase/(decrease) in net assets
 resulting from operations ...........................   $ 81,127          $ 51,834        $   30,065
                                                         ========          ========        ==========


                                                          AIM V.I.                                  Alger American
                                                          Mid Cap      AIM V.I.    Alger American       MidCap
                                                        Core Equity   Technology      Balanced          Growth
                                                       ------------- ------------ ---------------- ----------------
Income:
 Dividend income .....................................  $    3,534     $    --      $    57,519      $        --
Expenses:
 Mortality and expense risk charges ..................      (1,250)       (655)         (14,207)         (34,099)
                                                        ----------     -------      -----------      -----------
Net investment income/(loss) .........................       2,284        (655)          43,312          (34,099)
                                                        ----------     -------      -----------      -----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....      10,093       8,002          132,844          660,716
 Realized gain distributions .........................      37,654          --          194,000        1,242,978
                                                        ----------     -------      -----------      -----------
Realized gain/(loss) .................................      47,747       8,002          326,844        1,903,694
                                                        ----------     -------      -----------      -----------
Change in unrealized appreciation
 (depreciation) ......................................     (13,440)      2,675         (224,842)        (945,519)
                                                        ----------     -------      -----------      -----------
Net increase/(decrease) in net assets
 resulting from operations ...........................  $   36,591     $10,022      $   145,314      $   924,076
                                                        ==========     =======      ===========      ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                        AXA Aggressive   AXA Conservative   AXA Conservative-Plus
                                                        Allocation (a)    Allocation (a)        Allocation (a)
                                                       ---------------- ------------------ -----------------------
Income:
 Dividend income .....................................      $4,249             $ 2                 $   235
Expenses:
 Mortality and expense risk charges ..................          --              --                      --
                                                            ------             ---                 -------
Net investment income/(loss) .........................       4,249               2                     235
                                                            ------             ---                 -------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....         206              --                      49
 Realized gain distributions .........................          --              --                      --
                                                            ------             ---                 -------
Realized gain/(loss) .................................         206              --                      49
                                                            ------             ---                 -------
Change in unrealized appreciation
 (depreciation) ......................................         339                (2)                 (204)
                                                            ------             ------              -------
Net increase/(decrease) in net assets
 resulting from operations ...........................      $4,794             $--                 $    80
                                                            ======             =====               =======


                                                         AXA Moderate    AXA Moderate-Plus      AXA Premier VIP
                                                        Allocation (a)     Allocation (a)    Aggressive Equity (a)
                                                       ---------------- ------------------- -----------------------
Income:
 Dividend income .....................................    $   4,929          $ 11,591                 $ --
Expenses:
 Mortality and expense risk charges ..................           --                --                   --
                                                          ---------          --------                 ----
Net investment income/(loss) .........................        4,929            11,591                   --
                                                          ---------          --------                 ----
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....           40             1,083                    8
 Realized gain distributions .........................           --                --                   --
                                                          ---------          --------                 ----
Realized gain/(loss) .................................           40             1,083                    8
                                                          ---------          --------                 ----
Change in unrealized appreciation
 (depreciation) ......................................       (2,732)           (6,618)                 293
                                                          ---------          --------                 ----
Net increase/(decrease) in net assets
 resulting from operations ...........................    $   2,237          $  6,056                 $301
                                                          =========          ========                 ====


                                                        AXA Premier VIP
                                                         Core Bond (a)
                                                       -----------------
Income:
 Dividend income .....................................       $  34
Expenses:
 Mortality and expense risk charges ..................          --
                                                             -----
Net investment income/(loss) .........................          34
                                                             -----
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....          --
 Realized gain distributions .........................          --
                                                             -----
Realized gain/(loss) .................................          --
                                                             -----
Change in unrealized appreciation
 (depreciation) ......................................         (93)
                                                             -----
Net increase/(decrease) in net assets
 resulting from operations ...........................       $ (59)
                                                             =====

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                                            AXA Premier VIP
                                                        AXA Premier VIP   AXA Premier VIP    International
                                                        Health Care (a)    High Yield (a)     Equity (a)
                                                       ----------------- ----------------- ----------------
Income:
 Dividend income .....................................       $  --          $   98,925          $  19
Expenses:
 Mortality and expense risk charges ..................          --                (737)            --
                                                             -----          ----------          -----
Net investment income/(loss) .........................          --              98,188             19
                                                             -----          ----------          -----
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....          --               3,598              3
 Realized gain distributions .........................          27                  --            173
                                                             -----          ----------          -----
Realized gain/(loss) .................................          27               3,598            176
                                                             -----          ----------          -----
Change in unrealized appreciation
 (depreciation) ......................................         (29)            (78,006)           (59)
                                                             -----          ----------          -----
Net increase/(decrease) in net assets
 resulting from operations ...........................       $  (2)         $   23,780          $ 136
                                                             =====          ==========          =====


                                                        AXA Premier VIP   AXA Premier VIP   AXA Premier VIP   AXA Premier VIP
                                                           Large Cap         Large Cap         Large Cap          Mid Cap
                                                        Core Equity (a)      Growth (a)        Value (a)         Growth (a)
                                                       ----------------- ----------------- ----------------- -----------------
Income:
 Dividend income .....................................      $    8            $   --            $   107           $    --
Expenses:
 Mortality and expense risk charges ..................          --                --                 --                --
                                                            ------            ------            -------           -------
Net investment income/(loss) .........................           8                --                107                --
                                                            ------            ------            -------           -------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....           2                 1                  2                 2
 Realized gain distributions .........................          40               240                487               188
                                                            ------            ------            -------           -------
Realized gain/(loss) .................................          42               241                489               190
                                                            ------            ------            -------           -------
Change in unrealized appreciation
 (depreciation) ......................................         (43)             (288)              (389)             (198)
                                                            ------            ------            -------           -------
Net increase/(decrease) in net assets
 resulting from operations ...........................      $    7            $  (47)           $   207           $    (8)
                                                            ======            ======            =======           =======

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                                               Dreyfus IP
                                                         AXA Premier VIP    AXA Premier VIP    Small Cap
                                                        Mid Cap Value (a)    Technology (a)   Stock Index
                                                       ------------------- ----------------- -------------
Income:
 Dividend income .....................................       $   --               $--         $    25,513
Expenses:
 Mortality and expense risk charges ..................           --                --             (17,722)
                                                             ------               ---         -----------
Net investment income/(loss) .........................           --                --               7,791
                                                             ------               ---         -----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....           --                12             822,575
 Realized gain distributions .........................          234                --             144,695
                                                             ------               ---         -----------
Realized gain/(loss) .................................          234                12             967,270
                                                             ------               ---         -----------
Change in unrealized appreciation
 (depreciation) ......................................         (298)               30            (152,062)
                                                             ------               ---         -----------
Net increase/(decrease) in net assets
 resulting from operations ...........................       $  (64)              $42         $   822,999
                                                             ======               ===         ===========


                                                                                           Dreyfus VIF
                                                          Dreyfus Stock     Dreyfus VIF   Small Company   EQ/AllianceBernstein
                                                        Index Fund, Inc.   Appreciation       Stock         Common Stock (a)
                                                       ------------------ -------------- --------------- ---------------------
Income:
 Dividend income .....................................    $ 1,215,705        $ 14,483      $        --            $339
Expenses:
 Mortality and expense risk charges ..................       (368,299)         (6,637)         (12,254)             --
                                                          -----------        --------      -----------            ----
Net investment income/(loss) .........................        847,406           7,846          (12,254)            339
                                                          -----------        --------      -----------            ----
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....        763,138          34,666          128,591              63
 Realized gain distributions .........................             --              --          357,783              --
                                                          -----------        --------      -----------            ----
Realized gain/(loss) .................................        763,138          34,666          486,374              63
                                                          -----------        --------      -----------            ----
Change in unrealized appreciation
 (depreciation) ......................................      8,459,813          96,745         (158,780)             73
                                                          -----------        --------      -----------            ----
Net increase/(decrease) in net assets
 resulting from operations ...........................    $10,070,357        $139,257      $   315,340            $475
                                                          ===========        ========      ===========            ====

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                        EQ/AllianceBernstein
                                                             Growth and       EQ/AllianceBernstein
                                                             Income (a)         International (a)
                                                       --------------------- ----------------------
Income:
 Dividend income .....................................        $   116             $    81,432
Expenses:
 Mortality and expense risk charges ..................             --                  (3,859)
                                                              -------             -----------
Net investment income/(loss) .........................            116                  77,573
                                                              -------             -----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....            (28)                 33,596
 Realized gain distributions .........................            495                 439,800
                                                              -------             -----------
Realized gain/(loss) .................................            467                 473,396
                                                              -------             -----------
Change in unrealized appreciation
 (depreciation) ......................................           (268)               (168,899)
                                                              -------             -----------
Net increase/(decrease) in net assets
 resulting from operations ...........................        $   315             $   382,070
                                                              =======             ===========


                                                        EQ/AllianceBernstein                          EQ/AllianceBernstein
                                                              Large Cap        EQ/AllianceBernstein         Small Cap
                                                             Growth (a)          Quality Bond (a)          Growth (a)
                                                       ---------------------- ---------------------- ----------------------
Income:
 Dividend income .....................................           $--                  $   9                 $    --
Expenses:
 Mortality and expense risk charges ..................            --                     --                      --
                                                                 ---                  -----                 -------
Net investment income/(loss) .........................            --                      9                      --
                                                                 ---                  -----                 -------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....             1                     --                       6
 Realized gain distributions .........................            --                     --                     528
                                                                 ---                  -----                 -------
Realized gain/(loss) .................................             1                     --                     534
                                                                 ---                  -----                 -------
Change in unrealized appreciation
 (depreciation) ......................................            12                    (15)                   (364)
                                                                 ---                  -----                 -------
Net increase/(decrease) in net assets
 resulting from operations ...........................           $13                  $  (6)                $   170
                                                                 ===                  =====                 =======


                                                        EQ/AllianceBernstein        EQ/Ariel
                                                              Value (a)        Appreciation II (a)
                                                       ---------------------- --------------------
Income:
 Dividend income .....................................       $     844                 $ 1
Expenses:
 Mortality and expense risk charges ..................              --                  --
                                                             ---------                 ---
Net investment income/(loss) .........................             844                   1
                                                             ---------                 ---
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....              16                  --
 Realized gain distributions .........................           2,993                   1
                                                             ---------                 ---
Realized gain/(loss) .................................           3,009                   1
                                                             ---------                 ---
Change in unrealized appreciation
 (depreciation) ......................................          (2,675)                  2
                                                             ---------                 ---
Net increase/(decrease) in net assets
 resulting from operations ...........................       $   1,178                 $ 4
                                                             =========                 ===

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                        EQ/Boston      EQ/Calvert
                                                          EQ/Bond        Advisors       Socially
                                                           Index      Equity Income   Responsible
                                                       ------------- --------------- -------------
Income:
 Dividend income .....................................  $   312,209    $  202,487      $     --
Expenses:
 Mortality and expense risk charges ..................      (39,390)      (48,478)       (1,922)
                                                        -----------    ----------      --------
Net investment income/(loss) .........................      272,819       154,009        (1,922)
                                                        -----------    ----------      --------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....     (198,286)      301,850         3,153
 Realized gain distributions .........................        4,310       539,329        14,192
                                                        -----------    ----------      --------
Realized gain/(loss) .................................     (193,976)      841,179        17,345
                                                        -----------    ----------      --------
Change in unrealized appreciation
 (depreciation) ......................................      149,340       623,786        40,306
                                                        -----------    ----------      --------
Net increase/(decrease) in net assets
 resulting from operations ...........................  $   228,183    $1,618,974      $ 55,729
                                                        ===========    ==========      ========


                                                        EQ/Capital       EQ/Capital      EQ/Capital     EQ/Capital
                                                         Guardian         Guardian        Guardian       Guardian
                                                        Growth (a)   International (a)    Research    U.S. Equity (a)
                                                       ------------ ------------------- ------------ ----------------
Income:
 Dividend income .....................................    $    7          $   13         $  16,780        $   3
Expenses:
 Mortality and expense risk charges ..................        --              --           (12,098)          --
                                                          ------          ------         ---------        -----
Net investment income/(loss) .........................         7              13             4,682            3
                                                          ------          ------         ---------        -----
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....         1              --           (30,454)          (2)
 Realized gain distributions .........................        --              72                --           24
                                                          ------          ------         ---------        -------
Realized gain/(loss) .................................         1              72           (30,454)          22
                                                          ------          ------         ---------        -------
Change in unrealized appreciation
 (depreciation) ......................................      (143)            (37)          248,111          (23)
                                                          ------          ------         ---------        -------
Net increase/(decrease) in net assets
 resulting from operations ...........................    $ (135)         $   48         $ 222,339        $   2
                                                          ======          ======         =========        =======

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                        EQ/Caywood-Scholl  EQ/Enterprise
                                                           High Yield         Moderate     EQ/Equity 500
                                                              Bond           Allocation      Index (a)
                                                       ------------------ --------------- ---------------
Income:
 Dividend income .....................................     $ 700,780       $   2,712,029      $   165
Expenses:
 Mortality and expense risk charges ..................       (73,110)           (652,141)          --
                                                           ---------       -------------      -------
Net investment income/(loss) .........................       627,670           2,059,888          165
                                                           ---------       -------------      -------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....        22,269          (2,841,420)           2
 Realized gain distributions .........................            --                  --          367
                                                           ---------       -------------      -------
Realized gain/(loss) .................................        22,269          (2,841,420)         369
                                                           ---------       -------------      -------
Change in unrealized appreciation
 (depreciation) ......................................       259,830           9,559,244         (304)
                                                           ---------       -------------      -------
Net increase/(decrease) in net assets
 resulting from operations ...........................     $ 909,769       $   8,777,712      $   230
                                                           =========       =============      =======


                                                         EQ/Evergreen                                  EQ/FI
                                                        International   EQ/Evergreen      EQ/FI       Mid Cap
                                                           Bond (a)       Omega (a)    Mid Cap (a)   Value (a)
                                                       --------------- -------------- ------------- -----------
Income:
 Dividend income .....................................      $   4            $--        $   7,339    $      60
Expenses:
 Mortality and expense risk charges ..................         --             --           (1,514)          --
                                                            -----            ---        ---------    ---------
Net investment income/(loss) .........................          4             --            5,825           60
                                                            -----            ---        ---------    ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....          3             --           24,416          (22)
 Realized gain distributions .........................         12             --          127,251        1,933
                                                            -----            ---        ---------    ---------
Realized gain/(loss) .................................         15             --          151,667        1,911
                                                            -----            ---        ---------    ---------
Change in unrealized appreciation
 (depreciation) ......................................        (55)            --          (14,361)      (1,777)
                                                            -----            ---        ---------    ---------
Net increase/(decrease) in net assets
 resulting from operations ...........................      $ (36)           $--        $ 143,131    $     194
                                                            =====            ===        =========    =========

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                            EQ/GAMCO          EQ/GAMCO
                                                           Mergers and     Small Company   EQ/Government
                                                        Acquisitions (a)       Value         Securities
                                                       ------------------ --------------- ---------------
Income:
 Dividend income .....................................      $   335         $   666,215     $   541,494
Expenses:
 Mortality and expense risk charges ..................           --            (451,842)        (60,149)
                                                            -------         -----------     -----------
Net investment income/(loss) .........................          335             214,373         481,345
                                                            -------         -----------     -----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....            1           2,294,128        (259,426)
 Realized gain distributions .........................          502           4,069,099              --
                                                            -------         -----------     -----------
Realized gain/(loss) .................................          503           6,363,227        (259,426)
                                                            -------         -----------     -----------
Change in unrealized appreciation
 (depreciation) ......................................         (734)          6,612,967         131,901
                                                            -------         -----------     -----------
Net increase/(decrease) in net assets
 resulting from operations ...........................      $   104         $13,190,567     $   353,820
                                                            =======         ===========     ===========


                                                                                              EQ/JPMorgan      EQ/Janus
                                                        EQ/International    EQ/JPMorgan          Value         Large Cap
                                                             Growth        Core Bond (a)   Opportunities (a)    Growth
                                                       ------------------ --------------- ------------------- ----------
Income:
 Dividend income .....................................     $  150,971       $   651,574          $  39            $--
Expenses:
 Mortality and expense risk charges ..................       (115,298)           (7,213)            --             --
                                                           ----------       -----------          -----            ---
Net investment income/(loss) .........................         35,673           644,361             39             --
                                                           ----------       -----------          -----            ---
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....        (16,843)           (4,106)            --             --
 Realized gain distributions .........................             --                --            139             --
                                                           ----------       -----------          -----            ---
Realized gain/(loss) .................................        (16,843)           (4,106)           139             --
                                                           ----------       -----------          -----            ---
Change in unrealized appreciation
 (depreciation) ......................................      4,182,970          (504,684)           (57)             3
                                                           ----------       -----------          -----            ---
Net increase/(decrease) in net assets
 resulting from operations ...........................     $4,201,800       $   135,571          $ 121            $ 3
                                                           ==========       ===========          =====            ===

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                                         EQ/Lord Abbett
                                                          EQ/Legg Mason      EQ/Long       Growth and
                                                        Value Equity (a)    Term Bond      Income (a)
                                                       ------------------ ------------- ---------------
Income:
 Dividend income .....................................         $--         $   417,270     $ 57,228
Expenses:
 Mortality and expense risk charges ..................          --             (47,723)      (3,856)
                                                               ---         -----------     --------
Net investment income/(loss) .........................          --             369,547       53,372
                                                               ---         -----------     --------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....          --             (25,135)      97,909
 Realized gain distributions .........................           1                  --       45,456
                                                               ---         -----------     --------
Realized gain/(loss) .................................           1             (25,135)     143,365
                                                               ---         -----------     --------
Change in unrealized appreciation
 (depreciation) ......................................          16            (199,065)      75,089
                                                               ---         -----------     --------
Net increase/(decrease) in net assets
 resulting from operations ...........................         $17         $   145,347     $271,826
                                                               ===         ===========     ========


                                                        EQ/Lord Abbett   EQ/Lord Abbett                   EQ/Mercury
                                                           Large Cap         Mid Cap      EQ/Marsico        Basic
                                                           Core (a)         Value (a)        Focus     Value Equity (a)
                                                       ---------------- ---------------- ------------ -----------------
Income:
 Dividend income .....................................        $10           $ 96,510      $  19,099        $   118
Expenses:
 Mortality and expense risk charges ..................         --             (7,230)       (52,936)            --
                                                              ---           --------      ---------        -------
Net investment income/(loss) .........................         10             89,280        (33,837)           118
                                                              ---           --------      ---------        -------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....         --            104,360        336,048              2
 Realized gain distributions .........................          5             99,355        276,065            501
                                                              ---           --------      ---------        -------
Realized gain/(loss) .................................          5            203,715        612,113            503
                                                              ---           --------      ---------        -------
Change in unrealized appreciation
 (depreciation) ......................................          7            389,073        412,964           (342)
                                                              ---           --------      ---------        -------
Net increase/(decrease) in net assets
 resulting from operations ...........................        $22           $682,068      $ 991,240        $   279
                                                              ===           ========      =========        =======

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                          EQ/Mercury         EQ/MFS
                                                        International   Emerging Growth          EQ/MFS
                                                          Value (a)      Companies (a)    Investors Trust (a)
                                                       --------------- ----------------- ---------------------
Income:
 Dividend income .....................................   $   189,073         $  --               $  6
Expenses:
 Mortality and expense risk charges ..................        (4,980)           --                 --
                                                         -----------         -----               ----
Net investment income/(loss) .........................       184,093            --                  6
                                                         -----------         -----               ----
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....       352,114            --                 --
 Realized gain distributions .........................       556,027            --                 --
                                                         -----------         -----               ----
Realized gain/(loss) .................................       908,141            --                 --
                                                         -----------         -----               ----
Change in unrealized appreciation
 (depreciation) ......................................      (499,310)          (13)                  (3)
                                                         -----------         -----               -------
Net increase/(decrease) in net assets
 resulting from operations ...........................   $   592,924         $ (13)              $  3
                                                         ===========         =====               ======


                                                          EQ/Money      EQ/Montag &       EQ/PIMCO      EQ/Short
                                                           Market     Caldwell Growth   Real Return   Duration Bond
                                                       ------------- ----------------- ------------- --------------
Income:
 Dividend income .....................................  $1,857,807      $  104,562      $   296,052    $ 107,108
Expenses:
 Mortality and expense risk charges ..................    (216,269)       (206,530)         (47,686)      (1,839)
                                                        ----------      ----------      -----------    ---------
Net investment income/(loss) .........................   1,641,538        (101,968)         248,366      105,269
                                                        ----------      ----------      -----------    ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....          36         (68,497)        (272,925)        (353)
 Realized gain distributions .........................          --              --           49,809           --
                                                        ----------      ----------      -----------    ---------
Realized gain/(loss) .................................          36         (68,497)        (223,116)        (353)
                                                        ----------      ----------      -----------    ---------
Change in unrealized appreciation
 (depreciation) ......................................          25       4,103,444           25,927      (78,693)
                                                        ----------      ----------      -----------    ---------
Net increase/(decrease) in net assets
 resulting from operations ...........................  $1,641,599      $3,932,979      $    51,177    $  26,223
                                                        ==========      ==========      ===========    =========

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                         EQ/Small      EQ/Small           EQ/Small
                                                        Cap Value   Company Growth   Company Index (a)
                                                       ----------- ---------------- -------------------
Income:
 Dividend income .....................................   $     5      $       --         $     158
Expenses:
 Mortality and expense risk charges ..................        --         (72,457)               --
                                                         -------      ----------         ---------
Net investment income/(loss) .........................         5         (72,457)              158
                                                         -------      ----------         ---------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....        18         784,644                11
 Realized gain distributions .........................       264         218,673               968
                                                         -------      ----------         ---------
Realized gain/(loss) .................................       282       1,003,317               979
                                                         -------      ----------         ---------
Change in unrealized appreciation
 (depreciation) ......................................      (209)        640,538            (1,253)
                                                         -------      ----------         ---------
Net increase/(decrease) in net assets
 resulting from operations ...........................   $    78      $1,571,398         $    (116)
                                                         =======      ==========         =========


                                                                           EQ/UBS                        EQ/Van Kampen
                                                            EQ/TCW         Growth      EQ/Van Kampen        Emerging
                                                            Equity       and Income     Comstock (a)   Markets Equity (a)
                                                       --------------- -------------- --------------- -------------------
Income:
 Dividend income .....................................  $         --     $  160,061         $ 51           $  7,274
Expenses:
 Mortality and expense risk charges ..................      (340,440)       (85,909)          --               (650)
                                                        ------------     ----------         ----           --------
Net investment income/(loss) .........................      (340,440)        74,152           51              6,624
                                                        ------------     ----------         ----           --------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....      (687,717)       291,889           --             27,683
 Realized gain distributions .........................            --             --           34             86,485
                                                        ------------     ----------         ----           --------
Realized gain/(loss) .................................      (687,717)       291,889           34            114,168
                                                        ------------     ----------         ----           --------
Change in unrealized appreciation
 (depreciation) ......................................    (1,754,825)     2,353,013           21             16,146
                                                        ------------     ----------         ----           --------
Net increase/(decrease) in net assets
 resulting from operations ...........................  $ (2,782,982)    $2,719,054         $106           $136,938
                                                        ============     ==========         ====           ========

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                        EQ/Van Kampen  EQ/Wells Fargo
                                                           Mid Cap       Montgomery      Fidelity VIP
                                                         Growth (a)     Small Cap (a)   Asset Manager
                                                       -------------- ---------------- ---------------
Income:
 Dividend income .....................................      $ 1            $  --           $4,373
Expenses:
 Mortality and expense risk charges ..................       --               --             (642)
                                                            ---            -----           ------
Net investment income/(loss) .........................        1               --            3,731
                                                            ---            -----           ------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....        4               22            3,600
 Realized gain distributions .........................        3               38               --
                                                            ---            -----           ------
Realized gain/(loss) .................................        7               60            3,600
                                                            ---            -----           ------
Change in unrealized appreciation
 (depreciation) ......................................         (9)           (61)           2,545
                                                            ------         -----           ------
Net increase/(decrease) in net assets
 resulting from operations ...........................      $(1)           $  (1)          $9,876
                                                            =====          =====           ======


                                                                                       Fidelity VIP   Fidelity VIP
                                                         Fidelity VIP   Fidelity VIP      Growth         Growth
                                                        Contrafund(R)      Growth       and Income    Opportunities
                                                       --------------- -------------- -------------- --------------
Income:
 Dividend income .....................................  $     431,724    $  42,103       $ 10,245       $ 12,157
Expenses:
 Mortality and expense risk charges ..................       (150,530)     (63,530)        (4,811)        (7,516)
                                                        -------------    ---------       --------       --------
Net investment income/(loss) .........................        281,194      (21,427)         5,434          4,641
                                                        -------------    ---------       --------       --------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....      1,861,541       61,673         29,539         53,236
 Realized gain distributions .........................      2,916,649           --         28,627             --
                                                        -------------    ---------       --------       --------
Realized gain/(loss) .................................      4,778,190       61,673         58,166         53,236
                                                        -------------    ---------       --------       --------
Change in unrealized appreciation
 (depreciation) ......................................     (1,287,753)     744,987         72,099         29,920
                                                        -------------    ---------       --------       --------
Net increase/(decrease) in net assets
 resulting from operations ...........................  $   3,771,631    $ 785,233       $135,699       $ 87,797
                                                        =============    =========       ========       ========

-------
(a)   Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                                Franklin
                                                             Franklin       Rising Dividends       Franklin
                                                        Income Securities      Securities      Zero Coupon 2010
                                                       ------------------- ------------------ ------------------
Income:
 Dividend income .....................................      $ 43,384            $  5,842            $3,341
Expenses:
 Mortality and expense risk charges ..................        (4,216)             (1,835)             (314)
                                                            --------            --------            ------
Net investment income/(loss) .........................        39,168               4,007             3,027
                                                            --------            --------            ------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....        26,120              10,693              (636)
 Realized gain distributions .........................         5,803               2,765                --
                                                            --------            --------            ------
Realized gain/(loss) .................................        31,923              13,458              (636)
                                                            --------            --------            ------
Change in unrealized appreciation
 (depreciation) ......................................       129,898              61,419              (361)
                                                            --------            --------            ------
Net increase/(decrease) in net assets
 resulting from operations ...........................      $200,989            $ 78,884            $2,030
                                                            ========            ========            ======


                                                                           Janus Aspen                       Janus Aspen
                                                          Janus Aspen         Series       Janus Aspen          Series
                                                        Series Balanced   Flexible Bond   Series Forty   International Growth
                                                       ----------------- --------------- -------------- ---------------------
Income:
 Dividend income .....................................     $ 177,819       $   419,116     $   72,143        $  225,840
Expenses:
 Mortality and expense risk charges ..................       (32,917)          (24,483)       (89,456)          (37,545)
                                                           ---------       -----------     ----------        ----------
Net investment income/(loss) .........................       144,902           394,633        (17,313)          188,295
                                                           ---------       -----------     ----------        ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....       151,036          (130,608)       601,955         1,225,264
 Realized gain distributions .........................            --            18,092             --                --
                                                           ---------       -----------     ----------        ----------
Realized gain/(loss) .................................       151,036          (112,516)       601,955         1,225,264
                                                           ---------       -----------     ----------        ----------
Change in unrealized appreciation
 (depreciation) ......................................       509,185            54,309      1,229,364         2,908,863
                                                           ---------       -----------     ----------        ----------
Net increase/(decrease) in net assets
 resulting from operations ...........................     $ 805,123       $   336,426     $1,814,006        $4,322,422
                                                           =========       ===========     ==========        ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                          Janus Aspen      Janus Aspen       Janus Aspen
                                                        Series Mid Cap   Series Mid Cap        Series
                                                            Growth            Value       Worldwide Growth
                                                       ---------------- ---------------- ------------------
Income:
 Dividend income .....................................    $       --       $  21,992         $  256,330
Expenses:
 Mortality and expense risk charges ..................       (64,870)        (13,498)           (68,495)
                                                          ----------       ---------         ----------
Net investment income/(loss) .........................       (64,870)          8,494            187,835
                                                          ----------       ---------         ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....       947,389          94,492            (60,764)
 Realized gain distributions .........................            --          98,356                 --
                                                          ----------       ---------         ----------
Realized gain/(loss) .................................       947,389         192,848            (60,764)
                                                          ----------       ---------         ----------
Change in unrealized appreciation
 (depreciation) ......................................     1,173,422          89,784          2,298,053
                                                          ----------       ---------         ----------
Net increase/(decrease) in net assets
 resulting from operations ...........................    $2,055,941       $ 291,126         $2,425,124
                                                          ==========       =========         ==========


                                                            MFS(R)           MFS(R)         MFS(R)        MFS(R)
                                                        Mid Cap Growth   New Discovery   Total Return    Utilities
                                                       ---------------- --------------- -------------- ------------
Income:
 Dividend income .....................................    $       --       $     --       $  96,005      $ 31,110
Expenses:
 Mortality and expense risk charges ..................        (4,106)        (5,460)        (20,204)       (5,841)
                                                          ----------       --------       ---------      --------
Net investment income/(loss) .........................        (4,106)        (5,460)         75,801        25,269
                                                          ----------       --------       ---------      --------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....        83,660         99,418         112,765       151,882
 Realized gain distributions .........................        38,444         22,318         128,667        59,079
                                                          ----------       --------       ---------      --------
Realized gain/(loss) .................................       122,104        121,736         241,432       210,961
                                                          ----------       --------       ---------      --------
Change in unrealized appreciation
 (depreciation) ......................................       (93,403)        10,958         185,406       215,767
                                                          ----------       --------       ---------      --------
Net increase/(decrease) in net assets
 resulting from operations ...........................    $   24,595       $127,234       $ 502,639      $451,997
                                                          ==========       ========       =========      ========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                     Morgan Stanley UIF  Morgan Stanley UIF
                                                         Core Plus            Emerging        Morgan Stanley UIF
                                                        Fixed Income        Markets Debt         Equity Growth
                                                    ------------------- -------------------- --------------------
Income:
 Dividend income ..................................      $ 624,219            $ 43,066            $       --
Expenses:
 Mortality and expense risk charges ...............        (39,412)             (2,712)                 (924)
                                                         ---------            --------            ----------
Net investment income/(loss) ......................        584,807              40,354                  (924)
                                                         ---------            --------            ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ..        (99,614)             (7,198)               52,990
 Realized gain distributions ......................         82,948               9,355                    --
                                                         ---------            --------            ----------
Realized gain/(loss) ..............................        (16,666)              2,157                52,990
                                                         ---------            --------            ----------
Change in unrealized appreciation
 (depreciation) ...................................        (70,859)                893               (47,920)
                                                         ---------            --------            ----------
Net increase/(decrease) in net assets
 resulting from operations ........................      $ 497,282            $ 43,404            $    4,146
                                                         =========            ========            ==========


                                                     Morgan Stanley UIF    Old Mutual       Oppenheimer       Oppenheimer
                                                            Value         Select Value   Global Securities   Main Street(R)
                                                    -------------------- -------------- ------------------- ---------------
Income:
 Dividend income ..................................      $  224,644         $ 15,961         $ 12,804          $  5,405
Expenses:
 Mortality and expense risk charges ...............         (36,048)          (3,486)          (5,572)           (2,052)
                                                         ----------         --------         --------          --------
Net investment income/(loss) ......................         188,596           12,475            7,232             3,353
                                                         ----------         --------         --------          --------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ..          84,250           19,736           70,357             9,341
 Realized gain distributions ......................       1,324,117               --           79,310                --
                                                         ----------         --------         --------          --------
Realized gain/(loss) ..............................       1,408,367           19,736          149,667             9,341
                                                         ----------         --------         --------          --------
Change in unrealized appreciation
 (depreciation) ...................................         418,111          202,247           93,737            67,247
                                                         ----------         --------         --------          --------
Net increase/(decrease) in net assets
 resulting from operations ........................      $2,015,074         $234,458         $250,636          $ 79,941
                                                         ==========         ========         ========          ========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                          PIMCO StocksPLUS
                                                          PIMCO Global         Growth       T. Rowe Price
                                                        Bond (Unhedged)      and Income     Equity Income
                                                       ----------------- ----------------- ---------------
Income:
 Dividend income .....................................    $   76,312         $ 202,849       $  393,304
Expenses:
 Mortality and expense risk charges ..................        (8,056)          (13,906)         (90,153)
                                                          ----------         ---------       ----------
Net investment income/(loss) .........................        68,256           188,943          303,151
                                                          ----------         ---------       ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....       (15,410)          114,453        2,970,619
 Realized gain distributions .........................            --                --          707,562
                                                          ----------         ---------       ----------
Realized gain/(loss) .................................       (15,410)          114,453        3,678,181
                                                          ----------         ---------       ----------
Change in unrealized appreciation
 (depreciation) ......................................        42,794           245,560          459,036
                                                          ----------         ---------       ----------
Net increase/(decrease) in net assets
 resulting from operations ...........................    $   95,640         $ 548,956       $4,440,368
                                                          ==========         =========       ==========


                                                        T. Rowe Price     T. Rowe Price                          Van Eck
                                                         New America    Personal Strategy       Van Eck         Worldwide
                                                            Growth           Balanced       Worldwide Bond   Emerging Markets
                                                       --------------- ------------------- ---------------- -----------------
Income:
 Dividend income .....................................    $   3,358         $  49,197         $   47,032       $   25,952
Expenses:
 Mortality and expense risk charges ..................      (18,833)          (12,473)            (2,328)         (14,890)
                                                          ---------         ---------         ----------       ----------
Net investment income/(loss) .........................      (15,475)           36,724             44,704           11,062
                                                          ---------         ---------         ----------       ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....      120,689           142,635            (21,387)         593,888
 Realized gain distributions .........................       94,012            69,868                 --          408,601
                                                          ---------         ---------         ----------       ----------
Realized gain/(loss) .................................      214,701           212,503            (21,387)       1,002,489
                                                          ---------         ---------         ----------       ----------
Change in unrealized appreciation
 (depreciation) ......................................      256,209             7,282             13,529          512,797
                                                          ---------         ---------         ----------       ----------
Net increase/(decrease) in net assets
 resulting from operations ...........................    $ 455,435         $ 256,509         $   36,846       $1,526,348
                                                          =========         =========         ==========       ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                            Van Eck
                                                           Worldwide          Van Kampen UIF          Van Kampen UIF
                                                          Hard Assets     Global Value Equity +     U.S. Real Estate +
                                                         -------------   -----------------------   -------------------
Income:
 Dividend income .....................................    $    1,498            $ 23,500               $   95,695
Expenses:
 Mortality and expense risk charges ..................        (9,461)             (6,636)                 (32,322)
                                                          ----------            --------               ----------
Net investment income/(loss) .........................        (7,963)             16,864                   63,373
                                                          ----------            --------               ----------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .....       679,547             114,098                  645,078
 Realized gain distributions .........................       127,461              57,755                  574,519
                                                          ----------            --------               ----------
Realized gain/(loss) .................................       807,008             171,853                1,219,597
                                                          ----------            --------               ----------
Change in unrealized appreciation
 (depreciation) ......................................      (316,440)             94,639                1,432,963
                                                          ----------            --------               ----------
Net increase/(decrease) in net assets
 resulting from operations ...........................    $  482,605            $283,356               $2,715,933
                                                          ==========            ========               ==========

-------
+ Known as Morgan Stanley UIF ... with respect to MONY Corporate Sponsored Variable Universal Life.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                         AIM V.I.                     AIM V.I.
                                                       Basic Value               Financial Services
                                                --------------------------    -------------------------
                                                     2006         2005            2006         2005
                                                ------------- ------------    ------------ ------------
From operations:
 Net investment income/(loss) .................  $       664   $  (1,065)      $   4,424    $   3,230
 Net realized gain/(loss) .....................       81,034      11,509          21,804        8,828
 Net change in unrealized
  appreciation/(depreciation) .................         (571)     17,972          25,606        5,197
                                                 -----------   ---------       ---------    ---------
 Net increase/(decrease) in net assets from
  operations ..................................       81,127      28,416          51,834       17,255
                                                 -----------   ---------       ---------    ---------
Contract transactions:
 Payments received from contractowners ........      245,486     272,021          79,455      122,793
 Transfers between subaccounts, net ...........       71,088          20         (11,391)     (32,331)
 Transfers for contract benefits and
  terminations ................................     (144,605)    (90,580)        (76,201)     (61,303)
                                                 -----------   ---------       ---------    ---------
Net increase/(decrease) from contract
 transactions .................................      171,969     181,461          (8,137)      29,159
                                                 -----------   ---------       ---------    ---------
Net increase/(decrease) in net assets .........      253,096     209,877          43,697       46,414
Net assets beginning of period ................      536,574     326,697         321,238      274,824
                                                 -----------   ---------       ---------    ---------
Net assets end of period ......................  $   789,670   $ 536,574       $ 364,935    $ 321,238
                                                 ===========   =========       =========    =========
 Units issued during the period ...............       27,182      22,827           6,315       12,367
 Units redeemed during the period .............      (14,981)     (8,455)         (6,856)      (9,966)
                                                 -----------   ---------       ---------    ---------
 Net units issued/(redeemed)
  during the period ...........................       12,201      14,372            (541)       2,401
                                                 ===========   =========       =========    =========


                                                         AIM V.I.                    AIM V.I.
                                                    Global Health Care          Mid Cap Core Equity
                                                --------------------------   -------------------------
                                                     2006         2005           2006         2005
                                                ------------- ------------   ------------ ------------
From operations:
 Net investment income/(loss) .................  $    (2,565)  $  (2,169)     $   2,284    $     814
 Net realized gain/(loss) .....................       43,888      10,712         47,747       13,706
 Net change in unrealized
  appreciation/(depreciation) .................      (11,258)     40,997        (13,440)       5,702
                                                 -----------   ---------      ---------    ---------
 Net increase/(decrease) in net assets from
  operations ..................................       30,065      49,540         36,591       20,222
                                                 -----------   ---------      ---------    ---------
Contract transactions:
 Payments received from contractowners ........      150,915     161,970        145,934      206,490
 Transfers between subaccounts, net ...........       (3,117)      8,513        (74,632)      34,260
 Transfers for contract benefits and
  terminations ................................     (139,094)    (73,608)       (73,409)     (62,625)
                                                 -----------   ---------      ---------    ---------
Net increase/(decrease) from contract
 transactions .................................        8,704      96,875         (2,107)     178,125
                                                 -----------   ---------      ---------    ---------
Net increase/(decrease) in net assets .........       38,769     146,415         34,484      198,347
Net assets beginning of period ................      686,016     539,601        352,062      153,715
                                                 -----------   ---------      ---------    ---------
Net assets end of period ......................  $   724,785   $ 686,016      $ 386,546    $ 352,062
                                                 ===========   =========      =========    =========
 Units issued during the period ...............       23,861      21,615         11,362       19,354
 Units redeemed during the period .............      (23,309)    (13,154)       (11,608)      (5,697)
                                                 -----------   ---------      ---------    ---------
 Net units issued/(redeemed)
  during the period ...........................          552       8,461           (246)      13,657
                                                 ===========   =========      =========    =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        AIM V.I.                     Alger American
                                                       Technology                       Balanced
                                                -------------------------     -----------------------------
                                                    2006         2005              2006           2005
                                                ------------ ------------     -------------- --------------
From operations:
 Net investment income/(loss) .................  $    (655)   $    (526)        $   43,312     $   47,095
 Net realized gain/(loss) .....................      8,002        3,270            326,844         40,486
 Net change in unrealized
  appreciation/(depreciation) .................      2,675        5,303           (224,842)       225,290
                                                 ---------    ---------         ----------     ----------
 Net increase/(decrease) in net assets from
  operations ..................................     10,022        8,047            145,314        312,871
                                                 ---------    ---------         ----------     ----------
Contract transactions:
 Payments received from contractowners ........     48,213       42,396            774,566        890,249
 Transfers between subaccounts, net ...........    (20,237)      30,329           (707,115)       416,041
 Transfers for contract benefits and
  terminations ................................    (29,076)     (15,315)          (786,204)      (449,694)
                                                 ---------    ---------         ----------     ----------
Net increase/(decrease) from contract
 transactions .................................     (1,100)      57,410           (718,753)       856,596
                                                 ---------    ---------         ----------     ----------
Net increase/(decrease) in net assets .........      8,922       65,457           (573,439)     1,169,467
Net assets beginning of period ................    165,716      100,259          3,860,133      2,690,666
                                                 ---------    ---------         ----------     ----------
Net assets end of period ......................  $ 174,638    $ 165,716         $3,286,694     $3,860,133
                                                 =========    =========         ==========     ==========
 Units issued during the period ...............     13,211       13,183            167,381        193,201
 Units redeemed during the period .............    (13,557)      (7,505)          (223,417)      (117,309)
                                                 ---------    ---------         ----------     ----------
 Net units issued/(redeemed)
  during the period ...........................       (346)       5,678            (56,036)        75,892
                                                 =========    =========         ==========     ==========


                                                        Alger American             AXA Aggressive     AXA Conservative
                                                         MidCap Growth               Allocation          Allocation
                                                -------------------------------   ----------------   ------------------
                                                      2006            2005            2006 (t)            2006 (t)
                                                --------------- ---------------   ----------------   ------------------
From operations:
 Net investment income/(loss) .................  $     (34,099)  $     (40,528)      $   4,249             $  2
 Net realized gain/(loss) .....................      1,903,694         960,323             206               --
 Net change in unrealized
  appreciation/(depreciation) .................       (945,519)         30,653             339               (2)
                                                 -------------   -------------       ---------             ----
 Net increase/(decrease) in net assets from
  operations ..................................        924,076         950,448           4,794               --
                                                 -------------   -------------       ---------             ----
Contract transactions:
 Payments received from contractowners ........      1,401,485       2,191,087         181,955              800
 Transfers between subaccounts, net ...........     (1,451,686)        602,384          65,517               --
 Transfers for contract benefits and
  terminations ................................     (2,020,109)     (4,228,414)        (10,417)             (13)
                                                 -------------   -------------       ---------             ----
Net increase/(decrease) from contract
 transactions .................................     (2,070,310)     (1,434,943)        237,055              787
                                                 -------------   -------------       ---------             ----
Net increase/(decrease) in net assets .........     (1,146,234)       (484,495)        241,849              787
Net assets beginning of period ................      9,965,441      10,449,936              --               --
                                                 -------------   -------------       ---------             ----
Net assets end of period ......................  $   8,819,207   $   9,965,441       $ 241,849             $787
                                                 =============   =============       =========             ====
 Units issued during the period ...............        176,039         280,012           2,079                7
 Units redeemed during the period .............       (308,315)       (380,809)           (475)              --
                                                 -------------   -------------       ---------             ----
 Net units issued/(redeemed)
  during the period ...........................       (132,276)       (100,797)          1,604                7
                                                 =============   =============       =========             ====

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                 AXA Conservative-Plus  AXA Moderate   AXA Moderate-Plus
                                                      Allocation         Allocation        Allocation
                                                ---------------------- -------------- -------------------
                                                       2006 (t)           2006 (t)          2006 (t)
                                                ---------------------- -------------- -------------------
From operations:
 Net investment income/(loss) .................       $     235           $  4,929         $  11,591
 Net realized gain/(loss) .....................              49                 40             1,083
 Net change in unrealized
  appreciation/(depreciation) .................            (204)            (2,732)           (6,618)
                                                      ---------           --------         ---------
 Net increase/(decrease) in net assets from
  operations ..................................              80              2,237             6,056
                                                      ---------           --------         ---------
Contract transactions:
 Payments received from contractowners ........          13,468            112,219           366,560
 Transfers between subaccounts, net ...........          (6,417)           135,369           256,098
 Transfers for contract benefits and
  terminations ................................            (290)            (6,308)          (18,697)
                                                      ---------           --------         ---------
Net increase/(decrease) from contract
 transactions .................................           6,761            241,280           603,961
                                                      ---------           --------         ---------
Net increase/(decrease) in net assets .........           6,841            243,517           610,017
Net assets beginning of period ................              --                 --                --
                                                      ---------           --------         ---------
Net assets end of period ......................       $   6,841           $243,517         $ 610,017
                                                      =========           ========         =========
 Units issued during the period ...............             126              1,930             4,782
 Units redeemed during the period .............             (72)              (125)             (620)
                                                      ---------           --------         ---------
 Net units issued/(redeemed)
  during the period ...........................              54              1,805             4,162
                                                      =========           ========         =========


                                                  AXA Premier VIP    AXA Premier VIP   AXA Premier VIP   AXA Premier VIP
                                                 Aggressive Equity      Core Bond        Health Care        High Yield
                                                ------------------- ----------------- ----------------- -----------------
                                                      2006 (t)           2006 (t)          2006 (t)        2006 (k) (t)
                                                ------------------- ----------------- ----------------- -----------------
From operations:
 Net investment income/(loss) .................       $  --              $   34            $  --           $   98,188
 Net realized gain/(loss) .....................           8                  --               27                3,598
 Net change in unrealized
  appreciation/(depreciation) .................         293                 (93)             (29)             (78,006)
                                                     ------             -------           ------           ----------
 Net increase/(decrease) in net assets from
  operations ..................................         301                 (59)              (2)              23,780
                                                     ------             -------           ------           ----------
Contract transactions:
 Payments received from contractowners ........         201              20,516              460               77,975
 Transfers between subaccounts, net ...........       7,001               2,096              754            1,375,884
 Transfers for contract benefits and
  terminations ................................        (154)               (823)             (89)             (22,697)
                                                     ------             -------           ------           ----------
Net increase/(decrease) from contract
 transactions .................................       7,048              21,789            1,125            1,431,162
                                                     ------             -------           ------           ----------
Net increase/(decrease) in net assets .........       7,349              21,730            1,123            1,454,942
Net assets beginning of period ................          --                  --               --                   --
                                                     ------             -------           ------           ----------
Net assets end of period ......................      $7,349             $21,730           $1,123           $1,454,942
                                                     ======             =======           ======           ==========
 Units issued during the period ...............          83                 185                9                3,957
 Units redeemed during the period .............          (2)                 (7)              --               (2,473)
                                                     ------             -------           ------           ----------
 Net units issued/(redeemed)
  during the period ...........................          81                 178                9                1,484
                                                     ======             =======           ======           ==========


                                                   AXA Premier VIP
                                                 International Equity
                                                ---------------------
                                                       2006 (t)
                                                ---------------------
From operations:
 Net investment income/(loss) .................        $  19
 Net realized gain/(loss) .....................          176
 Net change in unrealized
  appreciation/(depreciation) .................          (59)
                                                       -----
 Net increase/(decrease) in net assets from
  operations ..................................          136
                                                       -----
Contract transactions:
 Payments received from contractowners ........        5,803
 Transfers between subaccounts, net ...........        2,508
 Transfers for contract benefits and
  terminations ................................         (580)
                                                       -----
Net increase/(decrease) from contract
 transactions .................................        7,731
                                                       -----
Net increase/(decrease) in net assets .........        7,867
Net assets beginning of period ................           --
                                                       -----
Net assets end of period ......................       $7,867
                                                      ======
 Units issued during the period ...............           37
 Units redeemed during the period .............           (3)
                                                      ------
 Net units issued/(redeemed)
  during the period ...........................           34
                                                      ======

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                 AXA Premier VIP  AXA Premier VIP   AXA Premier VIP
                                                    Large Cap        Large Cap         Large Cap
                                                   Core Equity         Growth            Value
                                                ---------------- ----------------- -----------------
                                                    2006 (t)          2006 (t)          2006 (t)
                                                ---------------- ----------------- -----------------
From operations:
 Net investment income/(loss) .................      $   8            $  --            $   107
 Net realized gain/(loss) .....................         42              241                489
 Net change in unrealized
  appreciation/(depreciation) .................        (43)            (288)              (389)
                                                     -----            -----            -------
 Net increase/(decrease) in net assets from
  operations ..................................          7              (47)               207
                                                     -----            -----            -------
Contract transactions:
 Payments received from contractowners ........      4,302            8,065             37,170
 Transfers between subaccounts, net ...........         19              625              2,441
 Transfers for contract benefits and
  terminations ................................       (176)            (393)            (1,295)
                                                     -----            -----            -------
Net increase/(decrease) from contract
 transactions .................................      4,145            8,297             38,316
                                                     -----            -----            -------
Net increase/(decrease) in net assets .........      4,152            8,250             38,523
Net assets beginning of period ................         --               --                 --
                                                     -----            -----            -------
Net assets end of period ......................     $4,152           $8,250            $38,523
                                                    ======           ======            =======
 Units issued during the period ...............         26               63                214
 Units redeemed during the period .............         (1)              (4)                (8)
                                                    ------           ------            -------
 Net units issued/(redeemed)
  during the period ...........................         25               59                206
                                                    ======           ======            =======


                                                                                                        Dreyfus IP
                                                 AXA Premier VIP   AXA Premier VIP   AXA Premier VIP     Small Cap
                                                  Mid Cap Growth    Mid Cap Value       Technology      Stock Index
                                                ----------------- ----------------- ----------------- ---------------
                                                     2006 (t)          2006 (t)          2006 (t)           2006
                                                ----------------- ----------------- ----------------- ---------------
From operations:
 Net investment income/(loss) .................      $  --             $   --            $  --         $       7,791
 Net realized gain/(loss) .....................        190                234               12               967,270
 Net change in unrealized
  appreciation/(depreciation) .................       (198)              (298)              30              (152,062)
                                                     -----            -------            -----         -------------
 Net increase/(decrease) in net assets from
  operations ..................................         (8)               (64)              42               822,999
                                                    ------            -------            -----         -------------
Contract transactions:
 Payments received from contractowners ........      4,819             13,996            4,047               484,268
 Transfers between subaccounts, net ...........        322              1,819              747              (660,849)
 Transfers for contract benefits and
  terminations ................................       (200)              (537)            (403)           (1,195,464)
                                                    ------            -------            -----         -------------
Net increase/(decrease) from contract
 transactions .................................      4,941             15,278            4,391            (1,372,045)
                                                    ------            -------            -----         -------------
Net increase/(decrease) in net assets .........      4,933             15,214            4,433              (549,046)
Net assets beginning of period ................         --                 --               --             6,410,386
                                                    ------            -------            -----         -------------
Net assets end of period ......................     $4,933            $15,214           $4,433         $   5,861,340
                                                    ======            =======           ======         =============
 Units issued during the period ...............         30                109               30                60,777
 Units redeemed during the period .............         (3)                (6)              (6)             (147,263)
                                                    ------            -------           ------         -------------
 Net units issued/(redeemed)
  during the period ...........................         27                103               24               (86,486)
                                                    ======            =======           ======         =============


                                                  Dreyfus IP
                                                   Small Cap
                                                  Stock Index
                                                ---------------
                                                      2005
                                                ---------------
From operations:
 Net investment income/(loss) .................  $     (29,073)
 Net realized gain/(loss) .....................      1,939,708
 Net change in unrealized
  appreciation/(depreciation) .................     (1,312,047)
                                                 -------------
 Net increase/(decrease) in net assets from
  operations ..................................        598,588
                                                 -------------
Contract transactions:
 Payments received from contractowners ........      3,011,260
 Transfers between subaccounts, net ...........     (1,444,211)
 Transfers for contract benefits and
  terminations ................................     (3,191,940)
                                                 -------------
Net increase/(decrease) from contract
 transactions .................................     (1,624,891)
                                                 -------------
Net increase/(decrease) in net assets .........     (1,026,303)
Net assets beginning of period ................      7,436,689
                                                 -------------
Net assets end of period ......................  $   6,410,386
                                                 =============
 Units issued during the period ...............        249,007
 Units redeemed during the period .............       (354,521)
                                                 -------------
 Net units issued/(redeemed)
  during the period ...........................       (105,514)
                                                 =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         Dreyfus Stock                     Dreyfus VIF
                                                       Index Fund, Inc.                    Appreciation
                                                -------------------------------   ------------------------------
                                                      2006            2005             2006            2005
                                                --------------- ---------------   -------------- ---------------
From operations:
 Net investment income/(loss) .................  $    847,406    $    692,334       $    7,846    $     (13,591)
 Net realized gain/(loss) .....................       763,138        (300,021)          34,666          225,266
 Net change in unrealized
  appreciation/(depreciation) .................     8,459,813       2,226,196           96,745         (156,120)
                                                 ------------    ------------       ----------    -------------
 Net increase/(decrease) in net assets from
  operations ..................................    10,070,357       2,618,509          139,257           55,555
                                                 ------------    ------------       ----------    -------------
Contract transactions:
 Payments received from contractowners ........     4,449,022       6,559,393          175,580          312,401
 Transfers between subaccounts, net ...........     8,758,161        (781,144)         (58,808)        (138,107)
 Transfers for contract benefits and
  terminations ................................    (9,853,539)     (9,808,705)        (272,947)      (1,407,209)
                                                 ------------    ------------       ----------    -------------
Net increase/(decrease) from contract
 transactions .................................     3,353,644      (4,030,456)        (156,175)      (1,232,915)
                                                 ------------    ------------       ----------    -------------
Net increase/(decrease) in net assets .........    13,424,001      (1,411,947)         (16,918)      (1,177,360)
Net assets beginning of period ................    63,901,214      65,313,161        1,021,410        2,198,770
                                                 ------------    ------------       ----------    -------------
Net assets end of period ......................  $ 77,325,215    $ 63,901,214       $1,004,492    $   1,021,410
                                                 ============    ============       ==========    =============
 Units issued during the period ...............     1,231,569         801,200           19,720           28,606
 Units redeemed during the period .............    (1,051,786)     (1,097,968)         (30,540)        (115,274)
                                                 ------------    ------------       ----------    -------------
 Net units issued/(redeemed)
  during the period ...........................       179,783        (296,768)         (10,820)         (86,668)
                                                 ============    ============       ==========    =============


                                                         Dreyfus VIF            EQ/AllianceBernstein   EQ/AllianceBernstein
                                                     Small Company Stock            Common Stock         Growth and Income
                                                ------------------------------ ---------------------- ----------------------
                                                      2006           2005             2006 (t)               2006 (t)
                                                --------------- -------------- ---------------------- ----------------------
From operations:
 Net investment income/(loss) .................  $     (12,254)   $  (14,005)         $    339               $   116
 Net realized gain/(loss) .....................        486,374       470,395                63                   467
 Net change in unrealized
  appreciation/(depreciation) .................       (158,780)     (452,448)               73                  (268)
                                                 -------------    ----------          --------               -------
 Net increase/(decrease) in net assets from
  operations ..................................        315,340         3,942               475                   315
                                                 -------------    ----------          --------               -------
Contract transactions:
 Payments received from contractowners ........        201,539       266,111            39,722                12,427
 Transfers between subaccounts, net ...........     (1,027,196)      (99,444)            8,289                 4,116
 Transfers for contract benefits and
  terminations ................................       (364,554)     (397,362)           (2,449)                 (707)
                                                 -------------    ----------          --------               -------
Net increase/(decrease) from contract
 transactions .................................     (1,190,211)     (230,695)           45,562                15,836
                                                 -------------    ----------          --------               -------
Net increase/(decrease) in net assets .........       (874,871)     (226,753)           46,037                16,151
Net assets beginning of period ................      2,866,572     3,093,325                --                    --
                                                 -------------    ----------          --------               -------
Net assets end of period ......................  $   1,991,701    $2,866,572          $ 46,037               $16,151
                                                 =============    ==========          ========               =======
 Units issued during the period ...............         38,679        50,281               655                   122
 Units redeemed during the period .............       (111,000)      (67,476)              (61)                  (22)
                                                 -------------    ----------          --------               -------
 Net units issued/(redeemed)
  during the period ...........................        (72,321)      (17,195)              594                   100
                                                 =============    ==========          ========               =======

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                 EQ/AllianceBernstein  EQ/AllianceBernstein   EQ/AllianceBernstein
                                                    International        Large Cap Growth         Quality Bond
                                                --------------------- ---------------------- ----------------------
                                                     2006 (r) (t)            2006 (t)               2006 (t)
                                                --------------------- ---------------------- ----------------------
From operations:
 Net investment income/(loss) .................      $   77,573               $  --                 $    9
 Net realized gain/(loss) .....................         473,396                   1                     --
 Net change in unrealized
  appreciation/(depreciation) .................        (168,899)                 12                    (15)
                                                     ----------              ------                 ------
 Net increase/(decrease) in net assets from
  operations ..................................         382,070                  13                     (6)
                                                     ----------              ------                 ------
Contract transactions:
 Payments received from contractowners ........         319,325               1,487                  3,523
 Transfers between subaccounts, net ...........       5,851,613                 256                    186
 Transfers for contract benefits and
  terminations ................................         (27,104)               (133)                   (76)
                                                     ----------              ------                 ------
Net increase/(decrease) from contract
 transactions .................................       6,143,834               1,610                  3,633
                                                     ----------              ------                 ------
Net increase/(decrease) in net assets .........       6,525,904               1,623                  3,627
Net assets beginning of period ................              --                  --                     --
                                                     ----------              ------                 ------
Net assets end of period ......................      $6,525,904              $1,623                 $3,627
                                                     ==========              ======                 ======
 Units issued during the period ...............          26,670                  24                     26
 Units redeemed during the period .............         (11,502)                 (3)                    (1)
                                                     ----------              ------                 ------
 Net units issued/(redeemed)
  during the period ...........................          15,168                  21                     25
                                                     ==========              ======                 ======


                                                 EQ/AllianceBernstein   EQ/AllianceBernstein       EQ/Ariel
                                                   Small Cap Growth             Value          Appreciation II   EQ/Bond Index
                                                ---------------------- ---------------------- ----------------- ---------------
                                                       2006 (t)               2006 (t)             2006 (t)           2006
                                                ---------------------- ---------------------- ----------------- ---------------
From operations:
 Net investment income/(loss) .................         $  --                 $    844              $  1         $     272,819
 Net realized gain/(loss) .....................           534                    3,009                 1              (193,976)
 Net change in unrealized
  appreciation/(depreciation) .................          (364)                  (2,675)                2               149,340
                                                       ------                 --------              ----         -------------
 Net increase/(decrease) in net assets from
  operations ..................................           170                    1,178                 4               228,183
                                                       ------                 --------              ----         -------------
Contract transactions:
 Payments received from contractowners ........         6,236                   50,494               205               650,410
 Transfers between subaccounts, net ...........         2,650                   46,736                57              (498,775)
 Transfers for contract benefits and
  terminations ................................          (364)                  (1,613)              (28)           (1,191,810)
                                                       ------                 --------              ----         -------------
Net increase/(decrease) from contract
 transactions .................................         8,522                   95,617               234            (1,040,175)
                                                       ------                 --------              ----         -------------
Net increase/(decrease) in net assets .........         8,692                   96,795               238              (811,992)
Net assets beginning of period ................            --                       --                --             7,600,595
                                                       ------                 --------              ----         -------------
Net assets end of period ......................        $8,692                 $ 96,795              $238         $   6,788,603
                                                       ======                 ========              ====         =============
 Units issued during the period ...............            57                      640                 5                58,989
 Units redeemed during the period .............            (7)                     (24)               (3)              132,242
                                                       ------                 --------              ----         -------------
 Net units issued/(redeemed)
  during the period ...........................            50                      616                 2               (73,253)
                                                       ======                 ========              ====         =============


                                                 EQ/Bond Index
                                                ---------------
                                                      2005
                                                ---------------
From operations:
 Net investment income/(loss) .................  $     283,681
 Net realized gain/(loss) .....................       (356,802)
 Net change in unrealized
  appreciation/(depreciation) .................         64,870
                                                 -------------
 Net increase/(decrease) in net assets from
  operations ..................................         (8,251)
                                                 -------------
Contract transactions:
 Payments received from contractowners ........      1,583,850
 Transfers between subaccounts, net ...........       (338,036)
 Transfers for contract benefits and
  terminations ................................     (6,376,450)
                                                 -------------
Net increase/(decrease) from contract
 transactions .................................     (5,130,636)
                                                 -------------
Net increase/(decrease) in net assets .........     (5,138,887)
Net assets beginning of period ................     12,739,482
                                                 -------------
Net assets end of period ......................  $   7,600,595
                                                 =============
 Units issued during the period ...............        131,243
 Units redeemed during the period .............       (488,803)
                                                 -------------
 Net units issued/(redeemed)
  during the period ...........................       (357,560)
                                                 =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/Boston Advisors                    EQ/Calvert
                                                         Equity Income                 Socially Responsible
                                                -------------------------------    -----------------------------
                                                      2006          2005 (a)          2006 (i)     2005 (b) (c)
                                                --------------- ---------------    -------------- --------------
From operations:
 Net investment income/(loss) .................  $    154,009    $     96,886        $   (1,922)    $    (275)
 Net realized gain/(loss) .....................       841,179         305,106            17,345         9,838
 Net change in unrealized
  appreciation/(depreciation) .................       623,786          (5,389)           40,306        28,364
                                                 ------------    ------------        ----------     ---------
 Net increase/(decrease) in net assets from
  operations ..................................     1,618,974         396,603            55,729        37,927
                                                 ------------    ------------        ----------     ---------
Contract transactions:
 Payments received from contractowners ........     1,448,678       1,760,850            87,137        18,734
 Transfers between subaccounts, net ...........       632,865       1,787,124         1,524,454       221,822
 Transfers for contract benefits and
  terminations ................................    (1,694,351)     (1,707,356)          (61,646)      (14,930)
                                                 ------------    ------------        ----------     ---------
Net increase/(decrease) from contract
 transactions .................................       387,192       1,840,618         1,549,945       225,626
                                                 ------------    ------------        ----------     ---------
Net increase/(decrease) in net assets .........     2,006,166       2,237,221         1,605,674       263,553
Net assets beginning of period ................    10,258,203       8,020,982           263,553            --
                                                 ------------    ------------        ----------     ---------
Net assets end of period ......................  $ 12,264,369    $ 10,258,203        $1,869,227     $ 263,553
                                                 ============    ============        ==========     =========
 Units issued during the period ...............       177,418         324,063           209,252        27,256
 Units redeemed during the period .............      (154,523)       (171,863)          (12,621)       (1,989)
                                                 ------------    ------------        ----------     ---------
 Net units issued/(redeemed)
  during the period ...........................        22,894         152,200           196,631        25,267
                                                 ============    ============        ==========     =========



                                                    EQ/Capital           EQ/Capital                 EQ/Capital
                                                 Guardian Growth   Guardian International       Guardian Research
                                                ----------------- ------------------------ ----------------------------
                                                     2006 (t)             2006 (t)              2006       2005 (b) (d)
                                                ----------------- ------------------------ -------------- -------------
From operations:
 Net investment income/(loss) .................      $    7                $  13             $    4,682    $   10,507
 Net realized gain/(loss) .....................           1                   72                (30,454)      (44,767)
 Net change in unrealized
  appreciation/(depreciation) .................        (143)                 (37)               248,111      (390,660)
                                                    -------               ------             ----------    ----------
 Net increase/(decrease) in net assets from
  operations ..................................        (135)                  48                222,339      (424,920)
                                                    -------               ------             ----------    ----------
Contract transactions:
 Payments received from contractowners ........      16,264                  993                123,450        25,514
 Transfers between subaccounts, net ...........       3,843                1,226                (43,542)    2,576,265
 Transfers for contract benefits and
  terminations ................................        (486)                 (82)              (169,102)     (212,326)
                                                    -------               ------             ----------    ----------
Net increase/(decrease) from contract
 transactions .................................      19,621                2,137                (89,194)    2,389,453
                                                    -------               ------             ----------    ----------
Net increase/(decrease) in net assets .........      19,486                2,185                133,145     1,964,533
Net assets beginning of period ................          --                   --              1,964,533            --
                                                    -------               ------             ----------    ----------
Net assets end of period ......................     $19,486               $2,185             $2,097,678    $1,964,533
                                                    =======               ======             ==========    ==========
 Units issued during the period ...............         242                   16                 13,323       208,286
 Units redeemed during the period .............          (6)                  (1)               (19,656)      (21,289)
                                                    -------               ------             ----------    ----------
 Net units issued/(redeemed)
  during the period ...........................         236                   15                 (6,333)      186,997
                                                    =======              =======             ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                  EQ/Capital
                                                   Guardian          EQ/Caywood-Scholl                  EQ/Enterprise
                                                 U.S. Equity          High Yield Bond                Moderate Allocation
                                                ------------- ------------------------------- ---------------------------------
                                                   2006 (t)         2006            2005            2006           2005 (e)
                                                ------------- --------------- --------------- ---------------- ----------------
From operations:
 Net investment income/(loss) .................     $  3       $    627,670    $    660,138    $    2,059,888   $    2,076,705
 Net realized gain/(loss) .....................       22             22,269      (8,147,498)       (2,841,420)      (3,253,363)
 Net change in unrealized
  appreciation/(depreciation) .................      (23)           259,830       7,748,479         9,559,244        5,374,742
                                                    ----       ------------    ------------    --------------   --------------
 Net increase/(decrease) in net assets from
  operations ..................................        2            909,769         261,119         8,777,712        4,198,084
                                                    ----       ------------    ------------    --------------   --------------
Contract transactions:
 Payments received from contractowners ........      642          1,295,981       1,784,554        12,504,189       14,432,478
 Transfers between subaccounts, net ...........       18         (1,186,273)     (2,105,389)       (4,798,034)      (3,718,335)
 Transfers for contract benefits and
  terminations ................................      (79)        (2,063,924)     (1,884,112)      (15,346,898)     (15,744,733)
                                                    ----       ------------    ------------    --------------   --------------
Net increase/(decrease) from contract
 transactions .................................      581         (1,954,216)     (2,204,947)       (7,640,743)      (5,030,590)
                                                    ----       ------------    ------------    --------------   --------------
Net increase/(decrease) in net assets .........      583         (1,044,447)     (1,943,828)        1,136,969         (832,506)
Net assets beginning of period ................       --         13,373,034      15,316,862        97,621,998       98,454,504
                                                    ----       ------------    ------------    --------------   --------------
Net assets end of period ......................     $583       $ 12,328,587    $ 13,373,034    $   98,758,967   $   97,621,998
                                                    ====       ============    ============    ==============   ==============
 Units issued during the period ...............        5            105,078         323,509           710,912          894,694
 Units redeemed during the period .............       (1)          (216,761)       (460,206)       (1,084,075)      (1,119,773)
                                                    ----       ------------    ------------    --------------   --------------
 Net units issued/(redeemed)
  during the period ...........................        4           (111,683)       (136,697)         (373,163)        (225,079)
                                                    ====       ============    ============    ==============   ==============


                                                 EQ/Equity      EQ/Evergreen      EQ/Evergreen
                                                 500 Index   International Bond      Omega
                                                ----------- -------------------- -------------
                                                  2006 (t)        2006 (t)          2006 (t)
                                                ----------- -------------------- -------------
From operations:
 Net investment income/(loss) .................   $   165          $   4            $ --
 Net realized gain/(loss) .....................       369             15              --
 Net change in unrealized
  appreciation/(depreciation) .................      (304)           (55)             --
                                                  -------         ------            ----
 Net increase/(decrease) in net assets from
  operations ..................................       230            (36)             --
                                                  -------         ------            ----
Contract transactions:
 Payments received from contractowners ........    13,715          9,176             145
 Transfers between subaccounts, net ...........     2,854          1,000               1
 Transfers for contract benefits and
  terminations ................................      (822)          (412)             (9)
                                                  -------         ------            ----
Net increase/(decrease) from contract
 transactions .................................    15,747          9,764             137
                                                  -------         ------            ----
Net increase/(decrease) in net assets .........    15,977          9,728             137
Net assets beginning of period ................        --             --              --
                                                  -------         ------            ----
Net assets end of period ......................   $15,977         $9,728            $137
                                                  =======         ======            ====
 Units issued during the period ...............       363            105               1
 Units redeemed during the period .............       (33)            (9)             --
                                                  -------         ------            ----
 Net units issued/(redeemed)
  during the period ...........................       330             96               1
                                                  =======         ======            ====

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/GAMCO
                                                     EQ/FI          EQ/FI        Mergers and
                                                    Mid Cap     Mid Cap Value   Acquisitions
                                                -------------- --------------- --------------
                                                 2006 (n) (t)      2006 (t)       2006 (t)
                                                -------------- --------------- --------------
From operations:
 Net investment income/(loss) .................   $    5,825      $    60         $  335
 Net realized gain/(loss) .....................      151,667        1,911            503
 Net change in unrealized
  appreciation/(depreciation) .................      (14,361)      (1,777)          (734)
                                                  ----------      -------        -------
 Net increase/(decrease) in net assets from
  operations ..................................      143,131          194            104
                                                  ----------      -------        -------
Contract transactions:
 Payments received from contractowners ........      108,645       12,415          3,174
 Transfers between subaccounts, net ...........    2,689,672       20,310         16,817
 Transfers for contract benefits and
  terminations ................................      (74,945)        (486)          (209)
                                                  ----------      -------        -------
Net increase/(decrease) from contract
 transactions .................................    2,723,372       32,239         19,782
                                                  ----------      -------        -------
Net increase/(decrease) in net assets .........    2,866,503       32,433         19,886
Net assets beginning of period ................           --           --             --
                                                  ----------      -------        -------
Net assets end of period ......................   $2,866,503      $32,433        $19,886
                                                  ==========      =======        =======
 Units issued during the period ...............        5,415          169            171
 Units redeemed during the period .............       (6,203)          (7)            (4)
                                                  ----------      -------        -------
 Net units issued/(redeemed)
  during the period ...........................         (788)         162            167
                                                  ==========      =======        =======


                                                            EQ/GAMCO                       EQ/Government
                                                       Small Company Value                  Securities
                                                --------------------------------- -------------------------------
                                                      2006             2005             2006            2005
                                                ---------------- ---------------- --------------- ---------------
From operations:
 Net investment income/(loss) .................  $      214,373   $     (119,259)  $    481,345    $    418,902
 Net realized gain/(loss) .....................       6,363,227        7,679,211       (259,426)       (113,437)
 Net change in unrealized
  appreciation/(depreciation) .................       6,612,967       (4,735,856)       131,901        (203,905)
                                                 --------------   --------------   ------------    ------------
 Net increase/(decrease) in net assets from
  operations ..................................      13,190,567        2,824,096        353,820         101,560
                                                 --------------   --------------   ------------    ------------
Contract transactions:
 Payments received from contractowners ........       8,654,301        9,997,884      1,813,309       1,804,311
 Transfers between subaccounts, net ...........      (4,000,243)      (1,242,707)    (1,907,353)       (966,398)
 Transfers for contract benefits and
  terminations ................................     (10,784,306)     (13,088,180)    (1,865,503)     (1,503,682)
                                                 --------------   --------------   ------------    ------------
Net increase/(decrease) from contract
 transactions .................................      (6,130,248)      (4,333,003)    (1,959,547)       (665,769)
                                                 --------------   --------------   ------------    ------------
Net increase/(decrease) in net assets .........       7,060,319       (1,508,907)    (1,605,727)       (564,209)
Net assets beginning of period ................      76,140,042       77,648,949     13,837,230      14,401,439
                                                 --------------   --------------   ------------    ------------
Net assets end of period ......................  $   83,200,361   $   76,140,042   $ 12,231,503    $ 13,837,230
                                                 ==============   ==============   ============    ============
 Units issued during the period ...............         409,940          544,250        220,029         266,680
 Units redeemed during the period .............        (583,510)        (652,988)      (362,130)       (311,026)
                                                 --------------   --------------   ------------    ------------
 Net units issued/(redeemed)
  during the period ...........................        (173,570)        (108,738)      (142,101)        (44,346)
                                                 ==============   ==============   ============    ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                  EQ/JPMorgan
                                                       EQ/International           EQ/JPMorgan        Value
                                                            Growth                 Core Bond     Opportunities
                                                ------------------------------- --------------- ---------------
                                                      2006            2005        2006 (o) (t)      2006 (t)
                                                --------------- --------------- --------------- ---------------
From operations:
 Net investment income/(loss) .................  $     35,673    $    132,528     $   644,361       $  39
 Net realized gain/(loss) .....................       (16,843)       (385,288)         (4,106)        139
 Net change in unrealized
  appreciation/(depreciation) .................     4,182,970       2,067,395        (504,684)        (57)
                                                 ------------    ------------     -----------       -----
 Net increase/(decrease) in net assets from
  operations ..................................     4,201,800       1,814,635         135,571         121
                                                 ------------    ------------     -----------       -----
Contract transactions:
 Payments received from contractowners ........     2,025,900       2,140,737         333,762       2,757
 Transfers between subaccounts, net ...........     1,428,334          39,397      14,184,128           4
 Transfers for contract benefits and
  terminations ................................    (2,691,066)     (2,283,701)       (191,094)       (165)
                                                 ------------    ------------     -----------       -----
Net increase/(decrease) from contract
 transactions .................................       763,168        (103,567)     14,326,796       2,596
                                                 ------------    ------------     -----------       -----
Net increase/(decrease) in net assets .........     4,964,968       1,711,068      14,462,367       2,717
Net assets beginning of period ................    16,640,730      14,929,662              --          --
                                                 ------------    ------------     -----------       -----
Net assets end of period ......................  $ 21,605,698    $ 16,640,730     $14,462,367      $2,717
                                                 ============    ============     ===========      ======
 Units issued during the period ...............       302,732         264,295          25,418          17
 Units redeemed during the period .............      (246,840)       (265,311)        (29,974)         (2)
                                                 ------------    ------------     -----------      ------
 Net units issued/(redeemed)
  during the period ...........................        55,892          (1,016)         (4,556)         15
                                                 ============    ============     ===========      ======


                                                 EQ/Janus Large   EQ/Legg Mason              EQ/Long
                                                   Cap Growth      Value Equity             Term Bond
                                                ---------------- --------------- -------------------------------
                                                    2006 (t)         2006 (t)          2006            2005
                                                ---------------- --------------- --------------- ---------------
From operations:
 Net investment income/(loss) .................      $  --           $   --       $    369,547    $    157,913
 Net realized gain/(loss) .....................         --                1            (25,135)       (239,037)
 Net change in unrealized
  appreciation/(depreciation) .................          3               16           (199,065)        348,477
                                                     -----          -------       ------------    ------------
 Net increase/(decrease) in net assets from
  operations ..................................          3               17            145,347         267,353
                                                     -----          -------       ------------    ------------
Contract transactions:
 Payments received from contractowners ........        333            1,195          1,389,771       2,042,040
 Transfers between subaccounts, net ...........        204            9,010           (289,266)       (452,227)
 Transfers for contract benefits and
  terminations ................................        (45)            (140)        (1,772,920)     (6,884,681)
                                                     -----          -------       ------------    ------------
Net increase/(decrease) from contract
 transactions .................................        492           10,065           (672,415)     (5,294,868)
                                                     -----          -------       ------------    ------------
Net increase/(decrease) in net assets .........        495           10,082           (527,068)     (5,027,515)
Net assets beginning of period ................         --               --         10,858,195      15,885,710
                                                     -----          -------       ------------    ------------
Net assets end of period ......................      $ 495          $10,082       $ 10,331,127    $ 10,858,195
                                                     =====          =======       ============    ============
 Units issued during the period ...............          7               90            124,362         170,931
 Units redeemed during the period .............         --               (2)          (163,990)       (496,870)
                                                     -----          -------       ------------    ------------
 Net units issued/(redeemed)
  during the period ...........................          7               88            (39,628)       (325,939)
                                                     =====          =======       ============    ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                 EQ/Lord Abbett
                                                     Growth       EQ/Lord Abbett   EQ/Lord Abbett
                                                   and Income     Large Cap Core    Mid Cap Value
                                                ---------------- ---------------- ----------------
                                                  2006 (l) (t)       2006 (t)       2006 (m) (t)
                                                ---------------- ---------------- ----------------
From operations:
 Net investment income/(loss) .................    $   53,372         $   10        $    89,280
 Net realized gain/(loss) .....................       143,365              5            203,715
 Net change in unrealized
  appreciation/(depreciation) .................        75,089              7            389,073
                                                   ----------         ------        -----------
 Net increase/(decrease) in net assets from
  operations ..................................       271,826             22            682,068
                                                   ----------         ------        -----------
Contract transactions:
 Payments received from contractowners ........       212,239          1,038            226,097
 Transfers between subaccounts, net ...........     7,072,906            645         14,788,160
 Transfers for contract benefits and
  terminations ................................      (176,323)          (106)          (168,869)
                                                   ----------         ------        -----------
Net increase/(decrease) from contract
 transactions .................................     7,108,822          1,577         14,845,388
                                                   ----------         ------        -----------
Net increase/(decrease) in net assets .........     7,380,648          1,599         15,527,456
Net assets beginning of period ................            --             --                 --
                                                   ----------         ------        -----------
Net assets end of period ......................    $7,380,648         $1,599        $15,527,456
                                                   ==========         ======        ===========
 Units issued during the period ...............        30,315             13             18,711
 Units redeemed during the period .............       (17,388)            --            (20,005)
                                                   ----------         ------        -----------
 Net units issued/(redeemed)
  during the period ...........................        12,927             13             (1,294)
                                                   ==========         ======        ===========


                                                                                                                EQ/MFS
                                                                                  EQ/Mercury     EQ/Mercury    Emerging
                                                          EQ/Marsico             Basic Value   International    Growth
                                                             Focus                  Equity         Value       Companies
                                                ------------------------------- ------------- --------------- ----------
                                                      2006        2005 (b) (f)     2006 (t)     2006 (j) (t)     2006
                                                --------------- --------------- ------------- --------------- ----------
From operations:
 Net investment income/(loss) .................  $    (33,837)    $   (15,415)     $   118      $   184,093     $   --
 Net realized gain/(loss) .....................       612,113         234,077          503          908,141         --
 Net change in unrealized
  appreciation/(depreciation) .................       412,964       2,352,284         (342)        (499,310)       (13)
                                                 ------------     -----------      -------      -----------     ------
 Net increase/(decrease) in net assets from
  operations ..................................       991,240       2,570,946          279          592,924        (13)
                                                 ------------     -----------      -------      -----------     ------
Contract transactions:
 Payments received from contractowners ........     1,559,792         525,236       11,081           44,218      5,677
 Transfers between subaccounts, net ...........      (245,268)      8,977,046        2,912       11,147,258        252
 Transfers for contract benefits and
  terminations ................................    (1,669,862)       (522,851)        (578)        (427,412)      (136)
                                                 ------------     -----------      -------      -----------     ------
Net increase/(decrease) from contract
 transactions .................................      (355,338)      8,979,431       13,415       10,764,064      5,793
                                                 ------------     -----------      -------      -----------     ------
Net increase/(decrease) in net assets .........       635,902      11,550,377       13,694       11,356,988      5,780
Net assets beginning of period ................    11,550,377              --           --               --         --
                                                 ------------     -----------      -------      -----------     ------
Net assets end of period ......................  $ 12,186,279     $11,550,377      $13,694      $11,356,988     $5,780
                                                 ============     ===========      =======      ===========     ======
 Units issued during the period ...............       181,773       1,149,404           60            5,577         34
 Units redeemed during the period .............      (219,775)        (61,065)         (10)         (50,553)        --
                                                 ------------     -----------      -------      -----------     ------
 Net units issued/(redeemed)
  during the period ...........................       (38,002)      1,088,339           50          (44,975)        34
                                                 ============     ===========      =======      ===========     ======

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/MFS                    EQ/Money
                                                 Investors Trust                 Market
                                                -----------------    -------------------------------
                                                       2006            2006 (q) (t)    2005 (b) (g)
                                                -----------------    --------------- ---------------
From operations:
 Net investment income/(loss) .................      $  6             $  1,641,538    $    385,823
 Net realized gain/(loss) .....................        --                       36              --
 Net change in unrealized
  appreciation/(depreciation) .................        (3)                      25              --
                                                     ----             ------------    ------------
 Net increase/(decrease) in net assets from
  operations ..................................         3                1,641,599         385,823
                                                     ----             ------------    ------------
Contract transactions:
 Payments received from contractowners ........       684                6,379,271       1,990,386
 Transfers between subaccounts, net ...........        --               16,588,998      42,456,064
 Transfers for contract benefits and
  terminations ................................        --               (9,404,435)     (5,782,438)
                                                     ----             ------------    ------------
Net increase/(decrease) from contract
 transactions .................................       684               13,563,834      38,664,012
                                                     ----             ------------    ------------
Net increase/(decrease) in net assets .........       687               15,205,433      39,049,835
Net assets beginning of period ................        --               39,049,835              --
                                                     ----             ------------    ------------
Net assets end of period ......................      $687             $ 54,255,268    $ 39,049,835
                                                     ====             ============    ============
 Units issued during the period ...............         6                3,329,015       4,789,437
 Units redeemed during the period .............        --               (2,111,873)       (926,767)
                                                     ----             ------------    ------------
 Net units issued/(redeemed)
  during the period ...........................         6                1,217,142       3,862,670
                                                     ====             ============    ============


                                                          EQ/Montag &                          EQ/PIMCO
                                                        Caldwell Growth                      Real Return
                                                -------------------------------    --------------------------------
                                                      2006          2005 (h)             2006            2005
                                                --------------- ---------------    --------------- ----------------
From operations:
 Net investment income/(loss) .................  $   (101,968)   $    (65,399)      $     248,366   $      288,470
 Net realized gain/(loss) .....................       (68,497)        730,791            (223,116)         293,233
 Net change in unrealized
  appreciation/(depreciation) .................     4,103,444       2,823,720              25,927         (512,148)
                                                 ------------    ------------       -------------   --------------
 Net increase/(decrease) in net assets from
  operations ..................................     3,932,979       3,489,112              51,177           69,555
                                                 ------------    ------------       -------------   --------------
Contract transactions:
 Payments received from contractowners ........     9,825,812       9,947,329           1,503,078        2,162,171
 Transfers between subaccounts, net ...........    (4,182,538)        904,773          (4,909,246)     (12,964,747)
 Transfers for contract benefits and
  terminations ................................    (8,414,252)     (8,762,138)         (5,118,559)      (4,531,843)
                                                 ------------    ------------       -------------   --------------
Net increase/(decrease) from contract
 transactions .................................    (2,770,978)      2,089,964          (8,524,727)     (15,334,419)
                                                 ------------    ------------       -------------   --------------
Net increase/(decrease) in net assets .........     1,162,001       5,579,076          (8,473,550)     (15,264,864)
Net assets beginning of period ................    53,947,016      48,367,940          16,406,107       31,670,971
                                                 ------------    ------------       -------------   --------------
Net assets end of period ......................  $ 55,109,017    $ 53,947,016       $   7,932,557   $   16,406,107
                                                 ============    ============       =============   ==============
 Units issued during the period ...............     1,007,529       2,215,133             264,080          546,735
 Units redeemed during the period .............    (1,289,575)     (2,061,807)           (989,251)      (1,867,948)
                                                 ------------    ------------       -------------   --------------
 Net units issued/(redeemed)
  during the period ...........................      (282,046)        153,326            (725,171)      (1,321,213)
                                                 ============    ============       =============   ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/Short             EQ/Small             EQ/Small
                                                       Duration Bond         Cap Value          Company Growth
                                                --------------------------- ----------- -------------------------------
                                                   2006 (p)        2005       2006 (t)        2006            2005
                                                -------------- ------------ ----------- --------------- ---------------
From operations:
 Net investment income/(loss) .................   $  105,269    $   1,547     $   5      $    (72,457)   $    (42,363)
 Net realized gain/(loss) .....................         (353)        (165)      282         1,003,317         498,681
 Net change in unrealized
  appreciation/(depreciation) .................      (78,693)         175      (209)          640,538         571,304
                                                  ----------    ---------    ------      ------------    ------------
 Net increase/(decrease) in net assets from
  operations ..................................       26,223        1,557        78         1,571,398       1,027,622
                                                  ----------    ---------    ------      ------------    ------------
Contract transactions:
 Payments received from contractowners ........      133,193      112,375     3,035         2,378,986       2,826,387
 Transfers between subaccounts, net ...........    2,626,911       (2,169)      809          (100,242)       (485,892)
 Transfers for contract benefits and
  terminations ................................      (69,882)     (32,116)     (212)       (2,798,922)     (2,078,731)
                                                  ----------    ---------    ------      ------------    ------------
Net increase/(decrease) from contract
 transactions .................................    2,690,222       78,090     3,632          (520,178)        261,764
                                                  ----------    ---------    ------      ------------    ------------
Net increase/(decrease) in net assets .........    2,716,445       79,647     3,710         1,051,220       1,289,386
Net assets beginning of period ................      197,371      117,724        --        16,374,711      15,085,325
                                                  ----------    ---------    ------      ------------    ------------
Net assets end of period ......................   $2,913,816    $ 197,371    $3,710      $ 17,425,931    $ 16,374,711
                                                  ==========    =========    ======      ============    ============
 Units issued during the period ...............      203,572       11,212        18           234,310         274,405
 Units redeemed during the period .............      (11,417)      (3,556)       (2)         (273,598)       (254,753)
                                                  ----------    ---------    ------      ------------    ------------
 Net units issued/(redeemed)
  during the period ...........................      192,155        7,656        16           (39,287)         19,652
                                                  ==========    =========    ======      ============    ============


                                                    EQ/Small
                                                 Company Index          EQ/TCW Equity
                                                --------------- ------------------------------
                                                      2006            2006           2005
                                                --------------- --------------- --------------
From operations:
 Net investment income/(loss) .................    $   158       $   (340,440)   $   (361,339)
 Net realized gain/(loss) .....................        979           (687,717)        629,128
 Net change in unrealized
  appreciation/(depreciation) .................     (1,253)        (1,754,825)      2,957,991
                                                   -------       ------------    ------------
 Net increase/(decrease) in net assets from
  operations ..................................       (116)        (2,782,982)      1,967,524
                                                   -------       ------------    ------------
Contract transactions:
 Payments received from contractowners ........     16,981          6,800,380       8,932,642
 Transfers between subaccounts, net ...........     17,483         (3,810,607)     (2,421,808)
 Transfers for contract benefits and
  terminations ................................       (860)        (9,317,717)     (8,941,896)
                                                   -------       ------------    ------------
Net increase/(decrease) from contract
 transactions .................................     33,604         (6,327,944)     (2,431,062)
                                                   -------       ------------    ------------
Net increase/(decrease) in net assets .........     33,488         (9,110,926)       (463,538)
Net assets beginning of period ................         --         61,939,936      62,403,474
                                                   -------       ------------    ------------
Net assets end of period ......................    $33,488       $ 52,829,010    $ 61,939,936
                                                   =======       ============    ============
 Units issued during the period ...............        202            447,184         660,608
 Units redeemed during the period .............         (9)          (846,911)       (764,953)
                                                   -------       ------------    ------------
 Net units issued/(redeemed)
  during the period ...........................        193           (399,727)       (104,345)
                                                   =======       ============    ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/UBS Growth           EQ/Van Kampen
                                                          and Income                Comstock
                                                ------------------------------- ---------------
                                                      2006            2005            2006
                                                --------------- --------------- ---------------
From operations:
 Net investment income/(loss) .................  $     74,152    $     54,499       $  51
 Net realized gain/(loss) .....................       291,889          52,040          34
 Net change in unrealized
  appreciation/(depreciation) .................     2,353,013       1,508,368          21
                                                 ------------    ------------      ------
 Net increase/(decrease) in net assets from
  operations ..................................     2,719,054       1,614,907         106
                                                 ------------    ------------      ------
Contract transactions:
 Payments received from contractowners ........     3,083,047       3,614,797       2,450
 Transfers between subaccounts, net ...........      (828,879)       (448,919)      4,414
 Transfers for contract benefits and
  terminations ................................    (3,173,077)     (2,804,770)       (399)
                                                 ------------    ------------      ------
Net increase/(decrease) from contract
 transactions .................................      (918,909)        361,108       6,465
                                                 ------------    ------------      ------
Net increase/(decrease) in net assets .........     1,800,145       1,976,015       6,571
Net assets beginning of period ................    20,591,391      18,615,376          --
                                                 ------------    ------------      ------
Net assets end of period ......................  $ 22,391,536    $ 20,591,391      $6,571
                                                 ============    ============      ======
 Units issued during the period ...............       287,290         359,782          61
 Units redeemed during the period .............      (366,280)       (328,725)         (5)
                                                 ------------    ------------      ------
 Net units issued/(redeemed)
  during the period ...........................       (78,990)         31,057          56
                                                 ============    ============      ======


                                                  EQ/Van Kampen   EQ/Van Kampen   EQ/Wells Fargo
                                                    Emerging         Mid Cap        Montgomery            Fidelity VIP
                                                 Markets Equity       Growth         Small Cap           Asset Manager
                                                ---------------- --------------- ---------------- ----------------------------
                                                  2006 (s) (t)         2006            2006           2006           2005
                                                ---------------- --------------- ---------------- ------------ ---------------
From operations:
 Net investment income/(loss) .................    $    6,624        $   1          $    --        $   3,731    $     109,154
 Net realized gain/(loss) .....................       114,168            7               60            3,600          302,852
 Net change in unrealized
  appreciation/(depreciation) .................        16,146           (9)             (61)           2,545         (409,318)
                                                   ----------       ------         --------        ---------    -------------
 Net increase/(decrease) in net assets from
  operations ..................................       136,938           (1)              (1)           9,876            2,688
                                                   ----------       ------         --------        ---------    -------------
Contract transactions:
 Payments received from contractowners ........        72,900        1,413            9,597           14,544          289,317
 Transfers between subaccounts, net ...........     1,184,463          225            1,098            8,461         (153,687)
 Transfers for contract benefits and
  terminations ................................       (49,496)        (150)            (259)         (48,583)      (4,477,047)
                                                   ----------       ------         --------        ---------    -------------
Net increase/(decrease) from contract
 transactions .................................     1,207,867        1,488           10,436          (25,578)      (4,341,417)
                                                   ----------       ------         --------        ---------    -------------
Net increase/(decrease) in net assets .........     1,344,805        1,487           10,435          (15,702)      (4,338,729)
Net assets beginning of period ................            --           --               --          167,698        4,506,427
                                                   ----------       ------         --------        ---------    -------------
Net assets end of period ......................    $1,344,805       $1,487          $10,435        $ 151,996    $     167,698
                                                   ==========       ======         ========        =========    =============
 Units issued during the period ...............         1,889           13              136            3,093           33,388
 Units redeemed during the period .............        (1,829)          (2)              (5)          (5,444)        (441,292)
                                                   ----------       ------         --------        ---------    -------------
 Net units issued/(redeemed)
  during the period ...........................            60           11              131           (2,351)        (407,904)
                                                   ==========       ======         ========        =========    =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          Fidelity VIP                        Fidelity VIP
                                                         Contrafund(R)                           Growth
                                                --------------------------------     -------------------------------
                                                      2006            2005                 2006            2005
                                                --------------- ----------------     --------------- ---------------
From operations:
 Net investment income/(loss) .................  $    281,194    $      (65,759)      $    (21,427)   $      9,963
 Net realized gain/(loss) .....................     4,778,190         2,285,795             61,673       1,667,225
 Net change in unrealized
  appreciation/(depreciation) .................    (1,287,753)        2,684,360            744,987      (1,020,753)
                                                 ------------    --------------       ------------    ------------
 Net increase/(decrease) in net assets from
  operations ..................................     3,771,631         4,904,396            785,233         656,435
                                                 ------------    --------------       ------------    ------------
Contract transactions:
 Payments received from contractowners ........     2,471,083         3,098,712          2,013,438       3,732,779
 Transfers between subaccounts, net ...........     1,528,355        12,177,421         (1,060,948)     (5,750,469)
 Transfers for contract benefits and
  terminations ................................    (4,554,360)      (11,423,571)        (2,392,668)     (4,464,152)
                                                 ------------    --------------       ------------    ------------
Net increase/(decrease) from contract
 transactions .................................      (554,922)        3,852,562         (1,440,178)     (6,481,842)
                                                 ------------    --------------       ------------    ------------
Net increase/(decrease) in net assets .........     3,216,709         8,756,958           (654,945)     (5,825,407)
Net assets beginning of period ................    32,046,025        23,289,067         13,539,463      19,364,870
                                                 ------------    --------------       ------------    ------------
Net assets end of period ......................  $ 35,262,734    $   32,046,025       $ 12,884,518    $ 13,539,463
                                                 ============    ==============       ============    ============
 Units issued during the period ...............       632,981         1,410,726            351,544         587,720
 Units redeemed during the period .............      (659,900)       (1,048,296)          (529,315)     (1,380,166)
                                                 ------------    --------------       ------------    ------------
 Net units issued/(redeemed)
  during the period ...........................       (26,919)          362,430           (177,771)       (792,446)
                                                 ============    ==============       ============    ============


                                                         Fidelity VIP                      Fidelity VIP
                                                      Growth and Income                Growth Opportunities
                                                ------------------------------     ----------------------------
                                                     2006            2005               2006           2005
                                                -------------- ---------------     -------------- -------------
From operations:
 Net investment income/(loss) .................   $    5,434    $     111,105        $    4,641    $    9,700
 Net realized gain/(loss) .....................       58,166        1,709,943            53,236        46,470
 Net change in unrealized
  appreciation/(depreciation) .................       72,099       (1,593,442)           29,920       109,274
                                                  ----------    -------------        ----------    ----------
 Net increase/(decrease) in net assets from
  operations ..................................      135,699          227,606            87,797       165,444
                                                  ----------    -------------        ----------    ----------
Contract transactions:
 Payments received from contractowners ........      174,404          794,398           384,629       457,640
 Transfers between subaccounts, net ...........     (154,912)        (704,607)         (304,281)     (340,160)
 Transfers for contract benefits and
  terminations ................................     (152,107)      (8,097,955)         (306,929)     (311,609)
                                                  ----------    -------------        ----------    ----------
Net increase/(decrease) from contract
 transactions .................................     (132,615)      (8,008,164)         (226,581)     (194,129)
                                                  ----------    -------------        ----------    ----------
Net increase/(decrease) in net assets .........        3,084       (7,780,558)         (138,784)      (28,685)
Net assets beginning of period ................    1,141,815        8,922,373         2,087,434     2,116,119
                                                  ----------    -------------        ----------    ----------
Net assets end of period ......................   $1,144,899    $   1,141,815        $1,948,650    $2,087,434
                                                  ==========    =============        ==========    ==========
 Units issued during the period ...............       22,017          105,892            61,445        90,965
 Units redeemed during the period .............      (34,585)        (922,579)          (89,194)     (110,009)
                                                  ----------    -------------        ----------    ----------
 Net units issued/(redeemed)
  during the period ...........................      (12,568)        (816,687)          (27,749)      (19,044)
                                                  ==========    =============        ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          Franklin                     Franklin Rising
                                                      Income Securities             Dividends Securities
                                                -----------------------------     -------------------------
                                                     2006           2005              2006         2005
                                                -------------- --------------     ------------ ------------
From operations:
 Net investment income/(loss) .................   $   39,168     $   29,114        $   4,007    $   1,750
 Net realized gain/(loss) .....................       31,923          9,063           13,458        5,121
 Net change in unrealized
  appreciation/(depreciation) .................      129,898        (11,685)          61,419        8,197
                                                  ----------     ----------        ---------    ---------
 Net increase/(decrease) in net assets from
  operations ..................................      200,989         26,492           78,884       15,068
                                                  ----------     ----------        ---------    ---------
Contract transactions:
 Payments received from contractowners ........      228,846        751,704          184,830      238,147
 Transfers between subaccounts, net ...........       36,026          7,526           30,235      (12,402)
 Transfers for contract benefits and
  terminations ................................     (132,558)       (96,219)         (88,815)     (79,370)
                                                  ----------     ----------        ---------    ---------
Net increase/(decrease) from contract
 transactions .................................      132,314        663,011          126,250      146,375
                                                  ----------     ----------        ---------    ---------
Net increase/(decrease) in net assets .........      333,303        689,503          205,134      161,443
Net assets beginning of period ................    1,057,572        368,069          405,780      244,337
                                                  ----------     ----------        ---------    ---------
Net assets end of period ......................   $1,390,875     $1,057,572        $ 610,914    $ 405,780
                                                  ==========     ==========        =========    =========
 Units issued during the period ...............       23,713         66,954           18,303       21,435
 Units redeemed during the period .............      (14,215)       (13,972)          (9,205)      (9,524)
                                                  ----------     ----------        ---------    ---------
 Net units issued/(redeemed)
  during the period ...........................        9,498         52,982            9,097       11,911
                                                  ==========     ==========        =========    =========


                                                      Franklin Zero                     Janus Aspen
                                                       Coupon 2010                    Series Balanced
                                                -------------------------     -------------------------------
                                                    2006         2005               2006            2005
                                                ------------ ------------     --------------- ---------------
From operations:
 Net investment income/(loss) .................  $    3,027   $    2,262       $     144,902   $     142,476
 Net realized gain/(loss) .....................        (636)         (71)            151,036          89,802
 Net change in unrealized
  appreciation/(depreciation) .................        (361)      (1,730)            509,185         316,585
                                                 ----------   ----------       -------------   -------------
 Net increase/(decrease) in net assets from
  operations ..................................       2,030          461             805,123         548,863
                                                 ----------   ----------       -------------   -------------
Contract transactions:
 Payments received from contractowners ........      27,701       54,832           1,163,215       1,323,845
 Transfers between subaccounts, net ...........      (1,126)         216             (45,284)        152,838
 Transfers for contract benefits and
  terminations ................................     (12,699)     (13,479)         (1,229,424)     (1,080,202)
                                                 ----------   ----------       -------------   -------------
Net increase/(decrease) from contract
 transactions .................................      13,876       41,569            (111,493)        396,481
                                                 ----------   ----------       -------------   -------------
Net increase/(decrease) in net assets .........      15,906       42,030             693,630         945,344
Net assets beginning of period ................      83,130       41,100           7,894,186       6,948,842
                                                 ----------   ----------       -------------   -------------
Net assets end of period ......................  $   99,036   $   83,130       $   8,587,816   $   7,894,186
                                                 ==========   ==========       =============   =============
 Units issued during the period ...............       2,588        5,331             118,879         174,479
 Units redeemed during the period .............      (1,294)      (1,461)           (127,644)       (138,875)
                                                 ----------   ----------       -------------   -------------
 Net units issued/(redeemed)
  during the period ...........................       1,294        3,870              (8,765)         35,604
                                                 ==========   ==========       =============   =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     Janus Aspen Series                     Janus Aspen
                                                        Flexible Bond                      Series Forty
                                                -----------------------------     -------------------------------
                                                     2006           2005                2006            2005
                                                -------------- --------------     --------------- ---------------
From operations:
 Net investment income/(loss) .................   $  394,633     $  457,004        $    (17,313)   $    (39,952)
 Net realized gain/(loss) .....................     (112,516)       241,859             601,955         355,033
 Net change in unrealized
  appreciation/(depreciation) .................       54,309       (575,872)          1,229,364       1,497,857
                                                  ----------     ----------        ------------    ------------
 Net increase/(decrease) in net assets from
  operations ..................................      336,426        122,991           1,814,006       1,812,938
                                                  ----------     ----------        ------------    ------------
Contract transactions:
 Payments received from contractowners ........      489,269        825,583           2,179,215       2,565,976
 Transfers between subaccounts, net ...........     (267,371)     2,377,774            (310,452)      4,813,724
 Transfers for contract benefits and
  terminations ................................     (894,833)      (879,645)         (2,275,623)     (1,949,785)
                                                  ----------     ----------        ------------    ------------
Net increase/(decrease) from contract
 transactions .................................     (672,935)     2,323,712            (406,860)      5,429,915
                                                  ----------     ----------        ------------    ------------
Net increase/(decrease) in net assets .........     (336,509)     2,446,703           1,407,146       7,242,853
Net assets beginning of period ................    8,942,938      6,496,235          20,817,416      13,574,563
                                                  ----------     ----------        ------------    ------------
Net assets end of period ......................   $8,606,429     $8,942,938        $ 22,224,562    $ 20,817,416
                                                  ==========     ==========        ============    ============
 Units issued during the period ...............       60,960        269,141             325,428         944,138
 Units redeemed during the period .............     (107,673)      (104,157)           (382,701)       (315,841)
                                                  ----------     ----------        ------------    ------------
 Net units issued/(redeemed)
  during the period ...........................      (46,713)       164,984             (57,273)        628,297
                                                  ==========     ==========        ============    ============


                                                      Janus Aspen Series                  Janus Aspen Series
                                                     International Growth                   Mid Cap Growth
                                                -------------------------------     -------------------------------
                                                      2006            2005                2006            2005
                                                --------------- ---------------     --------------- ---------------
From operations:
 Net investment income/(loss) .................  $    188,295    $      52,549       $    (64,870)   $    (54,741)
 Net realized gain/(loss) .....................     1,225,264          706,119            947,389         619,965
 Net change in unrealized
  appreciation/(depreciation) .................     2,908,863        1,037,215          1,173,422       1,046,470
                                                 ------------    -------------       ------------    ------------
 Net increase/(decrease) in net assets from
  operations ..................................     4,322,422        1,795,883          2,055,941       1,611,694
                                                 ------------    -------------       ------------    ------------
Contract transactions:
 Payments received from contractowners ........     1,295,483        1,539,278          1,827,166       2,602,012
 Transfers between subaccounts, net ...........       866,220        3,438,812            685,094       1,040,223
 Transfers for contract benefits and
  terminations ................................    (1,858,203)      (2,731,736)        (3,500,853)     (2,355,175)
                                                 ------------    -------------       ------------    ------------
Net increase/(decrease) from contract
 transactions .................................       303,500        2,246,354           (988,593)      1,287,060
                                                 ------------    -------------       ------------    ------------
Net increase/(decrease) in net assets .........     4,625,922        4,042,237          1,067,348       2,898,754
Net assets beginning of period ................     8,558,959        4,516,722         15,748,594      12,849,840
                                                 ------------    -------------       ------------    ------------
Net assets end of period ......................  $ 13,184,881    $   8,558,959       $ 16,815,942    $ 15,748,594
                                                 ============    =============       ============    ============
 Units issued during the period ...............       232,238          508,498            575,501         820,167
 Units redeemed during the period .............      (205,934)        (313,474)          (716,590)       (610,037)
                                                 ------------    -------------       ------------    ------------
 Net units issued/(redeemed)
  during the period ...........................        26,304          195,024           (141,089)        210,130
                                                 ============    =============       ============    ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         Janus Aspen
                                                         Series Mid                     Janus Aspen Series
                                                          Cap Value                      Worldwide Growth
                                                -----------------------------     -------------------------------
                                                     2006           2005                2006            2005
                                                -------------- --------------     --------------- ---------------
From operations:
 Net investment income/(loss) .................   $    8,494     $  134,424        $    187,835    $    150,235
 Net realized gain/(loss) .....................      192,848        141,979             (60,764)        365,574
 Net change in unrealized
  appreciation/(depreciation) .................       89,784        (80,818)          2,298,053         162,924
                                                  ----------     ----------        ------------    ------------
 Net increase/(decrease) in net assets from
  operations ..................................      291,126        195,585           2,425,124         678,733
                                                  ----------     ----------        ------------    ------------
Contract transactions:
 Payments received from contractowners ........       66,494        398,249           2,005,790       2,846,711
 Transfers between subaccounts, net ...........      (49,972)        94,701            (470,771)       (569,243)
 Transfers for contract benefits and
  terminations ................................     (223,509)      (354,631)         (2,374,637)     (6,788,023)
                                                  ----------     ----------        ------------    ------------
Net increase/(decrease) from contract
 transactions .................................     (206,987)       138,319            (839,618)     (4,510,555)
                                                  ----------     ----------        ------------    ------------
Net increase/(decrease) in net assets .........       84,139        333,904           1,585,506      (3,831,822)
Net assets beginning of period ................    2,206,672      1,872,768          14,126,604      17,958,426
                                                  ----------     ----------        ------------    ------------
Net assets end of period ......................   $2,290,811     $2,206,672        $ 15,712,110    $ 14,126,604
                                                  ==========     ==========        ============    ============
 Units issued during the period ...............       11,665         48,166             338,398         497,799
 Units redeemed during the period .............      (28,198)       (36,872)           (449,484)     (1,124,086)
                                                  ----------     ----------        ------------    ------------
 Net units issued/(redeemed)
  during the period ...........................      (16,533)        11,294            (111,086)       (626,287)
                                                  ==========     ==========        ============    ============


                                                           MFS(R)                             MFS(R)
                                                       Mid Cap Growth                     New Discovery
                                                -----------------------------     ------------------------------
                                                     2006           2005               2006            2005
                                                -------------- --------------     -------------- ---------------
From operations:
 Net investment income/(loss) .................   $   (4,106)    $   (3,546)        $   (5,460)   $      (7,826)
 Net realized gain/(loss) .....................      122,104         30,395            121,736           58,586
 Net change in unrealized
  appreciation/(depreciation) .................      (93,403)         9,877             10,958           10,994
                                                  ----------     ----------         ----------    -------------
 Net increase/(decrease) in net assets from
  operations ..................................       24,595         36,726            127,234           61,754
                                                  ----------     ----------         ----------    -------------
Contract transactions:
 Payments received from contractowners ........      297,141        333,825            225,947          289,655
 Transfers between subaccounts, net ...........      (49,193)       (40,279)          (156,896)        (542,179)
 Transfers for contract benefits and
  terminations ................................     (223,212)      (152,794)          (262,192)        (790,355)
                                                  ----------     ----------         ----------    -------------
Net increase/(decrease) from contract
 transactions .................................       24,736        140,752           (193,141)      (1,042,879)
                                                  ----------     ----------         ----------    -------------
Net increase/(decrease) in net assets .........       49,331        177,478            (65,907)        (981,125)
Net assets beginning of period ................    1,142,884        965,406          1,103,660        2,084,785
                                                  ----------     ----------         ----------    -------------
Net assets end of period ......................   $1,192,215     $1,142,884         $1,037,753    $   1,103,660
                                                  ==========     ==========         ==========    =============
 Units issued during the period ...............       31,494         34,965             38,069           50,757
 Units redeemed during the period .............      (29,207)       (20,444)           (53,518)        (141,764)
                                                  ----------     ----------         ----------    -------------
 Net units issued/(redeemed)
  during the period ...........................        2,287         14,521            (15,449)         (91,007)
                                                  ==========     ==========         ==========    =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           MFS(R)                            MFS(R)
                                                        Total Return                        Utilities
                                                -----------------------------     -----------------------------
                                                     2006           2005               2006           2005
                                                -------------- --------------     -------------- --------------
From operations:
 Net investment income/(loss) .................   $   75,801     $   65,976         $   25,269     $    1,849
 Net realized gain/(loss) .....................      241,432        258,869            210,961         80,965
 Net change in unrealized
  appreciation/(depreciation) .................      185,406       (218,644)           215,767         66,509
                                                  ----------     ----------         ----------     ----------
 Net increase/(decrease) in net assets from
  operations ..................................      502,639        106,201            451,997        149,323
                                                  ----------     ----------         ----------     ----------
Contract transactions:
 Payments received from contractowners ........    1,122,525        993,053            341,762        372,085
 Transfers between subaccounts, net ...........     (497,216)      (536,805)           257,070        202,651
 Transfers for contract benefits and
  terminations ................................     (536,717)      (585,546)          (374,258)      (147,460)
                                                  ----------     ----------         ----------     ----------
Net increase/(decrease) from contract
 transactions .................................       88,592       (129,298)           224,574        427,276
                                                  ----------     ----------         ----------     ----------
Net increase/(decrease) in net assets .........      591,231        (23,097)           676,571        576,599
Net assets beginning of period ................    4,521,502      4,544,599          1,236,789        660,190
                                                  ----------     ----------         ----------     ----------
Net assets end of period ......................   $5,112,733     $4,521,502         $1,913,360     $1,236,789
                                                  ==========     ==========         ==========     ==========
 Units issued during the period ...............      145,725         93,650             39,146         46,763
 Units redeemed during the period .............     (141,442)      (105,385)           (27,004)       (21,015)
                                                  ----------     ----------         ----------     ----------
 Net units issued/(redeemed)
  during the period ...........................        4,283        (11,735)            12,142         25,748
                                                  ==========     ==========         ==========     ==========


                                                      Morgan Stanley UIF               Morgan Stanley UIF
                                                           Core Plus                        Emerging
                                                         Fixed Income                     Markets Debt
                                                -------------------------------     -------------------------
                                                      2006            2005              2006         2005
                                                --------------- ---------------     ------------ ------------
From operations:
 Net investment income/(loss) .................  $    584,807     $   518,831        $  40,354    $  38,933
 Net realized gain/(loss) .....................       (16,666)        528,494            2,157       29,971
 Net change in unrealized
  appreciation/(depreciation) .................       (70,859)       (706,289)             893      (12,827)
                                                 ------------     -----------        ---------    ---------
 Net increase/(decrease) in net assets from
  operations ..................................       497,282         341,036           43,404       56,077
                                                 ------------     -----------        ---------    ---------
Contract transactions:
 Payments received from contractowners ........       324,714         445,591           44,915       68,206
 Transfers between subaccounts, net ...........      (935,223)      9,062,952          (18,636)     (90,593)
 Transfers for contract benefits and
  terminations ................................      (946,505)       (755,799)         (56,819)     (10,747)
                                                 ------------     -----------        ---------    ---------
Net increase/(decrease) from contract
 transactions .................................    (1,557,014)      8,752,744          (30,540)     (33,134)
                                                 ------------     -----------        ---------    ---------
Net increase/(decrease) in net assets .........    (1,059,732)      9,093,780           12,864       22,943
Net assets beginning of period ................    15,599,366       6,505,586          448,819      425,876
                                                 ------------     -----------        ---------    ---------
Net assets end of period ......................  $ 14,539,634     $15,599,366        $ 461,683    $ 448,819
                                                 ============     ===========        =========    =========
 Units issued during the period ...............        96,088       1,021,232            7,464        8,901
 Units redeemed during the period .............      (202,364)       (429,011)          (9,440)     (10,695)
                                                 ------------     -----------        ---------    ---------
 Net units issued/(redeemed)
  during the period ...........................      (106,276)        592,221           (1,975)      (1,794)
                                                 ============     ===========        =========    =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    Morgan Stanley UIF               Morgan Stanley UIF
                                                      Equity Growth                         Value
                                                --------------------------     -------------------------------
                                                     2006         2005               2006            2005
                                                ------------- ------------     --------------- ---------------
From operations:
 Net investment income/(loss) .................  $      (924)  $      40        $    188,596     $    26,371
 Net realized gain/(loss) .....................       52,990       1,466           1,408,367         306,040
 Net change in unrealized
  appreciation/(depreciation) .................      (47,920)     46,055             418,111         249,013
                                                 -----------   ---------        ------------     -----------
 Net increase/(decrease) in net assets from
  operations ..................................        4,146      47,561           2,015,074         581,424
                                                 -----------   ---------        ------------     -----------
Contract transactions:
 Payments received from contractowners ........       32,980      97,071             217,991         483,031
 Transfers between subaccounts, net ...........     (163,160)     10,067            (982,466)     10,019,281
 Transfers for contract benefits and
  terminations ................................     (112,740)    (29,288)         (1,185,710)       (915,101)
                                                 -----------   ---------        ------------     -----------
Net increase/(decrease) from contract
 transactions .................................     (242,920)     77,850          (1,950,185)      9,587,211
                                                 -----------   ---------        ------------     -----------
Net increase/(decrease) in net assets .........     (238,774)    125,411              64,889      10,168,635
Net assets beginning of period ................      364,656     239,245          13,137,439       2,968,804
                                                 -----------   ---------        ------------     -----------
Net assets end of period ......................  $   125,882   $ 364,656        $ 13,202,328     $13,137,439
                                                 ===========   =========        ============     ===========
 Units issued during the period ...............        5,429      17,819              49,903         764,212
 Units redeemed during the period .............      (32,419)     (8,093)           (166,188)       (131,102)
                                                 -----------   ---------        ------------     -----------
 Net units issued/(redeemed)
  during the period ...........................      (26,990)      9,726            (116,285)        633,110
                                                 ===========   =========        ============     ===========


                                                         Old Mutual                      Oppenheimer
                                                        Select Value                  Global Securities
                                                ----------------------------     ----------------------------
                                                     2006           2005              2006           2005
                                                -------------- -------------     -------------- -------------
From operations:
 Net investment income/(loss) .................   $   12,475    $    13,881        $    7,232    $    3,166
 Net realized gain/(loss) .....................       19,736         (6,386)          149,667        27,092
 Net change in unrealized
  appreciation/(depreciation) .................      202,247         26,324            93,737       119,207
                                                  ----------    -----------        ----------    ----------
 Net increase/(decrease) in net assets from
  operations ..................................      234,458         33,819           250,636       149,465
                                                  ----------    -----------        ----------    ----------
Contract transactions:
 Payments received from contractowners ........      223,631        256,657           598,751       701,443
 Transfers between subaccounts, net ...........        6,331        (32,744)           15,778        50,395
 Transfers for contract benefits and
  terminations ................................     (144,333)      (120,466)         (302,008)     (247,186)
                                                  ----------    -----------        ----------    ----------
Net increase/(decrease) from contract
 transactions .................................       85,629        103,447           312,521       504,652
                                                  ----------    -----------        ----------    ----------
Net increase/(decrease) in net assets .........      320,087        137,266           563,157       654,117
Net assets beginning of period ................      881,965        744,699         1,318,553       664,436
                                                  ----------    -----------        ----------    ----------
Net assets end of period ......................   $1,202,052    $   881,965        $1,881,710    $1,318,553
                                                  ==========    ===========        ==========    ==========
 Units issued during the period ...............       23,203         29,056            38,929        52,056
 Units redeemed during the period .............      (15,501)       (18,469)          (21,958)      (19,081)
                                                  ----------    -----------        ----------    ----------
 Net units issued/(redeemed)
  during the period ...........................        7,702         10,587            16,971        32,975
                                                  ==========    ===========        ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       Oppenheimer                    PIMCO Global
                                                     Main Street(R)                  Bond (Unhedged)
                                                -------------------------     -----------------------------
                                                    2006         2005              2006           2005
                                                ------------ ------------     -------------- --------------
From operations:
 Net investment income/(loss) .................  $   3,353    $   3,051         $   68,256     $   46,235
 Net realized gain/(loss) .....................      9,341        4,253            (15,410)        51,140
 Net change in unrealized
  appreciation/(depreciation) .................     67,247       21,036             42,794       (252,841)
                                                 ---------    ---------         ----------     ----------
 Net increase/(decrease) in net assets from
  operations ..................................     79,941       28,340             95,640       (155,466)
                                                 ---------    ---------         ----------     ----------
Contract transactions:
 Payments received from contractowners ........    181,819      260,894            569,764        682,596
 Transfers between subaccounts, net ...........    (24,267)     (11,370)            58,387       (175,153)
 Transfers for contract benefits and
  terminations ................................    (98,812)     (88,050)          (417,948)      (301,008)
                                                 ---------    ---------         ----------     ----------
Net increase/(decrease) from contract
 transactions .................................     58,740      161,474            210,203        206,435
                                                 ---------    ---------         ----------     ----------
Net increase/(decrease) in net assets .........    138,681      189,814            305,843         50,969
Net assets beginning of period ................    522,970      333,156          2,188,952      2,137,983
                                                 ---------    ---------         ----------     ----------
Net assets end of period ......................  $ 661,651    $ 522,970         $2,494,795     $2,188,952
                                                 =========    =========         ==========     ==========
 Units issued during the period ...............     13,414       21,689             60,287         62,510
 Units redeemed during the period .............     (9,170)      (8,557)           (45,677)       (48,309)
                                                 ---------    ---------         ----------     ----------
 Net units issued/(redeemed)
  during the period ...........................      4,244       13,132             14,610         14,201
                                                 =========    =========         ==========     ==========


                                                      PIMCO StocksPLUS                     T. Rowe Price
                                                      Growth and Income                    Equity Income
                                                -----------------------------     --------------------------------
                                                     2006           2005                2006            2005
                                                -------------- --------------     --------------- ----------------
From operations:
 Net investment income/(loss) .................   $  188,943     $   70,574        $    303,151    $      461,842
 Net realized gain/(loss) .....................      114,453         48,859           3,678,181         8,279,199
 Net change in unrealized
  appreciation/(depreciation) .................      245,560         (2,204)            459,036        (7,492,155)
                                                  ----------     ----------        ------------    --------------
 Net increase/(decrease) in net assets from
  operations ..................................      548,956        117,229           4,440,368         1,248,886
                                                  ----------     ----------        ------------    --------------
Contract transactions:
 Payments received from contractowners ........      833,387      1,041,643           1,256,407         3,662,416
 Transfers between subaccounts, net ...........     (169,413)       (78,635)         (3,232,066)      (16,398,886)
 Transfers for contract benefits and
  terminations ................................     (458,748)      (450,723)         (4,634,638)       (9,970,838)
                                                  ----------     ----------        ------------    --------------
Net increase/(decrease) from contract
 transactions .................................      205,226        512,285          (6,610,297)      (22,707,308)
                                                  ----------     ----------        ------------    --------------
Net increase/(decrease) in net assets .........      754,182        629,514          (2,169,929)      (21,458,422)
Net assets beginning of period ................    3,676,161      3,046,647          28,968,981        50,427,403
                                                  ----------     ----------        ------------    --------------
Net assets end of period ......................   $4,430,343     $3,676,161        $ 26,799,052    $   28,968,981
                                                  ==========     ==========        ============    ==============
 Units issued during the period ...............       66,662         93,966             175,491           349,409
 Units redeemed during the period .............      (50,876)       (51,001)           (584,241)       (1,836,261)
                                                  ----------     ----------        ------------    --------------
 Net units issued/(redeemed)
  during the period ...........................       15,786         42,965            (408,750)       (1,486,852)
                                                  ==========     ==========        ============    ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         T. Rowe Price
                                                        T. Rowe Price                       Personal
                                                     New America Growth                 Strategy Balanced
                                                -----------------------------     -----------------------------
                                                     2006           2005               2006           2005
                                                -------------- --------------     -------------- --------------
From operations:
 Net investment income/(loss) .................   $  (15,475)    $   (7,547)        $   36,724     $   33,690
 Net realized gain/(loss) .....................      214,701         57,986            212,503        269,338
 Net change in unrealized
  appreciation/(depreciation) .................      256,209        318,823              7,282       (125,299)
                                                  ----------     ----------         ----------     ----------
 Net increase/(decrease) in net assets from
  operations ..................................      455,435        369,262            256,509        177,729
                                                  ----------     ----------         ----------     ----------
Contract transactions:
 Payments received from contractowners ........      138,226        162,623            457,977        543,323
 Transfers between subaccounts, net ...........       93,349      6,121,299           (439,515)       831,303
 Transfers for contract benefits and
  terminations ................................     (511,228)       (86,236)          (384,899)      (746,861)
                                                  ----------     ----------         ----------     ----------
Net increase/(decrease) from contract
 transactions .................................     (279,653)     6,197,686           (366,437)       627,765
                                                  ----------     ----------         ----------     ----------
Net increase/(decrease) in net assets .........      175,782      6,566,948           (109,928)       805,494
Net assets beginning of period ................    7,132,282        565,334          2,855,423      2,049,929
                                                  ----------     ----------         ----------     ----------
Net assets end of period ......................   $7,308,064     $7,132,282         $2,745,495     $2,855,423
                                                  ==========     ==========         ==========     ==========
 Units issued during the period ...............       87,116        602,372            116,425        123,395
 Units redeemed during the period .............     (115,950)       (19,129)          (141,402)       (81,413)
                                                  ----------     ----------         ----------     ----------
 Net units issued/(redeemed)
  during the period ...........................      (28,834)       583,243            (24,977)        41,982
                                                  ==========     ==========         ==========     ==========


                                                          Van Eck                     Van Eck Worldwide
                                                      Worldwide Bond                  Emerging Markets
                                                ---------------------------     -----------------------------
                                                     2006          2005            2006 (s)         2005
                                                ------------- -------------     -------------- --------------
From operations:
 Net investment income/(loss) .................  $    44,704   $    33,182        $   11,062     $   (1,565)
 Net realized gain/(loss) .....................      (21,387)      (16,364)        1,002,489        219,968
 Net change in unrealized
  appreciation/(depreciation) .................       13,529       (42,630)          512,797        629,733
                                                 -----------   -----------        ----------     ----------
 Net increase/(decrease) in net assets from
  operations ..................................       36,846       (25,812)        1,526,348        848,136
                                                 -----------   -----------        ----------     ----------
Contract transactions:
 Payments received from contractowners ........        7,477       215,361           213,821        248,118
 Transfers between subaccounts, net ...........     (108,110)       19,464            75,345      2,373,331
 Transfers for contract benefits and
  terminations ................................     (245,379)     (132,853)         (807,096)      (313,848)
                                                 -----------   -----------        ----------     ----------
Net increase/(decrease) from contract
 transactions .................................     (346,012)      101,972          (517,930)     2,307,601
                                                 -----------   -----------        ----------     ----------
Net increase/(decrease) in net assets .........     (309,166)       76,160         1,008,418      3,155,737
Net assets beginning of period ................      604,364       528,204         3,927,465        771,728
                                                 -----------   -----------        ----------     ----------
Net assets end of period ......................  $   295,198   $   604,364        $4,935,883     $3,927,465
                                                 ===========   ===========        ==========     ==========
 Units issued during the period ...............        7,725        40,918            81,647        286,280
 Units redeemed during the period .............      (29,438)      (34,780)         (111,136)       (65,730)
                                                 -----------   -----------        ----------     ----------
 Net units issued/(redeemed)
  during the period ...........................      (21,712)        6,138           (29,489)       220,550
                                                 ===========   ===========        ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                      Van Eck Worldwide                   Van Kampen UIF
                                                         Hard Assets                    Global Value Equity
                                                ------------------------------     -----------------------------
                                                      2006           2005               2006           2005
                                                --------------- --------------     -------------- --------------
From operations:
 Net investment income/(loss) .................  $      (7,963)   $   (2,211)        $   16,864     $    7,323
 Net realized gain/(loss) .....................        807,008       280,218            171,853         31,535
 Net change in unrealized
  appreciation/(depreciation) .................       (316,440)      306,928             94,639         32,441
                                                 -------------    ----------         ----------     ----------
 Net increase/(decrease) in net assets from
  operations ..................................        482,605       584,935            283,356         71,299
                                                 -------------    ----------         ----------     ----------
Contract transactions:
 Payments received from contractowners ........         92,238       258,520            384,468        237,737
 Transfers between subaccounts, net ...........       (390,647)      994,201           (297,801)       102,613
 Transfers for contract benefits and
  terminations ................................       (823,366)     (512,935)          (102,317)      (132,040)
                                                 -------------    ----------         ----------     ----------
Net increase/(decrease) from contract
 transactions .................................     (1,121,775)      739,786            (15,650)       208,310
                                                 -------------    ----------         ----------     ----------
Net increase/(decrease) in net assets .........       (639,170)    1,324,721            267,706        279,609
Net assets beginning of period ................      2,076,492       751,771          1,451,647      1,172,038
                                                 -------------    ----------         ----------     ----------
Net assets end of period ......................  $   1,437,322    $2,076,492         $1,719,353     $1,451,647
                                                 =============    ==========         ==========     ==========
 Units issued during the period ...............         29,348        69,643             52,714         36,860
 Units redeemed during the period .............        (64,221)      (34,255)           (55,450)       (19,930)
                                                 -------------    ----------         ----------     ----------
 Net units issued/(redeemed)
  during the period ...........................        (34,873)       35,388             (2,736)        16,930
                                                 =============    ==========         ==========     ==========


                                                        Van Kampen UIF
                                                       U.S. Real Estate
                                                -------------------------------
                                                      2006            2005
                                                --------------- ---------------
From operations:
 Net investment income/(loss) .................  $     63,373    $      81,809
 Net realized gain/(loss) .....................     1,219,597        1,535,681
 Net change in unrealized
  appreciation/(depreciation) .................     1,432,963         (345,735)
                                                 ------------    -------------
 Net increase/(decrease) in net assets from
  operations ..................................     2,715,933        1,271,755
                                                 ------------    -------------
Contract transactions:
 Payments received from contractowners ........     1,274,060        1,738,483
 Transfers between subaccounts, net ...........       700,853        1,282,927
 Transfers for contract benefits and
  terminations ................................    (1,384,052)      (4,282,592)
                                                 ------------    -------------
Net increase/(decrease) from contract
 transactions .................................       590,861       (1,261,182)
                                                 ------------    -------------
Net increase/(decrease) in net assets .........     3,306,794           10,573
Net assets beginning of period ................     6,820,199        6,809,626
                                                 ------------    -------------
Net assets end of period ......................  $ 10,126,993    $   6,820,199
                                                 ============    =============
 Units issued during the period ...............       124,086          221,791
 Units redeemed during the period .............       (98,195)        (281,113)
                                                 ------------    -------------
 Net units issued/(redeemed)
  during the period ...........................        25,891          (59,322)
                                                 ============    =============

-------
(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005. (See Note 5)
(b) Commenced operations on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsible on September 9, 2005. (See Note 5)
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005. (See Note 5)
(e) EQ/Enterprise Moderate Allocation was substituted for EQ/Enterprise Managed on September 9, 2005. (see Note 5)
(f) EQ/Marsico Focus was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005. (See Note 5)
(g) EQ/Money Market was substituted for EQ/MONY Money Market on
    September 9, 2005.
(h) EQ/Montag & Caldwell was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005. (See Note 5)
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006. (See Note 5)
(j) EQ/Mercury International Value was substituted for Dreyfus VIF International Value on November 3, 2006. (See Note 5)
(k) AXA Premier VIP High Yield was substituted for Lord Abbett Bond Debenture on November 3, 2006. (See Note 5)
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006. (See Note 5)
(m) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006. (See Note 5)
(n) EQ/FI Mid Cap was substituted for Old Mutual Mid-Cap on November 3, 2006. (See Note 5)
(o) EQ/JPMorgan Bond was substituted for PIMCO Real Return on November 3, 2006. (See Note 5)
(p) EQ/Short Duration Bond was substituted for T. Rowe Price Limited Term Bond on November 3, 2006. (See Note 5)
(q) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on
    November 3, 2006. (See Note 5)
(r) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006. (See Note 5)
(s) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006. (See Note 5)
(t) Commenced operations on September 8, 2006.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS


1. Organization and Business

   MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004, AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Financial.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life policies which include (MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, MONY Variable Universal Life and Incentive LifeSM Legacy), and Survivorship Variable Universal Life) collectively, the "Variable Life Policies." These policies are issued by MONY America, which is a wholly- owned subsidiary of MONY.

   There are one hundred fifteen MONY America Variable Life subaccounts within the Variable Account, and each invests in only a corresponding portfolio of AIM Variable Insurance Funds, the Alger American Fund, AXA Premier VIP Trust ("VIP"), Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc., Dreyfus Variable Investment Fund, EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products (VIP), Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, Old Mutual Insurance Series Fund, PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., The Universal Institutional Funds, Inc., or Van Eck Worldwide Insurance Trust, collectively (the "Funds"). The Funds are registered under the 1940 Act as open-end, management investment companies. Prior to July 9, 2004, the Variable Account invested in the MONY Series Fund (the "Fund") and Enterprise Accumulation Trust (the "Trust"). Effective July 9, 2004, the Fund and the Trust merged into EQAT. The Fund and the Trust were affiliated with MONY America.

   Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from MONY America. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's assets attributable to the Variable Life policies will not be charged with liabilities arising out of other business MONY America may conduct.

   The Variable Account consists of the following variable investment options:


   o AIM V.I. Basic Value                        o Dreyfus VIF Appreciation
   o AIM V.I. Financial Services                 o Dreyfus VIF Small Company Stock
   o AIM V.I. Global Health Care                 o EQ/AllianceBernstein Common Stock
   o AIM V.I. Mid Cap Core Equity                o EQ/AllianceBernstein Growth and Income
   o AIM V.I. Technology                         o EQ/AllianceBernstein International
   o Alger American Balanced                     o EQ/AllianceBernstein Large Cap Growth
   o Alger American MidCap Growth                o EQ/AllianceBernstein Quality Bond
   o AXA Aggressive Allocation                   o EQ/AllianceBernstein Small Cap Growth
   o AXA Conservative Allocation                 o EQ/AllianceBernstein Value
   o AXA Conservative-Plus Allocation            o EQ/Ariel Appreciation II
   o AXA Moderate Allocation                     o EQ/Bond Index(1)
   o AXA Moderate-Plus Allocation                o EQ/Boston Advisors Equity Income
   o AXA Premier VIP Aggressive Equity           o EQ/Calvert Socially Responsible
   o AXA Premier VIP Core Bond                   o EQ/Capital Guardian Growth
   o AXA Premier VIP Health Care                 o EQ/Capital Guardian International
   o AXA Premier VIP High Yield                  o EQ/Capital Guardian Research
   o AXA Premier VIP International Equity        o EQ/Capital Guardian U.S. Equity
   o AXA Premier VIP Large Cap Core Equity       o EQ/Caywood-Scholl High Yield Bond
   o AXA Premier VIP Large Cap Growth            o EQ/Enterprise Moderate Allocation
   o AXA Premier VIP Large Cap Value             o EQ/Equity 500 Index
   o AXA Premier VIP Mid Cap Growth              o EQ/Evergreen International Bond
   o AXA Premier VIP Mid Cap Value               o EQ/Evergreen Omega
   o AXA Premier VIP Technology                  o EQ/FI Mid Cap
   o Dreyfus IP Small Cap Stock Index            o EQ/FI Mid Cap Value
   o Dreyfus Stock Index Fund, Inc.              o EQ/GAMCO Mergers and Acquisitions

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


1. Organization and Business (Continued)


   o EQ/GAMCO Small Company Value                 o Fidelity VIP Growth Opportunities
   o EQ/Government Securities                     o Franklin Income Securities
   o EQ/International Growth                      o Franklin Rising Dividends Securities
   o EQ/JPMorgan Core Bond                        o Franklin Zero Coupon 2010
   o EQ/JPMorgan Value Opportunities              o Janus Aspen Series Balanced
   o EQ/Janus Large Cap Growth                    o Janus Aspen Series Flexible Bond
   o EQ/Legg Mason Value Equity                   o Janus Aspen Series Forty
   o EQ/Long Term Bond                            o Janus Aspen Series International Growth
   o EQ/Lord Abbett Growth and Income             o Janus Aspen Series Mid Cap Growth
   o EQ/Lord Abbett Large Cap Core                o Janus Aspen Series Mid Cap Value
   o EQ/Lord Abbett Mid Cap Value                 o Janus Aspen Series Worldwide Growth
   o EQ/Marsico Focus                             o MFS(R) Mid Cap Growth
   o EQ/Mercury Basic Value Equity                o MFS(R) New Discovery
   o EQ/Mercury International                     o MFS(R) Total Return
   o EQ/MFS Emerging Growth Companies             o MFS(R) Utilities
   o EQ/MFS Investors Trust                       o Morgan Stanley UIF Core Plus Fixed Income
   o EQ/Money Market                              o Morgan Stanley UIF Emerging Markets Debt
   o EQ/Montag & Caldwell Growth                  o Morgan Stanley UIF Equity Growth
   o EQ/PIMCO Real Return                         o Morgan Stanley UIF Value
   o EQ/Short Duration Bond                       o Old Mutual Select Value
   o EQ/Small Cap Value                           o Oppenheimer Global Securities
   o EQ/Small Company Growth(2)                   o Oppenheimer Main Street(R)
   o EQ/Small Company Index                       o PIMCO Global Bond (Unhedged)
   o EQ/TCW Equity                                o PIMCO StocksPLUS Growth and Income
   o EQ/UBS Growth and Income                     o T. Rowe Price Equity Income
   o EQ/Van Kampen Comstock                       o T. Rowe Price New America Growth
   o EQ/Van Kampen Emerging Markets Equity        o T. Rowe Price Personal Strategy Balanced
   o EQ/Van Kampen Mid Cap Growth                 o Van Eck Worldwide Bond
   o EQ/Wells Fargo Montgomery Small Cap          o Van Eck Worldwide Emerging Markets
   o Fidelity VIP Asset Manager                   o Van Eck Worldwide Hard Assets
   o Fidelity VIP Contrafund(R)                   o Van Kampen UIF Global Value Equity(3)
   o Fidelity VIP Growth                          o Van Kampen UIF U.S. Real Estate(3)
   o Fidelity VIP Growth and Income

----------
(1) Formerly known as EQ/Intermediate Term Bond
(2) Formerly known as EQ/Bear Stearns Small Company Growth
(3) Known as Morgan Stanley UIF...with respect to MONY Corporate Sponsored Variable Universal Life

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


1. Organization and Business (Concluded)

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the contractowners.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments:

   The investment in shares of each of the respective Funds is stated at value which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the EQ/Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

   Due to and Due From:

   Amounts due to/from MONY America and amounts due to/from respective funds generally represent premiums, surrenders and death benefits, as well as amounts transferred among the various funds by contractowners.

   Investment Transactions and Investment Income:

   Investments in the Funds are recorded on the trade date. Dividend income and net realized gain distributions are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the Funds. Realized gains and losses include: (1) gains and losses on the redemptions of investments in the Funds (determined on the identified cost basis), and (2) distributions representing the net realized gains on investments transactions.

   Contract Payments and Transfers:

   Payments received from contractowners represent contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the Guaranteed Interest Account with Market Value Adjustment, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes.

   Transfers between funds including the Guaranteed Interest Account with Market Value Adjustment, net, are amounts that contractowners have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment may not be less than the aggregate of the contractowner accounts allocated to that variable investment option. Additional assets are set-aside in MONY America's General Account to provide for other policy benefits, as required by state law. MONY America's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract maintenance charges are administrative charges and cost of insurance charges, if applicable.

   Taxes:

   The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life policies participating in the Variable Account by reasons of applicable provisions of the Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


3. Related Party Transactions

   MONY America is the legal owner of the assets held by the Variable Account. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be chargeable with liabilities arising out of any other business MONY America may conduct.

   Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

   The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the Policy in each subaccount ("fund value") to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the contractowners. These deductions are treated as contractowner redemptions by the Variable Account. The amount deducted for the Variable Account for the year ended December 31, 2006 aggregated to $124,604,373.

   MONY America received administrative fees directly from certain Funds for maintaining and servicing contractowner's accounts. During the year ended December 31, 2006, MONY America received $737,680 in aggregate from certain Funds in connection with MONY America Life subaccounts.

   Investment Manager and Advisors:

   EQAT and VIP have the right to issue two classes of shares--Class A and Class
   B. The class of shares offered by EQAT and VIP ("Class B Shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by EQAT and VIP. The Rule 12b-1 Plans provide that EQAT and VIP, on behalf of each portfolio, may charge, annually, the average daily net assets of a portfolio the applicable 12b-1 fee, attributable to its Class B shares, in respect of activities primarily intended to result in the sale of Class B shares. These fees are reflected in the net asset value of the shares.

   AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, serves as investment manager of EQAT and VIP. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly manage the portfolios. Fees generally vary depending on net asset levels of individual portfolios, and range, for EQAT and VIP, from a low of 0.10% to a high of 1.20% of average daily net assets. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the portfolios, including the fees of the advisors of each portfolio.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/Bernstein Diversified Value, EQ/Equity 500 Index, and EQ/Small Company Index, as well as a portion of AXA Premier VIP Aggressive Equity, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, AXA Premier VIP Mid Cap Growth, AXA Premier VIP Technology. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

   In the fourth quarter of 2005, AXA Financial completed its sale of the Advest Group to Merrill Lynch, Pierce, Fenner & Smith. Boston Advisors is the Advest Group's investment advisory firm and served as investment advisor to certain EQAT portfolios: EQ/Boston Advisors Equity Income, EQ/Government Securities, EQ/Intermediate Term Bond, EQ/Long Term Bond, EQ/Money Market, and EQ/Short Duration Bond. Upon completion of the sale of the Advest Group, Boston Advisors ceased to be an affiliate of AXA Financial.

   Contract Distribution and Principal Underwriter:

   AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") are distributors and principal underwriters of the Variable Life policies and the Variable Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

   The Variable Life policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


3. Related Party Transactions (Concluded)

   During the year ended December 31, 2004, and the period January 1, 2005 through June 5, 2005, MONY Securities Corporation ("MONY Securities") served as distributor and principal underwriter of the Variable Life policies and the Variable Account. Effective June 6, 2005, subsequent to regulatory approval, registered representatives of MONY Securities became registered representatives of AXA Advisors.

4. Investment Transactions

   Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2006 were as follows:

                                                                                Proceeds from
  MONY America Variable Account L Subaccounts:     Cost of Shares Acquired     Shares Redeemed
-----------------------------------------------   -------------------------   ----------------
AIM V.I. Basic Value ..........................          $   473,368             $   268,119
AIM V.I. Financial Services ...................               68,652                  70,189
AIM V.I. Global Health Care ...................              205,320                 199,179
AIM V.I. Mid Cap Core Equity ..................              152,018                 114,187
AIM V.I. Technology ...........................               97,127                  98,880
Alger American Balanced .......................            1,419,001               1,900,442
Alger American MidCap Growth ..................            3,290,159               4,151,592
AXA Aggressive Allocation .....................              275,919                  34,615
AXA Conservative Allocation ...................                  789                      --
AXA Conservative-Plus Allocation ..............               14,626                   7,631
AXA Moderate Allocation .......................              255,316                   9,107
AXA Moderate-Plus Allocation ..................              647,844                  32,291
AXA Premier VIP Aggressive Equity .............                7,189                     141
AXA Premier VIP Core Bond .....................               21,823                      --
AXA Premier VIP Health Care ...................                1,184                      33
AXA Premier VIP High Yield ....................              213,863                  49,191
AXA Premier VIP International Equity ..........                8,002                      79
AXA Premier VIP Large Cap Core Equity .........                4,254                      61
AXA Premier VIP Large Cap Growth ..............                8,578                      41
AXA Premier VIP Lagre Cap Value ...............               38,997                      88
AXA Premier VIP Mid Cap Growth ................                5,447                     318
AXA Premier VIP Mid Cap Value .................               15,809                     298
AXA Premier VIP Technology ....................                4,571                     180
Dreyfus IP Small Cap Stock Index ..............              981,483               2,201,042
Dreyfus Stock Index Fund, Inc. ................           16,075,707              11,874,658
Dreyfus VIF Appreciation ......................              292,560                 440,889
Dreyfus VIF Small Company Stock ...............              950,467               1,795,148
EQ/AllianceBernstein Common Stock .............               47,195                   1,295
EQ/AllianceBernstein Growth & Income ..........               18,595                   2,149
EQ/AllianceBernstein International ............              894,932                 123,814
EQ/AllianceBernstein Large Cap Growth .........                1,643                      33
EQ/AllianceBernstein Quality Bond .............                3,663                      20
EQ/AllianceBernstein Small Cap Growth .........                9,121                      71
EQ/AllianceBernstein Value ....................              100,150                     695
EQ/Ariel Apreciation II .......................                  527                     291
EQ/Bond Index .................................              924,194               1,687,237
EQ/Boston Advisors Equity Income ..............            2,429,714               1,349,183
EQ/Calvert Socially Responsible ...............               76,625                  73,609
EQ/Capital Guardian Growth ....................               19,649                      21
EQ/Capital Guardian International .............                2,266                      44
EQ/Capital Guardian Research ..................              110,861                 195,371
EQ/Capital Guardian U.S. Equity ...............                  677                      69
EQ/Caywood-Scholl High Yield Bond .............            1,749,194               3,075,741
EQ/Enterprise Moderate Allocation .............            9,324,669              14,905,525

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


4. Investment Transactions (Continued)


                                                                                  Proceeds from
   MONY America Variable Account L Subaccounts:      Cost of Shares Acquired     Shares Redeemed
-------------------------------------------------   -------------------------   ----------------
EQ/Equity 500 Index .............................          $    18,319             $     2,040
EQ/Evergreen International Bond .................                9,902                     122
EQ/Evergreen Omega ..............................                  138                       2
EQ/FI Mid Cap ...................................              208,669                  63,292
EQ/FI Mid Cap Value .............................               34,904                     672
EQ/GAMCO Mergers and Acquisitions ...............               20,956                     337
EQ/GAMCO Small Company Value ....................            9,898,388              11,745,163
EQ/Government Securities ........................            2,678,338               4,156,536
EQ/International Growth .........................            3,014,849               2,216,006
EQ/JPMorgan Core Bond ...........................              824,860                 219,782
EQ/JPMorgan Value Opportunities .................                2,900                     126
EQ/Janus Large Cap Growth .......................                  519                      28
EQ/Legg Mason Value Equity ......................               10,075                      10
EQ/Long Term Bond ...............................            1,613,259               1,916,121
EQ/Lord Abbett Growth and Income ................              576,948                 296,370
EQ/Lord Abbett Large Cap Core ...................                1,592                      --
EQ/Lord Abbett Mid Cap Value ....................              458,216                 286,150
EQ/Marsico Focus ................................            1,391,549               1,504,660
EQ/Mercury Basic Value Equity ...................               14,292                     258
EQ/Mercury International Value ..................              896,238                 895,033
EQ/MFS Emerging Growth Companies ................                5,798                       5
EQ/MFS Investors Trust ..........................                  690                      --
EQ/Money Market .................................           34,535,030              19,329,657
EQ/Montag & Caldwell Growth .....................            4,456,524               7,329,471
EQ/PIMCO Real Return ............................            3,012,413              11,238,972
EQ/Short Duration Bond ..........................              190,924                  86,687
EQ/Small Cap Value ..............................                4,216                     315
EQ/Small Company Growth .........................            2,363,615               2,737,575
EQ/Small Company Index ..........................               34,948                     218
EQ/TCW Equity ...................................            3,327,419               9,995,801
EQ/UBS Growth and Income ........................            1,823,410               2,668,167
EQ/Van Kampen Comstock ..........................                6,571                      21
EQ/Van Kampen Emerging Markets Equity ...........              198,772                  41,227
EQ/Van Kampen Mid Cap Growth ....................                1,577                      85
EQ/Wells Fargo Montgomery Small Cap .............               10,876                     402
Fidelity VIP Asset Manager ......................               37,864                  59,712
Fidelity VIP Contrafund(R) ......................           10,449,804               7,806,884
Fidelity VIP Growth .............................            2,048,526               3,510,129
Fidelity VIP Growth and Income ..................              213,871                 312,425
Fidelity VIP Growth Opportunities ...............              356,810                 578,746
Franklin Income Securities ......................              370,923                 193,638
Franklin Rising Dividends Securities ............              211,890                  78,867
Franklin Zero Coupon 2010 .......................               24,831                   7,930
Janus Aspen Series Balanced .....................            1,021,839                 988,432
Janus Aspen Series International Growth .........            3,306,617               2,814,824
Janus Aspen Series Flexible Bond ................            1,112,807               1,373,016
Janus Aspen Series Forty ........................            2,237,321               2,661,493
Janus Aspen Series Mid Cap Growth ...............            3,019,972               4,073,436
Janus Aspen Series Mid Cap Value ................              263,347                 363,484
Janus Aspen Series Worldwide Growth .............            1,754,767               2,406,550
MFS(R) Mid Cap Growth ...........................              288,003                 228,930
MFS(R) New Discovery ............................              424,902                 601,184
MFS(R) Total Return .............................            1,821,735               1,528,674
MFS(R) Utilities ................................              759,694                 450,406

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


4. Investment Transactions (Concluded)

                                                                                    Proceeds from
    MONY America Variable Account L Subaccounts:       Cost of Shares Acquired     Shares Redeemed
---------------------------------------------------   -------------------------   ----------------
Morgan Stanley UIF Core Plus Fixed Income .........           $1,986,974             $2,876,234
Morgan Stanley UIF Emerging Markets Debt ..........              173,356                154,188
Morgan Stanley UIF Equity Growth ..................               44,690                288,534
Morgan Stanley UIF Value ..........................            2,148,248              2,585,719
Old Mutual Select Value ...........................              200,482                102,379
Oppenheimer Global Securities .....................              682,991                283,928
Oppenheimer Main Street(R) ........................              130,686                 68,592
PIMCO Global Bond (Unhedged) ......................              733,176                454,746
PIMCO StocksPLUS Growth and Income ................              730,557                336,388
T. Rowe Price Equity Income .......................            3,408,270              9,007,855
T. Rowe Price New America Growth ..................            1,020,064              1,221,180
T. Rowe Price Personal Strategy Balanced ..........            1,136,694              1,396,539
Van Eck Worldwide Bond ............................              159,405                460,713
Van Eck Worldwide Emerging Markets ................            1,709,079              1,807,345
Van Eck Worldwide Hard Assets .....................            1,016,411              2,018,688
Van Kampen UIF Global Value Equity(1) .............              707,540                648,570
Van Kampen UIF U.S. Real Estate(1) ................            2,906,118              1,677,363

----------
(1) Includes the cost and proceeds of Morgan Stanley UIF with respect to MONY Corporate Sponsored Variable Universal Life.

5. Substitutions/Reorganizations

   Substitution transactions that occurred at the date indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.

-----------------------------------------------------------------------------------------------------
 November 3, 2006          Removed Portfolio                     Surviving Portfolio
-----------------------------------------------------------------------------------------------------
                           The Dreyfus Socially Responsible
                           Growth Fund, Inc.                     EQ/Calvert Socially Responsible
-----------------------------------------------------------------------------------------------------
Shares                          56,329                               184,521
Value                      $     27.68                           $      8.45
Net assets before merger   $ 1,559,199                           $        --
Net assets after merger    $        --                           $ 1,559,199
-----------------------------------------------------------------------------------------------------
                           Dreyfus VIF International Value       EQ/Mercury International Value
-----------------------------------------------------------------------------------------------------
Shares                         621,451                               679,849
Value                      $     18.51                           $     16.92
Net assets before merger   $11,503,052                           $        --
Net assets after merger    $        --                           $11,503,052
-----------------------------------------------------------------------------------------------------
                           Lord Abbett Bond Debenture            AXA Premier VIP High Yield
-----------------------------------------------------------------------------------------------------
Shares                         110,950                               231,303
Value                      $     12.30                           $      5.90
Net assets before merger   $ 1,364,689                           $        --
Net assets after merger    $        --                           $ 1,364,689
-----------------------------------------------------------------------------------------------------
                                                                 EQ/Lord Abbett Growth and
                           Lord Abbett Growth and Income         Income
-----------------------------------------------------------------------------------------------------
Shares                         234,201                               573,550
Value                      $     29.51                           $     12.05
Net assets before merger   $ 6,911,280                           $        --
Net assets after merger    $        --                           $ 6,911,280
-----------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


5. Substitutions/Reorganizations (Continued)


-----------------------------------------------------------------------------------------------------
 November 3, 2006          Removed Portfolio                      Surviving Portfolio
-----------------------------------------------------------------------------------------------------
                           Lord Abbett Mid Cap Value              EQ/Lord Abbett Mid Cap Value
-----------------------------------------------------------------------------------------------------
Shares                         657,229                              1,231,147
Value                      $     22.61                            $     12.07
Net assets before merger   $14,859,947                            $        --
Net assets after merger    $        --                            $14,859,947
-----------------------------------------------------------------------------------------------------
                           Old Mutual Mid-Cap                     EQ/FI Mid Cap
-----------------------------------------------------------------------------------------------------
Shares                         159,983                                253,257
Value                      $     16.97                            $     10.72
Net assets before merger   $ 2,714,910                            $        --
Net assets after merger    $        --                            $ 2,714,910
-----------------------------------------------------------------------------------------------------
                           PIMCO Real Return                      EQ/JPMorgan Core Bond
-----------------------------------------------------------------------------------------------------
Shares                       1,158,558                              1,264,623
Value                      $     12.40                            $     11.36
Net assets before merger   $14,366,119                            $        --
Net assets after merger    $        --                            $14,366,119
-----------------------------------------------------------------------------------------------------
                           T. Rowe Price Limited-Term Bond        EQ/Short Duration Bond
-----------------------------------------------------------------------------------------------------
Shares                         551,487                                261,795
Value                      $      4.88                            $     10.28
Net assets before merger   $ 2,691,256                            $        --
Net assets after merger    $        --                            $ 2,691,256
-----------------------------------------------------------------------------------------------------
                           T. Rowe Price Prime Reserve            EQ/Money Market
-----------------------------------------------------------------------------------------------------
Shares                       6,691,638                              6,691,638
Value                      $      1.00                            $      1.00
Net assets before merger   $ 6,691,638                            $46,795,196
Net assets after merger    $        --                            $53,486,834
-----------------------------------------------------------------------------------------------------
                           T. Rowe Price International Stock      EQ/AllianceBernstein International
-----------------------------------------------------------------------------------------------------
Shares                         346,476                                400,142
Value                      $     17.00                            $     14.72
Net assets before merger   $ 5,890,089                            $        --
Net assets after merger    $        --                              5,890,089
-----------------------------------------------------------------------------------------------------
                           Van Kampen UIF Emerging                EQ/Van Kampen Emerging Markets
                           Markets Equity                         Equity
-----------------------------------------------------------------------------------------------------
Shares                          65,607                                 73,008
Value                      $     17.46                            $     15.69
Net assets before merger   $ 1,145,496                            $        --
Net assets after merger    $        --                            $ 1,145,496
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 September 9, 2005         Removed Portfolio                      Surviving Portfolio
-----------------------------------------------------------------------------------------------------
                           EQ/Enterprise Capital
                           Appreciation                           EQ/Marsico Focus
-----------------------------------------------------------------------------------------------------
Shares -- Class B            1,487,570                                726,624
Value -- Class B           $      7.41                            $     15.17
Net assets before merger   $11,022,891                            $       --
Net assets after merger    $       --                             $11,022,891
-----------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


5. Substitutions/Reorganizations (Concluded)


-----------------------------------------------------------------------------------------------------
 September 9, 2005         Removed Portfolio                  Surviving Portfolio
-----------------------------------------------------------------------------------------------------
                           EQ/Enterprise Global Socially
                           Responsive                          EQ/Calvert Socially Responsible
-----------------------------------------------------------------------------------------------------
Shares -- Class B               21,958                             31,047
Value -- Class B           $     11.58                        $      8.19
Net assets before merger   $   254,279                        $       --
Net assets after merger    $       --                         $   254,279
-----------------------------------------------------------------------------------------------------
                           EQ/Enterprise Multi-Cap Growth     EQ/Montag & Caldwell Growth
-----------------------------------------------------------------------------------------------------
Shares -- Class B            1,239,976                          2,053,786
Value -- Class B           $      8.53                        $      5.15
Net assets before merger   $10,576,997                        $50,534,962
Net assets after merger    $       --                         $61,111,959
-----------------------------------------------------------------------------------------------------
                           EQ/MONY Diversified                EQ/Capital Guardian Research
-----------------------------------------------------------------------------------------------------
Shares -- Class A               97,353                             92,387
Value -- Class A           $     11.72                        $     12.35
Net assets before merger   $ 1,140,981                        $       --
Net assets after merger    $       --                         $ 1,140,981
-----------------------------------------------------------------------------------------------------
                           EQ/MONY Equity Growth              EQ/Capital Guardian Research
-----------------------------------------------------------------------------------------------------
Shares -- Class A               48,134                             79,275
Value -- Class A           $     20.34                        $     12.35
Net assets before merger   $   979,043                        $       --
Net assets after merger    $       --                         $   979,043
-----------------------------------------------------------------------------------------------------
                           EQ/MONY Equity Income              EQ/Boston Advisors Equity Income
-----------------------------------------------------------------------------------------------------
Shares -- Class A               40,609                             96,697
Value -- Class A           $       --                         $ 1,564,848
Shares -- Class B                15.43                               6.48
Value -- Class B           $       --                         $      6.49
Net assets before merger   $   626,595                        $10,155,864
Net assets after merger    $       --                         $10,782,459
-----------------------------------------------------------------------------------------------------
                           EQ/MONY Money Market               EQ/Money Market
-----------------------------------------------------------------------------------------------------
Shares -- Class A           43,257,705                         43,257,705
Value -- Class A           $         1                        $         1
Net assets before merger   $43,257,705                        $       --
Net assets after merger    $       --                         $43,257,705
-----------------------------------------------------------------------------------------------------

Effective September 9, 2005, as part of a reorganization, EQ/Enterprise Managed became EQ/Enterprise Moderate Allocation. This reorganization changed the strategy to that of an allocation portfolio. The reorganization had no effect on the value of contractowners' units, and did not constitute a taxable event.


6. Financial Highlights

The Variable Life Insurance Policies have unique combinations of features and fees that are charged against the contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Financial highlights for the years ended December 31, 2006, 2005 and 2004 are presented respectively in the same table. The tables for the years ended December 31, 2003 and prior are presented individually. Upon the adoption of the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies for the year ended December 31, 2003, which requires the disclosure of ranges for certain financial highlight information, the range of expense ratios was presented only for those product designs that had units outstanding during the year. For the year ended December 31, 2004 and

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

   going forward, the range of expense ratios is presented across all product designs offered within each subaccount. Therefore, the expense ratios presented in the financial highlights may include product designs that did not have units outstanding during the year, but were available to contractowners within each subaccount.

   During the year ended December 31, 2003, the Variable Account combined all subaccounts investing in the same class of the same portfolio of the Funds. The financial highlights for the years ended December 31, 2003 are presented for each Portfolio of the Funds rather than each Variable Life Policy, as if the accounts were combined on January 1, 2003. Combining these subaccounts had no effect on the net assets of the subaccounts or the unit values of the Variable Life Policies.

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, unit values may fall outside of the ranges presented in the financial highlights.

   Contractowner Charges:

   There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

   The charges below are the current annual charges deducted from the net assets of the Variable Accounts, or from the fund value. Higher charges may be permitted under the terms of the various policies.

   Mortality & Expense Risk Charge: This charge is deducted daily from the net assets of the Variable Accounts, and ranges from a low of 0% to a high of 0.75%.

   Monthly per $1,000 Specified Amount Charge: This charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Contract, and is a percentage or dollar value of the Specified Amount. This charge varies based on a number of factors, including issue age, gender and risk class.

   Administrative Charge: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $5 to a high of $31.50.

   Cost of Insurance: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

   Transfer Charge: MLOA does not currently assess this charge, but reserves the right to impose a transfer charge for each transfer requested by the contractowner.

   Partial Surrender Charge: This charge is assessed when a contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $10 to a high of $25.

   Surrender Charge: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

   Medical Underwriting Charge: The charge is a flat fee of $5, and deducted monthly from fund value for the three policy years on policies that were issued on a medically underwritten basis.

   Guaranteed Issue Charge: This charge is applicable only to Corporate Sponsored Variable Universal Life contractowners. The charge is a flat fee of $3, and deducted monthly from fund value for the three policy years on policies that were issued on a guaranteed issue basis.

   Reinstatement Fee: This charge is applicable only to Corporate Sponsored Variable Universal Life contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

   Loan interest rate spread: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 0.75% depending on the policy year.

   Illustration Projection Report Charge: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                                       At December 31,
                                                  ----------------------------------------------------------------------------------
                                                                Units                                Unit Value
                                                             Outstanding                         Lowest to Highest
                                                  --------------------------------- ------------------------------------------------
                                                      2006       2005       2004            2006           2005             2004
                                                  ---------- ---------- ----------- --------------  ---------------- ---------------
AIM V.I. Basic Value ............................    52,276     40,075     25,703          $ 15.11         $ 13.39          $ 12.71
AIM V.I. Financial Services .....................    24,344     24,885     22,484   14.95 to 14.98  12.87 to 12.88   12.15 to 12.21
AIM V.I. Global Health Care .....................    57,268     56,716     48,255   12.53 to 13.32  11.95 to 12.66   11.09 to 11.70
AIM V.I. Mid Cap Core Equity ....................    25,429     25,675     12,018            15.21           13.72            12.79
AIM V.I. Technology .............................    16,469     16,815     11,137    9.89 to 12.93   8.98 to 11.70    8.82 to 11.45
Alger American Balanced .........................   254,554    310,590    234,698   12.63 to 13.26  12.10 to 12.66   11.20 to 11.68
Alger American MidCap Growth ....................   562,535    694,811    795,608   14.68 to 16.03  13.37 to 14.55   12.22 to 13.25
AXA Aggressive Allocation (t) ...................     1,604         --         --           155.98              --               --
AXA Conservative Allocation (t) .................         7         --         --           118.42              --               --
AXA Conservative-Plus Allocation (t) ............        54         --         --           126.43              --               --
AXA Moderate Allocation (t) .....................     1,805         --         --           137.35              --               --
AXA Moderate-Plus Allocation (t) ................     4,162         --         --           147.77              --               --
AXA Premier VIP Aggressive Equity (t) ...........        81         --         --            91.14              --               --
AXA Premier VIP Core Bond (t) ...................       178         --         --           123.10              --               --
AXA Premier VIP Health Care (t) .................         9         --         --           129.34              --               --
AXA Premier VIP High Yield (k) (t) ..............    94,562         --         --  14.32 to 133.89              --               --
AXA Premier VIP International Equity (t) ........        34         --         --           235.00              --               --
AXA Premier VIP Large Cap Core Equity (t) .......        25         --         --           164.10              --               --
AXA Premier VIP Large Cap Growth (t) ............        59         --         --           140.62              --               --
AXA Premier VIP Lagre Cap Value (t) .............       206         --         --           186.58              --               --
AXA Premier VIP Mid Cap Growth (t) ..............        27         --         --           181.19              --               --
AXA Premier VIP Mid Cap Value (t) ...............       103         --         --           149.00              --               --
AXA Premier VIP Technology (t) ..................        24         --         --           184.01              --               --
Dreyfus IP Small Cap Stock Index ................   343,123    429,609    535,123   17.01 to 17.47  14.87 to 15.32   13.87 to 14.34
Dreyfus Stock Index Fund, Inc. .................. 5,170,800  4,991,017  5,287,785   10.08 to 17.12   8.79 to 14.82    8.46 to 14.16
Dreyfus VIF Appreciation ........................    58,690     69,510    156,178            17.12           14.70            14.08
Dreyfus VIF Small Company Stock .................   121,114    193,435    210,630            16.44           14.82            14.69
EQ/AllianceBernstein Common Stock (t) ...........       594         --         --           111.99              --               --
EQ/AllianceBernstein Growth and Income (t) ......       100         --         --           160.97              --               --
EQ/AllianceBernstein International (r) (t) ......   434,580         --         --            14.96              --               --
EQ/AllianceBernstein Large Cap Growth (t) .......        21         --         --            77.95              --               --
EQ/AllianceBernstein Quality Bond (t) ...........        25         --         --           146.64              --               --
EQ/AllianceBernstein Small Cap Growth (t) .......        50         --         --           176.25              --               --
EQ/AllianceBernstein Value (t) ..................       616         --         --           157.30              --               --
EQ/Ariel Apreciation II (t) .....................         2         --         --           115.56              --               --
EQ/Bond Index ...................................   451,053    524,306    881,866   15.06 to 16.92  14.50 to 16.41   14.37 to 16.39
EQ/Boston Advisors Equity Income (a) ............   816,030    793,136    640,936  13.66 to 132.07  11.86 to 13.80   11.25 to 13.04
EQ/Calvert Socially Responsible (b) (c) (i) .....   221,898     25,267         --    8.82 to 99.90           10.43               --
EQ/Capital Guardian Growth (t) ..................       236         --         --            83.22              --               --
EQ/Capital Guardian International (t) ...........        15         --         --           148.97              --               --
EQ/Capital Guardian Research (b) (d) ............   180,664    186,997         --  11.60 to 146.37           10.39               --
EQ/Capital Guardian U.S. Equity (t) .............         4         --         --           139.41              --               --
EQ/Caywood-Scholl High Yield Bond ...............   660,054    771,737    908,434   17.72 to 22.06  16.42 to 20.58   15.98 to 20.19
EQ/Enterprise Moderate Allocation (e) ........... 4,911,337  5,284,500  5,509,579   13.30 to 24.20  12.07 to 22.13   11.48 to 21.20
EQ/Equity 500 Index (t) .........................       330         --         --           110.89              --               --
EQ/Evergreen International Bond (t) .............        96         --         --           101.15              --               --
EQ/Evergreen Omega (t) ..........................         1         --         --            97.08              --               --
EQ/FI Mid Cap (n) (t) ...........................   172,176         --         --  15.84 to 140.14              --               --
EQ/FI Mid Cap Value (t) .........................       162         --         --           200.16              --               --
EQ/GAMCO Mergers and Acquisitions ...............       167         --         --           118.92              --               --
EQ/GAMCO Small Company Value .................... 2,561,256  2,734,826  2,843,564   30.90 to 46.68  26.00 to 39.58   24.92 to 38.22
EQ/Government Securities ........................   905,605  1,047,706  1,092,052   14.39 to 15.93   13.88 to15.49   13.70 to 15.41
EQ/International Growth ......................... 1,270,605  1,214,713  1,215,729   13.97 to 20.17  11.12 to 16.17    9.84 to 14.42
EQ/JPMorgan Core Bond (o) (t) ................... 1,045,020         --         --  13.51 to 124.29              --               --
EQ/JPMorgan Value Opportunities (t) .............        15         --         --           183.24              --               --


                                                           At December 31,
                                                  ---------------------------------
                                                              Net Assets
                                                               (000's)+
                                                  ---------------------------------
                                                       2006       2005       2004
                                                  ------------ ---------- ---------
AIM V.I. Basic Value ............................   $790       $537       $327
AIM V.I. Financial Services .....................      365        321        275
AIM V.I. Global Health Care .....................      725        686        540
AIM V.I. Mid Cap Core Equity ....................      387        352        154
AIM V.I. Technology .............................      175        166        100
Alger American Balanced .........................    3,287      3,860      2,691
Alger American MidCap Growth ....................    8,819      9,965     10,450
AXA Aggressive Allocation (t) ...................      242         --         --
AXA Conservative Allocation (t) .................        1         --         --
AXA Conservative-Plus Allocation (t) ............        7         --         --
AXA Moderate Allocation (t) .....................      244         --         --
AXA Moderate-Plus Allocation (t) ................      610         --         --
AXA Premier VIP Aggressive Equity (t) ...........        7         --         --
AXA Premier VIP Core Bond (t) ...................       22         --         --
AXA Premier VIP Health Care (t) .................        1         --         --
AXA Premier VIP High Yield (k) (t) ..............    1,455         --         --
AXA Premier VIP International Equity (t) ........        8         --         --
AXA Premier VIP Large Cap Core Equity (t) .......        4         --         --
AXA Premier VIP Large Cap Growth (t) ............        8         --         --
AXA Premier VIP Lagre Cap Value (t) .............       39         --         --
AXA Premier VIP Mid Cap Growth (t) ..............        5         --         --
AXA Premier VIP Mid Cap Value (t) ...............       15         --         --
AXA Premier VIP Technology (t) ..................        4         --         --
Dreyfus IP Small Cap Stock Index ................    5,861      6,410      7,437
Dreyfus Stock Index Fund, Inc. ..................   77,325     63,901     65,313
Dreyfus VIF Appreciation ........................    1,004      1,021      2,199
Dreyfus VIF Small Company Stock .................    1,992      2,867      3,093
EQ/AllianceBernstein Common Stock (t) ...........       46         --         --
EQ/AllianceBernstein Growth and Income (t) ......       16         --         --
EQ/AllianceBernstein International (r) (t) ......    6,526         --         --
EQ/AllianceBernstein Large Cap Growth (t) .......        2         --         --
EQ/AllianceBernstein Quality Bond (t) ...........        4         --         --
EQ/AllianceBernstein Small Cap Growth (t) .......        9         --         --
EQ/AllianceBernstein Value (t) ..................       97         --         --
EQ/Ariel Apreciation II (t) .....................        0         --         --
EQ/Bond Index ...................................    6,789      7,601     12,739
EQ/Boston Advisors Equity Income (a) ............   12,264     10,258      8,021
EQ/Calvert Socially Responsible (b) (c) (i) .....    1,869        264         --
EQ/Capital Guardian Growth (t) ..................       19         --         --
EQ/Capital Guardian International (t) ...........        2         --         --
EQ/Capital Guardian Research (b) (d) ............    2,098      1,965         --
EQ/Capital Guardian U.S. Equity (t) .............        1         --         --
EQ/Caywood-Scholl High Yield Bond ...............   12,329     13,373     15,317
EQ/Enterprise Moderate Allocation (e) ...........   98,759     97,622     98,455
EQ/Equity Index 500 (t) .........................       16         --         --
EQ/Evergreen International Bond (t) .............       10         --         --
EQ/Evergreen Omega (t) ..........................        0         --         --
EQ/FI Mid Cap (n) (t) ...........................    2,867         --         --
EQ/FI Mid Cap Value (t) .........................       32         --         --
EQ/GAMCO Mergers and Acquisitions ...............       20         --         --
EQ/GAMCO Small Company Value ....................   83,200     76,140     77,649
EQ/Government Securities ........................   12,232     13,837     14,401
EQ/International Growth .........................   21,606     16,641     14,930
EQ/JPMorgan Core Bond (o) (t) ...................   14,462         --         --
EQ/JPMorgan Value Opportunities (t) .............        3         --         --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                                      At December 31,
                                                  ----------------------------------------------------------------------------------
                                                                 Units                                   Unit Value
                                                              Outstanding                            Lowest to Highest
                                                  -------------------------------- -------------------------------------------------
                                                      2006       2005       2004          2006            2005             2004
                                                  ---------- ---------- ---------- --------------- ---------------- ----------------
EQ/Janus Large Cap Growth (t) ...................         7         --         --            69.36              --               --
EQ/Legg Mason Value Equity (t) ..................        88         --         --           114.04              --               --
EQ/Long Term Bond ...............................   637,727    677,355  1,003,294   16.95 to 21.56  16.60 to 21.28   16.11 to 20.81
EQ/Lord Abbett Growth and Income (l) (t) ........   494,366         --         --  14.11 to 125.34              --               --
EQ/Lord Abbett Large Cap Core (t) ...............        13         --         --           120.09              --               --
EQ/Lord Abbett Mid Cap Value (m) (t) ............   937,433         --         --  15.59 to 126.46              --               --
EQ/Marsico Focus (b) (f) ........................ 1,050,337  1,088,339         --  11.51 to 164.80  10.60 to 10.62     --
EQ/Mercury Basic Value Equity (t) ...............        50         --         --           275.76              --               --
EQ/Mercury International Value (j) (t) ..........   631,868         --         --            17.89              --               --
EQ/MFS Emerging Growth Companies (t) ............        34         --         --           172.08              --               --
EQ/MFS Investors Trust (t) ......................         6         --         --           112.28              --               --
EQ/Money Market (b) (g) (q) (t) ................. 5,079,812  3,862,670         --   10.48 to 10.59  10.09 to 10.11     --
EQ/Montag & Caldwell Growth (h) ................. 5,252,258  5,534,304  5,380,978     8.44 to 8.83    7.88 to 8.19     7.53 to 7.76
EQ/PIMCO Real Return ............................   673,529  1,398,700  2,719,913   11.68 to 11.78  11.67 to 11.73   11.62 to 11.64
EQ/Short Duration Bond (p) (t) ..................   211,419     19,264     11,608   10.61 to 14.02           10.25            10.14
EQ/Small Cap Value (t) ..........................        16         --         --           229.95              --               --
EQ/Small Company Growth ......................... 1,096,115  1,135,402  1,115,750   12.18 to 13.21  11.13 to 11.98   10.42 to 11.14
EQ/Small Company Index (t) ......................       193         --         --           174.25              --               --
EQ/TCW Equity ................................... 3,151,474  3,551,201  3,655,546   12.96 to 22.44  13.49 to 23.54   12.98 to 22.82
EQ/UBS Growth and Income ........................ 1,671,667  1,750,657  1,719,600  11.06 to 136.33   9.76 to 12.50    9.03 to 11.51
EQ/Van Kampen Comstock (t) ......................        56         --         --           121.96              --               --
EQ/Van Kampen Emerging Markets Equity (s) (t) ...    43,675         --         --  27.78 to 214.07              --               --
EQ/Van Kampen Mid Cap Growth (t) ................        11         --         --           136.41              --               --
EQ/Wells Fargo Montgomery Small Cap (t) .........       131         --         --           146.10              --               --
Fidelity VIP Asset Manager ......................    12,798     15,149    423,053            11.89           11.08            10.65
Fidelity VIP Contrafund ......................... 2,328,768  2,355,687  1,993,257   13.82 to 15.27  12.48 to 13.67   10.76 to 11.69
Fidelity VIP Growth ............................. 1,501,548  1,679,319  2,471,765     7.21 to 9.32    6.81 to 8.72     6.49 to 8.24
Fidelity VIP Growth and Income ..................    97,655    110,223    926,910            11.73           10.36             9.63
Fidelity VIP Growth Opportunities ...............   220,201    247,950    266,994    8.85 to 10.96   8.40 to 10.49    7.71 to 9.70
Franklin Income Securities ......................    91,299     81,801     28,819            15.24           12.93            12.77
Franklin Rising Dividends Securities ............    40,481     31,384     19,473            15.09           12.93            12.55
Franklin Zero Coupon 2010 .......................     9,020      7,726      3,856            10.98           10.76            10.66
Janus Aspen Series Balanced .....................   645,782    654,547    618,943   12.96 to 13.38  11.79 to 12.13   11.01 to 11.28
Janus Aspen Series International Growth .........   651,565    625,261    430,237   18.23 to 24.33  12.40 to 16.65   9.37 to 12.67
Janus Aspen Series Flexible Bond ................   590,967    637,680    472,696   12.49 to 14.88  12.05 to 14.28   11.89 to 14.00
Janus Aspen Series Forty ........................ 2,127,930  2,185,203  1,556,906     9.06 to 9.43    8.35 to 8.62     7.45 to 7.64
Janus Aspen Series Mid Cap Growth ............... 2,083,663  2,224,752  2,014,622    6.98 to 11.35   6.15 to 10.07    5.47 to 9.03
Janus Aspen Series Mid Cap Value ................   153,489    170,022    158,728            14.93           12.98            11.80
Janus Aspen Series Worldwide Growth ............. 1,740,735  1,851,821  2,478,108     7.22 to 9.13    6.15 to 7.72     5.85 to 7.29
MFS(R) Mid Cap Growth ...........................   112,007    109,720     95,199            10.65           10.42            10.14
MFS(R) New Discovery ............................    80,187     95,636    186,643   12.45 to 13.54  11.04 to 11.96   10.52 to 11.36
MFS(R) Total Return .............................   363,355    359,072    370,807   13.81 to 14.02  12.38 to 12.53   12.09 to 12.19
MFS(R) Utilities ................................    80,528     68,386     42,638   22.34 to 24.77  17.08 to 18.87   14.67 to 16.15
Morgan Stanley UIF Core Plus Fixed Income .......   941,192  1,047,468    455,247            15.45           14.89           14.29
Morgan Stanley UIF Emerging Markets Debt ........    25,575     27,550     29,344            18.05           16.29           14.51
Morgan Stanley UIF Equity Growth ................    13,390     40,380     30,654             9.40            9.03            7.80
Morgan Stanley UIF Value ........................   712,711    828,996    195,886            18.52           15.85           15.16
Old Mutual Select Value .........................    95,423     87,721     77,134            12.61           10.06            9.66
Oppenheimer Global Securities ...................    94,092     77,121     44,146            20.01           17.11           15.05
Oppenheimer Main Street(R) ......................    44,174     39,930     26,798            14.98           13.10           12.43
PIMCO Global Bond (Unhedged) ....................   173,114    158,504    144,303            14.65           14.05           15.10
PIMCO StocksPLUS Growth and Income ..............   311,144    295,358    252,393            14.47           12.65           12.27
T. Rowe Price Equity Income ..................... 1,429,156  1,837,906  3,324,758            18.75           15.76           15.17
T. Rowe Price New America Growth ................   607,069    635,903     52,660            12.04           11.22           10.74
T. Rowe Price Personal Strategy Balanced ........   152,960    177,937    135,955            17.95           16.05           15.08


                                                           At December 31,
                                                     --------------------------
                                                            Net Assets
                                                              (000's)+
                                                     --------------------------
                                                       2006     2005     2004
                                                     -------- -------- -------
EQ/Janus Large Cap Growth (t) .....................       0       --       --
EQ/Legg Mason Value Equity (t) ....................      10       --       --
EQ/Long Term Bond .................................  10,331   10,858   15,886
EQ/Lord Abbett Growth and Income (l) (t) ..........   7,381       --       --
EQ/Lord Abbett Large Cap Core (t) .................       2       --       --
EQ/Lord Abbett Mid Cap Value (m) (t) ..............  15,527       --       --
EQ/Marsico Focus (b) (f) ..........................  12,186   11,550       --
EQ/Mercury Basic Value Equity (t) .................      14       --       --
EQ/Mercury International Value (j) (t) ............  11,357       --       --
EQ/MFS Emerging Growth Companies (t) ..............       6       --       --
EQ/MFS Investors Trust (t) ........................       1       --       --
EQ/Money Market (b) (g) (q) (t) ...................  54,255   39,050       --
EQ/Montag & Caldwell Growth (h) ...................  55,109   53,947   48,368
EQ/PIMCO Real Return ..............................   7,933   16,406   31,671
EQ/Short Duration Bond (p) (t) ....................   2,914      197      118
EQ/Small Cap Value (t) ............................       4       --       --
EQ/Small Company Growth ...........................  17,426   16,375   15,085
EQ/Small Company Index (t) ........................      33       --       --
EQ/TCW Equity .....................................  52,829   61,940   62,403
EQ/UBS Growth and Income ..........................  22,392   20,591   18,615
EQ/Van Kampen Comstock (t) ........................       7       --       --
EQ/Van Kampen Emerging Markets Equity (s) (t) .....   1,345       --       --
EQ/Van Kampen Mid Cap Growth (t) ..................       1       --       --
EQ/Wells Fargo Montgomery Small Cap (t) ...........      10       --       --
Fidelity VIP Asset Manager ........................     152      168    4,506
Fidelity VIP Contrafund ...........................  35,263   32,046   23,289
Fidelity VIP Growth ...............................  12,885   13,539   19,365
Fidelity VIP Growth and Income ....................   1,145    1,142    8,922
Fidelity VIP Growth Opportunities .................   1,949    2,087    2,116
Franklin Income Securities ........................   1,391    1,058      368
Franklin Rising Dividends Securities ..............     611      406      244
Franklin Zero Coupon 2010 .........................      99       83       41
Janus Aspen Series Balanced .......................   8,588    7,894    6,949
Janus Aspen Series International Growth ...........  13,185    8,559    4,517
Janus Aspen Series Flexible Bond ..................   8,606    8,943    6,496
Janus Aspen Series Forty ..........................  22,225   20,817   13,575
Janus Aspen Series Mid Cap Growth .................  16,816   15,749   12,850
Janus Aspen Series Mid Cap Value ..................   2,291    2,207    1,873
Janus Aspen Series Worldwide Growth ...............  15,712   14,127   17,958
MFS(R) Mid Cap Growth .............................   1,192    1,143      965
MFS(R) New Discovery ..............................   1,038    1,104    2,085
MFS(R) Total Return ...............................   5,113    4,522    4,545
MFS(R) Utilities ..................................   1,913    1,237      660
Morgan Stanley UIF Core Plus Fixed Income .........  14,540   15,599    6,506
Morgan Stanley UIF Emerging Markets Debt ..........     462      449      426
Morgan Stanley UIF Equity Growth ..................     126      365      239
Morgan Stanley UIF Value ..........................  13,202   13,137    2,969
Old Mutual Select Value ...........................   1,202      882      745
Oppenheimer Global Securities .....................   1,882    1,319      664
Oppenheimer Main Street(R) ........................     662      523      333
PIMCO Global Bond (Unhedged) ......................   2,495    2,189    2,138
PIMCO StocksPLUS Growth and Income ................   4,430    3,676    3,047
T. Rowe Price Equity Income .......................  26,799   28,969   50,427
T. Rowe Price New America Growth ..................   7,308    7,132      565
T. Rowe Price Personal Strategy Balanced ..........   2,745    2,855    2,050

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                             At December 31,
                                             --------------------------------------------------------------------------------
                                                         Units                                 Unit Value
                                                      Outstanding                          Lowest to Highest
                                             ----------------------------- --------------------------------------------------
                                                2006      2005      2004         2006             2005             2004
                                             --------- --------- --------- ---------------- ---------------- ----------------
Van Eck Worldwide Bond .....................  18,401    40,113    33,995   16.04            15.07            15.54
Van Eck Worldwide Emerging Markets ......... 268,288   297,777    77,227   18.40            13.19             9.99
Van Eck Worldwide Hard Assets ..............  43,644    78,517    43,129   32.91            26.44            17.43
Van Kampen UIF Global Value Equity ......... 113,258   115,994    99,064   14.86 to 17.92   12.26 to 13.01   11.58 to 12.34
Van Kampen UIF U.S. Real Estate ............ 355,207   329,316   388,638   27.06 to 27.71   19.67 to 20.17   16.87 to 17.15


                                                 At December 31,
                                             -----------------------
                                                   Net Assets
                                                    (000's)+
                                             -----------------------
                                               2006     2005   2004
                                             -------- ------- ------
Van Eck Worldwide Bond .....................    295     604     528
Van Eck Worldwide Emerging Markets .........  4,936   3,927     772
Van Eck Worldwide Hard Assets ..............  1,437   2,076     752
Van Kampen UIF Global Value Equity .........  1,719   1,452   1,172
Van Kampen UIF U.S. Real Estate ............ 10,127   6,820   6,810

-----------------------------
(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b)   Units were made available for sale on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Income and EQ/MONY Diversified on September 9, 2005.
(e) EQ/Enterprise Moderate Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Marsico Focus was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g)   EQ/Money Market was substituted EQ/MONY Money Market on
      September 9, 2005.
(h) EQ/Montag & Caldwell Growth was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006. (See Note 5)
(j) EQ/Mercury International Value was Substituted for Dreyfus VIF International Value on November 3, 2006. (See Note 5)
(k) AXA Premier VIP High Yield was substituted for Lord Abbett Bond Debenture on November 3, 2006. (See Note 5)
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006. (See Note 5)
(m) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006. (See Note 5)
(n) EQ/FI Mid Cap was substituted for Old Mutual Mid-Cap on November 3, 2006. (See Note 5)
(o) EQ/JP Morgan Bond was substituted PIMCO Real Return on November 3, 2006. (See Note 5)
(p) EQ/Short Duration Bond was substituted for T. Rowe Price Limited Term Bond on November 3, 2006. (See Note 5)
(q) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006. (See Note 5)
(r) EQ/AllainceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006. (See Note 5)
(s) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006. (See Note 5)
(t)   Units were made available for sale on September 8, 2006.
+ Net Asset amounts less than $500 in value are rounded to $0 for presentation purposes.


                                                                         For the period ending December 31,
                                                    -----------------------------------------------------------------------------
                                                               Investment                          Expense Ratio**
                                                                 Income                               Lowest to
                                                                 Ratio*                                Highest
                                                    -------------------------------- --------------------------------------------
                                                       2006       2005       2004         2006           2005           2004
                                                    ---------- ---------- ---------- -------------- -------------- --------------
AIM V.I. Basic Value ..............................    0.45%     0.11%      0.00%             0.35%          0.35%          0.35%
AIM V.I. Financial Services .......................    1.66      1.49       0.84      0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
AIM V.I. Global Health Care .......................    0.00      0.00       0.00      0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
AIM V.I. Mid Cap Core Equity ......................    0.99      0.67       0.28              0.35          0.35            0.35
AIM V.I. Technology ...............................    0.00      0.00       0.00      0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
Alger American Balanced ...........................    1.59      1.77       1.50      0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
Alger American MidCap Growth ......................    0.00      0.00       0.00      0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
AXA Aggressive Allocation (t) .....................    8.78        --         --              0.00             --             --
AXA Conservative Allocation (t) ...................    1.19        --         --              0.00             --             --
AXA Conservative-Plus Allocation (t) ..............   17.16        --         --              0.00             --             --
AXA Moderate Allocation (t) .......................   10.12        --         --              0.00             --             --
AXA Moderate-Plus Allocation (t) ..................    9.44        --         --              0.00             --             --
AXA Premier VIP Aggressive Equity (t) .............    0.00        --         --              0.00             --             --
AXA Premier VIP Core Bond (t) .....................    0.77        --         --              0.00             --             --
AXA Premier VIP Health Care (t) ...................    0.00        --         --              0.00             --             --
AXA Premier VIP High Yield (k) (t) ................    7.15        --         --      0.00 to 0.35             --             --
AXA Premier VIP International Equity (t) ..........    1.22        --         --              0.00             --             --
AXA Premier VIP Large Cap Core Equity (t) .........    1.01        --         --              0.00             --             --
AXA Premier VIP Large Cap Growth (t) ..............    0.00        --         --              0.00             --             --
AXA Premier VIP Large Cap Value (t) ...............    1.39        --         --              0.00             --             --


                                                           For the period ending December 31,
                                                    -------------------------------------------------
                                                                     Total Return***
                                                                        Lowest to
                                                                         Highest
                                                    -------------------------------------------------
                                                          2006            2005             2004
                                                    ---------------- -------------- -----------------
AIM V.I. Basic Value ..............................          12.85%         5.35%           10.71%
AIM V.I. Financial Services ....................... 16.07 to 16.39  5.49 to 5.93     8.34 to 8.68
AIM V.I. Global Health Care .......................   4.85 to 5.21  7.75 to 8.21     7.15 to 7.54
AIM V.I. Mid Cap Core Equity ......................          10.86          7.27            13.39
AIM V.I. Technology ............................... 10.13 to 10.51  1.81 to 2.18     6.65 to 7.01
Alger American Balanced ...........................   4.38 to 4.74  8.04 to 8.39     4.19 to 4.57
Alger American MidCap Growth ......................  9.80 to 10.17  9.41 to 9.81   12.63 to 13.05
AXA Aggressive Allocation (t) .....................          11.05            --               --
AXA Conservative Allocation (t) ...................           3.91            --               --
AXA Conservative Plus Allocation (t) ..............           5.83            --               --
AXA Moderate Allocation (t) .......................           7.08            --               --
AXA Moderate Plus Allocation (t) ..................           8.97            --               --
AXA Premier VIP Aggressive Equity (t) .............          12.44            --               --
AXA Premier VIP Core Bond (t) .....................           1.70            --               --
AXA Premier VIP Health Care (t) ...................           3.82            --               --
AXA Premier VIP High Yield (k) (t) ................   1.56 to 4.67            --               --
AXA Premier VIP International Equity (t) ..........          12.41            --               --
AXA Premier VIP Large Cap Core Equity (t) .........          10.03            --               --
AXA Premier VIP Large Cap Growth (t) ..............           7.86            --               --
AXA Premier VIP Large Cap Value (t) ...............          10.80            --               --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                               For the period ending December 31,
                                                      ------------------------------------------------------------------------------
                                                               Investment                             Expense Ratio**
                                                                 Income                                  Lowest to
                                                                 Ratio*                                   Highest
                                                      ----------------------------- ------------------------------------------------
                                                         2006      2005      2004        2006            2005              2004
                                                      --------- --------- --------- -------------- ----------------  ---------------
AXA Premier VIP Mid Cap Growth (t) ..................   0.00        --         --           0.00             --                --
AXA Premier VIP Mid Cap Value (t) ...................   0.00        --         --           0.00             --                --
AXA Premier VIP Technology (t) ......................   0.00        --         --           0.00             --                --
Dreyfus IP Small Cap Stock Index ....................   0.41      0.00       0.42   0.00 to 0.35   0.00 to 0.35      0.00 to 0.35
Dreyfus Stock Index Fund, Inc. ......................   1.69      1.61       1.84   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75
Dreyfus VIF Appreciation ............................   1.55      0.02       1.48           0.00           0.00              0.00
Dreyfus VIF Small Company Stock .....................   0.00      0.00       0.00           0.00           0.00              0.00
EQ/AllianceBernstein Common Stock (t) ...............   3.68        --         --           0.00             --                --
EQ/AllianceBernstein Growth & Income (t) ............   3.59        --         --           0.00             --                --
EQ/AllianceBernstein International (r) (t) ..........   1.32        --         --           0.00             --                --
EQ/AllianceBernstein Large Cap Growth (t) ...........   0.00        --         --           0.00             --                --
EQ/AllianceBernstein Quality Bond (t) ...............   1.30        --         --           0.00             --                --
EQ/AllianceBernstein Small Cap Growth (t) ...........   0.00        --         --           0.00             --                --
EQ/AllianceBernstein Value (t) ......................   4.36        --         --           0.00             --                --
EQ/Ariel Apreciation II (t) .........................   1.89        --         --           0.00             --                --
EQ/Bond Index .......................................   4.37      3.08       9.75   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75
EQ/Boston Advisors Equity Income (a) ................   1.83      1.40       2.64   0.00 to 0.75   0.35 to 0.75      0.35 to 0.75
EQ/Calvert Socially Responsible (b) (c) (i) .........   0.00      0.00         --   0.00 to 0.75           0.35                --
EQ/Capital Guardian Growth (t) ......................   0.17        --         --           0.00             --                --
EQ/Capital Guardian International (t) ...............   2.89        --         --           0.00             --                --
EQ/Capital Guardian Research (b) (d) ................   0.83      0.70         --   0.00 to 0.60           0.60                --
EQ/Capital Guardian U.S. Equity (t) .................   2.21        --         --           0.00             --                --
EQ/Caywood-Scholl High Yield Bond ...................   5.43      5.30      12.01   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75
EQ/Enterprise Moderate Allocation (e) ...............   2.80      2.82       2.86   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75
EQ/Equity 500 Index (t) .............................   5.16        --         --           0.00             --                --
EQ/Evergreen International Bond (t) .................   0.20        --         --           0.00             --                --
EQ/Evergreen Omega (t) ..............................   0.00        --         --           0.00             --                --
EQ/FI Mid Cap (n) (t) ...............................   0.26        --         --   0.00 to 0.35             --                --
EQ/FI Mid Cap Value (t) .............................   0.92        --         --           0.00             --                --
EQ/GAMCO Mergers and Acquisitions ...................   8.41        --         --           0.00             --                --
EQ/GAMCO Small Company Value ........................   0.85      0.42       0.02   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75
EQ/Government Securities ............................   4.48      3.61       6.00   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75
EQ/International Growth .............................   0.80      1.51       1.18   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75
EQ/JPMorgan Core Bond (o) (t) .......................   4.49        --         --   0.00 to 0.35             --                --
EQ/JPMorgan Value Opportunities (t) .................   7.22        --         --           0.00             --                --
EQ/Janus Large Cap Growth (t) .......................   0.00        --         --           0.00             --                --
EQ/Legg Mason Value Equity (t) ......................   0.00        --         --           0.00             --                --
EQ/Long Term Bond ...................................   4.11      1.46      10.57   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75
EQ/Lord Abbett Growth and Income (l) (t) ............   0.79        --         --   0.00 to 0.35             --                --
EQ/Lord Abbett Large Cap Core (t) ...................   3.14        --         --           0.00             --                --
EQ/Lord Abbett Mid Cap Value (m) (t) ................   0.63        --         --   0.00 to 0.35             --                --
EQ/Marsico Focus (b) (f) ............................   0.16      0.00         --   0.00 to 0.75   0.35 to 0.75                --
EQ/Mercury Basic Value Equity (t) ...................   4.29        --         --           0.00             --                --
EQ/Mercury International Value (j) (t) ..............   1.62        --         --           0.00             --                --
EQ/MFS Emerging Growth Companies (t) ................   0.00        --         --           0.00             --                --
EQ/MFS Investors Trust (t) ..........................   4.18        --         --           0.00             --                --
EQ/Money Market (b) (g) (q) (t) .....................   4.61      1.12         --   0.00 to 0.75   0.00 to 0.75              0.00
EQ/Montag & Caldwell Growth (h) .....................   0.19      0.25       0.42   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75
EQ/PIMCO Real Return ................................   2.85      1.59       2.16   0.00 to 0.35   0.00 to 0.35      0.00 to 0.35
EQ/Short Duration Bond (p) (t) ......................   3.70      1.32       3.49   0.00 to 0.35           0.35              0.35
EQ/Small Cap Value (t) ..............................   0.73        --         --           0.00             --                --
EQ/Small Company Growth .............................   0.00      0.13       0.00   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75
EQ/Small Company Index (t) ..........................   2.35        --         --           0.00             --                --
EQ/TCW Equity .......................................   0.00      0.00       0.00   0.00 to 0.75   0.00 to 0.75      0.00 to 0.75


                                                                   For the period ending December 31,
                                                      -------------------------------------------------------
                                                                         Total Return***
                                                                          Lowest to
                                                                           Highest
                                                       ------------------------------------------------------
                                                              2006              2005              2004
                                                       ------------------ ---------------- ------------------
AXA Premier VIP Mid Cap Growth (t) ..................           10.73                --                 --
AXA Premier VIP Mid Cap Value (t) ...................            8.68                --                 --
AXA Premier VIP Technology (t) ......................           11.02                --                 --
Dreyfus IP Small Cap Stock Index ....................  14.03 to 14.39      6.83 to 7.21     21.42 to 21.88
Dreyfus Stock Index Fund, Inc. ......................  14.68 to 15.52      3.90 to 4.66      9.87 to 10.63
Dreyfus VIF Appreciation ............................           16.46              4.40               5.07
Dreyfus VIF Small Company Stock .....................           10.93              0.88              18.56
EQ/AllianceBernstein Common Stock (t) ...............           11.21                --                 --
EQ/AllianceBernstein Growth & Income (t) ............           11.73                --                 --
EQ/AllianceBernstein International (r) (t) ..........            5.72                --                 --
EQ/AllianceBernstein Large Cap Growth (t) ...........            7.80                --                 --
EQ/AllianceBernstein Quality Bond (t) ...............            1.89                --                 --
EQ/AllianceBernstein Small Cap Growth (t) ...........           11.71                --                 --
EQ/AllianceBernstein Value (t) ......................           10.86                --                 --
EQ/Ariel Apreciation II (t) .........................           11.75                --                 --
EQ/Bond Index .......................................    3.11 to 3.86      0.12 to 0.90       0.86 to 1.63
EQ/Boston Advisors Equity Income (a) ................   9.94 to 15.18      5.42 to 5.83     16.94 to 17.48
EQ/Calvert Socially Responsible (b) (c) (i) .........    1.18 to 8.08              3.27                 --
EQ/Capital Guardian Growth (t) ......................            7.63                --                 --
EQ/Capital Guardian International (t) ...............           10.30                --                 --
EQ/Capital Guardian Research (b) (d) ................   7.07 to 11.65              1.86                 --
EQ/Capital Guardian U.S. Equity (t) .................            6.71                --                 --
EQ/Caywood-Scholl High Yield Bond ...................    7.19 to 7.92      1.93 to 2.75       8.90 to 9.68
EQ/Enterprise Moderate Allocation (e) ...............   9.35 to 10.19      4.39 to 5.14       7.72 to 8.61
EQ/Equity 500 Index (t) .............................            9.60                --                 --
EQ/Evergreen International Bond (t) .................            2.59                --                 --
EQ/Evergreen Omega (t) ..............................           10.49                --                 --
EQ/FI Mid Cap (n) (t) ...............................   2.79 to 12.72                --                 --
EQ/FI Mid Cap Value (t) .............................            9.59                --                 --
EQ/GAMCO Mergers and Acquisitions ...................            5.46                --                 --
EQ/GAMCO Small Company Value ........................  17.94 to 18.85      3.56 to 4.33     20.00 to 20.91
EQ/Government Securities ............................    2.84 to 3.67      0.52 to 1.31       0.59 to 1.33
EQ/International Growth .............................  24.74 to 25.63    12.14 to 13.01       4.49 to 5.24
EQ/JPMorgan Core Bond (o) (t) .......................    0.30 to 2.04                --                 --
EQ/JPMorgan Value Opportunities (t) .................           11.15                --                 --
EQ/Janus Large Cap Growth (t) .......................            6.48                --                 --
EQ/Legg Mason Value Equity (t) ......................           13.62                --                 --
EQ/Long Term Bond ...................................    1.32 to 2.11      2.26 to 3.04       7.16 to 7.90
EQ/Lord Abbett Growth and Income (l) (t) ............    3.22 to 7.23                --                 --
EQ/Lord Abbett Large Cap Core (t) ...................            6.46                --                 --
EQ/Lord Abbett Mid Cap Value (m) (t) ................   2.30 to 11.55                --                 --
EQ/Marsico Focus (b) (f) ............................   8.58 to 11.77      5.05 to 5.25                 --
EQ/Mercury Basic Value Equity (t) ...................           11.58                --                 --
EQ/Mercury International Value (j) (t) ..............            4.01                --                 --
EQ/MFS Emerging Growth Companies (t) ................           10.74                --                 --
EQ/MFS Investors Trust (t) ..........................            8.69                --                 --
EQ/Money Market (b) (g) (q) (t) .....................    3.87 to 4.75      0.90 to 1.00                 --
EQ/Montag & Caldwell Growth (h) .....................    7.11 to 7.81      4.65 to 5.54       3.29 to 4.02
EQ/PIMCO Real Return ................................    0.09 to 0.43      0.43 to 0.77       4.40 to 4.77
EQ/Short Duration Bond (p) (t) ......................    0.50 to 3.51              1.08               1.30
EQ/Small Cap Value (t) ..............................           12.19                --                 --
EQ/Small Company Growth .............................   9.43 to 10.27      6.81 to 7.54     11.56 to 12.53
EQ/Small Company Index (t) ..........................           11.59                --                 --
EQ/TCW Equity ....................................... (4.67) to (3.93)     3.16 to 3.93     12.69 to 13.46

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                            For the period ending December 31,
                                                      ------------------------------------------------------------------------------
                                                               Investment                    Expense Ratio**
                                                                 Income                         Lowest to
                                                                 Ratio*                          Highest
                                                      ----------------------------- ------------------------------------------------
                                                         2006      2005      2004         2006             2005            2004
                                                      --------- --------- --------- ---------------- --------------  ---------------
EQ/UBS Growth and Income ............................ 0.76      0.70      1.74      0.00 to 0.75     0.35 to 0.75    0.35 to 0.75
EQ/Van Kampen Comstock (t) .......................... 3.89       --        --       0.00              --              --
EQ/Van Kampen Emerging Markets Equity (s) (t) ....... 0.59       --        --       0.00 to 0.35      --              --
EQ/Van Kampen Mid Cap Growth (t) .................... 0.22       --        --       0.00              --              --
EQ/Wells Fargo Montgomery Small Cap (t) ............. 0.00       --        --       0.00              --              --
Fidelity VIP Asset Manager .......................... 3.00      3.33      3.39      0.00             0.00            0.00
Fidelity VIP Contrafund ............................. 1.22      0.20      0.42      0.00 to 0.75     0.00 to 0.75    0.00 to 0.75
Fidelity VIP Growth ................................. 0.32      0.49      0.21      0.00 to 0.75     0.00 to 0.75    0.00 to 0.75
Fidelity VIP Growth and Income ...................... 0.92      1.76      0.94      0.00             0.00            0.00
Fidelity VIP Growth Opportunities ................... 0.62      0.87      0.44      0.00 to 0.75     0.00 to 0.75    0.00 to 0.75
Franklin Income Securities .......................... 3.58      3.94      3.02      0.35             0.35            0.35
Franklin Rising Dividends Securities ................ 1.11      0.89      0.60      0.35             0.35            0.35
Franklin Zero Coupon 2010 ........................... 3.70      4.13      4.30      0.35             0.35            0.35
Janus Aspen Series Balanced ......................... 2.18      2.35      2.36      0.35 to 0.75     0.35 to 0.75    0.35 to 0.75
Janus Aspen Series International Growth ............. 1.98      1.22      0.95      0.00 to 0.35     0.00 to 0.35    0.00 to 0.35
Janus Aspen Series Flexible Bond .................... 4.76      6.09      5.98      0.00 to 0.35     0.00 to 0.35    0.00 to 0.35
Janus Aspen Series Forty ............................ 0.34      0.22      0.24      0.00 to 0.75     0.00 to 0.75    0.00 to 0.75
Janus Aspen Series Mid Cap Growth ................... 0.00      0.00      0.00      0.00 to 0.75     0.00 to 0.75    0.00 to 0.75
Janus Aspen Series Mid Cap Value .................... 1.00      7.08      2.85      0.00             0.00            0.00
Janus Aspen Series Worldwide Growth ................. 1.77      1.32      1.03      0.00 to 0.75     0.00 to 0.75    0.00 to 0.75
MFS(R) Mid Cap Growth ............................... 0.00      0.00      0.00      0.35             0.35            0.35
MFS(R) New Discovery ................................ 0.00      0.00      0.00      0.00 to 0.35     0.00 to 0.35    0.00 to 0.35
MFS(R) Total Return ................................. 2.14      1.96      1.56      0.00 to 0.35     0.00 to 0.35    0.00 to 0.35
MFS(R) Utilities .................................... 1.94      0.55      1.23      0.00 to 0.35     0.00 to 0.35    0.00 to 0.35
Morgan Stanley UIF Core Plus Fixed Income ........... 4.25      5.33      3.66      0.00             0.00            0.00
Morgan Stanley UIF Emerging Markets Debt ............ 9.50      8.20      7.44      0.00             0.00            0.00
Morgan Stanley UIF Equity Growth .................... 0.00      0.48      0.16      0.00             0.00            0.00
Morgan Stanley UIF Value ............................ 1.72      0.80      0.98      0.00             0.00            0.00
Old Mutual Select Value ............................. 1.59      2.02      2.33      0.35             0.35            0.35
Oppenheimer Global Securities ....................... 0.80      0.68      0.68      0.35             0.35            0.35
Oppenheimer Main Street(R) .......................... 0.92      1.03      0.37      0.35             0.35            0.35
PIMCO Global Bond (Unhedged) ........................ 3.33      2.52      1.87      0.35             0.35            0.35
PIMCO StocksPLUS Growth and Income .................. 5.08      2.46      1.83      0.35             0.35            0.35
T. Rowe Price Equity Income ......................... 1.55      1.39      1.59      0.00             0.00            0.00
T. Rowe Price New America Growth .................... 0.05      0.00      0.06      0.00             0.00            0.00
T. Rowe Price Personal Strategy Balanced ............ 2.09      1.86      2.11      0.00             0.00            0.00
Van Eck Worldwide Bond .............................. 8.12      5.22      3.30      0.00             0.00            0.00
Van Eck Worldwide Emerging Markets .................. 0.58      0.28      0.35      0.00             0.00            0.00
Van Eck Worldwide Hard Assets ....................... 0.06      0.23      0.07      0.00             0.00            0.00
Van Kampen UIF Global Value Equity .................. 1.54      1.02      0.80      0.00 to 0.35     0.00 to 0.35    0.00 to 0.35
Van Kampen UIF U.S. Real Estate ..................... 1.12      1.35      1.67      0.00 to 0.35     0.00 to 0.35    0.00 to 0.35


                                                                For the period ending December 31,
                                                      ------------------------------------------------------
                                                                         Total Return***
                                                                           Lowest to
                                                                            Highest
                                                      ------------------------------------------------------
                                                               2006              2005              2004
                                                      ------------------ ---------------- ------------------
EQ/UBS Growth and Income ............................   10.34 to 13.32      8.08 to 8.60     12.45 to 12.95
EQ/Van Kampen Comstock (t) ..........................             8.69                --                 --
EQ/Van Kampen Emerging Markets Equity (s) (t) .......    9.41 to 20.51                --                 --
EQ/Van Kampen Mid Cap Growth (t) ....................            12.74                --                 --
EQ/Wells Fargo Montgomery Small Cap (t) .............            13.80                --                 --
Fidelity VIP Asset Manager ..........................             7.31              4.04               5.45
Fidelity VIP Contrafund .............................   10.74 to 11.70    15.99 to 16.94     14.47 to 15.51
Fidelity VIP Growth .................................     5.87 to 6.88      4.93 to 5.83       2.53 to 3.39
Fidelity VIP Growth and Income ......................            13.22              7.58               5.82
Fidelity VIP Growth Opportunities ...................     4.48 to 5.36      8.14 to 8.95       6.24 to 7.23
Franklin Income Securities ..........................            17.87              1.25              13.41
Franklin Rising Dividends Securities ................            16.71              3.03              10.67
Franklin Zero Coupon 2010 ...........................             2.04              0.94               4.10
Janus Aspen Series Balanced .........................    9.92 to 10.31      7.08 to 7.54       7.73 to 8.15
Janus Aspen Series International Growth .............   46.13 to 47.02    31.41 to 32.34     18.30 to 18.91
Janus Aspen Series Flexible Bond ....................     3.65 to 4.20      1.35 to 2.00       3.30 to 3.93
Janus Aspen Series Forty ............................     8.50 to 9.40    12.08 to 12.83     17.32 to 18.27
Janus Aspen Series Mid Cap Growth ...................   12.71 to 13.50    11.52 to 12.43     19.76 to 20.75
Janus Aspen Series Mid Cap Value ....................            15.02             10.00              17.76
Janus Aspen Series Worldwide Growth .................   17.40 to 18.26      5.13 to 5.90       3.91 to 4.74
MFS(R) Mid Cap Growth ...............................             2.21      2.76 to 2.78              14.19
MFS(R) New Discovery ................................   12.77 to 13.21      4.94 to 5.28       6.16 to 6.57
MFS(R) Total Return .................................   11.55 to 11.89      2.40 to 2.79     10.92 to 11.32
MFS(R) Utilities ....................................   30.80 to 31.27    16.43 to 16.84     29.71 to 30.24
Morgan Stanley UIF Core Plus Fixed Income ...........             3.76              4.20               4.38
Morgan Stanley UIF Emerging Markets Debt ............            10.80             12.27              10.01
Morgan Stanley UIF Equity Growth ....................             4.10             15.77               7.73
Morgan Stanley UIF Value ............................            16.85              4.55              17.88
Old Mutual Select Value .............................            25.35              4.14               2.44
Oppenheimer Global Securities .......................            16.95             13.69              18.50
Oppenheimer Main Street(R) ..........................            14.35              5.39               8.75
PIMCO Global Bond (Unhedged) ........................             4.27             (6.95)             10.22
PIMCO StocksPLUS Growth and Income ..................            14.39              3.10              10.43
T. Rowe Price Equity Income .........................            18.97              3.89              14.92
T. Rowe Price New America Growth ....................             7.31              4.47              10.95
T. Rowe Price Personal Strategy Balanced ............            11.84              6.43              12.79
Van Eck Worldwide Bond ..............................             6.44             (3.02)              9.13
Van Eck Worldwide Emerging Markets ..................            39.50             32.03              25.82
Van Eck Worldwide Hard Assets .......................            24.47             51.69              23.97
Van Kampen UIF Global Value Equity ..................   20.75 to 21.21      5.43 to 5.87     13.21 to 13.53
Van Kampen UIF U.S. Real Estate .....................   37.57 to 38.07    16.60 to 17.03     35.94 to 36.44

-----------------------------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the respective year ended or from the commencement of operations of the Subaccount.
(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b)  Units were made available for sale on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsive on September 9, 2005.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Income and EQ/MONY Diversified on September 9, 2005.
(e) EQ/Enterprise Moderate Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Marsico Focus was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g)  EQ/Money Market was substituted EQ/MONY Money Market on September 9, 2005.
(h) EQ/Montag & Caldwell Growth was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006. (See Note 5)
(j) EQ/Mercury International Value was Substituted for Dreyfus VIF International Value on November 3, 2006. (See Note 5)
(k) AXA Premier VIP High Yield was substituted for Lord Abbett Bond Debenture on November 3, 2006. (See Note 5)
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006. (See Note 5)
(m) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006. (See Note 5)
(n) EQ/FI Mid Cap was substituted for Old Mutual Mid-Cap on November 3, 2006. (See Note 5)
(o) EQ/JPMorgan Bond was substituted PIMCO Real Return on November 3, 2006. (See Note 5)
(p) EQ/Short Duration Bond was substituted for T. Rowe Price Limited Term Bond on November 3, 2006. (See Note 5)
(q)  EQ/Money Market was substituted for T. Rowe Price Prime Reserve on
     November 3, 2006. (See Note 5)
(r) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006. (See Note 5)
(s) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006. (See Note 5)
(t)  Units were made available for sale on September 8, 2006.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                             At December 31, 2003
                                                                 ---------------------------------------------
                                                                                   Unit Value
                                                                     Units          Lowest to      Net Assets
                                                                  Outstanding        Highest         (000's)
                                                                 ------------- ------------------ ------------
AIM V.I. Basic Value Fund--Series I (2) ........................     6,699             $  11.48       $   77
AIM V.I. Financial Services Portfolio ..........................    18,331       11.18 to 11.63          207
AIM V.I. Health Sciences Portfolio .............................    34,790       10.35 to 10.48          360
AIM V.I. Mid Cap Core Equity Fund--Series I (3) ................     2,230                11.28           25
AIM V.I. Telecommunications Portfolio ..........................     8,071                 8.27           67
Alger American Balanced Portfolio--Class O .....................   117,113       10.81 to 11.17        1,281
Alger American Mid Cap Growth Portfolio--Class O ...............   335,882       11.66 to 11.72        3,891
Dreyfus VIF Appreciation Portfolio--Initial Class ..............   184,652                13.40        2,475
Dreyfus VIF Small Company Stock Portfolio--Initial
Class ..........................................................   137,572                12.39        1,705
Dreyfus Stock Index Portfolio--Initial Class ................... 5,001,432        7.70 to 12.80       56,019
Dreyfus IP Small Cap Stock Index Portfolio--Service
Class ..........................................................   578,422                11.38        6,585
EQ/Enterprise Equity Portfolio ................................. 3,471,131       11.44 to 20.25       53,938
EQ/Enterprise Equity Income Portfolio ..........................   483,918        9.62 to 10.58        5,196
EQ/Enterprise Growth & Income Portfolio ........................ 1,650,380         8.03 to 9.63       15,792
EQ/Enterprise Growth Portfolio (1) ............................. 5,141,422         7.29 to 7.46       44,320
EQ/Enterprise High-Yield Portfolio .............................   824,954       14.57 to 18.54       12,821
EQ/Enterprise International Growth Portfolio (1a) .............. 1,217,982        9.35 to 13.80       14,420
EQ/Enterprise Managed Portfolio (1b) ........................... 5,582,384       10.57 to 19.68       93,884
EQ/Enterprise Short Duration Bond Portfolio (2) ................     1,631                10.01           16
EQ/Enterprise Small Company Growth Portfolio ................... 1,028,975         9.34 to 9.90       12,486
EQ/Enterprise Small Company Value Portfolio .................... 2,626,059       20.61 to 31.85       61,739
EQ/Enterprise Total Return Portfolio ........................... 2,465,907       11.11 to 11.23       27,407
EQ/MONY Government Securities Portfolio ........................ 1,017,068       13.52 to 15.32       13,325
EQ/MONY Intermediate Term Bond Portfolio .......................   905,065       14.14 to 16.25       12,885
EQ/MONY Long Term Bond Portfolio ............................... 1,050,699       14.93 to 19.42       15,597
Fidelity VIP Growth Portfolio .................................. 2,446,972         6.33 to 7.97       18,576
Fidelity VIP II Asset Manager Portfolio--Initial Class .........   501,397                10.10        5,064
Fidelity VIP II ContraFund Portfolio ........................... 2,072,043        9.40 to 10.12       21,055
Fidelity VIP III Growth Opportunities Portfolio ................   226,164         7.17 to 9.13        1,660
Fidelity VIP III Growth & Income Portfolio ..................... 1,055,112                 9.10        9,600
Franklin Income Securities Fund--Class 2 (2) ...................     6,209                11.26           70
Franklin Rising Dividends Securities Fund--Class 2 (2)               3,284                11.34           37
Franklin Zero Coupon 2010 Fund--Class 2 (4) ....................     1,165                10.24           12
Janus Aspen Series Mid Cap Growth
Portfolio--Institutional Class ................................. 1,846,474         4.53 to 7.54        9,780
Janus Aspen Series Balanced
Portfolio--Institutional Class .................................   587,636       10.22 to 10.24        6,102
Janus Aspen Series Capital Appreciation Portfolio .............. 1,583,967        6.35 to 10.68       11,566
Janus Aspen Series Flexible Income
Portfolio ......................................................   482,552       11.50 to 13.47        6,422
Janus Aspen Series International Growth
Portfolio ......................................................   329,721        7.88 to 10.74        2,871
Janus Aspen Series Mid Cap Value
Portfolio--Service Class .......................................   221,896                10.02        2,223
Janus Aspen Series WorldWide Growth
Portfolio--Institutional Class ................................. 2,439,132         5.63 to 6.96       16,866
MFS Mid-Cap Growth Portfolio--Initial Class ....................    70,482         8.82 to 8.88          626
MFS New Discovery Portfolio--Initial Class .....................    68,220        9.93 to 10.66          701
MFS Total Return Portfolio--Initial Class ......................   199,135       10.95 to 11.15        2,203
MFS Utilities Portfolio--Initial Class .........................    23,364       11.80 to 12.40          279
Oppenheimer Global Securities Portfolio--Service
Class (5) ......................................................    12,049                12.70          153
Oppenheimer Main Street Portfolio--Service
Class (6) ......................................................     5,971                11.43           68
PBHG Select Value Portfolio ....................................    58,250         9.16 to 9.43          549


                                                                        For the period ended December 31, 2003
                                                                 -----------------------------------------------------
                                                                    Investment     Expense Ratio**    Total Return***
                                                                      Income          Lowest to          Lowest to
                                                                      Ratio*           Highest            Highest
                                                                 ---------------- ----------------- ------------------
AIM V.I. Basic Value Fund--Series I (2) ........................     0.16(+)%            0.35(+) %            14.80 %
AIM V.I. Financial Services Portfolio ..........................     0.72        0.00 to 0.35        29.08 to 29.55
AIM V.I. Health Sciences Portfolio .............................     0.00                0.35        27.31 to 27.34
AIM V.I. Mid Cap Core Equity Fund--Series I (3) ................     0.00                0.35(+)              12.80
AIM V.I. Telecommunications Portfolio ..........................     0.00                0.35                 33.82
Alger American Balanced Portfolio--Class O .....................     2.05        0.00 to 0.35        18.66 to 19.08
Alger American Mid Cap Growth Portfolio--Class O ...............     0.00        0.00 to 0.35        47.41 to 47.79
Dreyfus VIF Appreciation Portfolio--Initial Class ..............     1.39                0.00                 21.16
Dreyfus VIF Small Company Stock Portfolio--Initial
Class ..........................................................     0.12                0.00                 42.91
Dreyfus Stock Index Portfolio--Initial Class ...................     1.50        0.00 to 0.75        27.27 to 28.39
Dreyfus IP Small Cap Stock Index Portfolio--Service
Class ..........................................................     0.22                0.00                 37.77
EQ/Enterprise Equity Portfolio .................................     0.00        0.0 to  0.75        51.80 to 52.94
EQ/Enterprise Equity Income Portfolio ..........................     1.52        0.35 to 0.75        25.75 to 26.25
EQ/Enterprise Growth & Income Portfolio ........................     1.05        0.35 to 0.75        26.66 to 27.04
EQ/Enterprise Growth Portfolio (1) .............................     0.44         0.0 to 0.75        16.27 to 17.11
EQ/Enterprise High-Yield Portfolio .............................     2.52        0.00 to 0.75        21.73 to 22.64
EQ/Enterprise International Growth Portfolio (1a) ..............     0.50       0.00 to  0.75        29.94 to 30.95
EQ/Enterprise Managed Portfolio (1b) ...........................     1.18        0.00 to 0.75        20.00 to 20.94
EQ/Enterprise Short Duration Bond Portfolio (2) ................     5.27(+)             0.35(+)               0.10
EQ/Enterprise Small Company Growth Portfolio ...................     0.00        0.00 to 0.75        22.25 to 23.13
EQ/Enterprise Small Company Value Portfolio ....................     0.11        0.00 to 0.75        36.40 to 37.40
EQ/Enterprise Total Return Portfolio ...........................     2.58        0.00 to 0.35          5.35 to 5.61
EQ/MONY Government Securities Portfolio ........................     2.86        0.00 to 0.75          0.99 to 1.73
EQ/MONY Intermediate Term Bond Portfolio .......................     4.75        0.00 to 0.75          2.52 to 3.29
EQ/MONY Long Term Bond Portfolio ...............................     5.94        0.00 to 0.75          4.02 to 4.85
Fidelity VIP Growth Portfolio ..................................     0.20        0.00 to 0.75        31.88 to 32.83
Fidelity VIP II Asset Manager Portfolio--Initial Class .........     3.47                0.00                 17.99
Fidelity VIP II ContraFund Portfolio ...........................     0.38        0.00 to 0.75        27.37 to 28.43
Fidelity VIP III Growth Opportunities Portfolio ................     0.59        0.00 to 0.75        28.59 to 29.78
Fidelity VIP III Growth & Income Portfolio .....................     1.13                0.00                 23.81
Franklin Income Securities Fund--Class 2 (2) ...................     0.00                0.35(+)              12.60
Franklin Rising Dividends Securities Fund--Class 2 (2)               0.00                0.35(+)              13.40
Franklin Zero Coupon 2010 Fund--Class 2 (4) ....................     0.00                0.35(+)               2.40
Janus Aspen Series Mid Cap Growth
Portfolio--Institutional Class .................................     0.00        0.00 to 0.75        34.16 to 35.22
Janus Aspen Series Balanced
Portfolio--Institutional Class .................................     2.31        0.35 to 0.75        13.18 to 13.65
Janus Aspen Series Capital Appreciation Portfolio ..............     0.48        0.00 to 0.75        19.59 to 20.52
Janus Aspen Series Flexible Income
Portfolio ......................................................     3.86        0.00 to 0.35          5.89 to 6.40
Janus Aspen Series International Growth
Portfolio ......................................................     1.19        0.00 to 0.35        34.04 to 34.93
Janus Aspen Series Mid Cap Value
Portfolio--Service Class .......................................     0.13                0.00                 41.33
Janus Aspen Series WorldWide Growth
Portfolio--Institutional Class .................................     1.11        0.00 to 0.75        23.19 to 24.06
MFS Mid-Cap Growth Portfolio--Initial Class ....................     0.00                0.35        36.41 to 36.53
MFS New Discovery Portfolio--Initial Class .....................     0.00        0.00 to 0.35        33.11 to 33.58
MFS Total Return Portfolio--Initial Class ......................     1.75        0.00 to 0.35        15.90 to 16.37
MFS Utilities Portfolio--Initial Class .........................     1.59        0.00 to 0.35        35.48 to 35.82
Oppenheimer Global Securities Portfolio--Service
Class (5) ......................................................     0.00                0.35(+)              27.00
Oppenheimer Main Street Portfolio--Service
Class (6) ......................................................     0.00                0.35(+)              14.30
PBHG Select Value Portfolio ....................................     3.03                0.35        17.88 to 17.89

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                          At December 31, 2003
                                                             -----------------------------------------------
                                                                                Unit Value
                                                                 Units           Lowest to       Net Assets
                                                              Outstanding         Highest          (000's)
                                                             ------------- -------------------- ------------
PIMCO Global Bond Portfolio--Administrative
Class ......................................................   110,224     $12.48 to 13.70        $1,480
PIMCO StocksPLUS Growth & Income Portfolio--
Administrative Class .......................................   187,318      10.93 to 11.11         2,048
T. Rowe Price Equity Income Portfolio ...................... 3,659,651               13.20        48,301
T. Rowe Price New America Growth Portfolio .................    56,169                9.68           544
T. Rowe Price Personal Strategy Balanced Portfolio .........   109,239               13.37         1,460
UIF Equity Growth Portfolio--Class I .......................    25,976                7.24           188
UIF Emerging Markets Debt Portfolio--Class I ...............    17,443               13.19           230
UIF Core Plus Fixed Income Portfolio--Class I ..............   451,827               13.69         6,187
UIF Global Value Equity Portfolio--Class I .................    24,703      10.20 to 10.90           270
UIF U.S. Real Estate Portfolio-- Class I ...................   197,879      12.57 to 13.65         2,558
UIF Value Portfolio--Class I ...............................    63,788               12.86           820
Van Eck Hard Assets Fund ...................................     6,303               14.06            89
Van Eck WorldWide Bond Fund ................................     8,246               14.24           117
Van Eck WorldWide Emerging Markets Fund ....................    19,859                7.94           158


                                                                   For the period ended December 31, 2003
                                                             --------------------------------------------------
                                                              Investment   Expense Ratio**    Total Return***
                                                                Income        Lowest to          Lowest to
                                                                Ratio*         Highest            Highest
                                                             ------------ ----------------- -------------------
PIMCO Global Bond Portfolio--Administrative
Class ......................................................    2.05%             0.35%     13.97 to 13.98%
PIMCO StocksPLUS Growth & Income Portfolio--
Administrative Class .......................................    2.48              0.35      29.94 to 29.96
T. Rowe Price Equity Income Portfolio ......................    1.75              0.00               25.48
T. Rowe Price New America Growth Portfolio .................    0.00              0.00               35.01
T. Rowe Price Personal Strategy Balanced Portfolio .........    2.26              0.00               24.84
UIF Equity Growth Portfolio--Class I .......................    0.00              0.00               24.83
UIF Emerging Markets Debt Portfolio--Class I ...............    0.00              0.00               27.93
UIF Core Plus Fixed Income Portfolio--Class I ..............    0.06              0.00                4.58
UIF Global Value Equity Portfolio--Class I .................    0.00      0.00 to 0.35      28.54 to 28.95
UIF U.S. Real Estate Portfolio-- Class I ...................    0.00      0.00 to 0.35      37.05 to 37.53
UIF Value Portfolio--Class I ...............................    0.00              0.00               34.10
Van Eck Hard Assets Fund ...................................    0.94              0.00               45.10
Van Eck WorldWide Bond Fund ................................    1.70              0.00               18.17
Van Eck WorldWide Emerging Markets Fund ....................    0.11              0.00               54.17

-----------------------------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the year ended December 31, 2003 or from the commencement of operations of the subaccount.

(+)  Annualized.

(1) EQ/Enterprise Growth Portfolio was substituted for EQ/Enterprise Balanced Portfolio on February 28, 2003.

(1a) EQ/Enterprise International Growth Portfolio was substituted for EQ/Enterprise Emerging Countries Portfolio and EQ/Enterprise Worldwide Growth Portfolio on February 28, 2003.

(1b) EQ/Enterprise Managed Portfolio was substituted for EQ/Enterprise Mid-Cap Growth Portfolio on February 28, 2003.

(2) For the period July 7, 2003 (commencement of operations) through December 31, 2003.

(3) For the period July 2, 2003 (commencement of operations) through December 31, 2003.

(4) For the period August 12, 2003 (commencement of operations) through December 31, 2003.

(5) For the period June 23, 2003 (commencement of operations) through December 31, 2003.

(6) For the period June 27, 2003 (commencement of operations) through December 31, 2003.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

For a unit outstanding throughout the period ended December 31, 2002:


                                                          At December 31, 2002
                                                 ---------------------------------------
                                                                             Net Assets
Strategist Subaccounts                               Units     Unit Values     (000's)
----------------------                           ------------ ------------- ------------
EQAT-MONY Funds
EQ/MONY Intermediate Term Bond Subaccount ......      4,272     $  31.57      $    135
EQ/MONY Long Term Bond Subaccount ..............      1,535        42.42            65

MONYEquity Master Subaccounts
-----------------------------
Dreyfus
Dreyfus Stock Index Subaccount .................    405,627         6.05         2,452

EQAT-Enterprise Funds
EQ/Enterprise Equity Subaccount ................  1,891,577        13.34        25,234
EQ/Enterprise Small Company Value
Subaccount .....................................  1,208,111        23.35        28,203
EQ/Enterprise Managed Subaccount ...............  4,135,667        16.40        67,799
EQ/Enterprise International Growth
Subaccount .....................................    699,800        10.62         7,431
EQ/Enterprise High Yield Bond Subaccount .......    327,973        15.23         4,997
EQ/Enterprise Growth Subaccount ................    443,237         6.27         2,781
EQ/Enterprise Growth and Income Subaccount .....    325,532         6.34         2,064
EQ/Enterprise Equity Income Subaccount .........     36,583         7.65           280
EQ/Enterprise Small Company Growth
Subaccount .....................................     59,047         7.64           451

EQAT-MONY Funds
EQ/MONY Intermediate Term Bond Subaccount ......     94,178        15.85         1,493
EQ/MONY Long Term Bond Subaccount ..............    144,221        18.67         2,693
EQ/MONY Government Securities Subaccount .......    153,243        15.17         2,325

Fidelity Variable Insurance Products Funds
VIP II Contrafund Subaccount ...................    259,734         7.38         1,916
VIP Growth Subaccount ..........................    371,491         4.80         1,785
VIP III Growth Opportunities Subaccount ........     16,051         7.10           114

Janus Aspen Series
Aggressive Growth Subaccount ...................     23,481         5.62           132
Balanced Subaccount ............................     42,762         9.03           386
Capital Appreciation Subaccount ................    512,348         5.31         2,720
Worldwide Growth Subaccount ....................    597,638         4.57         2,732


                                                     For the period ended December 31, 2002
                                                 ----------------------------------------------
                                                  Investment
                                                    Income
Strategist Subaccounts                              Ratio*    Expense Ratio**   Total Return***
----------------------                           ----------- ----------------- ----------------
EQAT-MONY Funds
EQ/MONY Intermediate Term Bond Subaccount ......     3.95%        0.60%             8.71%
EQ/MONY Long Term Bond Subaccount ..............     4.56         0.60             13.36

MONYEquity Master Subaccounts
-----------------------------
Dreyfus
Dreyfus Stock Index Subaccount .................     1.32         0.75            (22.93)

EQAT-Enterprise Funds
EQ/Enterprise Equity Subaccount ................     0.00         0.75            (29.97)
EQ/Enterprise Small Company Value
Subaccount .....................................     0.36         0.75             (9.92)
EQ/Enterprise Managed Subaccount ...............     0.93         0.75            (21.76)
EQ/Enterprise International Growth
Subaccount .....................................     0.66         0.75            (20.09)
EQ/Enterprise High Yield Bond Subaccount .......     8.67         0.75              0.73
EQ/Enterprise Growth Subaccount ................     0.40         0.75            (23.91)
EQ/Enterprise Growth and Income Subaccount .....     1.19         0.75            (26.54)
EQ/Enterprise Equity Income Subaccount .........     1.48         0.75            (15.47)
EQ/Enterprise Small Company Growth
Subaccount .....................................     0.00         0.75            (24.58)

EQAT-MONY Funds
EQ/MONY Intermediate Term Bond Subaccount ......     2.92         0.75              8.49
EQ/MONY Long Term Bond Subaccount ..............     4.24         0.75             13.22
EQ/MONY Government Securities Subaccount .......     2.57         0.75              5.79

Fidelity Variable Insurance Products Funds
VIP II Contrafund Subaccount ...................     0.68         0.75            (10.11)
VIP Growth Subaccount ..........................     0.14         0.75            (30.84)
VIP III Growth Opportunities Subaccount ........     0.09         0.75            (22.49)

Janus Aspen Series
Aggressive Growth Subaccount ...................     0.00         0.75            (28.50)
Balanced Subaccount ............................     3.12         0.75             (7.10)
Capital Appreciation Subaccount ................     0.57         0.75            (16.25)
Worldwide Growth Subaccount ....................     0.92         0.75            (26.05)

-----------------------------

* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

For a unit outstanding throughout the period ended December 31, 2002:



                                                         At December 31, 2002
                                                 -------------------------------------
                                                                           Net Assets
MONY Custom Estate Master Subaccounts               Units    Unit Values     (000's)
------------------------------------------------ ---------- ------------- ------------
Alger American Fund
MidCap Growth Subaccount (2) ...................      892      $  7.91       $     7

Dreyfus
Dreyfus Stock Index Subaccount .................  125,137         6.55           820

EQAT-Enterprise Funds
EQ/Enterprise Equity Subaccount ................  122,785         6.21           762
EQ/Enterprise Small Company Value
Subaccount .....................................   87,482        11.85         1,037
EQ/Enterprise Managed Subaccount ...............  167,850         7.67         1,288
EQ/Enterprise International Growth
Subaccount .....................................   40,098         6.57           263
EQ/Enterprise High Yield Bond Subaccount .......   43,159        10.68           461
EQ/Enterprise Growth Subaccount ................  377,484         7.64         2,883
EQ/Enterprise Growth and Income Subaccount .....  153,750         7.72         1,187
EQ/Enterprise Small Company Growth
Subaccount .....................................   53,474        11.50           615
EQ/Enterprise Equity Income Subaccount .........   82,263         8.47           697
EQ/Enterprise Total Return Subaccount (1) ......    3,873        10.57            41

EQAT-MONY Funds
EQ/MONY Intermediate Term Bond Subaccount ......   30,069        12.78           384
EQ/MONY Long Term Bond Subaccount ..............   36,149        13.09           473
EQ/MONY Government Securities Subaccount .......   27,158        12.41           337

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount ..........................   60,954         5.63           343
VIP II Contrafund Subaccount ...................   40,733         7.77           316
VIP III Growth Opportunities Subaccount ........   10,220         5.66            58

Janus Aspen Series
Aggressive Growth Subaccount ...................   93,463         3.40           318
Balanced Subaccount ............................   52,935         9.01           477
Capital Appreciation Subaccount ................   56,385         6.68           376
Worldwide Growth Subaccount ....................   88,956         5.57           495

PIMCO Variable Insurance Trust
Global Bond Subaccount (4) .....................    1,421        10.95            16

Universal Institutional Funds, Inc.
U.S. Real Estate Subaccount (4) ................    1,656         9.06            15


                                                     For the period ended December 31, 2002
                                                 ----------------------------------------------
                                                  Investment
                                                    Income
MONY Custom Estate Master Subaccounts               Ratio*    Expense Ratio**   Total Return***
------------------------------------------------ ----------- ----------------- ----------------
Alger American Fund
MidCap Growth Subaccount (2) ...................    0.00%        0.35%(+)         (20.90)%

Dreyfus
Dreyfus Stock Index Subaccount .................    1.42         0.35             (22.67)

EQAT-Enterprise Funds
EQ/Enterprise Equity Subaccount ................    0.00         0.35             (29.67)
EQ/Enterprise Small Company Value
Subaccount .....................................    0.38         0.35              (9.61)
EQ/Enterprise Managed Subaccount ...............    0.97         0.35             (21.49)
EQ/Enterprise International Growth
Subaccount .....................................    0.69         0.35             (19.78)
EQ/Enterprise High Yield Bond Subaccount .......    8.67         0.35               1.14
EQ/Enterprise Growth Subaccount ................    0.41         0.35             (23.52)
EQ/Enterprise Growth and Income Subaccount .....    1.17         0.35             (26.27)
EQ/Enterprise Small Company Growth
Subaccount .....................................    0.00         0.35             (24.24)
EQ/Enterprise Equity Income Subaccount .........    1.20         0.35             (15.13)
EQ/Enterprise Total Return Subaccount (1) ......    3.31(+)      0.35(+)            5.70

EQAT-MONY Funds
EQ/MONY Intermediate Term Bond Subaccount ......    3.70         0.35               8.95
EQ/MONY Long Term Bond Subaccount ..............    4.04         0.35              13.63
EQ/MONY Government Securities Subaccount .......    2.95         0.35               6.25

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount ..........................    0.14         0.35             (30.41)
VIP II Contrafund Subaccount ...................    0.69         0.35              (9.76)
VIP III Growth Opportunities Subaccount ........    0.85         0.35             (22.15)

Janus Aspen Series
Aggressive Growth Subaccount ...................    0.00         0.35             (28.27)
Balanced Subaccount ............................    2.62         0.35              (6.73)
Capital Appreciation Subaccount ................    0.61         0.35             (15.87)
Worldwide Growth Subaccount ....................    0.95         0.35             (25.73)

PIMCO Variable Insurance Trust
Global Bond Subaccount (4) .....................    2.65(+)      0.35(+)            9.50

Universal Institutional Funds, Inc.
U.S. Real Estate Subaccount (4) ................    8.73(+)      0.35(+)           (9.40)

-----------------------------

* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

(+)  Annualized

(1) For the period June 28, 2002 (commencement of operations) through December 31, 2002.

(2) For the period June 3, 2002 (commencement of operations) through December 31, 2002.

(3) For the period May 2, 2002 (commencement of operations) through December 31, 2002.

(4) For the period June 24, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

For a unit outstanding throughout the period ended December 31, 2002:



                                                          At December 31, 2002
                                                 ---------------------------------------
                                                                             Net Assets
MONY Custom Equity Master Subaccounts                Units     Unit Values     (000's)
------------------------------------------------ ------------ ------------- ------------
Alger American
MidCap Growth Subaccount (2) ...................     13,796      $  7.66      $    106

Dreyfus
Dreyfus Stock Index Subaccount .................    970,710         6.59         6,396

EQAT-Enterprise Funds
EQ/Enterprise Equity Subaccount ................  1,107,623         6.27         6,945
EQ/Enterprise Small Company Value
Subaccount .....................................    828,456        12.55        10,397
EQ/Enterprise Managed Subaccount ...............  1,095,521         7.78         8,520
EQ/Enterprise International Growth
Subaccount .....................................    366,129         6.99         2,560
EQ/Enterprise High Yield Bond Subaccount .......    255,620        10.74         2,744
EQ/Enterprise Growth Subaccount ................  2,441,538         7.85        19,169
EQ/Enterprise Growth and Income Subaccount .....    929,986         7.84         7,294
EQ/Enterprise Small Company Growth
Subaccount .....................................    416,895        11.82         4,926
EQ/Enterprise Equity Income Subaccount .........    255,927         8.65         2,214
EQ/Enterprise Total Return Subaccount (1) ......     20,184        10.59           214

EQAT-MONY Funds
EQ/MONY Intermediate Term Bond Subaccount ......    147,956        12.69         1,878
EQ/MONY Long Term Bond Subaccount ..............    272,785        12.73         3,472
EQ/MONY Government Securities Subaccount .......    241,339        12.37         2,984

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount ..........................    599,095         5.77         3,456
VIP II Contrafund Subaccount ...................    499,846         8.35         4,175
VIP III Growth Opportunities Subaccount ........    155,326         5.55           861

Janus Aspen Series
Aggressive Growth Subaccount ...................  1,147,470         4.11         4,710
Balanced Subaccount ............................    412,432         9.17         3,784
Capital Appreciation Subaccount ................    483,765         7.05         3,409
Worldwide Growth Subaccount ....................    774,371         6.32         4,897

PIMCO Variable Insurance Trust
Global Bond Subaccount (2) .....................     35,103        11.55           405
Real Return Subaccount (1) .....................     51,459        11.25           579

Universal Institutional Funds, Inc.
U.S. Real Estate Subaccount (2) ................     22,105         9.14           202


                                                      For the period ended December 31, 2002
                                                 ------------------------------------------------
                                                   Investment
                                                     Income
MONY Custom Equity Master Subaccounts                Ratio*     Expense Ratio**   Total Return***
------------------------------------------------ ------------- ----------------- ----------------
Alger American
MidCap Growth Subaccount (2) ...................     0.00%(+)      0.35%(+)         (23.40)%

Dreyfus
Dreyfus Stock Index Subaccount .................     1.40          0.35             (22.65)
EQAT-Enterprise Funds
EQ/Enterprise Equity Subaccount ................     0.00          0.35             (29.63)
EQ/Enterprise Small Company Value
Subaccount .....................................     0.39          0.35              (9.58)
EQ/Enterprise Managed Subaccount ...............     0.96          0.35             (21.41)
EQ/Enterprise International Growth
Subaccount .....................................     0.68          0.35             (19.75)
EQ/Enterprise High Yield Bond Subaccount .......     8.66          0.35               1.23
EQ/Enterprise Growth Subaccount ................     0.40          0.35             (23.56)
EQ/Enterprise Growth and Income Subaccount .....     1.22          0.35             (26.25)
EQ/Enterprise Small Company Growth
Subaccount .....................................     0.00          0.35             (24.23)
EQ/Enterprise Equity Income Subaccount .........     1.27          0.35             (15.03)
EQ/Enterprise Total Return Subaccount (1) ......     3.39(+)       0.35(+)            5.90

EQAT-MONY Funds
EQ/MONY Intermediate Term Bond Subaccount ......     3.68          0.35               8.93
EQ/MONY Long Term Bond Subaccount ..............     4.20          0.35              13.66
EQ/MONY Government Securities Subaccount .......     2.72          0.35               6.27

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount ..........................     0.13          0.35             (30.40)
VIP II Contrafund Subaccount ...................     0.64          0.35              (9.73)
VIP III Growth Opportunities Subaccount ........     0.86          0.35             (22.16)

Janus Aspen Series
Aggressive Growth Subaccount ...................     0.00          0.35             (28.15)
Balanced Subaccount ............................     2.64          0.35              (6.81)
Capital Appreciation Subaccount ................     0.59          0.35             (15.97)
Worldwide Growth Subaccount ....................     0.99          0.35             (25.82)

PIMCO Variable Insurance Trust
Global Bond Subaccount (2) .....................     2.69(+)       0.35(+)           15.50
Real Return Subaccount (1) .....................     3.99(+)       0.35(+)           12.50

Universal Institutional Funds, Inc.
U.S. Real Estate Subaccount (2) ................     9.10(+)       0.35(+)           (8.60)

-----------------------------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

(+)  Annualized

(1) For the period May 8, 2002 (commencement of operations) through December 31, 2002.

(2) For the period May 6, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

For a unit outstanding throughout the year ended December 31, 2002:


                                                                                                            For the period ended
                                                                      At December 31, 2002                    December 31, 2002
                                                             ---------------------------------------   -----------------------------
                                                                                                         Investment
                                                                                         Net Assets        Income
Corporate Sponsored Variable Universal Life Subaccounts          Units     Unit Values     (000's)         Ratio*     Total Return**
-------------------------------------------------------      ------------ ------------- ------------   ------------- ---------------
AIM Variable Insurance Funds
Financial Services Subaccount (7) ..........................        238      $  8.63       $     2         7.54%(+)     (13.70)%

Alger American
Balanced Growth Subaccount (6) .............................     21,775         9.38           204         0.00(+)       (6.20)
Mid Cap Growth Subaccount (5) ..............................     18,916         7.93           150         0.00(+)      (20.70)

Dreyfus Variable Investment Fund
Appreciation Subaccount ....................................    222,947        11.06         2,466         0.96         (16.72)
Small Company Stock Subaccount .............................    149,793         8.67         1,299         0.28         (19.72)

Dreyfus
Dreyfus Stock Index Subaccount .............................  3,479,330         9.97        34,688         1.34         (22.35)
Dreyfus Small Cap Stock Index (3) ..........................    386,651         8.26         3,192         0.39(+)      (17.40)

Dreyfus Variable Investment Fund
International Value Subaccount (2) .........................    714,957         7.98         5,702         2.18(+)      (20.20)

EQAT-Enterprise Funds
EQ/Enterprise Equity Subaccount ............................    211,781         7.48         1,584         0.00         (29.37)
EQ/Enterprise Small Company Value Subaccount ...............    139,108        15.00         2,086         0.41          (9.26)
EQ/Enterprise Managed Subaccount ...........................     18,587         8.74           162         1.09         (21.19)
EQ/Enterprise International Growth Subaccount ..............     22,157         7.14           158         0.83         (19.41)
EQ/Enterprise High Yield Bond Subaccount ...................    146,427        11.88         1,735         8.65           1.54
EQ/Enterprise Small Company Growth Subaccount ..............    200,919         8.04         1,616         0.00         (24.08)
EQ/Enterprise Growth Subaccount ............................    909,094         6.37         5,793         0.74         (23.25)
EQ/Enterprise Total Return Subaccount (1) ..................  1,259,424        10.52        13,244         2.79(+)        5.20

EQAT-MONY Funds
EQ/MONY Intermediate Term Bond Subaccount ..................    605,565        13.69         8,291         3.68           9.35
EQ/MONY Long Term Bond Subaccount ..........................    331,338        14.24         4,720         7.14          14.01
EQ/MONY Government Securities Subaccount ...................    298,278        13.29         3,965         2.76           6.58

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount ......................................    955,720         6.00         5,737         0.10         (30.15)
VIP II Contrafund Subaccount ...............................    659,215         7.88         5,194         0.85          (9.32)
VIP III Growth Opportunities Subaccount ....................     23,212         5.54           129         1.17         (21.86)
VIP II Asset Manager Subaccount ............................    489,855         8.56         4,194         4.16          (8.74)
VIP III Growth and Income Subaccount .......................    954,152         7.35         7,014         1.40         (16.67)

Janus Aspen Series
Aggressive Growth Subaccount ...............................    424,887         3.35         1,425         0.00         (27.96)
Flexible Income Subaccount .................................    858,596        12.66        10,868         4.79          10.47
International Growth Subaccount ............................    205,780         5.84         1,202         0.91         (25.61)
Worldwide Growth Subaccount ................................  1,033,150         5.61         5,801         0.89         (25.60)
Capital Appreciation Subaccount ............................    249,646         5.36         1,339         0.58         (15.72)
Strategic Value Subaccount .................................    183,715         7.09         1,303         0.00         (23.43)

MFS Variable Insurance Trust
New Discovery Series Subaccount (6) ........................      5,912         7.98            47         0.00(+)      (20.20)
Total Return Series Subaccount (8) .........................      7,749         9.41            73         0.00(+)       (5.90)
Utilities Series Subaccount (9) ............................         67         9.13             1         0.00(+)       (8.70)

T. Rowe Price
Equity Income Bond Subaccount ..............................  3,174,874      $ 10.52       $33,389         2.39%        (13.13)%
New America Growth Subaccount ..............................     61,408         7.17           440         0.00         (28.30)
Personal Strategy Balanced Subaccount ......................    101,724        10.71         1,090         2.40          (7.83)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                                                      For the period ended
                                                                     At December 31, 2002               December 31, 2002
                                                             ------------------------------------ -------------------------------
                                                                                                     Investment
                                                                                      Net Assets       Income
Corporate Sponsored Variable Universal Life Subaccounts        Units    Unit Values     (000's)        Ratio*      Total Return**
-------------------------------------------------------      --------- ------------- ------------ --------------- ---------------
The Universal Institutional Funds, Inc.
Equity Growth Subaccount ...................................   28,046        5.80          163        0.10              (27.86)
Core Plus Fixed Income Subaccount ..........................  450,614       13.09        5,896        3.89                7.38
Value Subaccount ...........................................   27,092        9.59          260        1.10              (22.16)
Emerging Markets Debt Subaccount (4) .......................   14,020       10.31          145       21.52(+)             3.10
Global Value Equity Subaccount (5) .........................    1,650        7.91           13        9.09(+)           (20.90)
Real Estate Subaccount (6) .................................   81,262        9.14          743       11.14(+)            (8.60)

Van Eck Worldwide Insurance Trust
Hard Assets Subaccount .....................................   16,454        9.69          159        0.41               (2.81)
Worldwide Bond Subaccount ..................................    8,281       12.05          100        0.00               21.72
Worldwide Emerging Markets Subaccount ......................   13,490        5.15           69        0.21               (2.83)

-----------------------------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** Represents the total return for the period indicated, including changes in the value of the underlying fund. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation.

(+)  Annualized


(1) For the period July 26, 2002 (commencement of operations) through December 31, 2002.

(2) For the period July 15, 2002 (commencement of operations) through December 31, 2002.

(3) For the period August 16, 2002 (commencement of operations) through December 31, 2002.

(4) For the period August 8, 2002 (commencement of operations) through December 31, 2002.

(5) For the period September 13, 2002 (commencement of operations) through December 31, 2002.

(6) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(7) For the period November 26, 2002 (commencement of operations) through December 31, 2002.

(8) For the period September 3, 2002 (commencement of operations) through December 31, 2002.

(9) For the period October 8, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

For a unit outstanding throughout the period ended December 31, 2002:



                                                           At December 31, 2002
                                                   ------------------------------------
                                                                            Net Assets
MONY Survivorship Variable Universal Life            Units    Unit Values     (000's)
-----------------------------------------          --------- ------------- ------------
AIM Variable Insurance Funds
Financial Services Subaccount (6) ................     859      $  9.01         $ 8
Health Sciences Subaccount (2) ...................       8         8.23           0

Alger American Fund
Balanced Subaccount (1) ..........................   1,271         9.06          12
Mid Cap Growth Subaccount (2) ....................     697         7.37           5

EQAT-Enterprise Funds
EQ/Enterprise Equity Income Subaccount (3) .......     787         8.38           7
EQ/Enterprise Growth and Income
Subaccount (4) ...................................   5,383         7.58          41
EQ/Enterprise Growth Subaccount (3) ..............  10,335         7.86          81
EQ/Enterprise Managed Subaccount (5) .............   6,231         8.10          50
EQ/Enterprise Small Company Growth
Subaccount (3) ...................................   1,909         7.96          15
EQ/Enterprise Small Company Value
Subaccount (3) ...................................   9,750         9.10          89
EQ/Enterprise Total Return Subaccount (2) ........   1,688        10.60          18

EQAT-MONY Funds
EQ/MONY Government Securities
Subaccount (4) ...................................   4,985        10.55          53
EQ/MONY Long Term Bond Subaccount (9) ............   3,276        11.38          37

Janus Aspen Series
Capital Appreciation Subaccount (7) ..............   4,248         8.91          38
Flexible Income Subaccount (8) ...................   1,313        10.86          14
International Growth Subaccount (3) ..............   5,936         7.99          47

MFS Variable Insurance Trust
Mid Cap Growth Subaccount (1) ....................   1,556         6.46          10
New Discovery Subaccount (1) .....................     549         7.44           4
Total Return Subaccount (1) ......................   1,311         9.40          12
Utilities Subaccount (2) .........................     690         8.35           6

PBHG Insurance
Select Value Subaccount (1) ......................     718         7.77           6

PIMCO Variable Insurance Trust
Global Bond Subaccount (1) .......................   1,773        12.02          21
Stocks Plus Growth and Income Subaccount (7) .....   2,831         8.55          24

The Universal Institutional Funds, Inc.
U.S. Real Estate Subaccount (8) ..................   1,128         9.28          10


                                                         For the period ended December 31, 2002
                                                   --------------------------------------------------
                                                      Investment
                                                        Income
MONY Survivorship Variable Universal Life               Ratio*      Expense Ratio**   Total Return***
-----------------------------------------          --------------- ----------------- ----------------
AIM Variable Insurance Funds
Financial Services Subaccount (6) ................       1.49%(+)      0.35%(+)         (9.90)%
Health Sciences Subaccount (2) ...................       0.00(+)       0.35(+)          (17.70)

Alger American Fund
Balanced Subaccount (1) ..........................       0.98(+)       0.35(+)           (9.40)
Mid Cap Growth Subaccount (2) ....................       0.00          0.35(+)          (26.30)

EQAT-Enterprise Funds
EQ/Enterprise Equity Income Subaccount (3) .......       2.02(+)       0.35(+)          (16.20)
EQ/Enterprise Growth and Income
Subaccount (4) ...................................       1.63(+)       0.35(+)          (24.20)
EQ/Enterprise Growth Subaccount (3) ..............       0.47(+)       0.35(+)          (21.40)
EQ/Enterprise Managed Subaccount (5) .............       1.54(+)       0.35(+)          (19.00)
EQ/Enterprise Small Company Growth
Subaccount (3) ...................................       0.00(+)       0.35(+)          (20.40)
EQ/Enterprise Small Company Value
Subaccount (3) ...................................       0.38(+)       0.35(+)           (9.00)
EQ/Enterprise Total Return Subaccount (2) ........       3.52(+)       0.35(+)            6.00

EQAT-MONY Funds
EQ/MONY Government Securities
Subaccount (4) ...................................       0.15(+)       0.35(+)            5.50
EQ/MONY Long Term Bond Subaccount (9) ............       0.00          0.35(+)           13.80

Janus Aspen Series
Capital Appreciation Subaccount (7) ..............       0.38(+)       0.35(+)          (10.90)
Flexible Income Subaccount (8) ...................       5.45(+)       0.35(+)            8.60
International Growth Subaccount (3) ..............       1.07(+)       0.35(+)          (20.10)

MFS Variable Insurance Trust
Mid Cap Growth Subaccount (1) ....................       0.00          0.35(+)          (35.40)
New Discovery Subaccount (1) .....................       0.00          0.35(+)          (25.60)
Total Return Subaccount (1) ......................       0.84(+)       0.35(+)           (6.00)
Utilities Subaccount (2) .........................       0.64(+)       0.35(+)          (16.50)

PBHG Insurance
Select Value Subaccount (1) ......................       1.75(+)       0.35(+)          (22.30)

PIMCO Variable Insurance Trust
Global Bond Subaccount (1) .......................       2.69(+)       0.35(+)           20.20
Stocks Plus Growth and Income Subaccount (7) .....       3.75(+)       0.35(+)          (14.50)

The Universal Institutional Funds, Inc.
U.S. Real Estate Subaccount (8) ..................       9.65(+)       0.35(+)           (7.20)

-----------------------------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

(+)  Annualized

(1) For the period February 26, 2002 (commencement of operations) through December 31, 2002.

(2) For the period April 12, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

(3) For the period February 25, 2002 (commencement of operations) through December 31, 2002.

(4) For the period March 1, 2002 (commencement of operations) through December 31, 2002.

(5) For the period April 3, 2002 (commencement of operations) through December 31, 2002.

(6) For the period June 25, 2002 (commencement of operations) through December 31, 2002.

(7) For the period May 10, 2002 (commencement of operations) through December 31, 2002.

(8) For the period May 16, 2002 (commencement of operations) through December 31, 2002.

(9) For the period April 4, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

For a unit outstanding throughout the period ended December 31, 2002:

                                                          At December 31, 2002
                                                  ------------------------------------
                                                                           Net Assets
MONY Variable Universal Life                        Units    Unit Values     (000's)
----------------------------                      --------- ------------- ------------
AIM Variable Insurance Funds
Financial Services Subaccount (3) ...............    7,222    $   8.73       $    63
Health Sciences Subaccount (3) ..................   14,402        8.13           117
Telecommunications Subaccount (1) ...............    4,150        6.18            26

Alger American Fund
Balanced Subaccount (1) .........................   32,154        9.11           293
Mid Cap Subaccount (1) ..........................   25,451        7.83           199

EQAT-Enterprise Funds
EQ/Enterprise Equity Income Subaccount (1) ......   19,719        8.80           173
EQ/Enterprise Growth and Income
Subaccount (2) ..................................   70,132        8.02           562
EQ/Enterprise Growth Subaccount (2) .............  144,475        8.04         1,161
EQ/Enterprise Managed Subaccount (2) ............   51,947        8.42           438
EQ/Enterprise Small Company Growth
Subaccount (2) ..................................   74,685        8.00           598
EQ/Enterprise Small Company Value Subaccount
(2) .............................................  138,327        9.46         1,309
EQ/Enterprise Total Return Subaccount (1) .......   46,324       10.66           494

EQAT-MONY Funds
EQ/MONY Government Securities
Subaccount (1) ..................................   81,889       10.55           864
EQ/MONY Long Term Bond Subaccount (1) ...........   39,385       11.24           443

Janus Aspen Series
Capital Appreciation Subaccount (2) .............   40,324        8.84           357
Flexible Income Subaccount (3) ..................   17,236       10.87           187
International Growth Subaccount (1) .............   35,612        8.01           285

MFS Variable Insurance Trust
Mid Cap Growth Subaccount (3) ...................   32,344        6.51           210
New Discovery Subaccount (1) ....................   20,466        7.46           153
Total Return Subaccount (3) .....................   61,114        9.62           588
Utilities Subaccount (1) ........................    4,366        8.71            38

PBHG Insurance
Select Value Subaccount (3) .....................   29,564        8.00           236

PIMCO Variable Insurance Trust
Global Bond Subaccount (3) ......................   23,589       11.97           283
Real Return Subaccount (3) ......................   70,548       11.60           819
StocksPlus Growth and Income Subaccount (3) .....   87,575        8.41           737

The Universal Institutional Funds, Inc.
Global Value Equity Subaccount (4) ..............    9,235        8.48            78
U.S. Real Estate Subaccount (1) .................   24,599        9.96           245


                                                      For the period ended December 31, 2002
                                                  ----------------------------------------------
                                                   Investment
                                                     Income
MONY Variable Universal Life                         Ratio*    Expense Ratio**   Total Return***
------------------------------------------------- ----------- ----------------- ----------------
AIM Variable Insurance Funds
Financial Services Subaccount (3) ...............  1.49%(+)       0.35%(+)         (12.70)%
Health Sciences Subaccount (3) ..................  0.00(+)        0.35(+)          (18.70)
Telecommunications Subaccount (1) ...............  0.00(+)        0.35(+)          (38.20)

Alger American Fund
Balanced Subaccount (1) .........................  1.70(+)        0.35(+)           (8.90)
Mid Cap Subaccount (1) ..........................  0.00(+)        0.35(+)          (21.70)

EQAT-Enterprise Funds
EQ/Enterprise Equity Income Subaccount (1) ......  1.99(+)        0.35(+)          (12.00)
EQ/Enterprise Growth and Income
Subaccount (2) ..................................  2.02(+)        0.35(+)          (19.80)
EQ/Enterprise Growth Subaccount (2) .............  0.67(+)        0.35(+)          (19.60)
EQ/Enterprise Managed Subaccount (2) ............  1.67(+)        0.35(+)          (15.80)
EQ/Enterprise Small Company Growth
Subaccount (2) ..................................  0.00(+)        0.35(+)          (20.00)
EQ/Enterprise Small Company Value Subaccount
(2) .............................................  0.61(+)        0.35(+)           (5.40)
EQ/Enterprise Total Return Subaccount (1) .......  3.49(+)        0.35(+)            6.60

EQAT-MONY Funds
EQ/MONY Government Securities
Subaccount (1) ..................................  0.33(+)        0.35(+)            5.50
EQ/MONY Long Term Bond Subaccount (1) ...........  0.20(+)        0.35(+)           12.40

Janus Aspen Series
Capital Appreciation Subaccount (2) .............  0.40(+)        0.35(+)          (11.60)
Flexible Income Subaccount (3) ..................  5.06(+)        0.35(+)            8.70
International Growth Subaccount (1) .............  1.05(+)        0.35(+)          (19.90)

MFS Variable Insurance Trust
Mid Cap Growth Subaccount (3) ...................  0.00(+)        0.35(+)          (34.90)
New Discovery Subaccount (1) ....................  0.00(+)        0.35(+)          (25.40)
Total Return Subaccount (3) .....................  0.49(+)        0.35(+)           (3.80)
Utilities Subaccount (1) ........................  1.37(+)        0.35(+)          (12.90)

PBHG Insurance
Select Value Subaccount (3) .....................  1.81(+)        0.35(+)          (20.00)

PIMCO Variable Insurance Trust
Global Bond Subaccount (3) ......................  2.66(+)        0.35(+)           19.70
Real Return Subaccount (3) ......................  4.33(+)        0.35(+)           16.00
StocksPlus Growth and Income Subaccount (3) .....  3.97(+)        0.35(+)          (15.90)

The Universal Institutional Funds, Inc.
Global Value Equity Subaccount (4) ..............  3.03(+)        0.35(+)          (15.20)
U.S. Real Estate Subaccount (1) .................  8.24(+)        0.35(+)           (0.40)

-----------------------------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Concluded)


6. Financial Highlights (Concluded)

(+)  Annualized

(1) For the period February 7, 2002 (commencement of operations) through December 31, 2002.

(2) For the period February 6, 2002 (commencement of operations) through December 31, 2002.

(3) For the period February 8, 2002 (commencement of operations) through December 31, 2002.

(4) For the period February 20, 2002 (commencement of operations) through December 31, 2002.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
MONY Life Insurance Company of America

In our opinion, the accompanying balance sheets and the related statements of operations, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America at December 31, 2006 and 2005 and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005 and the six months ended December 31, 2004 and the six (predecessor) months ended June 30, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Financial Statements, the Company changed its method of accounting for share-based compensation on January 1, 2006, for defined benefit pension and other postretirement plans on December 31, 2006 and for certain nontraditional long-duration contracts and separate accounts on January 1, 2004.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 15, 2007

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                 BALANCE SHEETS

                                                                                              DECEMBER 31,      December 31,
                                                                                                  2006              2005
                                                                                            ----------------- ------------------
                                                                                                      (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at estimated fair value...........................  $      2,140.6        $   2,035.6
   Mortgage loans on real estate..........................................................           219.2              290.2
   Policy loans...........................................................................           105.1               96.3
   Other invested assets..................................................................            53.4               54.8
                                                                                            -----------------    ------------
       Total investments..................................................................         2,518.3            2,476.9
Cash and cash equivalents.................................................................            58.8              129.7
Amounts due from reinsurers...............................................................           136.2              106.2
Deferred policy acquisition costs.........................................................           123.0              106.8
Value of business acquired................................................................           287.7              328.2
Other assets..............................................................................            30.6               29.5
Separate Accounts' assets.................................................................         3,289.0            3,485.1
                                                                                            -----------------    ------------

Total Assets .............................................................................  $      6,443.6       $    6,662.4
                                                                                            =================    ============
LIABILITIES
Policyholders' account balances...........................................................  $      2,057.6       $    2,175.9
Future policy benefits and other policyholders liabilities................................           355.4              309.1
Other liabilities.........................................................................            48.3               47.4
Note payable to affiliate.................................................................            30.6               33.8
Income taxes payable......................................................................            64.9               50.6
Separate Accounts' liabilities............................................................         3,289.0            3,485.1
                                                                                            -----------------    ------------
       Total liabilities..................................................................  $      5,845.8       $    6,101.9

Commitments and contingent liabilities (Notes 5, 9, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.00 par value; 5.0 million shares authorized,
   2.5 million issued and outstanding.....................................................             2.5                2.5
Capital in excess of par value............................................................           498.5              495.8
Retained earnings.........................................................................           107.9               67.8
Accumulated other comprehensive loss......................................................           (11.1)              (5.6)
                                                                                            -----------------    ------------
       Total shareholder's equity.........................................................           597.8              560.5
                                                                                            -----------------    ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY................................................  $      6,443.6       $    6,662.4
                                                                                            =================    ============






                       See Notes to Financial Statements.

              MONY LIFE INSURANCE COMPANY OF AMERICA
                     STATEMENTS OF OPERATIONS

                                                                 YEAR             Year               Six                Six
                                                                 ENDED            Ended          Months Ended      Months Ended
                                                              DECEMBER 31,     December 31,       December 31,       June 30,
                                                                 2006              2005              2004              2004
                                                             -------------     ------------      ------------      -------------
                                                             (SUCCESSOR)       (Successor)       (Successor)       (Predecessor)
                                                                                      (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
   income.................................................   $    150.0        $     168.3        $    80.8         $   82.7
Premiums..................................................         49.9               53.8             85.0             77.4
Net investment income.....................................        141.4              135.0             62.8             64.3
Investment losses, net....................................         (1.2)              (2.2)            (4.6)            (0.7)
Other income..............................................         15.5               22.0             26.7              7.4
                                                             -------------     ------------      ------------      -------------
       Total revenues.....................................        355.6              376.9            250.7            231.1

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits...................................         98.1               99.5             91.2             80.8
Interest credited to policyholders' account balances......         86.1               99.9             50.0             54.1
Compensation and other benefits...........................         27.4               33.4             32.1             45.8
Commissions...............................................         36.7               72.9             76.5             85.5
Interest expense..........................................          2.2                1.6              1.3              1.3
Amortization of deferred policy acquisition costs and
   value of business acquired.............................         55.4               41.2             22.4             34.7
Capitalization of deferred policy acquisition costs ......        (27.2)             (78.1)           (87.5)           (93.8)
Rent expense..............................................          3.7               10.5              3.0              9.8
Other operating costs and expenses........................         16.5               38.0             22.8             38.2
                                                             -------------     ------------      ------------      -------------
        Total benefits and other deductions...............        298.9              318.9            211.8            256.4
                                                             -------------     ------------      ------------      -------------
Earnings (loss) from continuing operations
   before income taxes....................................         56.7               58.0             38.9            (25.3)
Income tax (expense) benefit..............................        (17.3)             (16.7)           (12.4)            10.5
                                                             -------------     ------------      ------------      -------------
Earnings (loss) from continuing operations................         39.4               41.3             26.5            (14.8)
Gain on disposal of discontinued operations,
   net of income taxes....................................          0.7                  -                -                -
Cumulative effect of accounting change,
   net of income taxes....................................            -                  -                -              3.8
                                                             -------------     ------------      ------------      -------------
Net Earnings (Loss).......................................   $     40.1        $      41.3        $    26.5        $   (11.0)
                                                             =============     ============      ============      =============

                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                       STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                                                     ACCUMULATED
                                                                         CAPITAL                        OTHER             TOTAL
                                                         COMMON         IN EXCESS      RETAINED      COMPREHENSIVE     SHAREHOLDER'S
                                                         STOCK           OF PAR        EARNINGS       INCOME(LOSS)        EQUITY
                                                       -----------     ------------- -------------- ---------------  --------------
                                                                                    (IN MILLIONS)
Predecessor balance, January 1, 2004.................  $     2.5       $  599.7     $    139.2     $     24.2       $     765.6
Comprehensive loss:
      Net loss.......................................         -             -            (11.0)           -               (11.0)
      Other comprehensive loss.......................         -             -              -            (11.4)            (11.4)
                                                                                                                     --------------
            Comprehensive loss.......................                                                                     (22.4)
                                                       -----------     ------------- -------------- ---------------  --------------
Predecessor balance, June 30, 2004...................        2.5          599.7          128.2           12.8             743.2
Effect of push-down accounting of AXA Financial's
   purchase price on net assets......................         -          (153.0)        (128.2)         (12.8)           (294.0)
                                                       -----------     ------------- -------------- ---------------  --------------
Successor balance, July 1, 2004......................        2.5          446.7            -              -               449.2
Capital contributions................................         -            49.1            -              -                49.1
Comprehensive income:
      Net earnings...................................         -             -             26.5            -                26.5
      Other comprehensive income.....................         -             -              -             14.9              14.9
                                                                                                                     --------------
            Comprehensive income.....................                                                                      41.4
                                                       -----------     ------------- -------------- ---------------  --------------
Successor balance, December 31, 2004.................        2.5          495.8           26.5           14.9             539.7
Comprehensive income:
      Net earnings...................................         -             -             41.3            -                41.3
      Other comprehensive loss.......................         -             -              -            (20.5)            (20.5)
                                                                                                                     --------------
            Comprehensive income.....................                                                                      20.8
                                                       -----------     ------------- -------------- ---------------  --------------
Successor balance, December 31, 2005.................        2.5          495.8           67.8           (5.6)            560.5
Share-based programs.................................         -             2.7            -              -                 2.7
Comprehensive income:
      Net earnings...................................         -             -             40.1            -                40.1
      Other comprehensive loss.......................         -             -              -             (5.5)             (5.5)
                                                                                                                     --------------
        Comprehensive income.........................                                                                      34.6
                                                       -----------     ------------- -------------- ---------------  --------------
Successor balance, December 31, 2006.................  $     2.5       $  498.5      $   107.9      $   (11.1)       $    597.8
                                                       ===========     ============= ============== ===============  ==============

                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                            STATEMENTS OF CASH FLOWS


                                                                        YEAR           Year          Six Months      Six Months
                                                                       ENDED           Ended            Ended           Ended
                                                                    DECEMBER 31,    December 31,     December 31,      June 30,
                                                                        2006           2005             2004            2004
                                                                   -------------   -------------    -------------  -------------
                                                                    (SUCCESSOR)      (Successor)      (Successor)  (Predecessor)
                                                                                            (IN MILLIONS)
Net earnings (loss)................................................  $      40.1    $    41.3       $    26.5       $   (11.0)
  Adjustments to reconcile net earnings (loss) to net cash used in operating activities:
     Interest credited to policyholders' account balances..........         86.1         99.9            50.0            54.1
     Universal life and investment-type product policy fee income..       (150.0)      (168.3)          (80.8)          (82.7)
     Change in accrued investment income...........................         (0.7)        (1.8)           (3.0)            4.7
     Investment losses, net .......................................          1.2          2.2             4.6             0.7
     Change in deferred policy acquisition costs and
       value of business acquired..................................         28.2        (36.9)          (65.1)          (60.8)
     Change in future policy benefits..............................         25.7         67.5            (5.3)           (1.7)
     Change in other policyholders liabilities.....................         17.0        (10.0)            6.4            (1.5)
     Change in other income tax payable............................         17.3         16.7            12.4           (10.5)
     Provision for depreciation and amortization...................         12.1         14.1             7.9             1.5
     Cumulative effect of the adoption of SOP 03-1.................          -            -               -              (5.9)
     Gain on disposal of discontinued operations...................         (0.7)         -               -               -
     Gain on recapture from reinsurance from USFL..................          -           (0.6)           (9.0)            -
     Dividend from AllianceBernstein units.........................          4.8          3.8             -               -
     Other, net....................................................        (16.3)       (26.7)          (32.8)           59.6
                                                                     -------------   -------------  -------------   -----------

Net cash provided by (used in) operating activities................         64.8          1.2           (88.2)          (53.5)
                                                                     -------------   -------------  -------------   -----------

Cash flows from investing activities:
  Sales, maturities or repayments of investments:
    Fixed maturities...............................................        270.8        173.5           188.7           431.5
    Mortgage loans on real estate..................................         87.5        100.8            93.8            43.0
    Other invested assets..........................................          2.7          -               4.3             0.1
  Purchases of investments:
    Fixed maturities...............................................       (398.7)      (348.0)         (473.1)         (272.4)
    Mortgage loans on real estate..................................        (16.1)       (18.1)          (18.7)          (66.1)
    Other invested assets..........................................         (1.5)        (0.1)           (0.4)           (0.2)
    Policy loans, net..............................................         (8.9)        (3.3)           (3.9)           (3.0)
                                                                     -------------   -------------  -------------   -----------

Net cash (used in) provided by investing activities................        (64.2)       (95.2)         (209.3)          132.9
                                                                     -------------   -------------  -------------   -----------

                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                            STATEMENTS OF CASH FLOWS
                                   (CONTINUED)


                                                                        YEAR          Year          Six Months      Six Months
                                                                       ENDED          Ended            Ended           Ended
                                                                    DECEMBER 31,   December 31,     December 31,      June 30,
                                                                        2006          2005             2004            2004
                                                                    -------------  -------------  -------------    ------------
                                                                     (SUCCESSOR)    (Successor)     (Successor)    (Predecessor)
                                                                                           (IN MILLIONS)
    Cash flows from financing activities:
      Policyholders' account balances:
         Deposits.................................................  $    392.9     $    521.4     $    284.6      $    477.8
         Withdrawals from and transfers to Separate Accounts......      (463.9)        (505.7)        (196.9)         (337.1)
      Repayment of note to affiliate..............................        (3.2)          (3.0)          (1.4)           (1.4)
      Proceeds received from recapture of reinsurance with USFL...         -             12.2           10.4             -
      Other, net..................................................         2.7            -              -               -
                                                                    -------------  -------------  -------------   --------------

    Net cash (used in) provided by financing activities...........       (71.5)          24.9           96.7           139.3
                                                                    -------------  -------------  -------------   --------------

    Change in cash and cash equivalents...........................       (70.9)         (69.1)        (200.8)          218.7
    Cash and cash equivalents, beginning of period................       129.7          198.8          399.6           180.9
                                                                    -------------  -------------  -------------   --------------

    Cash and Cash Equivalents, End of Period......................  $     58.8     $    129.7     $    198.8      $    399.6
                                                                    =============  =============  =============   ==============

    Supplemental cash flow information:
      Interest Paid...............................................  $      2.2     $      2.4     $      1.3      $      1.3
                                                                    =============  =============  =============   ==============
      Income Taxes Refunded.......................................  $       -      $       -      $    (48.2)     $      -
                                                                    =============  =============  =============   ==============
    Schedule of non-cash financing activities:
      Capital Contribution of AllianceBernstein Units
         from MONY Life...........................................  $       -      $       -      $     49.1      $      -
                                                                    =============  =============  =============  ===============
      Share-based Programs........................................  $      2.7     $       -      $      -        $      -
                                                                    =============  =============  =============  ===============
      Transfer of Bonds from USFL Due to Recapture of
         Reinsurance with USFL (Note 8)...........................  $       -      $       -      $     84.6      $      -
                                                                    =============  =============  =============  ===============

                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                          NOTES TO FINANCIAL STATEMENTS


1)    ORGANIZATION

      MONY Life Insurance Company of America ("MLOA"), an Arizona stock life insurance company whose primary business is to provide life insurance and annuity products to both individuals and businesses, is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"). MONY Life is a wholly owned subsidiary of MONY Holdings, LLC ("MONY Holdings"), which is a downstream holding company of AXA Financial, Inc. ("AXA Financial", which together with its consolidated subsidiaries is referred to herein as "AXA Financial Group").

      On July 8, 2004, the acquisition of The MONY Group Inc. ("MONY") by AXA Financial (the "MONY Acquisition") was completed and, under the terms of the related merger agreement, AXA Financial paid or made provisions to pay MONY shareholders approximately $1.5 billion in cash, representing $31.00 for each share of MONY's common stock. MONY shareholders also received a dividend from MONY totaling $0.34755 per share.

      The MONY Acquisition was accounted for using the purchase method under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", and SFAS No. 142, "Goodwill and Other Intangible Assets". In connection with the acquisition, MLOA adjusted the cost basis of its assets and liabilities to fair value on the acquisition date (the "Purchase Adjustments"). References in these financial statements to "Predecessor" refer to MLOA prior to July 1, 2004. References to "Successor" refer to MLOA on and after July 1, 2004, after giving effect to the implementation of the Purchase Adjustments. For accounting purposes (due to convenience and immateriality of the results of MONY and its subsidiaries from July 1 through July 8), AXA Financial has consolidated MONY and its subsidiaries and reflected its results from July 1, 2004 in its consolidated statements of earnings and consolidated cash flows. MLOA's activity for the period from July 1, 2004 through July 8, 2004 is therefore included in the Successor's statement of operations and excluded from the Predecessor's statement of operations. The Predecessor's statement of operations is presented using MLOA's historical basis of accounting.

      The determination of the Purchase Adjustments relating to investments reflects management's reliance on independent price quotes where available. Other Purchase Adjustments required significant management estimates and assumptions. The Purchase Adjustments related to Value of Business Acquired ("VOBA") and liabilities, including policyholder reserves, required management to exercise judgment to assess the value of these items. The Purchase Adjustments resulted in a revalued balance sheet, which may result in future earnings trends that differ significantly from historical trends. MLOA does not anticipate any material impact on its liquidity, or its ability to pay policyholders claims, arising out of the purchase accounting process related to the merger.

2)    SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation
      ---------------------

      The preparation of the accompanying financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management to present fairly the financial position of MLOA and its results of operations and cash flows for the periods presented.

      The terms "full year 2006" and "full year 2005" refers to the year ended December 31, 2006 and 2005, respectively. The terms "six months ended December 31, 2004" and "six months ended June 30, 2004" refer to the 2004 Successor and Predecessor periods, respectively. References to "Successor" refer to MLOA on or after July 1, 2004, after giving effect to the implementation of the Purchase Adjustments recorded in connection with the MONY Acquisition. Certain reclassifications have been made in the amounts presented for prior periods to conform to the current presentation.

      Accounting Changes
      ------------------

      Although MLOA has no employees, under service agreements with affiliates, MLOA is charged for services, including personnel services and employee benefits, provided on its behalf.

      On December 31, 2006, AXA Financial Group implemented SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or under funded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 does not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

      SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 will have no impact on AXA Financial Group as it already uses a December 31 measurement date for all of its plan assets and benefits obligations. The adoption of SFAS No. 158 did not have an impact on MLOA's results of operations or financial position.

      On January 1, 2006, AXA Financial Group, including MLOA, adopted Statement of Financial Accounting Standards ("SFAS") No. 123(R), "Share-Based Payment". To effect its adoption, AXA Financial Group elected the "modified prospective method" of transition. Under this method, prior-period results were not restated. Prior to the adoption of SFAS No. 123(R), AXA Financial Group, including MLOA, had elected to continue to account for stock-based compensation in accordance with Accounting Principles Board ("APB") No. 25, "Accounting for Stock Issued to Employees," and, as a result, the recognition of stock-based compensation expense generally was limited to amounts attributed to awards of restricted shares, and various other cash-settled programs such as stock appreciation rights. SFAS No. 123(R) requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of AXA Financial Group's equity-classified award programs for which no cost previously would have been charged to net earnings under APB No. 25, most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans. As a result of adopting SFAS No. 123(R) on January 1, 2006, MLOA's earnings before income taxes and net earnings for 2006 were $2.7 million and $1.7 million lower, respectively, than if these plans had continued to be accounted for under APB No. 25.

      Under the modified prospective method, AXA Financial Group applied the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. In addition, beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006, that prior to adoption of SFAS No. 123(R) would have been reflected by MLOA only in pro forma disclosures, were recognized in MLOA's statements of operations over the awards' remaining future service/vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

      On January 1, 2006, MLOA adopted the provisions of SFAS No. 154, "Accounting Changes and Error Corrections," a replacement of APB No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement that does not include transition provisions. To enhance comparability, this statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The cumulative effect of the change is reported in the carrying value of assets and liabilities as of the first period presented, with the offset applied to opening retained earnings. Each period presented is adjusted to show the period specific effects of the change. Only direct effects of the change will be retrospectively recognized; indirect effects will be recognized in the period of change. SFAS No. 154 carries forward without change APB No. 20's guidance for reporting the correction of an error and a change in accounting estimate as well as SFAS No. 3's provisions governing reporting accounting changes in interim financial statements. The adoption of SFAS No. 154 did not have an impact on MLOA's results of operations or financial position.

      Effective January 1, 2004, MLOA adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". SOP 03-1 required a change in MLOA's accounting policies relating to (a) liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts issued by MLOA, and (b) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and interest-sensitive life policies.

      The adoption of SOP 03-1 resulted in a change in liabilities associated with the market value adjustment feature that are now reported at the accrued account balance. Prior to the adoption of SOP 03-1, such liabilities had been reported at market adjusted value.

      The adoption of SOP 03-1 resulted in a change in the method of determining liabilities associated with the no lapse guarantee feature contained in variable and interest-sensitive life contracts. While both MLOA's previous method of establishing the no lapse guarantee reserve and the SOP 03-1 method are based on accumulation of a portion of the charges for the no lapse guarantee feature, SOP 03-1 specifies a different approach for identifying the portion of the fee to be accrued and establishing the related reserve.

      The adoption of SOP 03-1 as of January 1, 2004 resulted in a decrease in the six months ended June 30, 2004 Predecessor net loss of $3.8 million related to the cumulative effect of the required changes in accounting. The determination of liabilities associated with mortality and annuitization benefits, as well as related impacts on deferred acquisition costs, is based on models that involve numerous estimates and subjective judgments. There can be no assurance that the ultimate actual experience will not differ from management's estimates.

      New Accounting Pronouncements
      -----------------------------

      On September 15, 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, with earlier application encouraged. Management is currently assessing the potential impacts of adoption of SFAS No. 157.

      On July 13, 2006, the FASB issued its Interpretation ("FIN") 48, "Accounting for Uncertainty in Income Taxes," to clarify the criteria used to recognize and measure the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained assuming examination by the taxing authority, based on the technical merits of the position. Tax positions meeting the recognition criteria are required to be measured at the largest amount of tax benefit that is more than 50 percent likely of being realized upon ultimate settlement and, accordingly, requires consideration of the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. FIN 48 is effective for fiscal years beginning after December 15, 2006, thereby requiring application of its provisions, including the threshold criteria for recognition, to all tax positions of MLOA as at January 1, 2007. The cumulative effect of applying FIN 48, if any, is to be reported as an adjustment to the opening balance of retained earnings. In addition, annual disclosures with respect to income taxes have been expanded by FIN 48 and require inclusion of a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. Management is currently assessing the potential impacts of adoption of FIN 48.

      On September 19, 2005, the AICPA released SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". SOP 05-1 requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC"), VOBA and other related balances must be written off. The SOP is effective for transactions occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Restatement of previously issued annual financial statements is not permitted, and disclosure of the pro forma effects of retroactive application or the pro forma effect on the year of adoption is not required. The adoption of SOP 05-1 is not expected to have a material impact on MLOA's results of operations or financial position.

      Investments
      -----------

      The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trust ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

      Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

      Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

      Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

      Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

      Valuation allowances are netted against the asset categories to which they apply.

      Policy loans are stated at unpaid principal balances.

      Partnerships and joint venture interests in which MLOA has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet FIN 46(R), "Consolidation of Variable Interest Entities, Revised," requirements for consolidation are consolidated; those in which MLOA does not have control and a majority economic interest and those that do not meet FIN 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with Equity real estate or Other equity investments, as appropriate.

      Equity securities include common stock classified as available for sale securities are carried at estimated fair value and are included in Other invested assets.

      Units held in AllianceBernstein L.P. ("AllianceBernstein") are carried on the equity method and reported in Other invested assets.

      Short-term investments are stated at amortized cost that approximates fair value and are included in Other invested assets.

      Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

      All securities owned including U.S. government and agency securities and mortgage-backed securities are recorded in the financial statements on a trade date basis.

      Net Investment Income, Investment Gains (Losses), Net and Unrealized
      --------------------------------------------------------------------
      Investment Gains (Losses)
      -------------------------

      Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

      Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by MLOA are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to DAC and VOBA related to universal life and investment-type products.

      Fair Value of Financial Instruments
      -----------------------------------

      MLOA defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

      Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts.

      Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

      Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

      The estimated fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC") and certain annuities, which are included in policyholders' account balances, are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

      The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

      Fair values for the note payable to affiliate are determined using contractual cash flows discounted at market interest rates.

      Recognition of Insurance Income and Related Expenses
      ----------------------------------------------------

      Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

      Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

      DAC and VOBA
      ------------

      Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      VOBA, which arose from the MONY Acquisition, was established in accordance with business combination purchase accounting guidance. VOBA is the actuarially determined present value of estimated future gross profits of insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

      For universal life products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in shareholder's equity as of the balance sheet date.

      A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Expected future gross profit assumptions related to Separate Account performance are set by management using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.92% net of product weighted average Separate Account fees) and 0% (-2.08% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5-year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2006, current projections of future average gross market returns assume a 0.5% return for 2007, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after 7 quarters.

      In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

      Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

      For non-participating traditional life policies, DAC and VOBA are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

      Policyholders' Account Balances and Future Policy Benefits
      ----------------------------------------------------------

      Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      MLOA issues certain variable annuity products with a Guaranteed Minimum Death Benefit ("GMDB") feature. MLOA also issues certain variable annuity products that contain a Guaranteed Minimum Income Benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      For reinsurance contracts, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

      For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.0% to 6.0% for life insurance liabilities and from 3.0% to 6.75% for annuity liabilities.

      Separate Accounts
      -----------------

      Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts' assets are subject to General Account claims only to the extent Separate Accounts' assets exceed Separate Accounts' liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by MLOA.

      The investment results of Separate Accounts on which MLOA does not bear the investment risk are reflected directly in Separate Accounts' liabilities and are not reported in revenues in the statements of operations. For the years ended December 31, 2006, 2005 and 2004, investment results of such Separate Accounts were gains of $358.6 million, $197.5 million and $371.2 million, respectively.

      Deposits to Separate Accounts are reported as increases in Separate Accounts' liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

      Other Accounting Policies
      -------------------------

      MLOA filed a consolidated Federal income tax return with its parent, MONY Life, and with MONY Life's other life and non-life subsidiaries for the Predecessor periods. Beginning in the Successor period, MLOA files a consolidated Federal income tax return with its parent, MONY Life, and with MONY Life's other life subsidiaries. Under the life insurance provisions of the Internal Revenue Code, life insurance companies cannot file a consolidated Federal income tax return with their ultimate parent for a period of five years from the date of acquisition. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. The allocation of Federal income taxes will be based upon separate return calculations with current credit for losses and other Federal income tax credits provided to the life insurance members of the affiliated group. Intercompany balances are settled annually in the fourth quarter of the year in which the return is filed.

      Discontinued operations include real estate held-for-sale.

      Real estate investments meeting the following criteria are classified as real estate held-for-sale:

      o Management having the authority to approve the action commits the organization to a plan to sell the property.
      o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

      o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

      o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

      o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

      o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

      Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

      Real estate held-for-sale is included in the Other assets line in the balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2006 were not significant.

3)    INVESTMENTS

      Fixed Maturities
      ----------------

      The following table provides additional information relating to fixed maturities.

                                                                      GROSS              GROSS
                                                  AMORTIZED         UNREALIZED         UNREALIZED         ESTIMATED
                                                    COST              GAINS              LOSSES          FAIR VALUE
                                               --------------    ---------------    ----------------   --------------
                                                                           (IN MILLIONS)
        DECEMBER 31, 2006
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate......................... $     1,869.0     $        6.7       $       31.1       $    1,844.6
            Mortgage-backed...................          20.2              -                  -                 20.2
            U.S. Treasury, government
              and agency securities...........         138.5              0.4                0.5              138.4
            States and political
              subdivisions....................           1.1              -                  -                  1.1
            Foreign governments...............           4.1              -                  0.1                4.0
            Redeemable preferred stock........         134.4              1.4                3.5              132.3
                                               --------------    ---------------    ----------------   --------------
              Total Available for Sale........ $     2,167.3     $        8.5       $       35.2       $    2,140.6
                                               ==============    ===============    ================   ==============

        December 31, 2005
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate......................... $     1,843.9     $        9.3       $       23.4       $    1,829.8
            Mortgage-backed...................          24.9              0.3                -                 25.2
            U.S. Treasury, government
              and agency securities...........          92.3              0.4                0.5               92.2
            States and political
              subdivisions....................           1.1              -                  -                  1.1
            Foreign governments...............          10.2              0.1                0.1               10.2
            Redeemable preferred stock........          77.6              1.1                1.6               77.1
                                               --------------    ---------------    ----------------   --------------
              Total Available for Sale........ $     2,050.0     $       11.2       $       25.6       $    2,035.6
                                               ==============    ===============    ================   ==============

      For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, MLOA determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets. At December 31, 2006 and 2005, securities without a readily ascertainable market value having an amortized cost of $534.7 million and $527.1 million, respectively, had estimated fair values of $529.6 million and $527.0 million, respectively.

      The contractual maturity of bonds at December 31, 2006 is shown below:

                                                                                      AVAILABLE FOR SALE
                                                                              ------------------------------------
                                                                                 AMORTIZED          ESTIMATED
                                                                                   COST             FAIR VALUE
                                                                              ----------------   -----------------
                                                                                         (IN MILLIONS)
      Due in one year or less..............................................    $       99.8       $       99.3
      Due in years two through five........................................           495.7              489.4
      Due in years six through ten.........................................         1,131.7            1,116.4
      Due after ten years..................................................           285.5              283.0
                                                                              ----------------   -----------------
         Subtotal..........................................................         2,012.7            1,988.1
      Mortgage-backed securities...........................................            20.2               20.2
                                                                              ----------------   -----------------
      Total................................................................    $    2,032.9       $    2,008.3
                                                                              ================   =================

      Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process culminates with a quarterly review of certain assets by AXA Financial Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

      The following table discloses fixed maturities (224 issues) that have been in a continuous unrealized loss position for less than a twelve-month period and greater than a twelve month period as of December 31, 2006:


                                          LESS THAN 12 MONTHS            12 MONTHS OR LONGER                 TOTAL
                                     -----------------------------   ---------------------------    ----------------------------
                                                         GROSS                         GROSS                          GROSS
                                        ESTIMATED     UNREALIZED       ESTIMATED     UNREALIZED       ESTIMATED     UNREALIZED
                                       FAIR VALUE       LOSSES        FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                                      ------------   -------------   ------------   ------------    ------------   -------------
                                                                           (IN MILLIONS)
       Fixed Maturities:
         Corporate..................  $      430.5   $       4.8     $    914.3     $     26.3      $  1,344.8     $     31.1
         U.S. Treasury,
           government and agency
           securities...............          20.6           -             49.4            0.5            70.0            0.5
         States and political
           subdivisions.............           -             -              1.1            -               1.1            -
         Foreign governments........           2.1           -              2.0            0.1             4.1            0.1
         Redeemable
           preferred stock..........           7.3           0.1           76.8            3.4            84.1            3.5
                                      ------------   -------------   ------------   ------------    ------------   -------------

       Total Temporarily
         Impaired Securities .......  $      460.5   $       4.9     $  1,043.6     $     30.3      $  1,504.1     $     35.2
                                      ============   =============   ============   ============    ============   =============


      MLOA's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2006, approximately $73.7 million, or 3.4%, of the $2,167.3 million aggregate amortized cost of fixed maturities held by MLOA was considered to be other than investment grade.

      At December 31, 2006, MLOA had no fixed maturities which were non-income producing for the twelve months preceding that date.

      Mortgage Loans
      --------------

      Interest income recognized on impaired mortgage loans totaled $0.3 million, $0.3 million, $0.1 million and $0.0 million for full year 2006, full year 2005, six months ended December 31, 2004 and six months ended June 30, 2004, respectively.

      Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2006 and 2005, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $2.8 million and $3.3 million, respectively.

      Impaired mortgage loans along with the related investment valuation allowances follow:


                                                                                         DECEMBER 31,
                                                                             ---------------------------------------
                                                                                   2006                  2005
                                                                             -----------------    ------------------
                                                                                         (IN MILLIONS)
       Impaired mortgage loans with investment valuation allowances.......   $         -          $         -
       Impaired mortgage loans without investment valuation allowances....             3.1                  3.6
                                                                             -----------------    ------------------
       Recorded investment in impaired mortgage loans.....................             3.1                  3.6
       Investment valuation allowances....................................             -                    -
                                                                             -----------------    ------------------
       Net Impaired Mortgage Loans........................................   $         3.1        $         3.6
                                                                             =================    ==================

      Investment valuation allowances for mortgage loans and equity real estate and changes thereto in 2004 follow; there were no valuation allowances for such investments in 2006 and 2005:

                                                                              Six Months     Six Months
                                                                                Ended          Ended
                                                                              December 31,    June 30,
                                                                                 2004           2004
                                                                              -----------    ----------
                                                                             (Successor)    (Predecessor)
                                                                                    (In Millions)

                   Balances, beginning of period............................  $   1.7        $     4.4
                   Additions charged to income..............................      -                0.3
                   Deductions for writedowns and asset dispositions.........      -               (3.0)
                   Effect of push-down accounting of AXA Financial's
                      purchase price of net assets..........................     (1.7)             -
                                                                              -----------    ----------
                   Balances, End of Period..................................  $   -          $     1.7
                                                                              ===========    ==========

                   Balances, end of period comprise:
                   Mortgage Loans on Real Estate............................  $   -          $     1.7
                                                                              ===========    ==========

      Other Invested Assets
      ---------------------

      MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2006 and 2005 were $3.4 million and $3.9 million, respectively.

      The following presents MLOA's investment in 1.2 million units in AllianceBernstein, an affiliate:


                                                                   ALLIANCEBERNSTEIN
                                                                        UNITS
                                                                  ------------------
                                                                     (IN MILLIONS)

      Balance at January 1, 2005 ...............................  $       49.1
      Equity in net earnings....................................           4.1
      Dividends received........................................          (3.8)
                                                                  ------------------
      Balance at December 31, 2005 .............................          49.4
      Equity in net earnings....................................           5.2
      Dividends received........................................          (4.8)
                                                                  ------------------
      Balance at December 31, 2006..............................  $       49.8
                                                                  ==================


4)    VALUE OF BUSINESS ACQUIRED

      The following presents MLOA's VOBA asset related to the MONY Acquisition as of December 31, 2006 and 2005:

                                                                    LESS:               LESS:
                                             GROSS CARRYING      ACCUMULATED          IMPACT OF
                                                 AMOUNT        AMORTIZATION (1)     RECAPTURE (2)         NET
                                            --------------    -----------------  ----------------   --------------
                                                                          (IN MILLIONS)
      VOBA
      ----
      DECEMBER 31, 2006...................  $    416.5        $    (83.9)        $     (44.9)       $    287.7
                                            ==============    =================  ================   ==============

      December 31, 2005...................  $    416.5        $    (43.4)        $     (44.9)       $    328.2
                                            ==============    =================  ================   ==============

      (1) Includes reactivity to unrealized investment gains (losses).

      (2) Relates to the December 31, 2005 and 2004 recapture by USFL of universal life insurance contracts and level term premium insurance contracts previously ceded to MLOA under the modified coinsurance ("MODCO") agreement between MLOA and USFL.

      For full year 2006, full year 2005 and six months ended December 31, 2004, total amortization expense related to VOBA was $44.4 million, $32.5 million and $16.7 million, respectively. VOBA amortization is estimated to range between $33.7 million and $25.1 million annually through 2011.

5)    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying values and estimated fair values for financial instruments not otherwise disclosed in Notes 3 and 8 of Notes to Financial Statements are presented below:

                                                                                      DECEMBER 31,
                                                            -------------------------------------------------------------------
                                                                         2006                               2005
                                                            --------------------------------   --------------------------------
                                                              CARRYING         ESTIMATED          Carrying        Estimated
                                                                VALUE          FAIR VALUE          Value          Fair Value
                                                            ---------------  ---------------   ---------------  ---------------
                                                                                      (IN MILLIONS)

      Mortgage loans on real estate ....................    $    219.2       $    220.0        $    290.2       $    291.3
      Policy loans .....................................         105.1            121.1              96.3            111.6
      Policyholders liabilities: investment contracts...         870.3            897.7             971.5          1,039.1
      Note payable to affiliate ........................          30.6             30.6              33.8             33.8

6)    GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

      A) Variable Annuity Contracts - GMDB and GMIB
         ------------------------------------------

      MLOA has certain variable annuity contracts with GMDB and GMIB features in force that guarantee one of the following:

           o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

           o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

           o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

           o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

      The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                                         GMDB                GMIB              TOTAL
                                                                   -----------------   -----------------  -----------------
                                                                                        (IN MILLIONS)

      Balance at January 1, 2004.................................   $         3.5       $        -         $         3.5
         Impact of adoption of SOP 03-1..........................            (2.8)               0.1                (2.7)
         Paid guarantee benefits.................................            (3.0)               -                  (3.0)
         Other changes in reserve ...............................             3.3                -                   3.3
                                                                   -----------------   -----------------  -----------------
      Balance at December 31, 2004...............................             1.0                0.1                 1.1
         Paid guarantee benefits ................................            (2.9)               -                  (2.9)
         Other changes in reserve................................             2.6                0.1                 2.7
                                                                   -----------------   -----------------  -----------------
      Balance at December 31, 2005...............................             0.7                0.2                 0.9
         Paid guarantee benefits.................................            (2.2)               -                  (2.2)
         Other changes in reserve ...............................             2.2                0.2                 2.4
                                                                   -----------------   -----------------  -----------------
      Balance at December 31, 2006...............................   $         0.7       $        0.4       $         1.1
                                                                   =================   =================  =================

      Related GMDB reinsurance ceded amounts were:

                                                                     GMDB
                                                               ----------------
                                                                 (IN MILLIONS)

      Balance at January 1, 2004..........................      $        -
        Impact of adoption of SOP 03-1....................              (0.3)
        Paid guarantee benefits...........................               2.9
        Other changes in reserve..........................              (3.5)
                                                               ----------------
      Balance at December 31, 2004........................      $       (0.9)
        Paid guarantee benefits...........................              (0.1)
        Other changes in reserve..........................               1.2
                                                               ----------------
      Balance at December 31, 2005........................               0.2
        Paid guarantee benefits...........................              (0.1)
        Other changes in reserve..........................               0.5
                                                               ----------------
      Balance at December 31, 2006........................      $        0.6
                                                               ================

      The December 31, 2006 values for those variable annuity contracts with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                                 RETURN
                                                   OF
                                                PREMIUM        RATCHET        ROLL-UP        COMBO          TOTAL
                                            -------------  ------------    -------------  ----------      ----------
                                                                           (IN MILLIONS)
      GMDB:
      -----
        Account values invested in:
             General Account...........     $     170      $      272           N/A       $       31      $      473
             Separate Accounts.........     $     793      $     1,416          N/A       $      172      $     2,381
        Net amount at risk, gross......     $      8       $      174           N/A       $       52      $       234
        Net amount at risk, net of
          amounts reinsured............     $      8       $       96           N/A       $        -      $       104
        Average attained age of
          contractholders..............          61.6            61.6           N/A             60.5            61.5
        Percentage of contractholders
          over age 70..................          18.7%          17.1%           N/A             13.2%           17.6%
        Contractually specified
          interest return rates.......            N/A             N/A           N/A              5.0%

      GMIB:
      -----
        Account values invested in:
             General Account...........           N/A             N/A      $     31            N/A        $       31
             Separate Accounts.........           N/A             N/A      $    172            N/A        $      172
        Net amount at risk, gross......           N/A             N/A      $     -             N/A        $       -
        Net amount at risk, net of
          amounts reinsured............           N/A             N/A      $     -             N/A        $       -
        Weighted average years
          remaining until earliest
          annuitization...............            N/A             N/A           5.7            N/A               5.7
        Contractually specified
          interest return rates.......            N/A             N/A           5.0%           N/A

      B) Separate Account Investments by Investment Category Underlying GMDB and
         -----------------------------------------------------------------------
         GMIB Features
         -------------

      The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                  DECEMBER 31,       December 31,
                                                      2006               2005
                                                 ----------------  ------------------
                                                            (IN MILLIONS)
      GMDB:
      -----
         Equity.................................  $    1,911        $    2,054
         Fixed income...........................         332               400
         Balanced...............................          55                62
         Other..................................          83                94
                                                 ----------------  ------------------
         Total..................................  $    2,381        $    2,610
                                                 ================  ==================

      GMIB:
      -----
         Equity.................................  $      136        $      127
         Fixed income...........................          28                33
         Balanced...............................           3                 3
         Other..................................           5                 5
                                                 ----------------  ------------------
         Total..................................  $      172        $      168
                                                 ================  ==================

      C) Variable and Interest-sensitive Life Insurance Policies - No Lapse
         ------------------------------------------------------------------
         Guarantee
         ---------

      The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At December 31, 2006 and 2005, MLOA had liabilities of $0.5 million and $0.1 million, respectively, for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders liabilities.

7)    REINSURANCE

      During the Predecessor periods, MLOA used a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer was liable to reimburse MLOA for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, MLOA remains contingently liable for all benefits payable even if the reinsurers fail to meet their obligations to MLOA. Life insurance business written by MLOA was ceded under various reinsurance contracts. MLOA's general practice was to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products. For its variable annuity products, MLOA retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with guaranteed minimum death benefits in excess of the return of premium benefit, which are offered under certain of MLOA's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider under the new MONY variable annuity were similarly reinsured. The guaranteed minimum income benefit in the new variable annuity product was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

      During 2006, MLOA reinsured most of its new variable life and universal life policies on an excess of retention basis, retaining up to a maximum of $4.0 million on single-life policies and $6.0 million on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate, which is a wholly-owned subsidiary of AXA Financial, up to a combined maximum of $25.0 million on single-life policies and $30.0 million on second-to-die policies. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

      Beginning September 2006, the no lapse guarantee riders on the new variable universal life product are being reinsured on a 90% first dollar quota share basis through AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an affiliate.

      At December 31, 2006 and 2005, respectively, reinsurance recoverables related to insurance contracts amounted to $136.2 million and $106.2 million, of which $63.0 million and $51.3 million relates to one specific reinsurer.

      The following table summarizes the effect of reinsurance:


                                                         YEAR            Year        Six Months        Six Months
                                                        ENDED           Ended           Ended             Ended
                                                     DECEMBER 31,    December 31,    December 31,        June 30,
                                                         2006           2005             2004              2004
                                                    -----------      -----------     ------------      -----------
                                                    (SUCCESSOR)      (Successor)     (Successor)      (Predecessor)
                                                                            (IN MILLIONS)

      Direct premiums............................   $      89.0      $      93.4       $      44.8      $      37.7
      Reinsurance assumed from USFL..............           -                -                59.2             53.2
      Reinsurance ceded..........................         (39.1)           (39.6)            (19.0)           (13.5)
                                                    -----------      -----------       -----------      -----------
      Premiums...................................   $      49.9      $      53.8       $      85.0      $      77.4
                                                    ===========      ===========       ===========      ===========

      Universal Life and Investment-type
         Product Policy Fee Income Ceded.........   $      31.6      $      33.9       $      22.7      $      15.9
                                                    ===========      ===========       ===========      ===========
      Policyholders' Benefits Ceded..............   $      65.0      $      57.9       $      24.0      $      10.8
                                                    ===========      ===========       ===========      ===========


8)    RELATED PARTY TRANSACTIONS

      Under its respective service agreements with affiliates, AXA Equitable (Successor Period) and MONY Life (Predecessor Period), personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreements are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $49.6 million, $74.7 million, $54.1 million and $88.7 million for the full year 2006, full year 2005, six months ended December 31, 2004 and six months ended June 30, 2004, respectively. At December 31, 2006, MLOA reported a $5.4 million payable to AXA Equitable and at December 31, 2005 a $6.3 million receivable from AXA Equitable in connection with its service agreement.

      In addition to the agreements discussed above, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements was $2.3 million, $2.4 million, $2.5 million, and $3.0 million for the full year 2006, full year 2005, six months ended December 31, 2004 and six months ended June 30, 2004, respectively, related to these agreements.

      As more fully described in Note 7 in Notes to Financial Statements, MLOA ceded new variable and universal life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Bermuda.

      MLOA entered into a modified coinsurance ("MODCO") agreement with U.S. Financial Life Insurance Company ("USFL"), an affiliate, effective January 1, 1999, whereby MLOA agreed to reinsure 90% of all level premium term life insurance policies written by USFL after January 1, 1999. Effective January 1, 2000, this agreement was amended to reinsure 90% of all term life and universal life insurance policies written by USFL after January 1, 2000. A second amendment, effective April 1, 2001, added a new series of term life insurance policies issued by USFL and a DAC tax provision. Under the agreement, MLOA shared in all premiums and benefits for the reinsured policies based on the 90% quota share percentage, after consideration of existing reinsurance agreements previously in force on this business. In addition, MLOA reimbursed USFL for its quota share of expense allowances, as defined in the MODCO agreement.

      As of December 31, 2004, USFL recaptured all of the term life policies that had previously been assumed by MLOA under this MODCO agreement. Other income for the six months ended December 31, 2004 reflects the resulting pre-tax gains on the recaptures of the term life reinsurance from USFL of $9.0 million ($5.9 million net of income taxes).

      As of December 31, 2005, USFL recaptured all of the universal life policies that had previously been assumed by MLOA under this MODCO agreement. Other income for the year ended December 31, 2005 reflects the resulting pre-tax gains on the recaptures of the universal life and term life reinsurance from USFL of $0.6 million ($0.4 million net of income taxes).

      The MODCO agreement remained in effect for level premium term life insurance issued during 2005. However, in the fourth quarter of 2005, the MODCO agreement was terminated effective January 1, 2005, and all MODCO reinsurance transactions relating to level term that took place between USFL and MLOA during 2005 were unwound. In connection with this unwinding,

      MLOA received a payment of $0.7 million representing interest on net payments made to USFL during the year under the MODCO agreement.

      The statements of operations include certain revenues and expenses assumed from USFL under the MODCO agreement as follows:

                                                                    Year            Six Months          Six Months
                                                                    Ended             Ended                Ended
                                                                 December 31,       December 31,          June 30,
                                                                     2005               2004                2004
                                                               --------------       ------------         -----------
                                                                  (Successor)       (Successor)         (Predecessor)
                                                                                   (In Millions)
      REVENUES:
      Universal life and investment-type
          product policy fee income........................... $         19.9        $      7.8          $      7.3
      Premiums................................................             -               59.2                53.2
      Other (loss) income.....................................           (0.2)             16.2                (4.6)
                                                               --------------        -----------         -----------
          Total revenues......................................           19.7              83.2                55.9
                                                               --------------        -----------         -----------

      BENEFITS AND OTHER DEDUCTIONS:
      Policyholders' benefits.................................           10.5              53.2                40.7
      Interest credited to policyholders' account balances....            6.1               2.6                 2.3
      Amortization of deferred policy acquisition costs and
          value of business acquired..........................            2.4               6.0                 8.7
      Capitalization of deferred policy acquisition costs ....          (14.0)            (34.9)              (33.4)
      Commissions.............................................           14.2              43.4                44.3
                                                               --------------        -----------         -----------
          Total benefits and other deductions.................           19.2              70.3                62.6
                                                               --------------        -----------         -----------
      Earnings (Loss) Before Income Taxes..................... $          0.5        $     12.9          $     (6.7)
                                                               ==============        ===========         ===========


     The following table presents the impact on MLOA's assets and liabilities of the recaptures of reinsurance from USFL:

                                                                           December 31,
                                                                               2005
                                                                      --------------------
                                                                           (In Millions)
      ASSETS
      Fixed maturities..............................................  $         -
      Cash and cash equivalents.....................................           12.2
      Accrued investment income.....................................            -
      Deferred policy acquisition costs.............................          (20.1)
      VOBA..........................................................          (12.8)
      Other assets..................................................           (1.6)
                                                                      --------------------
          Total assets..............................................  $       (22.3)
                                                                      --------------------

      LIABILITIES
      Future policy benefits........................................  $       (26.5)
      Other liabilities.............................................            3.6
      Income taxes payable..........................................            0.2
                                                                      --------------------
          Total liabilities.........................................          (22.7)
                                                                      --------------------
      Net Impact of Recapture of Reinsurance From USFL..............  $         0.4
                                                                      ====================

      At December 31, 2005 MLOA recorded payables of $3.1 million to USFL in connection with the MODCO agreement.

      In accordance with the guidance contained in FASB Derivates Implementation Group Issue B36, the MODCO agreement between USFL and MLOA was considered to contain an embedded derivative representing a total return swap. The embedded derivative asset of $1.6 million was written off as of December 31, 2005 in connection with the termination of the MODCO agreement. Changes in fair value of the total return swap asset resulted in (losses) income of $(1.4) million, $7.1 million and $(4.6) million for the full year 2005, six months ended December 31, 2004 and six months ended June 30, 2004, respectively.

      On March 5, 1999, MLOA borrowed $50.5 million from MONY Benefit Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.8% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note is $30.6 million and $33.8 million at December 31, 2006 and 2005, respectively.

9)    SHARE-BASED COMPENSATION

      For the full year 2006, MLOA recognized $2.7 million, of compensation costs under SFAS No. 123(R) for employee stock options, including $0.8 million, resulting from unvested awards at January 1, 2006.

      Prior to adoption of SFAS No. 123(R), AXA Financial Group, including MLOA, had elected to continue accounting for employee stock option awards under APB No. 25 and, therefore, no compensation cost for these awards was recognized in the statements of operations in the full year 2005. The following table illustrates the effect on net income had compensation expense for employee stock option awards been measured and recognized by MLOA under the fair-value-based method of SFAS No. 123. These pro forma disclosures are not adjusted from amounts previously reported and, therefore, retain the original grant-date fair values of the underlying awards, continue to attribute cost over the awards' service-vesting periods, and do not include estimates of pre-vesting forfeitures.

                                                                          AXA Financial
                                                                              Group                  MONY
                                                                          -------------           ------------
                                                                              Year                 Six Months
                                                                              Ended                  Ended
                                                                           December 31,             June 30,
                                                                              2005                    2004
                                                                          -------------           ------------
                                                                           (Successor)            (Predecessor)
                                                                                      (In Millions)

           Net earnings (loss) as reported...............................   $    41.3             $  (11.0)
           Less: total stock-based employee compensation expense
               determined under fair value method for all awards,
               net of income taxes.......................................        (1.6)                (1.9)
                                                                            -----------           ------------
           Pro Forma Net Earnings (Loss).................................   $    39.7             $  (12.9)
                                                                            ===========           ============


      As of December 31, 2006, approximately $1.0 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by MLOA over a weighted average period of 2.0 years.

10)   NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

      The sources of net investment income follow:

                                                        YEAR                Year        Six Months       Six Months
                                                       ENDED               Ended          Ended            Ended
                                                     DECEMBER 31,        December 31,   December 31,     June 30,
                                                        2006                2005           2004            2004
                                                    -------------        ------------   ------------   -------------
                                                     (SUCCESSOR)         (Successor)     (Successor)   (Predecessor)
                                                                                  (IN MILLIONS)

        Fixed maturities..........................  $       113.3        $      107.1    $      45.8     $     51.8
        Mortgage loans on real estate.............           23.7                25.2           16.0           16.0
        Policy loans..............................            6.3                 6.0            3.0            2.9
        Other investment income...................            4.0                 4.4            2.1           (0.9)
                                                    -------------        ------------    -----------     ----------
          Gross investment income.................          147.3               142.7           66.9           69.8

        Investment expenses.......................           (5.9)               (7.7)          (4.1)          (5.5)
                                                    -------------        ------------    -----------     ----------

        Net Investment Income.....................  $       141.4        $      135.0    $      62.8    $      64.3
                                                    =============        ============    ===========    ===========

      Investment (losses) gains , net including changes in the valuation allowances, follow:

                                                        YEAR             Year         Six Months      Six Months
                                                        ENDED            Ended          Ended           Ended
                                                     DECEMBER 31,     December 31,    December 31,    June 30,
                                                        2006             2005            2004           2004
                                                    -------------    -------------   -------------  ------------
                                                     (SUCCESSOR)      (Successor)     (Successor)   (Predecessor)
                                                                               (IN MILLIONS)

        Fixed maturities..........................  $        (2.3)    $       (2.2)   $      (4.6)   $      (3.4)
        Mortgage loans on real estate.............            1.1              -              -              2.7
                                                    -------------     ------------    -----------     ----------
        Investment (Losses) Gains, Net............  $        (1.2)    $       (2.2)   $      (4.6)   $      (0.7)
                                                    =============     ============    ===========    ===========

      Writedowns of fixed maturities amounted to $3.7 million, $2.0 million, $5.1 million and $0.9 million for full year 2006, full year 2005, six months ended December 31, 2004 and six months ended June 30, 2004, respectively. There were no writedowns of mortgage loans on real estate and equity real estate for full year 2006, full year 2005, six months ended December 31, 2004 and six months ended June 30, 2004.

      For full year 2006, full year 2005, six months ended December 31, 2004 and six months ended June 30, 2004, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $55.9 million, $53.4 million, $48.9 million and $363.1 million. Gross gains of $2.8 million, $1.0 million, $2.1 million and $6.9 million and gross losses of $1.2 million, $1.4 million, $1.3 million and $10.0 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for full year 2006, full year 2005, six months ended December 31, 2004 and six months ended June 30, 2004 amounted to $(12.4) million, $(50.5) million, $36.1 million and $(41.0) million, respectively.

      The net unrealized investment gains (losses) included in the balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, on a line-by-line basis, follow:

                                                                   YEAR             Year           Six Months     Six Months
                                                                   ENDED            Ended            Ended          Ended
                                                                DECEMBER 31,     December 31,     December 31,     June 30,
                                                                    2006             2005             2004           2004
                                                               ------------      ------------     -----------    -----------
                                                                (SUCCESSOR)       (Successor)     (Successor)   (Predecessor)
                                                                                         (IN MILLIONS)
      Balance, beginning of period........................     $       (5.6)     $       14.9     $     12.8      $     24.2
      Changes in unrealized investment (losses) gains.....            (12.3)            (50.5)          36.1           (41.5)
      Changes in unrealized investment gains (losses)
        attributable to:
             DAC and VOBA.................................              3.9              18.9          (13.2)           23.9
             Deferred income taxes........................              2.9              11.1           (8.0)            6.2
      Effect of push-down accounting of AXA Financial's
             purchase price on MLOA's net assets..........              -                 -            (12.8)            -
                                                               ------------      ------------     -----------     -----------
      Balance, end of period..............................     $      (11.1)     $       (5.6)    $     14.9      $     12.8
                                                               ============      ============     ===========     ===========

      Balance, end of period comprises:
         Unrealized investment (losses) gains on
           fixed maturities...............................     $      (26.7)     $      (14.4)    $     36.1      $     43.5
         Amounts of unrealized investment gains (losses)
           attributable to:
           DAC and VOBA...................................              9.6               5.7          (13.2)          (23.9)
           Deferred income taxes..........................              6.0               3.1           (8.0)           (6.8)
                                                               ------------      ------------     -----------     -----------
      Balance, end of period..............................     $      (11.1)     $       (5.6)    $     14.9      $     12.8
                                                               ============      ============     ===========     ===========

      Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

11)   INCOME TAXES

      A summary of the income tax expense in the statements of operations follows:

                                                          YEAR               Year           Six Months        Six Months
                                                          ENDED             Ended             Ended             Ended
                                                       DECEMBER 31,       December 31,     December 31,        June 30,
                                                          2006               2005              2004              2004
                                                      -------------       -----------      -----------       -----------
                                                       (SUCCESSOR)        (Successor)      (Successor)      (Predecessor)
                                                                                     (IN MILLIONS)
      Income tax expense (benefit):
      Current expense (benefit).....................  $        10.7       $      2.5       $       -         $    (29.3)
      Deferred expense..............................            6.6             14.2              12.4             18.8
                                                      -------------       -----------      -----------       -----------
      Total.........................................  $        17.3       $      16.7      $      12.4       $    (10.5)
                                                      =============       ===========      ===========       ===========

      The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                          YEAR               Year          Six Months        Six Months
                                                          ENDED             Ended            Ended             Ended
                                                       DECEMBER 31,      December 31,     December 31,        June 30,
                                                          2006               2005             2004              2004
                                                      -------------      -------------    ------------      ------------
                                                       (SUCCESSOR)        (Successor)      (Successor)      (Predecessor)
                                                                                     (IN MILLIONS)
      Tax at statutory rate........................    $      19.8        $      20.3      $     13.6        $    (8.9)
      Dividends received deduction.................           (2.7)              (3.7)           (1.2)            (1.6)
      Other........................................            0.2                0.1             -                -
                                                       ------------       ------------     -----------       -----------
      Income Tax Expense (Benefit).................    $      17.3        $      16.7      $     12.4        $   (10.5)
                                                       ============       ============     ===========       ===========

      The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2006                  December 31, 2005
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Reserves and reinsurance...............  $     200.6      $        -        $      189.2      $       -
        DAC....................................          1.7               -                35.1              -
        VOBA...................................          -               100.7               -              112.8
        Investments............................          -               163.5               -              153.5
        Tax loss carryforwards.................          -                 -                 5.3              -
        Goodwill and intangibles...............          -                10.7               -                5.2
        Other..................................         12.1               -                 -               15.0
                                                 --------------   ---------------   --------------    --------------
        Total..................................  $     214.4      $      274.9      $      229.6      $     286.5
                                                 ==============   ===============   ==============    ==============

      At December 31, 2006, MLOA had no Federal tax loss carryforwards.

      The Internal Revenue Service ("IRS") is examining MLOA's Federal income tax returns for the years 1998 through June 30, 2004. The tax years 1994 through 1997 are currently under review by the Appeals Office of the IRS. Management believes the examination of MLOA's returns will have no material adverse effect on MLOA's results of operations or financial position.

12)   DISCONTINUED OPERATIONS

      In 2006, one real estate property with a book value of $1.6 million that had been previously reported in equity real estate was reclassified as real estate held-for-sale. Prior periods have been restated to reflect these properties as discontinued operations. In third quarter 2006, this property was sold resulting in a gain of $1.1 million pre-tax ($0.7 million post-tax). At December 31, 2005, equity real estate held-for-sale was $1.6 million and was included in Other assets.

13)   OTHER COMPREHENSIVE (LOSS) INCOME

      The components of other comprehensive (loss) income for the past three years follow:

                                                          YEAR                Year           Six Months        Six Months
                                                          ENDED              Ended             Ended              Ended
                                                       DECEMBER 31,        December 31,     December 31,        June 30,
                                                          2006                2005              2004              2004
                                                      -------------       -------------    -------------    -------------
                                                       (SUCCESSOR)         (Successor)      (Successor)     (Predecessor)
                                                                                    (IN MILLIONS)

       Net unrealized (losses) gains on investments:
          Net unrealized (losses) gains arising
             during the period....................... $      (12.3)        $    (50.5)      $     36.3        $    (41.7)
          Losses (gains) reclassified into net
             earnings during the period..............           -                 -               (0.2)              0.2
                                                      -------------        -----------      -----------       -----------
       Net unrealized (losses) gains on investments..        (12.3)             (50.5)            36.1             (41.5)
       Adjustments for DAC and VOBA and
           deferred income taxes.....................          6.8               30.0            (21.2)             30.1
                                                      -------------        -----------      -----------       -----------
       Total Other Comprehensive (Loss) Income....... $       (5.5)        $    (20.5)      $     14.9        $    (11.4)
                                                      =============        ===========      ===========       ===========


14)   COMMITMENTS AND CONTINGENT LIABILITIES

      MLOA had $6.6 million in commitments under existing mortgage loan agreements at December 31, 2006.

15)   LITIGATION

      MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

16)   STATUTORY FINANCIAL INFORMATION

      MLOA is restricted as to the amounts it may pay as dividends to MONY Life. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. For 2006, 2005 and 2004, MLOA's statutory net gain (loss) was $27.7 million, $(5.6) million and $(83.4) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $320.1 million and $269.8 million at December 31, 2006 and 2005, respectively. There were no shareholder dividends paid to MONY Life by MLOA in 2006, 2005 and 2004.

      At December 31, 2006, MLOA, in accordance with various government and state regulations, had $6.1 million of securities deposited with such government or state agencies.

      At December 31, 2006 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2006.

      Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) computer software development costs are capitalized under GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP and (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for GAAP purchase accounting.

17)   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

      The quarterly results of operations for 2006 and 2005 are summarized below:

                                                                       THREE MONTHS ENDED
                                            ---------------------------------------------------------------------
                                              MARCH 31,          JUNE 30,        SEPTEMBER 30,       DECEMBER 31,
                                            ---------------   ---------------   ----------------   --------------
                                                                         (IN MILLIONS)
        2006
        ----
        Total Revenues...................... $       90.7      $      86.0       $       92.3       $       86.6
                                             ============      ===========       ============       ============
        Earnings from Continuing
          Operations........................ $       11.0      $      13.4       $       11.6       $        3.4
                                             ============      ===========       ============       ============
        Net Earnings........................ $       11.0      $      13.4       $       12.3       $        3.4
                                             ============      ===========       ============       ============

        2005 (1)(2)
        -----------
        Total Revenues...................... $       99.6      $     101.9       $      100.7       $       74.7
                                             ============      ===========       ============       ============

        (Loss) Earnings from Continuing
          Operations........................ $       (0.1)     $      13.5       $        7.7       $       20.2
                                             ============      ===========       ============       ============
        Net (Loss) Earnings................. $       (0.1)     $      13.5       $        7.7       $       20.2
                                             ============      ===========       ============       ============

      (1) Results for the three months ended December 31, 2005 include the net gain of $0.4 million recorded from the recapture by USFL of all of the universal life policies that had previously been assumed by MLOA under its MODCO agreement with USFL and the net gain of $1.9 million from the unwinding of the MODCO transactions related to level premium term life insurance issued during the first nine months of 2005 under MLOA's MODCO agreement with USFL (see Note 8 of Notes to Financial Statements).

      (2) Results for the three months ended December 31, 2005 include recorded adjustments related to prior quarters' inter-company expense allocations and DAC capitalization. The effect of these adjustments was to increase net income for the period by $7.1 million. Net earnings for each of the three months ended March 31, June 30 and September 30, 2005 were understated by $2.1 million, $2.1 million and $2.9 million, respectively.

Appendix A

--------------------------------------------------------------------------------

                         DEATH BENEFIT PERCENTAGE FOR
                  GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                                                    Applicable
Attained Age                                                        Percentage

40 and Under...........................................................  150%
41.....................................................................  143
42.....................................................................  136
43.....................................................................  129
44.....................................................................  122
45.....................................................................  115
46.....................................................................  109
47.....................................................................  103
48......................................................................  97
49......................................................................  91
50......................................................................  85
51......................................................................  78
52......................................................................  71
53......................................................................  64
54......................................................................  57
55......................................................................  50
56......................................................................  46
57......................................................................  42
58......................................................................  38
59......................................................................  34
60......................................................................  30
61......................................................................  28
62......................................................................  26
63......................................................................  24
64......................................................................  22
65......................................................................  20
66......................................................................  19
67......................................................................  18
68......................................................................  17
69......................................................................  16
70......................................................................  15
71......................................................................  13
72......................................................................  11
73.......................................................................  9
74.......................................................................  7
75-90....................................................................  5
91.......................................................................  4
92.......................................................................  3
93.......................................................................  2
94-100...................................................................  1

                                                                  Appendix A A-1

Appendix B

--------------------------------------------------------------------------------

                        GUARANTEED DEATH BENEFIT RIDER
                Monthly Guarantee Premium for Guaranteed Death
              Benefit Rider with Ten Year/Age 75 Guarantee Period

                                                                   Monthly
                                                              Guarantee Premium

Specified Amount = $200.00

Male age 45 Preferred Nonsmoker
 Death Benefit Option 1..........................................   $257.33

Female age 45 Preferred Nonsmoker
 Death Benefit Option 1..........................................   $214.83

Male age 45 Standard Smoker
 Death Benefit Option 1..........................................   $346.83

Male age 45 Preferred Nonsmoker
 Death Benefit Option 2..........................................   $257.33

Male age 35 Preferred Nonsmoker
 Death Benefit Option 1..........................................   $137.17

Male age 55 Preferred Nonsmoker
 Death Benefit Option 1..........................................   $417.50

B-1 Appendix B

Appendix C

--------------------------------------------------------------------------------

                        GUARANTEED DEATH BENEFIT RIDER
                Monthly Guarantee Premium for Guaranteed Death
                 Benefit Rider with Lifetime Guarantee Period

                                                                   Monthly
                                                               Guarantee Premium

Specified Amount = $200,000

Male age 45 Preferred Nonsmoker
 Death Benefit Option 1..........................................   $295.19

Female age 45 Preferred Nonsmoker
 Death Benefit Option 1...........................................   247.16

Male age 45 Standard Smoker
 Death Benefit Option 1...........................................   398.48

Male age 45 Preferred Nonsmoker
 Death Benefit Option 2...........................................   295.19

Male age 35 Preferred Nonsmoker
 Death Benefit Option 1...........................................   182.22

Male age 55 Preferred Nonsmoker
 Death Benefit Option 1...........................................   502.22

                                                                  Appendix C C-1

SUPPLEMENT DATED MAY 1, 2007 TO
PROSPECTUSES DATED MAY 1, 2007 FOR

MONY VARIABLE UNIVERSAL LIFE
MONY CUSTOM EQUITY MASTER
THE MONYEQUITY MASTER

ISSUED BY:

MONY LIFE INSURANCE COMPANY
MONY LIFE INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectuses and Supplements to Prospectus and Statements of Additional Information, dated May 1, 2007, as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

The purpose of this supplement is to provide you with information regarding certain Portfolio substitutions, name changes and sub-adviser changes. The Portfolios discussed below are not available in all policies. As applicable to your policy, please note the following changes:


CHANGES TO PORTFOLIOS OF THE EQ ADVISORS TRUST


1. PORTFOLIO NAME AND ADVISER (AND SUB-ADVISER(S), AS APPLICABLE) CHANGE -- MAY 29, 2007 AND JULY 9, 2007

   A. Effective on or about May 29, 2007, subject to regulatory approval, the following Portfolio name change as listed below will occur. Accordingly, all references to the corresponding investment option in the Prospectus are also changed.

--------------------------------------------------------------------------------
   Existing Portfolio Name              New Portfolio Name
--------------------------------------------------------------------------------
  EQ/SMALL COMPANY GROWTH               MULTIMANAGER SMALL CAP GROWTH+
--------------------------------------------------------------------------------

   + This Portfolio will also be reorganized as a Portfolio of AXA Premier VIP Trust ("VIP Trust"). AXA Equitable Life Insurance Company ("AXA Equitable") in its capacity as Investment Manager of the VIP Trust will manage the assets of the Portfolio.

   In addition to the name change shown in the table above, the following change to the Portfolio's objective and Investment Manager and/or Sub-Adviser(s) will also occur. The following is added under "The Funds" for the New Portfolio, replacing information shown in the Prospectus for the Existing Portfolio listed above:


------------------------------------------------------------------------------------------------------------------------------------
   AXA Premier VIP Trust -- Class B Shares                                          Investment Manager (or Sub-Adviser(s), as
   (New Trust)                              Objective                               applicable)
------------------------------------------------------------------------------------------------------------------------------------
  MULTIMANAGER SMALL CAP GROWTH             Long-term growth of capital.            o Bear Stearns Asset Management Inc.
                                                                                    o Eagle Asset Management, Inc.
                                                                                    o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------

   B. Effective on or about July 9, 2007, subject to regulatory approval, the following Portfolio name change as listed below will occur. Accordingly, all references to the corresponding investment option in the Prospectus are also changed.

--------------------------------------------------------------------------------
   Existing Portfolio Name              New Portfolio Name
--------------------------------------------------------------------------------
  EQ/TCW EQUITY                         EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------

  In addition to the name change shown in the table above, T. Rowe Price Associates, Inc. will replace TCW Investment Management Company as the Portfolio's sub-adviser. The expenses for the new EQ/T. Rowe Price Growth Stock Portfolio are shown in the Fee Table below. The following is added under "The Funds" for the New Portfolio, replacing information shown in the Prospectus for the Existing Portfolio listed above:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                Investment Manager (or Sub-Adviser(s), as
   EQ ADVISORS TRUST -- Class IB Shares   Objective                             applicable)
------------------------------------------------------------------------------------------------------------------------------------
  EQ/T. ROWE PRICE GROWTH STOCK           Seeks to achieve long-term capital    o T. Rowe Price Associates, Inc.
                                          appreciation.
------------------------------------------------------------------------------------------------------------------------------------

                                                                          x01640

2. PORTFOLIO SUBSTITUTIONS -- JULY 9, 2007 AND AUGUST 20, 2007

   Effective on or about July 9, 2007 and August 20, 2007, subject to regulatory approval, interests in certain investment options (the "surviving options") will replace interests in current investment options (the "replaced options"), as listed in the table below. The table also shows the objective and the adviser (and sub-adviser, as applicable) for each surviving option. We will move the assets from each replaced option into the corresponding surviving option on the date of the substitution. The value of your interest in each surviving option will be the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to a replaced option to the corresponding surviving option. Any allocation election to a replaced option will be considered as an allocation election to the corresponding surviving option. You may transfer your account value among the investment options, as usual. Any transfer fees that otherwise would apply will be waived on transfers out of either Portfolio that you make within 30 days before or after the substitution. These transfers will not count against the limit (if any) on the number of transfers permitted under your contract. However, we may impose restrictions on transfers to prevent or limit disruptive transfer and other "market timing" activities by contract owners or registered representatives as more fully described in "Detailed information about the contract" under "Disruptive transfer activity." Any account value remaining in any replaced option on the substitution date will be transferred to the corresponding surviving option. For more information about these substitutions and for information on how to transfer your account value, please contact the Operations Center referenced in your Prospectus.

   The substitutions of the Fidelity VIP Growth, MFS Mid Cap Growth Series, MFS New Discovery Series, UIF Global Value Equity and UIF U.S. Real Estate Portfolios will occur on or about July 9, 2007. The substitutions of the AIM V.I. Basic Value Fund, AIM V.I. Mid Cap Core Equity Fund, Alger American Balanced, Alger American MidCap Growth, Dreyfus Small Cap Stock Index, Janus Aspen Series Flexible Bond Fund, MFS Total Return, Old Mutual Select Value and Oppenheimer Main Street Fund/VA Portfolios will occur on or about August 20, 2007. The following is added under "The Funds" for the Surviving/New Portfolios, replacing information shown in the Prospectus for the Replaced (current) Portfolios listed below:

------------------------------------------------------------------------------------------------------------------------------------
   Trust(s)                        Trust/Share Class                                               Investment Manager (or
   Replaced (Current) Portfolio    Surviving/New Portfolio     Objective                           Sub-adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                   EQ Advisors Trust --
                                   Class IA Shares
------------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. MID CAP CORE EQUITY     EQ/FI MID CAP (CLASS IA      Seeks long-term growth of            o Fidelity Management &
   FUND (SERIES I)                SHARES)                      capital.                               Research Company
------------------------------------------------------------------------------------------------------------------------------------
 ALGER AMERICAN MIDCAP            EQ/VAN KAMPEN MID CAP        Capital growth.                      o Morgan Stanley Investment
   GROWTH (CLASS O SHARES)        GROWTH (CLASS IA SHARES)                                            Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 DREYFUS INVESTMENT               EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as     o AllianceBernstein L.P.
   PORTFOLIO--SMALL CAP           (CLASS IA SHARES)            possible (before the deduction of
   STOCK INDEX PORTFOLIO                                       portfolio expenses) the total
   (SERVICE SHARES)                                            return of the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
 FIDELITY VIP GROWTH              EQ/CAPITAL GUARDIAN          Seeks to achieve long-term           o Capital Guardian Trust
   OPPORTUNITIES PORTFOLIO        RESEARCH (CLASS IA SHARES)   growth of capital.                     Company
   (SERVICE CLASS)
------------------------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES FLEXIBLE      EQ/JPMORGAN CORE BOND        Seeks to provide a high total        o JPMorgan Investment
   BOND PORTFOLIO (SERVICE        (CLASS IA SHARES)            return consistent with moderate        Management Inc.
   SHARES)                                                     risk to capital and maintenance
                                                               of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
 MFS MID CAP GROWTH SERIES        EQ/VAN KAMPEN MID CAP        Capital growth.                      o Morgan Stanley Investment
   (INITIAL CLASS)                GROWTH (CLASS IA SHARES)                                            Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 MFS NEW DISCOVERY SERIES         EQ/ALLIANCEBERNSTEIN SMALL   Seeks to achieve long-term           o AllianceBernstein L.P.
   (INITIAL CLASS)                CAP GROWTH (CLASS IA         growth of capital.
                                  SHARES)
------------------------------------------------------------------------------------------------------------------------------------
 OLD MUTUAL SELECT VALUE          EQ/ALLIANCEBERNSTEIN VALUE   Seeks capital appreciation.          o AllianceBernstein L.P.
   PORTFOLIO                      (CLASS IA SHARES)
------------------------------------------------------------------------------------------------------------------------------------
 OPPENHEIMER MAIN STREET          EQ/CAPITAL GUARDIAN          Seeks to achieve long-term           o Capital Guardian Trust
   FUND/VA (SERVICE CLASS)        RESEARCH (CLASS IA SHARES)   growth of capital.                     Company
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Trust(s)                         Trust/Share Class                                                  Investment Manager (or
Replaced (Current) Portfolio     Surviving/New Portfolio            Objective                        Sub-adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
  UIF U.S. REAL ESTATE (SHARE    EQ/VAN KAMPEN REAL ESTATE          Seeks to provide above average   o Morgan Stanley Investment
    CLASS I)                     (CLASS IA SHARES)                  current income and long-term       Management, Inc.
                                                                    capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
                                 EQ Advisors Trust --
                                 Class IB Shares
------------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. BASIC VALUE FUND      EQ/BLACKROCK BASIC VALUE           Seeks capital appreciation and   o BlackRock Investment
    (SERIES I)                   EQUITY (CLASS IB SHARES)           secondarily, income.               Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
                                 Fidelity(R) Variable Insurance
                                 Products (VIP) --
                                 Service Class Shares
------------------------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP GROWTH            FIDELITY VIP CONTRAFUND(R)         Seeks long-term capital          o Fidelity Management &
    PORTFOLIO (SERVICE CLASS)    (SERVICE CLASS)                    appreciation.                      Research Co.
------------------------------------------------------------------------------------------------------------------------------------
                                 Franklin Templeton
                                 Variable Insurance
                                 Products Trust --
                                 Class 2 Shares
------------------------------------------------------------------------------------------------------------------------------------
  ALGER AMERICAN BALANCED        FRANKLIN INCOME SECURITIES         Seeks to maximize income while   o Franklin Advisers, Inc.
    PORTFOLIO (CLASS O SHARES)   FUND (CLASS 2 SHARES)              maintaining prospects for
                                                                    capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
  MFS(R) TOTAL RETURN (INITIAL   FRANKLIN INCOME SECURITIES         Seeks to maximize income while     o Franklin Advisers, Inc.
    CLASS)                       FUND (CLASS 2 SHARES)              maintaining prospects for
                                                                    capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
                                 Oppenheimer Variable
                                 Account Funds --
                                 Service Class Shares
------------------------------------------------------------------------------------------------------------------------------------
  UIF GLOBAL VALUE EQUITY        OPPENHEIMER GLOBAL                 Seeks long-term capital            o Oppenheimer Capital, LLC
    (SHARE CLASS I)              SECURITIES/VA (SERVICE CLASS)      appreciation.
------------------------------------------------------------------------------------------------------------------------------------



3. PORTFOLIO OPERATING EXPENSES

   The following is added under "Annual Portfolio Operating Expenses for the Year Ended December 31, 2006", replacing the information shown for the Existing and Replaced Portfolios listed above:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Acquired         Total                     Net Total
                                                                              Fund Fees       Annual       Fee Waivers     Annual
                                                                                 and         Expenses        and/or       Expenses
                                                                               Expenses       (Before        Expense       (After
                                             Management   12b-1    Other     (Underlying      Expense      Reimburse-     Expense
 Portfolio Name                                 Fees      Fees    Expenses   Portfolios)    Limitations)     ments(5)   Limitations)
------------------------------------------------------------------------------------------------------------------------------------
  AXA Premier VIP Trust -- Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth Portfolio++  1.05%       0.25%     0.23%           --       1.53%             --         1.53%
------------------------------------------------------------------------------------------------------------------------------------
  EQ Advisors Trust -- Class IA Shares
------------------------------------------------------------------------------------------------------------------------------------
  EQ/AllianceBernstein Small Cap Growth
    Portfolio                                0.74%         --      0.13%           --       0.87%             --         0.87%
  EQ/AllianceBernstein Value Portfolio       0.60%         --      0.13%           --       0.73%          (0.03)%       0.70%
  EQ/Capital Guardian Research Portfolio     0.65%         --      0.13%           --       0.78%          (0.08)%       0.70%
  EQ/FI Mid Cap Portfolio                    0.68%         --      0.15%           --       0.83%          (0.08)%       0.75%
  EQ/JPMorgan Core Bond Portfolio            0.44%         --      0.15%           --       0.59%           0.00%        0.59%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Acquired       Total                     Net Total
                                                                              Fund Fees       Annual     Fee Waivers     Annual
                                                                                 and         Expenses       and/or       Expenses
                                                                               Expenses      (Before       Expense       (After
                                              Management   12b-1     Other   (Underlying     Expense     Reimburse-      Expense
 Portfolio Name                                  Fees      Fees    Expenses  Portfolios)   Limitations)    ments(5)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
  EQ Advisors Trust -- Class IA Shares
------------------------------------------------------------------------------------------------------------------------------------
  EQ/Small Company Index Portfolio            0.25%         --      0.16%     0.01%         0.42%           0.00%        0.42%
  EQ/Van Kampen Mid Cap Growth Portfolio      0.70%         --      0.23%       --          0.93%          (0.13)%       0.80%
  EQ/Van Kampen Real Estate Portfolio*        0.90%         --      0.13%       --          1.03%          (0.02)%       1.01%
------------------------------------------------------------------------------------------------------------------------------------
  EQ Advisors Trust -- Class IB Shares
------------------------------------------------------------------------------------------------------------------------------------
  EQ/BlackRock Basic Value Equity Portfolio   0.55%       0.25%     0.14%       --          0.94%             --         0.94%
  EQ/T. Rowe Price Growth Stock Portfolio++   0.78%       0.25%     0.14%       --          1.17%          (0.02)%       1.15%
------------------------------------------------------------------------------------------------------------------------------------
  Fidelity(R) Variable Insurance
  Products (VIP) -- Service Class Shares
------------------------------------------------------------------------------------------------------------------------------------
  Contrafund(R) Portfolio                     0.57%       0.10%     0.09%       --          0.76%           0.00%        0.76%
------------------------------------------------------------------------------------------------------------------------------------
  Franklin Templeton Variable Insurance
  Products Trust -- Class 2 Shares
------------------------------------------------------------------------------------------------------------------------------------
  Franklin Income Securities Fund             0.46%       0.25%     0.01%       --          0.72%             --         0.72%
------------------------------------------------------------------------------------------------------------------------------------
  Oppenheimer Variable Account
  Funds -- Service Class Shares
------------------------------------------------------------------------------------------------------------------------------------
  Oppenheimer Global Securities Fund/VA       0.62%       0.25%     0.04%       --          0.91%           0.00%        0.91%
------------------------------------------------------------------------------------------------------------------------------------

   ++ The expenses for this portfolio are based on the asset levels of its predecessor portfolio for the last fiscal year, adjusted to reflect current fees.

   * This is a newly created portfolio of EQ Advisors Trust. Therefore, the fees and expenses presented in the table above are estimates for the current fiscal period.

   -------------------------------------------

   5. The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2008. Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than specified amounts. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the Prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of EQ Advisors Trust and Fidelity(R) Variable Insurance Products (VIP) is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:


--------------------------------------------------------------------------------
Portfolio Name
--------------------------------------------------------------------------------
  EQ/AllianceBernstein Small Cap Growth Portfolio               0.86%
  EQ/AllianceBernstein Value Portfolio                          0.69%
  EQ/Capital Guardian Research Portfolio                        0.69%
  EQ/FI Mid Cap Portfolio                                       0.72%
  EQ/Van Kampen Mid Cap Growth Portfolio                        0.76%
--------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products (VIP)
--------------------------------------------------------------------------------
  Contrafund(R) Portfolio                                       0.75%
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                          MONY Life Insurance Company
                     MONY Life Insurance Company of America
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

                                     PART II

                   (INFORMATION NOT REQUIRED IN A PROSPECTUS)

                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

      The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

         SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

         The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

         The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

     The directors and officers of MONY Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, ACE Insurance, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, Starr Excess Liability International and Lloyd's of London. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS RELATING TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

      Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following papers and documents:

            The Facing Sheet.

            The Prospectus.

            The undertaking to file reports.

            The signatures.

     Written consents of the following persons:


          a. Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

      1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

          (1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

          (2)  Not applicable.

          (3) (a) Underwriting Agreement between MONY Life Insurance Company of America, MONY Series Fund, Inc., and MONY Securities Corp., incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April
      30, 2003.

               (b) Proposed specimen agreement between MONY Securities Corp. and registered representatives, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

               (c) Commission schedule (with Commission Contract), incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

               (d) Wholesale Distribution Agreement Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al., incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

               (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC., incorporated herein by reference to Exhibit No. 3(i) to registration statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

               (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC., incorporated herein by reference to Exhibit No. 3(j) to registration statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

               (g) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference of post-effective amendment no. 3 to the registration statement Form N-6 (333-104162), filed on April 25, 2005.

               (h) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference of post-effective amendment no. 3 to the registration statement Form N-6 (333-104162), filed on April 25, 2005.

               (i) Form of First Amendment to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-104162) filed on April 25, 2007.

          (4)  Not applicable.

          (5) Form of policy, incorporated herein by reference to the registration statement on Form S-6 (File No. 33-82570) filed on August 8, 1994.

          (6) (a) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

               (b) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

          (7)  Not applicable.

          (8) (a) Form of agreement to purchase shares, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

               (b) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005, incorporated herein by reference to Exhibit
      10.2 to registration statement (File No. 333-65423) on Form 10-K, filed on March 31, 2005.


               (c) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

               (d) Participation Agreement among the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index
      Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

                    (i) Amended Participation Agreement among the Dreyfus
               Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment
               Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

               (e) Participation Agreement among Fidelity Distributors Corporation, Variable Insurance Products Fund and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

               (f) Participation Agreement between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

                    (i) Form of amendment dated September 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

          (9) Form of Reinsurance Agreement among Continental Assurance Company, MONY Life Insurance Company and MONY Life Insurance Company of America, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (10) (a) Application Form for Flexible Premium Variable Universal Life insurance Policy, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

               (b) Form of Application for Life Insurance (Form AMIGV-2005),
                   incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

          (11) Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries, incorporated herein by reference to post-effective amendment no. 12 to the registration statement on Form S-6 (File No. 33-82570) filed on February 27, 2002.

      2. (a) Opinion and consent of Dodie Kent, Esq., Vice President and Counsel, incorporated herein by reference of post-effective amendment no. 16 to the registration statement Form N-6 (333-82570), filed on April 28, 2005.

          (b) Opinion and consent of Dodie Kent, Vice President and Associate General Counsel, filed herewith.

      3.  No financial statements have been omitted from the prospectus.

      4.  Not applicable.

      5.  Not applicable.

      6.  Powers of Attorney

          (a) Power of Attorney for Christopher M. Condron, Chairman of the Board, President and Chief Executive Officer and Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (b) Power of Attorney for Stanley B. Tulin, Vice Chairman of the Board, Chief Financial Officer and Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (c) Power of Attorney for Alvin H. Fenichel, Senior Vice President and Controller, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (d) Power of Attorney for Bruce W. Calvert, Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (e) Power of Attorney for Henri de Castries, Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (f) Power of Attorney for Denis Duverne, Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (g) Power of Attorney for Mary R. (Nina) Henderson, Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (h) Power of Attorney for James F. Higgins, Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (i) Power of Attorney for W. Edwin Jarmain, Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (j) Power of Attorney for Christina Johnson, Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (k) Power of Attorney for Scott D. Miller, Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (l) Power of Attorney for Joseph H. Moglia, Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (m) Power of Attorney for Peter J. Tobin, Director, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

          (n) Powers of Attorney, incorporated herein by reference to post-effective 17 to the registration statement on Form S-6 (File No. 33-82570).

          (o) Powers of Attorney, filed herewith.

      7.  Consent of PricewaterhouseCoopers LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under the Securities Act of 1933 and have duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 25th day of April, 2007.



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2007.


                                  MONY America Variable Account L of
                                  MONY Life Insurance Company of America
                                          (Registrant)

                                  By: MONY Life Insurance Company of America
                                          (Depositor)


                                  By: /s/ Dodie Kent
                                     ---------------------
                                  Dodie Kent
                                  Vice President and Associate General Counsel
                                  MONY Life Insurance Company of America






*By: /s/ Dodie Kent
----------------------------------
Dodie Kent, Attorney-in-Fact
Pursuant to Power of Attorney

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Depositor, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on this 25th day of April, 2007.


                                MONY Life Insurance Company of America
                                       (Depositor)


                                By: /s/ Dodie Kent
                                   ---------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel
                                   MONY Life Insurance Company of America



         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert            Anthony J. Hamilton           Joseph H. Moglia
Christopher M. Condron      Mary R. (Nina) Henderson      Lorie A. Slutsky
Henri de Castries           James F. Higgins              Ezra Suleiman
Denis Duverne               Scott D. Miller               Peter J. Tobin
Charlynn Goins



*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 25, 2007

                                  EXHIBIT INDEX


EXHIBIT NO.                                                           TAG VALUES
-----------                                                           ----------

   2(b)         Opinion and consent of Dodie Kent                      EX-99.2b

   6(o)         Powers of Attorney                                     EX-99.6o

   7            Consent of PricewaterhouseCoopers LLP,                 EX-99.7
                independent registered public accounting firm